NATIONWIDE VLI

SEPARATE

ACCOUNT-4

Annual Report

To

Policyholders

December 31, 2024

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

KPMG LLP
Suite 500 191 West Nationwide Blvd.
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide VLI Separate Account 4:

Opinion on the Financial Statements

We have audited the accompanying statements of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide VLI Separate Account 4 (the Separate Account), as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 9 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 9, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 1, 2025

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AB FUNDS

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Dynamic Asset Allocation Portfolio: Class A (ALVDAA)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A (ALVGIA)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class A (ALVIVA)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class B (ALVIVB)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Discovery Value Portfolio: Class A (ALVSVA)

ALLSPRING GLOBAL INVESTMENTS

Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (SVDF)

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)

Allspring Variable Trust - VT Small Cap Growth Fund: Class 2 (WFVSCG)

AMERICAN FUNDS GROUP (THE)

American Funds Insurance Series(R) - Asset Allocation Fund: Class 2 (AMVAA2)

American Funds Insurance Series(R) - Washington Mutual Investors Fund: Class 2 (AMVBC2)

American Funds Insurance Series(R) - Washington Mutual Investors Fund: Class 4 (AMVBC4)

American Funds Insurance Series(R) - The Bond Fund of America: Class 2 (AMVBD2)

American Funds Insurance Series(R) - Capital World Bond Fund: Class 2 (AMVGB2)

American Funds Insurance Series(R) - Growth-Income Fund: Class 2 (AMVGI2)

American Funds Insurance Series(R) - Growth Fund: Class 2 (AMVGR2)

American Funds Insurance Series(R) - Global Small Capitalization Fund: Class 2 (AMVGS2)

American Funds Insurance Series(R) - U.S. Government Securities Fund: Class 2 (AMVGV2)

American Funds Insurance Series(R) - International Fund: Class 2 (AMVI2)

American Funds Insurance Series(R) - New World Fund: Class 2 (AMVNW2)

AMUNDI US

Pioneer Variable Contracts Trust - Pioneer High Yield VCT Portfolio: Class I (PIHYB1)

BLACKROCK FUNDS

BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class I (BRVHYI)

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II (MLVGA2)

BlackRock Variable Series Funds, Inc. - BlackRock Advantage Large Cap Core V.I. Fund: Class II (MLVLC2)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)

BNY Mellon Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares (DSC)

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

BNY Mellon Investment Portfolios - MidCap Stock Portfolio: Initial Shares (DVMCS)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

CALVERT GROUP

Calvert Variable Trust, Inc. - CVT S&P 500 Index Portfolio: Class I (CVSPIP)1

Calvert Variable Series, Inc. - Calvert VP SRI Mid Cap Portfolio (CVSRMC)

CHARLES SCHWAB FUNDS

Schwab Annuity Portfolios - Schwab(R) S&P 500 Index Portfolio (SASP5I)

DAVIS FUNDS

Davis Variable Account Fund, Inc. - Davis Equity Portfolio (DAVVL)1

DELAWARE FUNDS BY MACQUARIE

Delaware VIP Trust - Macquarie VIP Emerging Markets Series: Service Class (DWVEMS)1

Delaware VIP Trust - Macquarie VIP Small Cap Value Series: Service Class (DWVSVS)1

DIMENSIONAL FUND ADVISORS INC.

DFA Investment Dimensions Group Inc. - VA Equity Allocation Portfolio: Institutional Class (DFVEA)

DFA Investment Dimensions Group Inc. - VA Global Moderate Allocation Portfolio: Institutional Class (DFVGMI)

DFA Investment Dimensions Group Inc. - VIT Inflation-Protected Securities Portfolio: Institutional Class (DFVIPS)

DFA Investment Dimensions Group Inc. - VA International Small Portfolio (DFVIS)

DFA Investment Dimensions Group Inc. - VA International Value Portfolio (DFVIV)

DFA Investment Dimensions Group Inc. - VA U.S. Large Value Portfolio (DFVULV)

DFA Investment Dimensions Group Inc. - VA U.S. Targeted Value Portfolio (DFVUTV)

DWS INVESTMENT MANAGEMENT AMERICAS, INC.

Deutsche DWS Variable Series II - DWS Global Income Builder VIP: Class A (DSGIBA)

Deutsche DWS Variable Series II - DWS Small Mid Cap Value VIP: Class B (SVSSVB)

EATON VANCE FUNDS

Eaton Vance Variable Trust - Eaton Vance VT Floating-Rate Income Fund: Initial Class (ETVFR)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares (FVU2)

Federated Hermes Insurance Series - Federated Hermes Fund for U.S. Government Securities II (FVUS2)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Contrafund(R) Portfolio: Service Class (FCS)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class (FEIS)

Fidelity Variable Insurance Products - Emerging Markets Portfolio - Service Class (FEMS)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class (FF10S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2015 Portfolio: Service Class (FF15S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class (FF20S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2025 Portfolio: Service Class (FF25S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class (FF30S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2035 Portfolio: Service Class (FF35S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2040 Portfolio: Service Class (FF40S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2045 Portfolio: Service Class (FF45S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2050 Portfolio: Service Class (FF50S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2055 Portfolio: Service Class (FF55S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2060 Portfolio: Service Class (FF60S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2065 Portfolio: Service Class (FF65S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Income Fund Portfolio: Service Class (FFINS)

Fidelity Variable Insurance Products Fund - VIP Growth Opportunities Portfolio: Service Class (FGOS)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class (FGS)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class (FHIS)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Index 500 Portfolio: Initial Class (FIP)

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class (FMCS)

Fidelity Variable Insurance Products Fund - VIP Government Money Market Portfolio: Initial Class (FMMP)

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 (FNRS2)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class (FOS)

Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class (FRESS)

Fidelity Variable Insurance Products Fund - VIP Bond Index Portfolio: Service Class (FVBIS)

Fidelity Variable Insurance Products Fund - VIP Extended Market Index Portfolio: Service Class (FVEMIS)

Fidelity Variable Insurance Products Fund - VIP International Index Portfolio: Service Class (FVIIS)

Fidelity Variable Insurance Products Fund - VIP Total Market Index Portfolio: Service Class (FVMIS)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class 2 (FVSS2)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2 (FTVDM2)

Franklin Templeton Variable Insurance Products Trust - Franklin Allocation VIP Fund: Class 2 (FTVFA2)

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 1 (FTVGB1)

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 (FTVGI2)

Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 2 (FTVIS2)

Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Global Discovery VIP Fund: Class 2 (FTVMD2)

Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends VIP Fund: Class 1 (FTVRDI)

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 2 (FTVSV2)

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1 (FTVSVI)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 1 (TIF)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)

GOLDMAN SACHS ASSET MANAGEMENT GROUP

Goldman Sachs Variable Insurance Trust - Goldman Sachs Small Cap Equity Insights Fund: Institutional Shares (GVCSE)

Goldman Sachs Variable Insurance Trust - Goldman Sachs Trend Driven Allocation Fund: Service Shares (GVGMNS)

Goldman Sachs Variable Insurance Trust - Goldman Sachs Mid Cap Growth Fund: Service Shares (GVGOPS)

Goldman Sachs Variable Insurance Trust - Goldman Sachs Mid Cap Value Fund: Institutional Shares (GVMCE)

Goldman Sachs Variable Insurance Trust - Goldman Sachs Multi-Strategy Alternatives Portfolio: Service Shares (GVMSAS)

GUGGENHEIM INVESTMENTS

Rydex Variable Trust - Multi-Hedge Strategies Fund (RVARS)

INVESCO INVESTMENTS

Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)

Invesco - Invesco V.I. Growth and Income Fund: Series I Shares (ACGI)

Invesco - Invesco V.I. High Yield Fund: Series I Shares (AVHY1)

Invesco - Invesco V.I. EQV International Equity Fund: Series I Shares (AVIE)

Invesco - Invesco V.I. Main Street Mid Cap Fund: Series I Shares (AVMCCI)

Invesco - Invesco V.I. Small Cap Equity Fund: Series I Shares (AVSCE)

Invesco Variable Insurance Funds - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares (IVBRA1)

Invesco - Invesco V.I. American Value Fund: Series I Shares (MSVMV)

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)

Invesco - Invesco V.I. Capital Appreciation Fund: Series I (OVGR)

Invesco - Invesco V.I. Global Fund: Series I (OVGS)

Invesco Oppenheimer V.I. International Growth Fund: Series I (OVIG)

Invesco - Invesco V.I. Global Strategic Income Fund: Series I (OVSB)

Invesco - Invesco V.I. Main Street Small Cap Fund: Series I (OVSC)

IVY INVESTMENTS

Ivy Variable Insurance Portfolios - Macquarie VIP Asset Strategy Series: Service Class (WRASP) 1

Ivy Variable Insurance Portfolios - Macquarie VIP Growth Series: Service Class (WRGP) 1

Ivy Variable Insurance Portfolios - Macquarie VIP High Income Series: Service Class (WRHIP) 1

Ivy Variable Insurance Portfolios - Macquarie VIP Mid Cap Growth Series: Service Class (WRMCG) 1

Ivy Variable Insurance Portfolios - Macquarie VIP Science and Technology Series: Service Class (WRSTP) 1

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares (JABS)

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Enterprise Portfolio: Institutional Shares (JAEI)

Janus Aspen Series - Janus Henderson Flexible Bond Portfolio: Service Shares (JAFBS)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

Janus Aspen Series - Janus Henderson Enterprise Portfolio: Service Shares (JAMGS)

Janus Aspen Series - Janus Henderson Mid Cap Value Portfolio: Service Shares (JAMVS)

LAZARD FUNDS

Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares (LZREMS)

LEGG MASON

Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio: Class I (SBVSG)

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - Baron Growth Opportunities Fund: Service Class (BNCAI)

LORD ABBETT FUNDS

Lord Abbett Series Fund, Inc. - Bond Debenture Portfolio: Class VC (LOVBD)

Lord Abbett Series Fund, Inc. - Short Duration Income Portfolio: Class VC (LOVSDC)

Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC (LOVTRC)

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS(R) Variable Insurance Trust III - MFS Global Real Estate Portfolio: Initial Class (M3GREI)

MFS(R) Variable Insurance Trust III - MFS Global Real Estate Portfolio: Service Class (M3GRES)

MFS(R) Variable Insurance Trust - MFS Growth Series: Service Class (MEGSS)

MFS(R) Variable Insurance Trust - MFS Mid Cap Growth Series: Service Class (MMCGSC)

MFS(R) Variable Insurance Trust - MFS New Discovery Series: Initial Class (MNDIC)

MFS(R) Variable Insurance Trust - MFS New Discovery Series: Service Class (MNDSC)

MFS(R) Variable Insurance Trust II - MFS Emerging Markets Equity Portfolio: Initial Class (MV2EEI)

MFS(R) Variable Insurance Trust II - MFS Emerging Markets Equity Portfolio: Service Class (MV2EES)

MFS(R) Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class (MV2IGI)

MFS(R) Variable Insurance Trust II - MFS Research International Portfolio: Service Class (MV2RIS)

MFS(R) Variable Insurance Trust III - MFS Limited Maturity Portfolio: Service Class (MV3LMS)

MFS(R) Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Initial Class (MV3MVI)

MFS(R) Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Service Class (MV3MVS)

MFS(R) Variable Insurance Trust II - MFS Blended Research(R) Core Equity Portfolio: Service Class (MVBRES)

MFS(R) Variable Insurance Trust - MFS Value Series: Initial Class (MVFIC)

MFS(R) Variable Insurance Trust - MFS Value Series: Service Class (MVFSC)

MFS(R) Variable Insurance Trust II - MFS International Growth Portfolio: Initial Class (MVIGIC)

MFS(R) Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class (MVIVSC)

MFS(R) Variable Insurance Trust - MFS Total Return Bond Series: Service Class (MVRBSS)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)

Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio: Class I (MSVEG)

Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio: Class I (MSVMG)

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT DoubleLine Total Return Tactical Fund: Class II (DTRTFB)

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I (EIF)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II (GVAAA2)

Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II (GVABD2)

Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II (GVAGG2)

Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II (GVAGI2)

Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II (GVAGR2)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class II (GVIX2)

Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I (HIBF)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I (IDPG)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class I (IDPGI)

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class I (NCPG)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class I (NCPGI)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan U.S. Equity Fund: Class Y (NJMDEY)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan U.S. Equity Fund: Class II (NJNDE2)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I (NVBX)

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I (NVCCA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I (NVCCN1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I (NVCMA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I (NVCMC1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I (NVCMD1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I (NVCRA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I (NVCRB1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II (NVDBL2)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II (NVDCA2)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P (NVDCAP)

Nationwide Variable Insurance Trust - NVIT iShares Fixed Income ETF Fund: Class II (NVFIII)

Nationwide Variable Insurance Trust - NVIT iShares Global Equity ETF Fund: Class II (NVGEII)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P (NVIDMP)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II (NVIE6)

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I (NVIX)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I (NVLCP1)

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class I (NVMMV1)

Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I (NVNMO1)

Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I (NVNSR1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class II (NVSIX2)

Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class Y (NVSIXD)

Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class I (NVSTB1)

Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II (NVSTB2)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V (SAM5)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class S Shares (AMMCGS)

Neuberger Berman Advisers Management Trust - Mid Cap Intrinsic Value Portfolio: Class I Shares (AMRI)

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (AMTB)

NORTHERN LIGHTS

Northern Lights Variable Trust - TOPS Managed Risk Balanced ETF Portfolio: Class 3 (NOTB3)

Northern Lights Variable Trust - TOPS Managed Risk Growth ETF Portfolio: Class 3 (NOTG3)

Northern Lights Variable Trust - TOPS Managed Risk Moderate Growth ETF Portfolio: Class 3 (NOTMG3)

NYLI FUNDS

New York Life Investments VP Funds Trust - NYLI VP Floating Rate Portfolio: Initial Class (MNVFRI)1

New York Life Investments VP Funds Trust - NYLI VP Floating Rate Portfolio: Service Class (MNVFRS)1

PIMCO FUNDS

PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class (PMVAAA)

PIMCO Variable Insurance Trust - International Bond Portfolio (unhedged): Administrative Class (PMVFBA)

PIMCO Variable Insurance Trust - International Bond Portfolio (U.S. Dollar-Hedged): Administrative Class (PMVFHA)

PIMCO Variable Insurance Trust - Global Bond Opportunities Portfolio (Unhedged): Administrative Class (PMVGBA)

PIMCO Variable Insurance Trust - High Yield Portfolio: Administrative Class (PMVHYA)

PIMCO Variable Insurance Trust - Income Portfolio: Administrative Class (PMVID)

PIMCO Variable Insurance Trust - Income Portfolio: Institutional Class (PMVII)

PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class (PMVLDA)

PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio: Administrative Class (PMVLGA)

PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class (PMVRRA)

PIMCO Variable Insurance Trust - CommodityRealReturn(R) Strategy Portfolio: Administrative Class (PMVRSA)

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class (PMVTRA)

PIMCO Variable Insurance Trust - Short-Term Portfolio: Administrative Class (PVSTA)

PUTNAM INVESTMENTS

Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB (PVEIB)

Putnam Variable Trust - Putnam VT Large Cap Growth Fund: Class IB (PVGOB)

Putnam Variable Trust - Putnam VT International Equity Fund: Class IB (PVTIGB)

Putnam Variable Trust - Putnam VT Small Cap Value Fund: Class IB (PVTSCB)

ROYCE CAPITAL FUNDS

Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class (ROCMC)

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio (TRBCGP)

T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II (TREI2)

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)

T. Rowe Price Fixed Income Series, Inc. - T. Rowe Price Limited-Term Bond Portfolio (TRLT1)

T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio: II (TRMCG2)

T. Rowe Price Equity Series, Inc. - T. Rowe Price All-Cap Opportunities Portfolio (TRNAG1)

T. Rowe Price Equity Series, Inc. - T. Rowe Price Moderate Allocation Portfolio (TRPSB1)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)

VANGUARD GROUP OF INVESTMENT COMPANIES

Vanguard Variable Insurance Fund - Balanced Portfolio (VVB)

Vanguard Variable Insurance Fund - Capital Growth Portfolio (VVCG)

Vanguard Variable Insurance Fund - Diversified Value Portfolio (VVDV)

Vanguard Variable Insurance Fund - Equity Income Portfolio (VVEI)

Vanguard Variable Insurance Fund - Equity Index Portfolio (VVEIX)

Vanguard Variable Insurance Fund - Growth Portfolio (VVG)

Vanguard Variable Insurance Fund-Global Bond Index Portfolio (VVGBI)

Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)

Vanguard Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)

Vanguard Variable Insurance Fund - International Portfolio (VVI)

Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)

Vanguard Variable Insurance Fund - Real Estate Index Portfolio (VVREI)

Vanguard Variable Insurance Fund - Small Company Growth Portfolio (VVSCG)

Vanguard Variable Insurance Fund - Short-Term Investment-Grade Portfolio (VVSTC)

Vanguard Variable Insurance Fund-Total International Stock Market Index Portfolio (VVTISI)

Vanguard Variable Insurance Fund - Total Stock Market Index Portfolio (VVTSM)

VIRTUS MUTUAL FUNDS

Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class I (VRVDRI)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2024 and the period from April 28, 2023 (inception) to December 31, 2023.

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Small Cap Core Fund: Standard Class (LJPSCS)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2024 and the period from May 2, 2023 (inception) to December 31, 2023.

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Global Sustainable Equity Portfolio: Institutional Shares (JAGSEI)

PUTNAM INVESTMENTS

Putnam Variable Trust - Putnam VT Sustainable Leaders Fund: Class IB (PVNOB)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2024 and the period from May 19, 2023 (inception) to December 31, 2023.

AMERICAN FUNDS GROUP (THE)

American Funds Insurance Series(R) - Global Small Capitalization Fund: Class 4 (AMVGS4)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2024 and the period from June 21, 2023 (inception) to December 31, 2023.

AB FUNDS

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Sustainable Global Thematic Portfolio: Class B (ABTGB)1

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2024 and the period from September 26, 2023 (inception) to December 31, 2023.

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio (TRMCGP)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2024 and the period from November 1, 2023 (inception) to December 31, 2023.

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS(R) Variable Insurance Trust III - MFS Limited Maturity Portfolio: Initial Class (MV3LMI)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, and the related statements of operations and changes in contract owners’ equity for the period April 26, 2024 (inception) to December 31, 2024.

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP American Century Capital Appreciation Fund: Standard Class II (LACCA2)

Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)

Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (LACI2)

Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Standard Class II (LACIP2)

Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class (LACIPS)

Lincoln Variable Insurance Products Trust - LVIP American Century Mid Cap Value Fund: Standard Class II (LACMV2)

Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)

Lincoln Variable Insurance Products Trust - LVIP American Century Value Fund: Standard Class II (LACV2)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, and the related statements of operations and changes in contract owners’ equity for the period May 2, 2024 (inception) to December 31, 2024.

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Government Money Market Portfolio (BYVGMM)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, and the related statements of operations and changes in contract owners’ equity for the period June 13, 2024 (inception) to December 31, 2024.

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Global Discovery VIP Fund: Class 1 (FTVMD1)

LEGG MASON

Legg Mason Partners Variable Equity Trust - ClearBridge Variable Dividend Strategy Portfolio: Class I (LPVCII)

Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Growth Portfolio: Class I (LVCLGI)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, and the related statements of operations and changes in contract owners’ equity for the period July 31, 2024 (inception) to December 31, 2024.

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Templeton Variable Insurance Products Trust - Franklin Small-Mid Cap Growth VIP Fund: Class 1 (FTVSC1)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, and the related statements of operations and changes in contract owners’ equity for the period September 16, 2024 (inception) to December 31, 2024.

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Global Research Portfolio: Service Shares (JAWGS)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, and the related statements of operations and changes in contract owners’ equity for the period October 23, 2024 (inception) to December 31, 2024.

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Templeton Variable Insurance Products Trust - Franklin U.S. Government Securities VIP Fund: Class 1 (FTVUG1)

(1)	See Note 1 to the financial statements for the former name of the sub-account.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2024

Subaccount*,**	Shares***	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
ABTGB	56	$1,669	$1,840	$-	$1,840	$-	$1,840
ALVDAA	3,695	32,290	36,097	1	36,098	-	36,098
ALVGIA	1,226,608	37,629,534	38,858,956	157	38,859,113	-	38,859,113
ALVIVA	320,736	4,565,915	4,849,527	9	4,849,536	-	4,849,536
ALVIVB	17,895	258,603	269,504	-	269,504	1	269,503
ALVSVA	988,438	17,865,684	18,108,190	15	18,108,205	-	18,108,205
SVDF	798,276	20,622,852	19,294,338	26	19,294,364	-	19,294,364
SVOF	393,808	9,867,459	10,577,688	35	10,577,723	-	10,577,723
WFVSCG	826,338	6,494,184	7,709,736	-	7,709,736	177	7,709,559
AMVAA2	573,702	13,713,689	14,715,448	58	14,715,506	-	14,715,506
AMVBC2	78,554	1,255,308	1,298,492	2	1,298,494	-	1,298,494
AMVBC4	42,827	600,306	699,797	-	699,797	-	699,797
AMVBD2	4,481,531	48,378,810	40,871,561	82	40,871,643	-	40,871,643
AMVGB2	279,595	2,741,264	2,661,747	9	2,661,756	-	2,661,756
AMVGI2	52,873	3,156,079	3,615,465	-	3,615,465	3	3,615,462
AMVGR2	441,330	42,036,842	55,514,927	318	55,515,245	-	55,515,245
AMVGS2	198,918	3,596,238	3,391,558	14	3,391,572	-	3,391,572
AMVGS4	2,617	44,748	44,523	-	44,523	-	44,523
AMVGV2	18,889	182,693	178,686	-	178,686	-	178,686
AMVI2	1,132,177	20,801,874	20,096,145	77	20,096,222	-	20,096,222
AMVNW2	574,122	14,332,262	15,116,620	51	15,116,671	-	15,116,671
PIHYB1	210,312	1,822,826	1,791,858	-	1,791,858	1	1,791,857
BRVHYI	3,752,020	25,461,128	25,926,459	142,297	26,068,756	-	26,068,756
MLVGA2	565,454	9,720,171	9,250,832	12	9,250,844	-	9,250,844
MLVLC2	62,874	1,479,472	1,452,385	11	1,452,396	-	1,452,396
BYVGMM	982,849	982,849	982,849	2	982,851	-	982,851
DCAP	84,011	3,087,257	3,065,573	10	3,065,583	-	3,065,583
DSC	23,164	957,323	1,009,018	-	1,009,018	-	1,009,018
DSIF	13,034,603	829,294,775	1,039,639,922	3,844	1,039,643,766	-	1,039,643,766
DSRG	303,981	11,392,023	16,873,986	-	16,873,986	1	16,873,985
DVMCS	68,393	1,211,644	1,407,519	5	1,407,524	-	1,407,524
DVSCS	4,874,051	93,555,869	94,507,854	316	94,508,170	-	94,508,170
CVSPIP	1,134	208,232	228,669	7	228,676	-	228,676
CVSRMC	4,406	115,170	122,399	-	122,399	-	122,399
SASP5I	1,162,225	73,722,736	100,474,390	139	100,474,529	-	100,474,529
DAVVL	1,093,586	7,249,480	6,353,736	20	6,353,756	-	6,353,756
DWVEMS	212,921	4,932,493	4,792,858	32	4,792,890	-	4,792,890
DWVSVS	321,874	11,671,942	12,955,412	84	12,955,496	-	12,955,496
DFVGMI	68,584	1,054,474	1,121,352	-	1,121,352	-	1,121,352
DFVIPS	476,900	4,743,857	4,277,793	-	4,277,793	3	4,277,790
DFVIS	4,801	56,057	55,646	-	55,646	-	55,646
DFVIV	30,386	448,345	414,764	1	414,765	-	414,765
DFVULV	82,453	3,024,703	2,683,832	7	2,683,839	-	2,683,839
DFVUTV	373,593	8,406,413	8,431,986	25	8,432,011	-	8,432,011
DSGIBA	31,254	698,168	739,157	-	739,157	-	739,157
SVSSVB	9,106	107,852	125,758	-	125,758	-	125,758
ETVFR	1,967,612	17,373,882	16,941,141	58	16,941,199	-	16,941,199
FQB	1,887,835	20,704,736	19,293,670	81	19,293,751	-	19,293,751
FVU2	88,880	906,475	905,686	1	905,687	-	905,687
FVUS2	157	1,433	1,424	-	1,424	1	1,423
FCS	1,133,203	56,673,642	65,136,505	537	65,137,042	-	65,137,042
FEIS	2,836,773	66,806,343	74,777,335	59	74,777,394	-	74,777,394
FEMS	919,412	10,184,426	10,582,436	37	10,582,473	-	10,582,473

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2024

Subaccount*,**	Shares***	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
FF10S	218,776	2,763,975	2,511,546	3	2,511,549	-	2,511,549
FF15S	492,689	5,555,228	5,636,365	22	5,636,387	-	5,636,387
FF20S	1,747,832	23,322,159	22,092,598	390	22,092,988	-	22,092,988
FF25S	1,382,491	20,882,125	22,050,738	78	22,050,816	-	22,050,816
FF30S	3,775,462	59,465,559	61,691,043	195	61,691,238	-	61,691,238
FF35S	819,382	20,859,486	22,778,815	81	22,778,896	-	22,778,896
FF40S	1,673,707	40,842,354	45,558,312	201	45,558,513	-	45,558,513
FF45S	186,444	4,717,016	5,166,366	25	5,166,391	-	5,166,391
FF50S	299,830	6,486,819	7,495,744	30	7,495,774	-	7,495,774
FF55S	46,610	591,968	654,867	-	654,867	4	654,863
FF60S	146,289	1,902,505	2,027,562	14	2,027,576	-	2,027,576
FF65S	156,220	2,144,835	2,149,586	7	2,149,593	-	2,149,593
FFINS	192,920	2,135,427	2,124,044	-	2,124,044	2	2,124,042
FGOS	9,269	407,155	764,886	11	764,897	-	764,897
FGS	2,599,302	241,293,565	249,403,061	552	249,403,613	-	249,403,613
FHIS	2,318,017	11,560,464	10,848,320	20	10,848,340	-	10,848,340
FIGBS	15,279,343	182,286,067	165,169,695	706	165,170,401	-	165,170,401
FIP	21,501	10,430,795	12,245,434	9	12,245,443	-	12,245,443
FMCS	1,049,474	36,219,038	38,746,567	227	38,746,794	-	38,746,794
FMMP	6,700,485	6,700,485	6,700,485	38	6,700,523	-	6,700,523
FNRS2	313,241	7,675,687	7,840,425	1,504	7,841,929	-	7,841,929
FOS	766,612	17,123,259	19,402,944	4	19,402,948	-	19,402,948
FRESS	227,429	3,679,682	3,993,645	169	3,993,814	-	3,993,814
FVBIS	30,055	289,849	285,522	-	285,522	-	285,522
FVEMIS	19,196	270,970	274,698	-	274,698	-	274,698
FVMIS	28,212	429,352	593,572	-	593,572	-	593,572
FVSS	608,208	9,602,253	9,384,643	203	9,384,846	-	9,384,846
FVSS2	15,099	258,749	237,502	-	237,502	-	237,502
FTVDM2	320,995	2,808,564	2,712,411	-	2,712,411	-	2,712,411
FTVFA2	98,780	540,013	517,607	-	517,607	-	517,607
FTVGB1	558,943	7,297,087	6,740,853	22	6,740,875	-	6,740,875
FTVGI2	297,351	4,414,384	3,383,859	1	3,383,860	-	3,383,860
FTVIS2	362,988	5,414,464	5,212,501	-	5,212,501	-	5,212,501
FTVMD1	4,672	93,838	85,820	-	85,820	-	85,820
FTVMD2	20,967	366,635	367,768	6	367,774	-	367,774
FTVSC1	2,465	42,848	46,818	-	46,818	-	46,818
FTVSV2	505,444	6,578,919	7,237,963	-	7,237,963	77	7,237,886
FTVSVI	790,087	11,245,543	12,104,126	88	12,104,214	-	12,104,214
FTVUG1	152	1,592	1,584	-	1,584	-	1,584
TIF	50,843	652,950	715,865	-	715,865	-	715,865
TIF2	590,780	7,904,645	8,129,128	16	8,129,144	-	8,129,144
GVCSE	101,959	1,227,682	1,370,333	3	1,370,336	-	1,370,336
GVGMNS	2,524	30,163	31,051	-	31,051	-	31,051
GVGOPS	101,418	1,011,361	1,116,610	5	1,116,615	-	1,116,615
GVMCE	507,612	8,068,937	8,563,408	33	8,563,441	-	8,563,441
GVMSAS	3,822	34,460	34,127	-	34,127	-	34,127
RVARS	7,951	210,249	188,754	-	188,754	-	188,754
ACEG	38,631	2,286,543	3,072,317	5	3,072,322	-	3,072,322
ACGI	357,415	6,918,080	7,237,652	22	7,237,674	-	7,237,674
AVHY1	48,174	224,173	229,789	1	229,790	-	229,790
AVIE	872,706	30,643,018	29,253,117	78	29,253,195	-	29,253,195
AVMCCI	12,621	116,382	140,855	-	140,855	3	140,852
AVSCE	4,991	95,342	96,685	-	96,685	-	96,685

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2024

Subaccount*,**	Shares***	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
IVBRA1	146,010	1,411,762	1,236,708	-	1,236,708	1	1,236,707
MSVMV	-	-	-	2	2	-	2
OVAG	621,635	46,459,552	48,506,218	34	48,506,252	-	48,506,252
OVGI	493,108	10,128,148	10,064,324	48	10,064,372	-	10,064,372
OVGR	294,301	14,929,708	18,585,133	1,817	18,586,950	-	18,586,950
OVGS	2,200,827	84,949,965	88,011,065	-	88,011,065	65	88,011,000
OVIG	11,464,590	23,521,089	21,094,846	94	21,094,940	-	21,094,940
OVSB	2,747,611	13,195,688	11,787,250	-	11,787,250	6	11,787,244
OVSC	642,158	16,928,849	18,783,130	4	18,783,134	-	18,783,134
WRASP	657,600	6,019,053	6,109,102	2	6,109,104	-	6,109,104
WRGP	737,630	6,729,277	7,885,265	25	7,885,290	-	7,885,290
WRHIP	3,916,394	11,316,093	11,475,033	52	11,475,085	-	11,475,085
WRMCG	291,866	2,792,095	2,898,225	18	2,898,243	-	2,898,243
WRSTP	487,037	10,617,467	14,167,900	19	14,167,919	-	14,167,919
JABS	629,851	29,631,632	34,257,608	122	34,257,730	-	34,257,730
JACAS	1,349,000	54,306,852	68,879,942	54	68,879,996	-	68,879,996
JAEI	27,656	2,181,538	2,328,093	-	2,328,093	-	2,328,093
JAFBS	757,773	8,551,309	8,236,989	23	8,237,012	-	8,237,012
JAGSEI	600	6,029	6,896	-	6,896	-	6,896
JAGTS	2,382,411	36,559,260	50,411,814	67	50,411,881	-	50,411,881
JAIGS	576,398	17,784,211	24,076,160	17	24,076,177	-	24,076,177
JAMGS	422,934	28,595,640	31,601,618	156	31,601,774	-	31,601,774
JAMVS	136,932	2,156,204	2,420,960	15	2,420,975	-	2,420,975
JAWGS	1,328	93,596	92,936	-	92,936	-	92,936
LZREMS	427,034	8,773,381	9,245,285	57	9,245,342	-	9,245,342
LPVCII	5,438	126,452	115,292	-	115,292	1	115,291
LVCLGI	1,996	94,578	94,648	-	94,648	-	94,648
SBVSG	780,766	20,933,019	21,619,400	107	21,619,507	-	21,619,507
BNCAI	37,463	2,684,285	2,824,919	17	2,824,936	-	2,824,936
LACCA2	35,196	542,279	590,097	3	590,100	-	590,100
LACDV2	2,684,403	21,942,133	22,991,908	-	22,991,908	3,810	22,988,098
LACI2	308,195	3,318,985	3,292,754	5	3,292,759	-	3,292,759
LACIP2	3,079,642	28,612,159	28,295,751	72	28,295,823	-	28,295,823
LACIPS	753,049	6,924,661	6,900,940	-	6,900,940	1	6,900,939
LACMV2	662,872	12,762,923	13,030,079	27	13,030,106	-	13,030,106
LACU2	563,653	14,528,470	17,107,421	70	17,107,491	-	17,107,491
LACV2	1,109,447	13,254,595	13,567,430	54	13,567,484	-	13,567,484
LJPMVS	5,561,519	53,196,951	54,202,559	263	54,202,822	-	54,202,822
LJPSCS	61,819	1,155,110	1,341,104	8	1,341,112	-	1,341,112
LOVBD	530,518	5,822,556	5,517,390	28	5,517,418	-	5,517,418
LOVSDC	1,143,928	15,244,289	14,974,014	67	14,974,081	-	14,974,081
LOVTRC	875,935	12,765,037	12,166,739	66	12,166,805	-	12,166,805
M3GREI	2,850	36,991	35,546	-	35,546	1	35,545
M3GRES	76,084	1,222,635	1,159,519	1	1,159,520	-	1,159,520
MEGSS	34,409	2,019,416	2,308,172	13	2,308,185	-	2,308,185
MMCGSC	507,406	3,598,761	3,988,214	18	3,988,232	-	3,988,232
MNDIC	77,054	1,223,114	1,064,116	-	1,064,116	-	1,064,116
MNDSC	416,558	4,526,800	4,478,003	-	4,478,003	1	4,478,002
MV2EEI	98	1,324	1,328	-	1,328	-	1,328
MV2EES	24,949	317,704	332,575	2	332,577	-	332,577
MV2IGI	236,691	5,235,392	5,668,755	1	5,668,756	-	5,668,756
MV2RIS	435,513	7,158,116	7,342,741	22	7,342,763	-	7,342,763
MV3LMI	1,592	15,885	16,083	-	16,083	-	16,083

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2024

Subaccount*,**	Shares***	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
MV3LMS	5,383	54,192	54,423	-	54,423	-	54,423
MV3MVI	48,263	491,917	511,102	1	511,103	-	511,103
MV3MVS	211,803	2,027,618	2,206,983	12	2,206,995	-	2,206,995
MVBRES	52,051	2,883,042	3,289,112	15	3,289,127	-	3,289,127
MVFIC	519,844	10,660,591	11,244,220	-	11,244,220	1	11,244,219
MVFSC	4,183,494	89,693,437	87,895,217	-	87,895,217	727	87,894,490
MVIGIC	40,025	584,456	631,992	-	631,992	-	631,992
MVIVSC	2,819,157	83,238,444	82,234,801	324	82,235,125	-	82,235,125
MVRBSS	564,442	6,411,560	6,361,262	20	6,361,282	-	6,361,282
MSEM	823,939	5,168,949	4,523,426	9	4,523,435	-	4,523,435
MSVEG	614,352	8,380,176	12,022,861	55	12,022,916	-	12,022,916
MSVMG	336,585	1,487,453	2,191,168	10	2,191,178	-	2,191,178
DTRTFB	76,309	711,933	611,234	-	611,234	-	611,234
EIF	851,038	16,390,247	17,216,493	12	17,216,505	-	17,216,505
GBF	9,963,404	94,450,752	92,161,489	273	92,161,762	-	92,161,762
GEM	873,022	10,666,037	9,594,515	7	9,594,522	-	9,594,522
GIG	1,569,926	16,892,449	18,321,042	35	18,321,077	-	18,321,077
GVAAA2	507,592	13,230,092	14,425,757	-	14,425,757	4	14,425,753
GVABD2	154,486	1,848,089	1,699,351	-	1,699,351	2	1,699,349
GVAGG2	275,433	9,356,966	10,320,473	-	10,320,473	6	10,320,467
GVAGI2	90,755	5,230,331	6,698,640	-	6,698,640	-	6,698,640
GVAGR2	181,259	18,518,829	24,749,072	-	24,749,072	10	24,749,062
GVDMA	11,715,494	118,151,881	118,560,801	191	118,560,992	-	118,560,992
GVDMC	2,191,223	19,989,540	21,386,335	192	21,386,527	-	21,386,527
GVEX1	2,611,956	21,815,673	29,619,587	2	29,619,589	-	29,619,589
GVIDA	5,230,068	55,807,000	60,145,783	1,491	60,147,274	-	60,147,274
GVIDC	1,365,195	12,732,072	13,351,611	26	13,351,637	-	13,351,637
GVIDM	7,397,898	68,214,660	69,762,177	260	69,762,437	-	69,762,437
GVIX2	564,387	5,611,982	5,926,067	-	5,926,067	4	5,926,063
HIBF	3,458,396	21,169,857	20,127,868	-	20,127,868	211	20,127,657
IDPG	39,879	457,813	449,042	-	449,042	-	449,042
IDPGI	11,338	130,241	126,532	-	126,532	-	126,532
MCIF	7,293,036	140,615,951	146,954,681	553	146,955,234	-	146,955,234
MSBF	1,283,371	11,419,549	11,101,159	10	11,101,169	-	11,101,169
NCPG	15,965	196,742	218,248	-	218,248	-	218,248
NCPGI	2,673	29,462	34,352	-	34,352	-	34,352
NJMDEY	150	2,662	3,141	-	3,141	-	3,141
NJNDE2	111	2,367	2,342	-	2,342	1	2,341
NVAMV1	2,251,639	35,040,184	39,899,050	2	39,899,052	-	39,899,052
NVAMVX	1,905,204	30,534,632	33,703,062	50	33,703,112	-	33,703,112
NVBX	16,795,717	158,690,982	151,497,371	719	151,498,090	-	151,498,090
NVCBD1	204,370	2,067,854	1,835,239	-	1,835,239	-	1,835,239
NVCCA1	437,914	4,625,760	5,250,595	2	5,250,597	-	5,250,597
NVCCN1	329,813	3,470,773	3,614,752	1	3,614,753	-	3,614,753
NVCMA1	948,696	9,120,084	10,985,903	14	10,985,917	-	10,985,917
NVCMC1	192,522	2,143,897	2,246,727	2	2,246,729	-	2,246,729
NVCMD1	620,530	6,880,694	7,514,623	11	7,514,634	-	7,514,634
NVCRA1	465,534	5,638,740	6,591,962	6	6,591,968	-	6,591,968
NVCRB1	664,063	7,503,678	8,081,643	8	8,081,651	-	8,081,651
NVDBL2	98,114	1,387,932	1,384,386	-	1,384,386	-	1,384,386
NVDCA2	39,130	556,494	540,772	-	540,772	1	540,771
NVDCAP	17,568	232,843	242,268	-	242,268	-	242,268
NVFIII	13,502	144,971	126,113	-	126,113	-	126,113

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2024

Subaccount*,**	Shares***	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
NVGEII	15,379	233,757	279,741	-	279,741	-	279,741
NVIDMP	724,033	7,005,306	6,805,910	1	6,805,911	-	6,805,911
NVIE6	21,089	194,732	242,945	-	242,945	-	242,945
NVIX	4,673,806	48,927,195	49,168,444	173	49,168,617	-	49,168,617
NVLCP1	520,654	5,485,219	5,071,172	-	5,071,172	3	5,071,169
NVMIG1	1,918,974	16,726,248	14,660,962	7	14,660,969	-	14,660,969
NVMIVX	534,403	5,498,959	6,150,981	3	6,150,984	-	6,150,984
NVMLG1	3,726,030	31,582,755	36,440,574	51	36,440,625	-	36,440,625
NVMMG1	5,907,140	53,448,688	43,890,049	12	43,890,061	-	43,890,061
NVMMV1	1,187,438	9,667,987	9,594,500	27	9,594,527	-	9,594,527
NVMMV2	1,588,413	13,673,526	12,961,449	1	12,961,450	-	12,961,450
NVNMO1	2,335,898	23,771,550	23,358,975	2	23,358,977	-	23,358,977
NVNSR1	18,639	251,387	212,107	-	212,107	-	212,107
NVOLG1	12,446,896	240,605,825	318,889,474	10	318,889,484	-	318,889,484
NVRE1	4,089,218	31,097,227	32,631,961	50	32,632,011	-	32,632,011
NVSIX2	349,895	2,735,585	3,009,098	4	3,009,102	-	3,009,102
NVSIXD	38,009	303,218	333,720	-	333,720	-	333,720
NVSTB1	24,135,136	241,796,849	234,834,871	686	234,835,557	-	234,835,557
NVSTB2	201,056	2,000,203	1,948,237	6	1,948,243	-	1,948,243
NVTIV3	94,361	1,075,716	1,095,535	1	1,095,536	-	1,095,536
SAM	38,247,446	38,247,446	38,247,446	-	38,247,446	546	38,246,900
SAM5	580,312,402	580,312,402	580,312,402	916	580,313,318	-	580,313,318
SCF	2,880,147	52,267,148	57,516,543	88	57,516,631	-	57,516,631
SCGF	2,069,787	31,682,597	34,420,562	74	34,420,636	-	34,420,636
SCVF	4,453,967	38,064,836	43,960,655	49	43,960,704	-	43,960,704
TRF	2,193,820	45,923,388	50,457,855	6	50,457,861	-	50,457,861
AMCG	48,924	1,509,613	1,530,332	4	1,530,336	-	1,530,336
AMMCGS	49,847	1,298,370	1,326,934	-	1,326,934	1	1,326,933
AMRI	3,886	58,907	64,081	-	64,081	-	64,081
AMSRS	74,045	2,013,007	2,956,606	2	2,956,608	-	2,956,608
AMTB	409,133	3,969,168	3,952,222	3,800	3,956,022	-	3,956,022
NOTB3	4,214	60,963	59,758	-	59,758	1	59,757
NOTG3	4,572	67,731	57,705	-	57,705	-	57,705
NOTMG3	10,988	126,784	136,915	-	136,915	-	136,915
MNVFRI	456,400	3,920,074	3,907,057	1,068	3,908,125	-	3,908,125
MNVFRS	134,798	1,145,749	1,154,858	119	1,154,977	-	1,154,977
PMVAAA	469,708	4,370,444	4,128,730	15	4,128,745	-	4,128,745
PMVFBA	141,210	1,146,243	998,352	-	998,352	1	998,351
PMVFHA	496,562	4,881,951	4,965,624	15	4,965,639	-	4,965,639
PMVGBA	77,420	729,586	715,359	2	715,361	-	715,361
PMVHYA	44,486	322,002	322,078	1	322,079	-	322,079
PMVID	1,636,199	16,014,449	16,182,007	44	16,182,051	-	16,182,051
PMVII	21,437	211,626	212,008	-	212,008	-	212,008
PMVLDA	3,060,956	30,014,073	29,507,619	67	29,507,686	-	29,507,686
PMVLGA	1,212,019	14,745,316	8,811,377	-	8,811,377	2	8,811,375
PMVRRA	3,151,837	39,738,210	36,277,649	72	36,277,721	-	36,277,721
PMVRSA	51,684	307,963	281,678	-	281,678	-	281,678
PMVTRA	5,281,036	52,137,011	47,740,561	429	47,740,990	-	47,740,990
PVSTA	47,454	485,488	489,723	5	489,728	-	489,728
PVEIB	150,092	4,295,420	4,865,980	-	4,865,980	-	4,865,980
PVGOB	298,657	3,978,233	5,136,900	-	5,136,900	1	5,136,899
PVNOB	5,410	235,951	261,304	-	261,304	-	261,304
PVTIGB	57,974	850,659	892,227	-	892,227	-	892,227

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2024

Subaccount*,**	Shares***	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
PVTSCB	161,756	1,768,745	1,855,342	12	1,855,354	-	1,855,354
ROCMC	167,903	1,555,723	1,637,053	5	1,637,058	-	1,637,058
TRBCGP	2,165,500	93,025,789	130,124,894	773	130,125,667	-	130,125,667
TREI2	580,402	16,621,745	16,378,955	70	16,379,025	-	16,379,025
TRHS2	230,644	12,789,646	10,983,264	-	10,983,264	-	10,983,264
TRLT1	6,585,426	31,606,519	30,885,648	93	30,885,741	-	30,885,741
TRMCG2	606,102	15,788,177	16,116,256	-	16,116,256	848	16,115,408
TRMCGP	667	20,023	19,309	-	19,309	-	19,309
TRNAG1	1,660,677	59,392,685	63,670,357	308	63,670,665	-	63,670,665
TRPSB1	409,344	8,489,429	8,571,663	33	8,571,696	-	8,571,696
VWEM	563,906	6,368,101	5,171,020	-	5,171,020	3	5,171,017
VWHA	515,219	14,533,841	12,973,216	28	12,973,244	-	12,973,244
VVB	910,770	21,722,260	22,559,770	26	22,559,796	-	22,559,796
VVCG	9,066	390,385	461,832	-	461,832	43	461,789
VVDV	805,625	12,486,818	13,413,660	23	13,413,683	-	13,413,683
VVEI	66,536	1,536,979	1,667,393	2	1,667,395	-	1,667,395
VVEIX	10,496	675,976	757,217	-	757,217	-	757,217
VVG	775,933	16,348,634	26,102,393	95	26,102,488	-	26,102,488
VVGBI	12,269	235,307	225,875	1	225,876	-	225,876
VVHGB	1,194,427	12,451,047	12,493,704	9	12,493,713	-	12,493,713
VVHYB	359	2,512	2,654	-	2,654	-	2,654
VVI	472,196	12,567,917	12,088,215	22	12,088,237	-	12,088,237
VVMCI	992,731	22,459,577	26,644,903	40	26,644,943	-	26,644,943
VVREI	221,297	2,549,173	2,598,032	-	2,598,032	3	2,598,029
VVSCG	478,364	8,055,771	9,332,888	16	9,332,904	-	9,332,904
VVSTC	388,086	3,972,304	4,043,856	1	4,043,857	-	4,043,857
VVTISI	670,585	13,615,172	14,337,104	14	14,337,118	-	14,337,118
VVTSM	38,932	1,919,873	2,186,443	1	2,186,444	-	2,186,444
VRVDRI	317,816	6,087,255	6,629,634	31	6,629,665	-	6,629,665

* Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

** For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no policyholders were invested at December 31, 2024, if applicable.

*** If zero shares are listed, there is ownership of the fund, however it is less than one full share.

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	ABTGB	ALVDAA	ALVGIA	ALVIVA	ALVIVB	ALVSVA	SVDF	SVOF

Reinvested dividends	$-	541	556,139	132,181	6,922	156,823	-	4,989

Mortality and expense risk charges (note 3)	-	-	(36,179)	(3,479)	-	(4,736)	(6,759)	(10,440)

Net investment income (loss)	-	541	519,960	128,702	6,922	152,087	(6,759)	(5,451)

Realized gain (loss) on investments	3	1,878	1,354,798	2,443	30,124	252,450	(1,037,635)	111,082

Change in unrealized gain (loss) on investments	97	1,684	1,119,753	89,243	(17,275)	365,284	4,155,608	281,367

Net gain (loss) on investments	100	3,562	2,474,551	91,686	12,849	617,734	3,117,973	392,449

Reinvested capital gains	6	-	1,321,138	-	-	892,938	-	1,044,155

Net increase (decrease) in contract owners’ equity resulting from operations	$106	4,103	4,315,649	220,388	19,771	1,662,759	3,111,214	1,431,153

Investment Activity*:	WFVSCG	AMVAA2	AMVBC2	AMVBC4	AMVBD2	AMVGB2	AMVGI2	AMVGR2

Reinvested dividends	$-	299,744	16,259	8,827	1,699,273	63,161	35,687	173,112

Mortality and expense risk charges (note 3)	(6,323)	(9,478)	(345)	-	(42,621)	(579)	6,973	(54,812)

Net investment income (loss)	(6,323)	290,266	15,914	8,827	1,656,652	62,582	42,660	118,300

Realized gain (loss) on investments	(23,477)	(384,066)	12,701	2,386	(2,500,796)	(450,471)	19,315	257,073

Change in unrealized gain (loss) on investments	1,696,838	1,599,498	29,301	66,885	1,165,223	360,102	420,938	12,989,283

Net gain (loss) on investments	1,673,361	1,215,432	42,002	69,271	(1,335,573)	(90,369)	440,253	13,246,356

Reinvested capital gains	-	586,384	1,726	3,482	-	-	118,599	1,220,065

Net increase (decrease) in contract owners’ equity resulting from operations	$1,667,038	2,092,082	59,642	81,580	321,079	(27,787)	601,512	14,584,721

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	AMVGS2	AMVGS4	AMVGV2	AMVI2	AMVNW2	PIHYB1	BRVHYI	MLVGA2

Reinvested dividends	$38,353	361	6,408	248,920	223,286	108,022	1,641,136	112,902

Mortality and expense risk charges (note 3)	(5,842)	-	(92)	(20,171)	(12,221)	(2,254)	(27,724)	(2,932)

Net investment income (loss)	32,511	361	6,316	228,749	211,065	105,768	1,613,412	109,970

Realized gain (loss) on investments	(507,967)	551	496	(964,133)	(395,635)	18,659	(642,595)	16,091

Change in unrealized gain (loss) on investments	431,531	(1,933)	(4,344)	1,357,454	1,348,603	29,195	859,757	157,898

Net gain (loss) on investments	(76,436)	(1,382)	(3,848)	393,321	952,968	47,854	217,162	173,989

Reinvested capital gains	134,871	1,575	-	-	82,593	-	-	589,273

Net increase (decrease) in contract owners’ equity resulting from operations	$90,946	554	2,468	622,070	1,246,626	153,622	1,830,574	873,232

Investment Activity*:	MLVLC2	BYVGMM	DCAP	DSC	DSIF	DSRG	DVMCS	DVSCS

Reinvested dividends	$7,914	89,991	14,004	7,121	10,826,325	87,653	11,857	1,147,867

Mortality and expense risk charges (note 3)	(2,404)	(2,020)	(2,784)	-	(826,361)	(381)	(2,188)	(107,701)

Net investment income (loss)	5,510	87,971	11,220	7,121	9,999,964	87,272	9,669	1,040,166

Realized gain (loss) on investments	1,683	-	(204,062)	(3,447)	35,807,163	327,733	67,019	530,543

Change in unrealized gain (loss) on investments	120,197	-	347,809	39,253	93,258,900	3,052,669	68,944	3,179,361

Net gain (loss) on investments	121,880	-	143,747	35,806	129,066,063	3,380,402	135,963	3,709,904

Reinvested capital gains	145,283	-	244,614	-	57,132,703	104,349	20,280	2,248,784

Net increase (decrease) in contract owners’ equity resulting from operations	$272,673	87,971	399,581	42,927	196,198,730	3,572,023	165,912	6,998,854

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	CVSPIP	CVSRMC	SASP5I	DAVVL	DWVEMS	DWVSVS	DFVGMI	DFVIPS

Reinvested dividends	$2,617	146	1,390,492	69,001	108,202	166,523	30,030	126,617

Mortality and expense risk charges (note 3)	(193)	193	(67,951)	(4,649)	(9,980)	(19,773)	227	(3,866)

Net investment income (loss)	2,424	339	1,322,541	64,352	98,222	146,750	30,257	122,751

Realized gain (loss) on investments	24,418	30	7,347,852	(246,165)	6,878	(621,791)	7,412	(412,976)

Change in unrealized gain (loss) on investments	2,407	7,229	12,286,863	(36,150)	106,898	1,528,775	46,695	388,044

Net gain (loss) on investments	26,825	7,259	19,634,715	(282,315)	113,776	906,984	54,107	(24,932)

Reinvested capital gains	11,793	1,146	-	1,285,144	-	625,498	6,413	-

Net increase (decrease) in contract owners’ equity resulting from operations	$41,042	8,744	20,957,256	1,067,181	211,998	1,679,232	90,777	97,819

Investment Activity*:	DFVIS	DFVIV	DFVULV	DFVUTV	DSGIBA	SVSSVB	ETVFR	FQB

Reinvested dividends	$1,931	15,507	54,417	121,078	27,628	1,016	1,453,363	562,950

Mortality and expense risk charges (note 3)	21	38	(3,345)	(6,990)	-	(131)	(21,161)	(8,438)

Net investment income (loss)	1,952	15,545	51,072	114,088	27,628	885	1,432,202	554,512

Realized gain (loss) on investments	367	19,197	2,530,103	3,350	(3,393)	(94)	(109,686)	(90,730)

Change in unrealized gain (loss) on investments	(2,272)	(36,311)	(2,025,288)	(34,917)	41,566	198	19,576	259,226

Net gain (loss) on investments	(1,905)	(17,114)	504,815	(31,567)	38,173	104	(90,110)	168,496

Reinvested capital gains	1,510	8,003	274,176	589,814	-	6,061	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$1,557	6,434	830,063	672,335	65,801	7,050	1,342,092	723,008

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	FVU2	FVUS2	FCS	FEIS	FEMS	FF10S	FF15S	FF20S

Reinvested dividends	$19,724	8,652	54,257	1,247,560	139,803	88,795	182,460	636,202

Mortality and expense risk charges (note 3)	-	(211)	(58,403)	(19,003)	(11,038)	(459)	(3,427)	(16,321)

Net investment income (loss)	19,724	8,441	(4,146)	1,228,557	128,765	88,336	179,033	619,881

Realized gain (loss) on investments	(5,637)	(1,775)	4,383,382	2,622,703	(634,210)	(103,242)	(232,434)	(367,265)

Change in unrealized gain (loss) on investments	113,527	(5,035)	4,015,516	1,728,426	1,462,896	144,053	216,887	788,772

Net gain (loss) on investments	107,890	(6,810)	8,398,898	4,351,129	828,686	40,811	(15,547)	421,507

Reinvested capital gains	-	-	7,529,595	4,297,743	-	2,135	184,076	677,651

Net increase (decrease) in contract owners’ equity resulting from operations	$127,614	1,631	15,924,347	9,877,429	957,451	131,282	347,562	1,719,039

Investment Activity*:	FF25S	FF30S	FF35S	FF40S	FF45S	FF50S	FF55S	FF60S

Reinvested dividends	$565,821	1,328,505	399,601	611,416	61,548	90,836	7,553	22,789

Mortality and expense risk charges (note 3)	(28,747)	(53,978)	(21,118)	(55,797)	(4,428)	(8,768)	386	387

Net investment income (loss)	537,074	1,274,527	378,483	555,619	57,120	82,068	7,939	23,176

Realized gain (loss) on investments	(921,054)	1,017,359	(129,305)	1,345,627	241,707	(1,071)	56,041	153,595

Change in unrealized gain (loss) on investments	2,558,074	2,748,305	1,551,054	2,587,089	159,852	659,637	8,346	585

Net gain (loss) on investments	1,637,020	3,765,664	1,421,749	3,932,716	401,559	658,566	64,387	154,180

Reinvested capital gains	42,678	132,956	279,214	724,596	78,892	130,476	11,186	35,161

Net increase (decrease) in contract owners’ equity resulting from operations	$2,216,772	5,173,147	2,079,446	5,212,931	537,571	871,110	83,512	212,517

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	FF65S	FFINS	FGOS	FGS	FHIS	FIGBS	FIP	FMCS

Reinvested dividends	$22,802	72,503	-	-	611,326	5,509,815	133,620	178,565

Mortality and expense risk charges (note 3)	(2,234)	(1,789)	(683)	(108,693)	(5,005)	(161,873)	14,463	(8,690)

Net investment income (loss)	20,568	70,714	(683)	(108,693)	606,321	5,347,942	148,083	169,875

Realized gain (loss) on investments	7,384	50,766	9,325	12,523,099	(161,672)	(6,536,652)	322,541	262,948

Change in unrealized gain (loss) on investments	3,159	(25,525)	207,326	(8,322,515)	416,227	4,040,394	1,300,847	504,135

Net gain (loss) on investments	10,543	25,241	216,651	4,200,584	254,555	(2,496,258)	1,623,388	767,083

Reinvested capital gains	7,008	1,323	-	52,023,578	-	-	6,964	4,898,779

Net increase (decrease) in contract owners’ equity resulting from operations	$38,119	97,278	215,968	56,115,469	860,876	2,851,684	1,778,435	5,835,737

Investment Activity*:	FMMP	FNRS2	FOS	FRESS	FVBIS	FVEMIS	FVIIS	FVMIS

Reinvested dividends	$240,984	175,564	323,137	153,961	6,820	2,789	76	6,217

Mortality and expense risk charges (note 3)	(4,904)	-	(1,523)	(4,257)	230	194	30	678

Net investment income (loss)	236,080	175,564	321,614	149,704	7,050	2,983	106	6,895

Realized gain (loss) on investments	-	618,100	389,943	31,938	441	2,282	2,796	2,854

Change in unrealized gain (loss) on investments	-	(472,557)	(649,420)	224,127	(4,350)	2,695	(724)	72,476

Net gain (loss) on investments	-	145,543	(259,477)	256,065	(3,909)	4,977	2,072	75,330

Reinvested capital gains	-	-	918,929	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$236,080	321,107	981,066	405,769	3,141	7,960	2,178	82,225

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	FVSS	FVSS2	FTVDM2	FTVFA2	FTVGB1	FTVGI2	FTVIS2	FTVMD1

Reinvested dividends	$88,605	1,964	116,458	10,315	-	-	265,931	3,566

Mortality and expense risk charges (note 3)	(2,695)	-	-	-	(10,799)	(64)	-	-

Net investment income (loss)	85,910	1,964	116,458	10,315	(10,799)	(64)	265,931	3,566

Realized gain (loss) on investments	614,317	13,441	(82,716)	(4,787)	(194,938)	(98,402)	(15,746)	(9,246)

Change in unrealized gain (loss) on investments	(1,164,786)	(39,121)	159,956	38,318	(587,420)	(340,144)	83,796	(8,017)

Net gain (loss) on investments	(550,469)	(25,680)	77,240	33,531	(782,358)	(438,546)	68,050	(17,263)

Reinvested capital gains	1,331,059	32,945	22,381	-	-	-	21,788	13,075

Net increase (decrease) in contract owners’ equity resulting from operations	$866,500	9,229	216,079	43,846	(793,157)	(438,610)	355,769	(622)

Investment Activity*:	FTVMD2	FTVSC1	FTVSV2	FTVSVI	FTVUG1	TIF	TIF2	GVCSE

Reinvested dividends	$6,522	-	77,509	129,142	-	19,779	216,409	13,451

Mortality and expense risk charges (note 3)	(502)	-	(4,672)	-	-	-	(5,848)	(466)

Net investment income (loss)	6,020	-	72,837	129,142	-	19,779	210,561	12,985

Realized gain (loss) on investments	12,462	56	(141,757)	(516,877)	-	(5,572)	486,381	130,402

Change in unrealized gain (loss) on investments	(30,698)	3,969	769,406	1,409,583	(8)	(19,390)	(759,782)	8,751

Net gain (loss) on investments	(18,236)	4,025	627,649	892,706	(8)	(24,962)	(273,401)	139,153

Reinvested capital gains	27,404	-	191,577	254,655	-	-	-	111,210

Net increase (decrease) in contract owners’ equity resulting from operations	$15,188	4,025	892,063	1,276,503	(8)	(5,183)	(62,840)	263,348

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	GVGMNS	GVGOPS	GVMCE	GVMSAS	RVARS	ACEG	ACGI	AVHY1

Reinvested dividends	$966	-	85,967	937	11,173	-	74,578	13,282

Mortality and expense risk charges (note 3)	-	(1,221)	(10,728)	-	-	-	(6,060)	(293)

Net investment income (loss)	966	(1,221)	75,239	937	11,173	-	68,518	12,989

Realized gain (loss) on investments	187	22,804	(82,955)	(156)	369	(300,847)	38,560	4,756

Change in unrealized gain (loss) on investments	1,961	37,440	475,188	230	(20,641)	1,048,348	192,188	(359)

Net gain (loss) on investments	2,148	60,244	392,233	74	(20,272)	747,501	230,748	4,397

Reinvested capital gains	-	124,100	491,503	-	-	-	320,098	-

Net increase (decrease) in contract owners’ equity resulting from operations	$3,114	183,123	958,975	1,011	(9,099)	747,501	619,364	17,386

Investment Activity*:	AVIE	AVMCCI	AVSCE	IVBRA1	OVAG	OVGI	OVGR	OVGS

Reinvested dividends	$549,703	449	127	77,841	-	-	-	-

Mortality and expense risk charges (note 3)	(46,396)	(63)	(106)	-	(8,795)	(10,723)	(16,972)	(50,588)

Net investment income (loss)	503,307	386	21	77,841	(8,795)	(10,723)	(16,972)	(50,588)

Realized gain (loss) on investments	(309,951)	(808)	20,311	(12,509)	(347,315)	(1,030,790)	85,485	(666,944)

Change in unrealized gain (loss) on investments	(174,620)	20,482	(8,528)	(17,900)	10,051,521	2,079,833	4,646,910	8,561,686

Net gain (loss) on investments	(484,571)	19,674	11,783	(30,409)	9,704,206	1,049,043	4,732,395	7,894,742

Reinvested capital gains	163,418	3,234	4,503	-	-	1,064,819	-	5,086,496

Net increase (decrease) in contract owners’ equity resulting from operations	$182,154	23,294	16,307	47,432	9,695,411	2,103,139	4,715,423	12,930,650

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	OVIG	OVSB	OVSC	WRASP	WRGP	WRHIP	WRMCG	WRSTP

Reinvested dividends	$142,898	405,404	-	115,773	-	782,353	-	-

Mortality and expense risk charges (note 3)	(31,191)	-	(9,024)	(455)	(6,066)	(16,210)	(4,646)	567

Net investment income (loss)	111,707	405,404	(9,024)	115,318	(6,066)	766,143	(4,646)	567

Realized gain (loss) on investments	(379,392)	(643,300)	622,901	84,812	(57,393)	(561,749)	(138,277)	231,083

Change in unrealized gain (loss) on investments	(1,520,993)	644,522	681,330	278,006	601,766	507,284	116,351	2,440,670

Net gain (loss) on investments	(1,900,385)	1,222	1,304,231	362,818	544,373	(54,465)	(21,926)	2,671,753

Reinvested capital gains	1,465,484	-	636,208	232,487	1,006,953	-	130,285	339,938

Net increase (decrease) in contract owners’ equity resulting from operations	$(323,194)	406,626	1,931,415	710,623	1,545,260	711,678	103,713	3,012,258

Investment Activity*:	JABS	JACAS	JAEI	JAFBS	JAGSEI	JAGTS	JAIGS	JAMGS

Reinvested dividends	$586,376	6,953	12,433	342,686	18	-	322,065	212,070

Mortality and expense risk charges (note 3)	(33,329)	(11,755)	-	(7,156)	-	(12,416)	(6,129)	(37,280)

Net investment income (loss)	553,047	(4,802)	12,433	335,530	18	(12,416)	315,936	174,790

Realized gain (loss) on investments	1,961,485	1,947,290	7,855	(340,075)	1,128	2,752,985	400,158	(1,554,019)

Change in unrealized gain (loss) on investments	2,088,666	9,994,383	122,527	128,239	86	10,698,886	585,112	4,448,417

Net gain (loss) on investments	4,050,151	11,941,673	130,382	(211,836)	1,214	13,451,871	985,270	2,894,398

Reinvested capital gains	-	4,225,426	61,215	-	44	-	-	1,498,363

Net increase (decrease) in contract owners’ equity resulting from operations	$4,603,198	16,162,297	204,030	123,694	1,276	13,439,455	1,301,206	4,567,551

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	JAMVS	JAWGS	LZREMS	LPVCII	LVCLGI	SBVSG	BNCAI	LACCA2

Reinvested dividends	$19,825	145	343,401	1,026	-	-	6,417	-

Mortality and expense risk charges (note 3)	(3,065)	-	(16,211)	-	-	(31,762)	(3,231)	(426)

Net investment income (loss)	16,760	145	327,190	1,026	-	(31,762)	3,186	(426)

Realized gain (loss) on investments	2,606	64	339,392	10,781	10,201	(2,778,555)	(111,368)	25,945

Change in unrealized gain (loss) on investments	130,855	(660)	7,560	(11,160)	70	3,012,539	217,244	47,819

Net gain (loss) on investments	133,461	(596)	346,952	(379)	10,271	233,984	105,876	73,764

Reinvested capital gains	124,613	-	-	10,940	3,975	716,027	12,835	17,248

Net increase (decrease) in contract owners’ equity resulting from operations	$274,834	(451)	674,142	11,587	14,246	918,249	121,897	90,586

Investment Activity*:	LACDV2	LACI2	LACIP2	LACIPS	LACMV2	LACU2	LACV2	LJPMVS

Reinvested dividends	$219,667	22,356	946,626	229,451	272,014	-	303,775	652,321

Mortality and expense risk charges (note 3)	(2,177)	(1,591)	(21,026)	-	(5,114)	(11,535)	(9,928)	(61,009)

Net investment income (loss)	217,490	20,765	925,600	229,451	266,900	(11,535)	293,847	591,312

Realized gain (loss) on investments	79,734	10,928	264,043	6,601	29,844	263,716	218,065	1,070,095

Change in unrealized gain (loss) on investments	1,046,449	(26,231)	(316,407)	(23,721)	267,156	2,578,951	312,835	(3,138,558)

Net gain (loss) on investments	1,126,183	(15,303)	(52,364)	(17,120)	297,000	2,842,667	530,900	(2,068,463)

Reinvested capital gains	-	-	-	-	237,640	188,176	123,344	8,206,944

Net increase (decrease) in contract owners’ equity resulting from operations	$1,343,673	5,462	873,236	212,331	801,540	3,019,308	948,091	6,729,793

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	LJPSCS	LOVBD	LOVSDC	LOVTRC	M3GREI	M3GRES	MEGSS	MMCGSC

Reinvested dividends	$10,661	306,068	671,333	571,071	757	2,367	-	-

Mortality and expense risk charges (note 3)	(1,694)	(9,139)	(19,903)	(21,717)	106	(565)	(2,827)	(5,239)

Net investment income (loss)	8,967	296,929	651,430	549,354	863	1,802	(2,827)	(5,239)

Realized gain (loss) on investments	50,083	(146,407)	(331,277)	(1,307,203)	(5,222)	(11,338)	93,846	(18,688)

Change in unrealized gain (loss) on investments	63,936	148,456	398,760	1,142,481	3,509	(55,251)	141,406	199,082

Net gain (loss) on investments	114,019	2,049	67,483	(164,722)	(1,713)	(66,589)	235,252	180,394

Reinvested capital gains	20,122	-	-	-	-	-	139,740	305,875

Net increase (decrease) in contract owners’ equity resulting from operations	$143,108	298,978	718,913	384,632	(850)	(64,787)	372,165	481,030

Investment Activity*:	MNDIC	MNDSC	MV2EEI	MV2EES	MV2IGI	MV2RIS	MV3LMI	MV3LMS

Reinvested dividends	$-	-	46	7,192	19,131	90,564	583	1,987

Mortality and expense risk charges (note 3)	-	6,085	2	(325)	-	(5,229)	32	-

Net investment income (loss)	-	6,085	48	6,867	19,131	85,335	615	1,987

Realized gain (loss) on investments	(262,167)	(223,516)	67	(26,248)	121,000	184,856	342	7

Change in unrealized gain (loss) on investments	338,581	447,088	(81)	49,455	183,580	(211,434)	(161)	231

Net gain (loss) on investments	76,414	223,572	(14)	23,207	304,580	(26,578)	181	238

Reinvested capital gains	-	-	-	-	479,555	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$76,414	229,657	34	30,074	803,266	58,757	796	2,225

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	MV3MVI	MV3MVS	MVBRES	MVFIC	MVFSC	MVIGIC	MVIVSC	MVRBSS

Reinvested dividends	$5,112	22,626	19,593	186,851	1,328,977	5,411	991,776	249,770

Mortality and expense risk charges (note 3)	-	(1,884)	(4,142)	-	(121,323)	-	(113,429)	(673)

Net investment income (loss)	5,112	20,742	15,451	186,851	1,207,654	5,411	878,347	249,097

Realized gain (loss) on investments	24,297	75,836	(31,471)	164,978	6,621,162	5,679	2,003,219	(253,417)

Change in unrealized gain (loss) on investments	11,682	88,990	417,107	40,276	(4,806,089)	31,128	(648,790)	142,605

Net gain (loss) on investments	35,979	164,826	385,636	205,254	1,815,073	36,807	1,354,429	(110,812)

Reinvested capital gains	17,237	91,591	174,865	846,252	7,060,107	1,758	3,859,868	-

Net increase (decrease) in contract owners’ equity resulting from operations	$58,328	277,159	575,952	1,238,357	10,082,834	43,976	6,092,644	138,285

Investment Activity*:	MSEM	MSVEG	MSVMG	DTRTFB	EIF	GBF	GEM	GIG

Reinvested dividends	$477,710	-	-	54,374	303,847	3,132,904	129,915	460,334

Mortality and expense risk charges (note 3)	(2,368)	(5,482)	(1,881)	-	(3,808)	(97,527)	(3,147)	(10,622)

Net investment income (loss)	475,342	(5,482)	(1,881)	54,374	300,039	3,035,377	126,768	449,712

Realized gain (loss) on investments	(269,103)	2,380,745	207,483	(13,664)	238,174	(9,670,007)	(758,453)	444,334

Change in unrealized gain (loss) on investments	288,867	1,771,878	422,063	(24,487)	346,208	6,780,369	1,145,828	904,632

Net gain (loss) on investments	19,764	4,152,623	629,546	(38,151)	584,382	(2,889,638)	387,375	1,348,966

Reinvested capital gains	-	-	-	-	674,470	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$495,106	4,147,141	627,665	16,223	1,558,891	145,739	514,143	1,798,678

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	GVAAA2	GVABD2	GVAGG2	GVAGI2	GVAGR2	GVDMA	GVDMC	GVEX1

Reinvested dividends	$-	-	-	-	-	-	-	277,540

Mortality and expense risk charges (note 3)	-	-	-	-	-	(57,798)	(11,512)	-

Net investment income (loss)	-	-	-	-	-	(57,798)	(11,512)	277,540

Realized gain (loss) on investments	42,302	(20,470)	253,005	203,692	527,834	(8,613,794)	(1,043,267)	(5,318,415)

Change in unrealized gain (loss) on investments	1,305,897	33,512	442,823	838,065	4,677,654	20,900,758	2,329,896	10,773,565

Net gain (loss) on investments	1,348,199	13,042	695,828	1,041,757	5,205,488	12,286,964	1,286,629	5,455,150

Reinvested capital gains	454,459	-	591,235	327,234	823,493	-	-	18,886

Net increase (decrease) in contract owners’ equity resulting from operations	$1,802,658	13,042	1,287,063	1,368,991	6,028,981	12,229,166	1,275,117	5,751,576

Investment Activity*:	GVIDA	GVIDC	GVIDM	GVIX2	HIBF	IDPG	IDPGI	MCIF

Reinvested dividends	$-	-	-	202,579	1,111,458	-	-	1,542,782

Mortality and expense risk charges (note 3)	(38,759)	(10,166)	(30,994)	-	(13,796)	-	-	(143,751)

Net investment income (loss)	(38,759)	(10,166)	(30,994)	202,579	1,097,662	-	-	1,399,031

Realized gain (loss) on investments	(544,789)	(468,236)	(3,629,046)	54,730	(546,930)	(1,106)	(4)	(1,214,120)

Change in unrealized gain (loss) on investments	7,553,912	958,424	9,588,074	(139,122)	589,239	27,662	(3,691)	11,476,794

Net gain (loss) on investments	7,009,123	490,188	5,959,028	(84,392)	42,309	26,556	(3,695)	10,262,674

Reinvested capital gains	-	-	-	-	-	-	-	6,892,498

Net increase (decrease) in contract owners’ equity resulting from operations	$6,970,364	480,022	5,928,034	118,187	1,139,971	26,556	(3,695)	18,554,203

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	MSBF	NCPG	NCPGI	NJMDEY	NJNDE2	NVAMV1	NVAMVX	NVBX

Reinvested dividends	$693,857	-	-	9	-	689,247	626,387	4,375,674

Mortality and expense risk charges (note 3)	(2,130)	-	-	9	(2)	-	(15,845)	(202,852)

Net investment income (loss)	691,727	-	-	18	(2)	689,247	610,542	4,172,822

Realized gain (loss) on investments	(62,082)	6,486	235	108	363	659,758	898,432	(20,375,615)

Change in unrealized gain (loss) on investments	407,455	12,518	2,520	479	(174)	1,542,870	707,201	16,733,728

Net gain (loss) on investments	345,373	19,004	2,755	587	189	2,202,628	1,605,633	(3,641,887)

Reinvested capital gains	-	-	-	-	-	2,803,398	2,339,631	-

Net increase (decrease) in contract owners’ equity resulting from operations	$1,037,100	19,004	2,755	605	187	5,695,273	4,555,806	530,935

Investment Activity*:	NVCBD1	NVCCA1	NVCCN1	NVCMA1	NVCMC1	NVCMD1	NVCRA1	NVCRB1

Reinvested dividends	$59,514	-	-	-	-	-	-	-

Mortality and expense risk charges (note 3)	-	1,271	(802)	(2,986)	252	(3,691)	271	1,414

Net investment income (loss)	59,514	1,271	(802)	(2,986)	252	(3,691)	271	1,414

Realized gain (loss) on investments	(108,851)	156,521	(10,465)	171,421	22,405	316,304	41,950	71,060

Change in unrealized gain (loss) on investments	81,935	365,661	176,686	1,000,508	154,998	335,556	716,647	532,993

Net gain (loss) on investments	(26,916)	522,182	166,221	1,171,929	177,403	651,860	758,597	604,053

Reinvested capital gains	-	48,070	-	173,047	2,719	99,365	62,988	64,578

Net increase (decrease) in contract owners’ equity resulting from operations	$32,598	571,523	165,419	1,341,990	180,374	747,534	821,856	670,045

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	NVDBL2	NVDCA2	NVDCAP	NVFIII	NVGEII	NVIDMP	NVIE6	NVIX

Reinvested dividends	$-	-	-	3,493	3,189	-	5,676	1,730,393

Mortality and expense risk charges (note 3)	-	-	-	-	-	-	-	(52,486)

Net investment income (loss)	-	-	-	3,493	3,189	-	5,676	1,677,907

Realized gain (loss) on investments	(29,965)	(22,895)	(8,163)	(331)	2,119	(165,516)	2,210	1,209,170

Change in unrealized gain (loss) on investments	138,094	77,408	30,925	(2,155)	26,207	701,518	16,729	(1,413,672)

Net gain (loss) on investments	108,129	54,513	22,762	(2,486)	28,326	536,002	18,939	(204,502)

Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$108,129	54,513	22,762	1,007	31,515	536,002	24,615	1,473,405

Investment Activity*:	NVLCP1	NVMIG1	NVMIVX	NVMLG1	NVMMG1	NVMMV1	NVMMV2	NVNMO1

Reinvested dividends	$174,983	51,878	381,682	273,589	-	108,619	131,187	97,232

Mortality and expense risk charges (note 3)	-	(1,746)	-	(12,097)	364	(6,023)	-	-

Net investment income (loss)	174,983	50,132	381,682	261,492	364	102,596	131,187	97,232

Realized gain (loss) on investments	(201,506)	(1,145,010)	252,826	695,155	(3,073,850)	(560,106)	(199,648)	158,629

Change in unrealized gain (loss) on investments	110,148	1,003,010	(363,532)	3,969,553	10,313,105	1,070,195	892,851	(3,495,177)

Net gain (loss) on investments	(91,358)	(142,000)	(110,706)	4,664,708	7,239,255	510,089	693,203	(3,336,548)

Reinvested capital gains	-	-	-	2,627,791	-	175,558	228,221	7,522,808

Net increase (decrease) in contract owners’ equity resulting from operations	$83,625	(91,868)	270,976	7,553,991	7,239,619	788,243	1,052,611	4,283,492

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	NVNSR1	NVOLG1	NVRE1	NVSIX2	NVSIXD	NVSTB1	NVSTB2	NVTIV3

Reinvested dividends	$567	3,693,246	771,304	27,446	4,094	10,142,213	79,368	73,356

Mortality and expense risk charges (note 3)	(14)	(2,330)	(15,950)	(1,239)	378	(218,026)	-	(557)

Net investment income (loss)	553	3,690,916	755,354	26,207	4,472	9,924,187	79,368	72,799

Realized gain (loss) on investments	(3,344)	5,656,445	927,859	211,640	6,142	(512,071)	(27,798)	18,767

Change in unrealized gain (loss) on investments	(7,681)	52,653,676	1,714,314	25,969	17,908	1,736,234	54,609	(46,971)

Net gain (loss) on investments	(11,025)	58,310,121	2,642,173	237,609	24,050	1,224,163	26,811	(28,204)

Reinvested capital gains	27,609	-	-	29,401	3,136	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$17,137	62,001,037	3,397,527	293,217	31,658	11,148,350	106,179	44,595

Investment Activity*:	SAM	SAM5	SCF	SCGF	SCVF	TRF	AMCG	AMMCGS

Reinvested dividends	$2,018,987	28,807,388	67,295	-	324,852	536,583	-	-

Mortality and expense risk charges (note 3)	(4)	(655,651)	(22,482)	(17,229)	(15,257)	(813)	(1,622)	-

Net investment income (loss)	2,018,983	28,151,737	44,813	(17,229)	309,595	535,770	(1,622)	-

Realized gain (loss) on investments	-	-	(244,514)	546,704	(164,729)	1,161,614	22,885	(834)

Change in unrealized gain (loss) on investments	-	-	5,437,130	5,620,529	2,172,933	2,778,953	248,192	148,691

Net gain (loss) on investments	-	-	5,192,616	6,167,233	2,008,204	3,940,567	271,077	147,857

Reinvested capital gains	-	-	1,629,384	-	399,364	1,840,438	89,245	75,942

Net increase (decrease) in contract owners’ equity resulting from operations	$2,018,983	28,151,737	6,866,813	6,150,004	2,717,163	6,316,775	358,700	223,799

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	AMRI	AMSRS	AMTB	NOTB3	NOTG3	NOTMG3	MNVFRI	MNVFRS

Reinvested dividends	$450	6,325	218,839	1,818	1,292	3,491	211,797	73,808

Mortality and expense risk charges (note 3)	-	(50)	-	-	-	-	(2,583)	(1,123)

Net investment income (loss)	450	6,275	218,839	1,818	1,292	3,491	209,214	72,685

Realized gain (loss) on investments	572	79,017	(100,666)	(24,476)	(2,319)	(25,841)	(1,739)	3,340

Change in unrealized gain (loss) on investments	2,472	416,872	103,137	26,852	5,044	32,185	(13,507)	(6,726)

Net gain (loss) on investments	3,044	495,889	2,471	2,376	2,725	6,344	(15,246)	(3,386)

Reinvested capital gains	2,027	136,256	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$5,521	638,420	221,310	4,194	4,017	9,835	193,968	69,299

Investment Activity*:	PMVAAA	PMVFBA	PMVFHA	PMVGBA	PMVHYA	PMVID	PMVII	PMVLDA

Reinvested dividends	$264,586	30,505	191,339	30,085	18,587	995,006	9,937	1,247,216

Mortality and expense risk charges (note 3)	(4,259)	(1,082)	(5,544)	(1,269)	(313)	(18,791)	308	(35,960)

Net investment income (loss)	260,327	29,423	185,795	28,816	18,274	976,215	10,245	1,211,256

Realized gain (loss) on investments	(207,481)	(37,325)	217,608	(43,337)	12,662	60,205	770	(915,096)

Change in unrealized gain (loss) on investments	92,193	(29,267)	(104,621)	(340)	(11,375)	(168,569)	(1,839)	1,038,386

Net gain (loss) on investments	(115,288)	(66,592)	112,987	(43,677)	1,287	(108,364)	(1,069)	123,290

Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$145,039	(37,169)	298,782	(14,861)	19,561	867,851	9,176	1,334,546

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	PMVLGA	PMVRRA	PMVRSA	PMVTRA	PVSTA	PVEIB	PVGOB	PVNOB

Reinvested dividends	$256,446	981,798	6,216	2,350,188	32,807	42,157	-	487

Mortality and expense risk charges (note 3)	(2,111)	(50,203)	-	(73,907)	(448)	-	-	-

Net investment income (loss)	254,335	931,595	6,216	2,276,281	32,359	42,157	-	487

Realized gain (loss) on investments	(1,249,424)	(1,668,574)	(36,417)	(5,117,131)	4,863	105,448	221,362	4,362

Change in unrealized gain (loss) on investments	376,275	1,502,223	41,680	4,317,218	532	297,659	876,631	20,547

Net gain (loss) on investments	(873,149)	(166,351)	5,263	(799,913)	5,395	403,107	1,097,993	24,909

Reinvested capital gains	-	-	-	-	-	171,590	174,872	1,578

Net increase (decrease) in contract owners’ equity resulting from operations	$(618,814)	765,244	11,479	1,476,368	37,754	616,854	1,272,865	26,974

Investment Activity*:	PVTIGB	PVTSCB	ROCMC	TRBCGP	TREI2	TRHS2	TRLT1	TRMCG2

Reinvested dividends	$19,823	23,645	-	-	269,961	-	1,231,976	-

Mortality and expense risk charges (note 3)	-	(4,009)	(1,928)	(140,912)	(19,555)	-	(36,284)	(18,823)

Net investment income (loss)	19,823	19,636	(1,928)	(140,912)	250,406	-	1,195,692	(18,823)

Realized gain (loss) on investments	802	54,146	(271,296)	2,364,004	151,795	321,544	(220,720)	(2,104,235)

Change in unrealized gain (loss) on investments	5,371	(25,507)	386,911	28,117,745	287,479	(1,178,981)	402,131	2,149,864

Net gain (loss) on investments	6,173	28,639	115,615	30,481,749	439,274	(857,437)	181,411	45,629

Reinvested capital gains	-	114,753	108,976	5,230,506	1,074,562	1,035,792	-	1,580,037

Net increase (decrease) in contract owners’ equity resulting from operations	$25,996	163,028	222,663	35,571,343	1,764,242	178,355	1,377,103	1,606,843

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	TRMCGP	TRNAG1	TRPSB1	VWEM	VWHA	VVB	VVCG	VVDV

Reinvested dividends	$-	45,246	201,625	94,503	379,205	453,728	4,818	6,916

Mortality and expense risk charges (note 3)	9	(67,292)	(8,800)	(1,423)	(14,305)	(11,330)	92	(7,157)

Net investment income (loss)	9	(22,046)	192,825	93,080	364,900	442,398	4,910	(241)

Realized gain (loss) on investments	76	(430,732)	(197,865)	(352,246)	165,517	101,908	8,292	82,277

Change in unrealized gain (loss) on investments	(885)	8,014,258	588,702	346,553	(882,995)	1,278,031	32,644	897,761

Net gain (loss) on investments	(809)	7,583,526	390,837	(5,693)	(717,478)	1,379,939	40,936	980,038

Reinvested capital gains	1,535	6,990,098	234,428	-	-	981,326	8,807	24,997

Net increase (decrease) in contract owners’ equity resulting from operations	$735	14,551,578	818,090	87,387	(352,578)	2,803,663	54,653	1,004,794

Investment Activity*:	VVEI	VVEIX	VVG	VVGBI	VVHGB	VVHYB	VVI	VVMCI

Reinvested dividends	$49,786	5,643	68,742	5,063	1,171,591	62	154,821	366,826

Mortality and expense risk charges (note 3)	3,128	1,514	(23,541)	10	(21,031)	4	(10,265)	(20,891)

Net investment income (loss)	52,914	7,157	45,201	5,073	1,150,560	66	144,556	345,935

Realized gain (loss) on investments	96,702	75,765	1,242,503	(566)	(6,763,821)	20	(273,002)	660,400

Change in unrealized gain (loss) on investments	12,812	24,778	5,436,438	(1,084)	5,114,698	125	805,944	2,344,353

Net gain (loss) on investments	109,514	100,543	6,678,941	(1,650)	(1,649,123)	145	532,942	3,004,753

Reinvested capital gains	104,953	16,133	-	188	-	-	409,834	305,718

Net increase (decrease) in contract owners’ equity resulting from operations	$267,381	123,833	6,724,142	3,611	(498,563)	211	1,087,332	3,656,406

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	VVREI	VVSCG	VVSTC	VVTISI	VVTSM	VRVDRI

Reinvested dividends	86,183	40,464	63,465	444,973	19,882	132,071

Mortality and expense risk charges (note 3)	(784)	(8,510)	2,778	(13,260)	712	(6,985)

Net investment income (loss)	85,399	31,954	66,243	431,713	20,594	125,086

Realized gain (loss) on investments	(195,467)	(33,141)	33,519	102,562	(1,249)	(74,588)

Change in unrealized gain (loss) on investments	187,785	926,856	38,437	101,869	210,213	420,737

Net gain (loss) on investments	(7,682)	893,715	71,956	204,431	208,964	346,149

Reinvested capital gains	72,705	-	-	75,526	109,001	63,926

Net increase (decrease) in contract owners’ equity resulting from operations	150,422	925,669	138,199	711,670	338,559	535,161

* For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2024, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	ABTGB		ALVDAA		ALVGIA		ALVIVA

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$-	2	541	302	519,960	430,053	128,702	32,610

Realized gain (loss) on investments	3	(464)	1,878	(23,488)	1,354,798	408,877	2,443	43,642

Change in unrealized gain (loss) on investments	97	75	1,684	28,898	1,119,753	294,490	89,243	499,562

Reinvested capital gains	6	389	-	-	1,321,138	2,465,520	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	106	2	4,103	5,712	4,315,649	3,598,940	220,388	575,814

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	43	6	9,476	11,103	1,797,092	1,207,763	32,836	56,578

Transfers between funds	-	1,883	(50)	(32,120)	2,207,400	(1,797,366)	313,217	306,113

Surrenders (notes 3, 4, 5, 6 and 7)	(76)	(122)	(14,066)	(7,445)	(2,693,167)	(3,023,904)	(293,589)	(79,470)

Adjustments to maintain reserves	(1)	(1)	1	1	143	27	11	(2)

Net equity transactions	(34)	1,766	(4,639)	(28,461)	1,311,468	(3,613,480)	52,475	283,219

Net change in contract owners’ equity	72	1,768	(536)	(22,749)	5,627,117	(14,540)	272,863	859,033

Contract owners’ equity at beginning of period	1,768	-	36,634	59,383	33,231,996	33,246,536	4,576,673	3,717,640

Contract owners’ equity at end of period	$1,840	1,768	36,098	36,634	38,859,113	33,231,996	4,849,536	4,576,673

CHANGE IN UNITS**:

Beginning units	159	-	2,261	4,167	535,426	601,507	418,654	391,129

Units purchased	4	171	582	743	89,684	98,997	50,031	52,483

Units surrendered	(7)	(12)	(830)	(2,649)	(71,817)	(165,078)	(46,554)	(24,958)

Ending units	156	159	2,013	2,261	553,293	535,426	422,131	418,654

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	ALVIVB		ALVSVA		SVDF		SVOF

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$6,922	3,725	152,087	165,021	(6,759)	(7,473)	(5,451)	(8,343)

Realized gain (loss) on investments	30,124	30,410	252,450	13,640	(1,037,635)	(2,086,872)	111,082	(106,701)

Change in unrealized gain (loss) on investments	(17,275)	15,637	365,284	1,131,192	4,155,608	5,172,630	281,367	1,363,922

Reinvested capital gains	-	-	892,938	1,336,633	-	-	1,044,155	708,237

Net increase (decrease) in contract owners’ equity resulting from operations	19,771	49,772	1,662,759	2,646,486	3,111,214	3,078,285	1,431,153	1,957,115

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	5,411	154,815	130,445	177,515	195,340	195,087	2,149	2

Transfers between funds	(230,877)	187,136	(1,303,579)	470,841	(693,405)	(584,560)	(306,515)	175,148

Surrenders (notes 3, 4, 5, 6 and 7)	(71,355)	9,653	(565,182)	(552,808)	(727,977)	(1,229,856)	(171,770)	(123,642)

Adjustments to maintain reserves	-	(3)	13	(856)	23	6	32	19

Net equity transactions	(296,821)	351,601	(1,738,303)	94,692	(1,226,019)	(1,619,323)	(476,104)	51,527

Net change in contract owners’ equity	(277,050)	401,373	(75,544)	2,741,178	1,885,195	1,458,962	955,049	2,008,642

Contract owners’ equity at beginning of period	546,553	145,180	18,183,749	15,442,571	17,409,169	15,950,207	9,622,674	7,614,032

Contract owners’ equity at end of period	$269,503	546,553	18,108,205	18,183,749	19,294,364	17,409,169	10,577,723	9,622,674

CHANGE IN UNITS**:

Beginning units	40,266	12,282	245,777	244,818	483,591	533,550	162,268	162,258

Units purchased	7,673	34,390	4,620	33,437	7,606	19,481	7,485	2,468

Units surrendered	(28,995)	(6,406)	(27,846)	(32,478)	(37,675)	(69,440)	(14,554)	(2,458)

Ending units	18,944	40,266	222,551	245,777	453,522	483,591	155,199	162,268

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	WFVSCG		AMVAA2		AMVBC2		AMVBC4

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(6,323)	(7,788)	290,266	258,025	15,914	2,317	8,827	4,261

Realized gain (loss) on investments	(23,477)	(2,921,263)	(384,066)	(54,012)	12,701	180	2,386	1,791

Change in unrealized gain (loss) on investments	1,696,838	3,300,992	1,599,498	978,950	29,301	13,883	66,885	28,586

Reinvested capital gains	-	-	586,384	454,440	1,726	138	3,482	2,068

Net increase (decrease) in contract owners’ equity resulting from operations	1,667,038	371,941	2,092,082	1,637,403	59,642	16,518	81,580	36,706

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	426,477	259,290	1,009,476	559,268	47,570	975	62,586	62,236

Transfers between funds	(3,829,501)	2,871,806	5,156,658	(1,518,188)	1,029,800	137,785	265,568	50,662

Surrenders (notes 3, 4, 5, 6 and 7)	(701,853)	(1,476,040)	(6,451,082)	(1,005,568)	(6,162)	(1,162)	8,809	(16,566)

Adjustments to maintain reserves	(179)	5	52	2	2	(2)	(1)	-

Net equity transactions	(4,105,056)	1,655,061	(284,896)	(1,964,486)	1,071,210	137,596	336,962	96,332

Net change in contract owners’ equity	(2,438,018)	2,027,002	1,807,186	(327,083)	1,130,852	154,114	418,542	133,038

Contract owners’ equity at beginning of period	10,147,577	8,120,575	12,908,320	13,235,403	167,642	13,528	281,255	148,217

Contract owners’ equity at end of period	$7,709,559	10,147,577	14,715,506	12,908,320	1,298,494	167,642	699,797	281,255

CHANGE IN UNITS**:

Beginning units	322,861	268,855	471,981	553,881	14,457	1,365	24,295	14,976

Units purchased	18,813	165,238	234,934	63,150	80,106	13,202	27,582	11,475

Units surrendered	(135,296)	(111,232)	(243,980)	(145,050)	(632)	(110)	(1,017)	(2,156)

Ending units	206,378	322,861	462,935	471,981	93,931	14,457	50,860	24,295

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	AMVBD2		AMVGB2		AMVGI2		AMVGR2

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$1,656,652	1,761,713	62,582	(609)	42,660	32,006	118,300	110,006

Realized gain (loss) on investments	(2,500,796)	(124,717)	(450,471)	(339,532)	19,315	(38,676)	257,073	1,794,605

Change in unrealized gain (loss) on investments	1,165,223	880,434	360,102	574,904	420,938	362,324	12,989,283	10,576,280

Reinvested capital gains	-	-	-	-	118,599	102,686	1,220,065	2,550,993

Net increase (decrease) in contract owners’ equity resulting from operations	321,079	2,517,430	(27,787)	234,763	601,512	458,340	14,584,721	15,031,884

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	(827)	36	280,079	209,014	408,697	215,812	1,486,720	1,601,929

Transfers between funds	(12,500,000)	933	(1,412,487)	(641,245)	591,469	73,341	(4,182,020)	(1,748,746)

Surrenders (notes 3, 4, 5, 6 and 7)	(565,734)	(610,247)	(136,506)	(52,991)	(248,212)	(158,798)	(7,920,374)	(4,327,299)

Adjustments to maintain reserves	87	45	9	13	(1)	(11)	279	85

Net equity transactions	(13,066,474)	(609,233)	(1,268,905)	(485,209)	751,953	130,344	(10,615,395)	(4,474,031)

Net change in contract owners’ equity	(12,745,395)	1,908,197	(1,296,692)	(250,446)	1,353,465	588,684	3,969,326	10,557,853

Contract owners’ equity at beginning of period	53,617,038	51,708,841	3,958,448	4,208,894	2,261,997	1,673,313	51,545,919	40,988,066

Contract owners’ equity at end of period	$40,871,643	53,617,038	2,661,756	3,958,448	3,615,462	2,261,997	55,515,245	51,545,919

CHANGE IN UNITS**:

Beginning units	3,712,887	3,757,406	413,717	466,708	138,696	129,393	1,006,100	1,108,707

Units purchased	106	30,275	68,864	59,198	53,053	23,096	54,809	190,614

Units surrendered	(912,203)	(74,794)	(194,816)	(112,189)	(13,303)	(13,793)	(237,834)	(293,221)

Ending units	2,800,790	3,712,887	287,765	413,717	178,446	138,696	823,075	1,006,100

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	AMVGS2		AMVGS4		AMVGV2		AMVI2

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$32,511	3,355	361	8	6,316	2,584	228,749	232,260

Realized gain (loss) on investments	(507,967)	(232,823)	551	(13)	496	(11,807)	(964,133)	(699,115)

Change in unrealized gain (loss) on investments	431,531	650,259	(1,933)	1,708	(4,344)	3,041	1,357,454	3,622,996

Reinvested capital gains	134,871	39,330	1,575	307	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	90,946	460,121	554	2,010	2,468	(6,182)	622,070	3,156,141

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	227,698	304,812	10,982	22,384	3,904	48,897	851,071	802,983

Transfers between funds	(349,917)	140,036	(7,819)	18,812	116,432	(67,727)	(163,975)	(3,462,789)

Surrenders (notes 3, 4, 5, 6 and 7)	(54,442)	(188,871)	(1,496)	(904)	(2,548)	(3,716)	(1,627,310)	(1,237,582)

Adjustments to maintain reserves	15	(8)	-	-	1	(3)	71	23

Net equity transactions	(176,646)	255,969	1,667	40,292	117,789	(22,549)	(940,143)	(3,897,365)

Net change in contract owners’ equity	(85,700)	716,090	2,221	42,302	120,257	(28,731)	(318,073)	(741,224)

Contract owners’ equity at beginning of period	3,477,272	2,761,182	42,302	-	58,429	87,160	20,414,295	21,155,519

Contract owners’ equity at end of period	$3,391,572	3,477,272	44,523	42,302	178,686	58,429	20,096,222	20,414,295

CHANGE IN UNITS**:

Beginning units	166,893	153,871	3,907	-	5,945	9,123	1,318,669	1,582,881

Units purchased	17,562	43,617	256	3,997	12,405	19,294	93,301	269,515

Units surrendered	(25,145)	(30,595)	(136)	(90)	(283)	(22,472)	(153,135)	(533,727)

Ending units	159,310	166,893	4,027	3,907	18,067	5,945	1,258,835	1,318,669

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	AMVNW2		PIHYB1		BRVHYI		MLVGA2

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$211,065	161,464	105,768	113,726	1,613,412	1,360,798	109,970	190,652

Realized gain (loss) on investments	(395,635)	(995,199)	18,659	(10,871)	(642,595)	(421,868)	16,091	(248,949)

Change in unrealized gain (loss) on investments	1,348,603	2,388,116	29,195	122,902	859,757	1,711,330	157,898	1,144,189

Reinvested capital gains	82,593	-	-	-	-	-	589,273	-

Net increase (decrease) in contract owners’ equity resulting from operations	1,246,626	1,554,381	153,622	225,757	1,830,574	2,650,260	873,232	1,085,892

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	558,828	654,288	10,454	23,577	962,761	667,411	230,315	225,098

Transfers between funds	2,667,849	1,087,794	(419,643)	(549,778)	3,549,255	330,978	(69,525)	304,572

Surrenders (notes 3, 4, 5, 6 and 7)	(1,629,787)	(535,451)	(61,519)	(46,603)	(3,091,418)	(1,349,938)	(1,483,705)	(1,050,803)

Adjustments to maintain reserves	49	3	6	21	24,106	18,565	13	412

Net equity transactions	1,596,939	1,206,634	(470,702)	(572,783)	1,444,704	(332,984)	(1,322,902)	(520,721)

Net change in contract owners’ equity	2,843,565	2,761,015	(317,080)	(347,026)	3,275,278	2,317,276	(449,670)	565,171

Contract owners’ equity at beginning of period	12,273,106	9,512,091	2,108,937	2,455,963	22,793,478	20,476,202	9,700,514	9,135,343

Contract owners’ equity at end of period	$15,116,671	12,273,106	1,791,857	2,108,937	26,068,756	22,793,478	9,250,844	9,700,514

CHANGE IN UNITS**:

Beginning units	706,916	635,585	56,774	73,715	1,576,768	1,602,446	439,543	448,371

Units purchased	352,505	234,867	811	11,764	319,151	370,770	16,242	89,468

Units surrendered	(241,105)	(163,536)	(13,117)	(28,705)	(229,470)	(396,448)	(85,931)	(98,296)

Ending units	818,316	706,916	44,468	56,774	1,666,449	1,576,768	369,854	439,543

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	MLVLC2		BYVGMM		DCAP		DSC

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$5,510	5,380	87,971	-	11,220	19,439	7,121	3,173

Realized gain (loss) on investments	1,683	(32,720)	-	-	(204,062)	(222,221)	(3,447)	(8,669)

Change in unrealized gain (loss) on investments	120,197	247,512	-	-	347,809	519,238	39,253	70,747

Reinvested capital gains	145,283	-	-	-	244,614	274,247	-	21,384

Net increase (decrease) in contract owners’ equity resulting from operations	272,673	220,172	87,971	-	399,581	590,703	42,927	86,635

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	28,549	28,650	(84,737)	-	7,548	5,102	28,076	(26,261)

Transfers between funds	71,091	(30,922)	979,606	-	(77,812)	(233,618)	19,310	(10,184)

Surrenders (notes 3, 4, 5, 6 and 7)	(31,091)	(28,598)	8	-	(456,553)	(195,149)	(78,227)	(55,480)

Adjustments to maintain reserves	9	2	3	-	9	(2)	-	52,505

Net equity transactions	68,558	(30,868)	894,880	-	(526,808)	(423,667)	(30,841)	(39,420)

Net change in contract owners’ equity	341,231	189,304	982,851	-	(127,227)	167,036	12,086	47,215

Contract owners’ equity at beginning of period	1,111,165	921,861	-	-	3,192,810	3,025,774	996,932	949,717

Contract owners’ equity at end of period	$1,452,396	1,111,165	982,851	-	3,065,583	3,192,810	1,009,018	996,932

CHANGE IN UNITS**:

Beginning units	22,623	23,418	-	-	54,137	62,655	24,577	25,586

Units purchased	1,882	1,020	95,414	-	1,836	710	1,389	1,142

Units surrendered	(859)	(1,815)	-	-	(10,524)	(9,228)	(2,189)	(2,151)

Ending units	23,646	22,623	95,414	-	45,449	54,137	23,777	24,577

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	DSIF		DSRG		DVMCS		DVSCS

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$9,999,964	10,309,282	87,272	100,522	9,669	12,684	1,040,166	922,681

Realized gain (loss) on investments	35,807,163	35,123,471	327,733	(28,777)	67,019	(419,483)	530,543	4,333,937

Change in unrealized gain (loss) on investments	93,258,900	105,624,707	3,052,669	1,255,053	68,944	578,540	3,179,361	3,535,121

Reinvested capital gains	57,132,703	30,844,364	104,349	1,619,214	20,280	63,849	2,248,784	5,460,804

Net increase (decrease) in contract owners’ equity resulting from operations	196,198,730	181,901,824	3,572,023	2,946,012	165,912	235,590	6,998,854	14,252,543

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	12,784,946	12,841,419	440,278	486,500	179,909	169,207	2,468,243	1,939,970

Transfers between funds	64,068,971	(124,536,907)	57,084	(36,139)	(212,670)	(847,687)	(9,748,771)	(7,074,706)

Surrenders (notes 3, 4, 5, 6 and 7)	(65,214,984)	(38,300,469)	(1,996,347)	(1,536,985)	(139,643)	(184,767)	(8,153,356)	(6,500,187)

Adjustments to maintain reserves	3,532	3,822	54	(3,913)	8	9	251	737

Net equity transactions	11,642,465	(149,992,135)	(1,498,931)	(1,090,537)	(172,396)	(863,238)	(15,433,633)	(11,634,186)

Net change in contract owners’ equity	207,841,195	31,909,689	2,073,092	1,855,475	(6,484)	(627,648)	(8,434,779)	2,618,357

Contract owners’ equity at beginning of period	831,802,571	799,892,882	14,800,893	12,945,418	1,414,008	2,041,656	102,942,949	100,324,592

Contract owners’ equity at end of period	$1,039,643,766	831,802,571	16,873,985	14,800,893	1,407,524	1,414,008	94,508,170	102,942,949

CHANGE IN UNITS**:

Beginning units	14,354,276	17,631,778	268,923	291,014	23,833	40,900	1,744,064	1,965,893

Units purchased	1,957,478	1,674,518	9,346	12,007	3,156	17,938	244,852	263,490

Units surrendered	(1,887,790)	(4,952,020)	(32,666)	(34,098)	(5,881)	(35,005)	(511,571)	(485,319)

Ending units	14,423,964	14,354,276	245,603	268,923	21,108	23,833	1,477,345	1,744,064

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	CVSPIP		CVSRMC		SASP5I		DAVVL

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$2,424	2,526	339	-	1,322,541	1,066,909	64,352	64,350

Realized gain (loss) on investments	24,418	(30,472)	30	-	7,347,852	2,721,294	(246,165)	(152,791)

Change in unrealized gain (loss) on investments	2,407	92,248	7,229	-	12,286,863	14,340,597	(36,150)	1,036,164

Reinvested capital gains	11,793	10,781	1,146	-	-	-	1,285,144	568,596

Net increase (decrease) in contract owners’ equity resulting from operations	41,042	75,083	8,744	-	20,957,256	18,128,800	1,067,181	1,516,319

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	-	-	114,342	-	1,711,828	1,167,314	8,740	2,107

Transfers between funds	10,076	(239,919)	-	-	(2,827,507)	3,083,063	(361,918)	(281,828)

Surrenders (notes 3, 4, 5, 6 and 7)	(2,565)	(77,749)	(686)	-	(7,221,851)	(4,467,448)	(224,367)	(177,022)

Adjustments to maintain reserves	1	(16)	(1)	-	106	45	17	(4)

Net equity transactions	7,512	(317,684)	113,655	-	(8,337,424)	(217,026)	(577,528)	(456,747)

Net change in contract owners’ equity	48,554	(242,601)	122,399	-	12,619,832	17,911,774	489,653	1,059,572

Contract owners’ equity at beginning of period	180,122	422,723	-	-	87,854,697	69,942,923	5,864,103	4,804,531

Contract owners’ equity at end of period	$228,676	180,122	122,399	-	100,474,529	87,854,697	6,353,756	5,864,103

CHANGE IN UNITS**:

Beginning units	6,170	18,420	-	-	5,583,486	5,650,190	203,189	223,269

Units purchased	200	13,199	11,836	-	331,474	1,009,086	23,854	116,689

Units surrendered	(79)	(25,449)	(66)	-	(841,186)	(1,075,790)	(40,954)	(136,769)

Ending units	6,291	6,170	11,770	-	5,073,774	5,583,486	186,089	203,189

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	DWVEMS		DWVSVS		DFVEA		DFVGMI

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$98,222	55,170	146,750	98,078	-	4	30,257	8,686

Realized gain (loss) on investments	6,878	(83,005)	(621,791)	2,271,807	-	(683)	7,412	(1,820)

Change in unrealized gain (loss) on investments	106,898	594,339	1,528,775	(1,670,054)	-	1,489	46,695	37,621

Reinvested capital gains	-	-	625,498	829,686	-	-	6,413	3,535

Net increase (decrease) in contract owners’ equity resulting from operations	211,998	566,504	1,679,232	1,529,517	-	810	90,777	48,022

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	11,366	11,373	375,009	586,373	-	6,379	231,548	53,328

Transfers between funds	(16,151)	(519,165)	(3,138,233)	(2,886,606)	-	(29,180)	461,868	65,479

Surrenders (notes 3, 4, 5, 6 and 7)	(49,273)	(98,103)	(4,489,282)	(939,077)	-	(47)	(21,177)	(56,921)

Adjustments to maintain reserves	28	9	72	26	-	5	(1)	(4)

Net equity transactions	(54,030)	(605,886)	(7,252,434)	(3,239,284)	-	(22,843)	672,238	61,882

Net change in contract owners’ equity	157,968	(39,382)	(5,573,202)	(1,709,767)	-	(22,033)	763,015	109,904

Contract owners’ equity at beginning of period	4,634,922	4,674,304	18,528,698	20,238,465	-	22,033	358,337	248,433

Contract owners’ equity at end of period	$4,792,890	4,634,922	12,955,496	18,528,698	-	-	1,121,352	358,337

CHANGE IN UNITS**:

Beginning units	328,588	375,196	719,235	857,458	-	1,679	22,997	18,291

Units purchased	778	2,456	17,251	201,983	-	458	42,544	8,713

Units surrendered	(4,394)	(49,064)	(283,147)	(340,206)	-	(2,137)	(1,282)	(4,007)

Ending units	324,972	328,588	453,339	719,235	-	-	64,259	22,997

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	DFVIPS		DFVIS		DFVIV		DFVULV

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$122,751	199,267	1,952	1,146	15,545	3,338	51,072	272,214

Realized gain (loss) on investments	(412,976)	(465,412)	367	(366)	19,197	13,398	2,530,103	245,773

Change in unrealized gain (loss) on investments	388,044	487,667	(2,272)	2,938	(36,311)	3,149	(2,025,288)	596,114

Reinvested capital gains	-	-	1,510	-	8,003	551	274,176	173,868

Net increase (decrease) in contract owners’ equity resulting from operations	97,819	221,522	1,557	3,718	6,434	20,436	830,063	1,287,969

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	142,570	191,756	15,189	17,949	5,565	23,237	150,137	63,536

Transfers between funds	(731,521)	(1,114,364)	1,464	(2,860)	368,800	(51,811)	(10,931,558)	342,400

Surrenders (notes 3, 4, 5, 6 and 7)	(498,292)	(491,956)	(1,004)	(820)	(27,494)	(6,206)	(179,539)	(709,398)

Adjustments to maintain reserves	(1)	(6)	-	4	1	(2)	4	1,890

Net equity transactions	(1,087,244)	(1,414,570)	15,649	14,273	346,872	(34,782)	(10,960,956)	(301,572)

Net change in contract owners’ equity	(989,425)	(1,193,048)	17,206	17,991	353,306	(14,346)	(10,130,893)	986,397

Contract owners’ equity at beginning of period	5,267,215	6,460,263	38,440	20,449	61,459	75,805	12,814,732	11,828,335

Contract owners’ equity at end of period	$4,277,790	5,267,215	55,646	38,440	414,765	61,459	2,683,839	12,814,732

CHANGE IN UNITS**:

Beginning units	452,625	577,869	2,463	1,495	4,436	6,449	889,294	912,888

Units purchased	12,454	70,501	1,033	1,233	30,610	1,845	139,172	2,658,731

Units surrendered	(103,481)	(195,745)	(62)	(265)	(2,326)	(3,858)	(864,485)	(2,682,325)

Ending units	361,598	452,625	3,434	2,463	32,720	4,436	163,981	889,294

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	DFVUTV		DSGIBA		SVSSVB		ETVFR

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$114,088	93,308	27,628	15,023	885	799	1,432,202	1,696,617

Realized gain (loss) on investments	3,350	(172,548)	(3,393)	(5,406)	(94)	(1,077)	(109,686)	(223,848)

Change in unrealized gain (loss) on investments	(34,917)	690,308	41,566	76,393	198	11,817	19,576	736,262

Reinvested capital gains	589,814	441,499	-	-	6,061	4,522	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	672,335	1,052,567	65,801	86,010	7,050	16,061	1,342,092	2,209,031

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	228,442	174,508	14,074	9,846	61	99	96,852	134,932

Transfers between funds	1,144,692	1,203,171	(6,414)	192,602	-	(426)	(5,094,654)	(696,202)

Surrenders (notes 3, 4, 5, 6 and 7)	(686,900)	(358,382)	(50,059)	(25,172)	(6,486)	(6,598)	(912,528)	(978,694)

Adjustments to maintain reserves	21	(3)	-	6	2	12	74	158

Net equity transactions	686,255	1,019,294	(42,399)	177,282	(6,423)	(6,913)	(5,910,256)	(1,539,806)

Net change in contract owners’ equity	1,358,590	2,071,861	23,402	263,292	627	9,148	(4,568,164)	669,225

Contract owners’ equity at beginning of period	7,073,421	5,001,560	715,755	452,463	125,131	115,983	21,509,363	20,840,138

Contract owners’ equity at end of period	$8,432,011	7,073,421	739,157	715,755	125,758	125,131	16,941,199	21,509,363

CHANGE IN UNITS**:

Beginning units	323,045	274,358	45,322	32,917	5,391	5,725	1,430,451	1,556,108

Units purchased	73,762	102,891	986	14,358	289	396	21,211	918,862

Units surrendered	(40,336)	(54,204)	(3,409)	(1,953)	(556)	(730)	(404,127)	(1,044,519)

Ending units	356,471	323,045	42,899	45,322	5,124	5,391	1,047,535	1,430,451

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FQB		FVU2		FVUS2		FCS

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$554,512	476,928	19,724	14,885	8,441	11,293	(4,146)	117,507

Realized gain (loss) on investments	(90,730)	(131,984)	(5,637)	(16,739)	(1,775)	(27,158)	4,383,382	1,366,788

Change in unrealized gain (loss) on investments	259,226	751,213	113,527	69,064	(5,035)	30,446	4,015,516	8,234,242

Reinvested capital gains	-	-	-	-	-	-	7,529,595	1,423,964

Net increase (decrease) in contract owners’ equity resulting from operations	723,008	1,096,157	127,614	67,210	1,631	14,581	15,924,347	11,142,501

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	386,469	416,832	12,697	11,470	195	-	702,305	247,473

Transfers between funds	299,517	(1,930)	3,364	(30,119)	(237,962)	(52,101)	5,459,001	5,370,055

Surrenders (notes 3, 4, 5, 6 and 7)	(1,025,605)	(980,885)	(50,901)	(34,982)	(42,863)	(113,353)	(2,984,139)	(3,679,434)

Adjustments to maintain reserves	25	(1,453)	(1)	(1)	3	(1)	297	(3,079)

Net equity transactions	(339,594)	(567,436)	(34,841)	(53,632)	(280,627)	(165,455)	3,177,464	1,935,015

Net change in contract owners’ equity	383,414	528,721	92,773	13,578	(278,996)	(150,874)	19,101,811	13,077,516

Contract owners’ equity at beginning of period	18,910,337	18,381,616	812,914	799,336	280,419	431,293	46,035,231	32,957,715

Contract owners’ equity at end of period	$19,293,751	18,910,337	905,687	812,914	1,423	280,419	65,137,042	46,035,231

CHANGE IN UNITS**:

Beginning units	718,118	740,388	66,211	70,758	27,695	44,377	587,828	577,520

Units purchased	30,934	25,699	3,661	1,418	1,612	11,244	87,096	242,959

Units surrendered	(43,404)	(47,969)	(6,035)	(5,965)	(29,167)	(27,926)	(57,840)	(232,651)

Ending units	705,648	718,118	63,837	66,211	140	27,695	617,084	587,828

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FEIS		FEMS		FF10S		FF15S

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$1,228,557	1,185,168	128,765	179,758	88,336	95,160	179,033	229,063

Realized gain (loss) on investments	2,622,703	464,552	(634,210)	(1,947,213)	(103,242)	(147,216)	(232,434)	(1,108,336)

Change in unrealized gain (loss) on investments	1,728,426	3,071,416	1,462,896	2,637,649	144,053	85,161	216,887	1,440,544

Reinvested capital gains	4,297,743	1,909,708	-	-	2,135	195,394	184,076	146,719

Net increase (decrease) in contract owners’ equity resulting from operations	9,877,429	6,630,844	957,451	870,194	131,282	228,499	347,562	707,990

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	1,407,964	(1,678,037)	116,289	110,227	67,185	77,881	285,304	480,973

Transfers between funds	1,540,580	(1,265,182)	1,310,469	(2,468,800)	104,923	(450,712)	(880,146)	(2,767,794)

Surrenders (notes 3, 4, 5, 6 and 7)	(6,626,687)	(4,427,428)	(931,005)	(523,890)	(113,000)	(389,917)	(421,384)	(315,086)

Adjustments to maintain reserves	223	3,356,061	31	15	-	10	19	17

Net equity transactions	(3,677,920)	(4,014,586)	495,784	(2,882,448)	59,108	(762,738)	(1,016,207)	(2,601,890)

Net change in contract owners’ equity	6,199,509	2,616,258	1,453,235	(2,012,254)	190,390	(534,239)	(668,645)	(1,893,900)

Contract owners’ equity at beginning of period	68,577,885	65,961,627	9,129,238	11,141,492	2,321,159	2,855,398	6,305,032	8,198,932

Contract owners’ equity at end of period	$74,777,394	68,577,885	10,582,473	9,129,238	2,511,549	2,321,159	5,636,387	6,305,032

CHANGE IN UNITS**:

Beginning units	1,296,971	1,383,337	761,402	1,017,714	88,157	118,512	290,963	420,417

Units purchased	73,851	94,168	134,984	144,113	9,270	4,769	15,476	50,204

Units surrendered	(146,581)	(180,534)	(91,899)	(400,425)	(6,708)	(35,124)	(61,474)	(179,658)

Ending units	1,224,241	1,296,971	804,487	761,402	90,719	88,157	244,965	290,963

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FF20S		FF25S		FF30S		FF35S

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$619,881	738,535	537,074	704,145	1,274,527	1,211,243	378,483	260,204

Realized gain (loss) on investments	(367,265)	(852,746)	(921,054)	(842,773)	1,017,359	291,908	(129,305)	(431,708)

Change in unrealized gain (loss) on investments	788,772	2,780,667	2,558,074	3,652,079	2,748,305	5,897,668	1,551,054	2,233,071

Reinvested capital gains	677,651	173,707	42,678	-	132,956	-	279,214	25,206

Net increase (decrease) in contract owners’ equity resulting from operations	1,719,039	2,840,163	2,216,772	3,513,451	5,173,147	7,400,819	2,079,446	2,086,773

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	578,765	(578,933)	778,014	1,121,470	2,383,363	2,609,772	2,289,454	1,739,353

Transfers between funds	(3,244,611)	(537,160)	(5,171,493)	(9,048,269)	2,537,682	(5,287,126)	3,044,493	3,348,236

Surrenders (notes 3, 4, 5, 6 and 7)	(1,950,700)	(2,542,264)	(3,008,920)	(3,147,242)	(4,163,534)	(4,903,463)	(1,274,089)	(1,354,048)

Adjustments to maintain reserves	69	1,157,924	74	35	98	250	74	10

Net equity transactions	(4,616,477)	(2,500,433)	(7,402,325)	(11,074,006)	757,609	(7,580,567)	4,059,932	3,733,551

Net change in contract owners’ equity	(2,897,438)	339,730	(5,185,553)	(7,560,555)	5,930,756	(179,748)	6,139,378	5,820,324

Contract owners’ equity at beginning of period	24,990,426	24,650,696	27,236,369	34,796,924	55,760,482	55,940,230	16,639,518	10,819,194

Contract owners’ equity at end of period	$22,092,988	24,990,426	22,050,816	27,236,369	61,691,238	55,760,482	22,778,896	16,639,518

CHANGE IN UNITS**:

Beginning units	833,285	924,217	1,119,836	1,630,226	1,612,997	1,856,438	1,100,288	834,563

Units purchased	20,551	98,972	106,108	264,623	166,931	264,143	361,717	522,519

Units surrendered	(168,846)	(189,904)	(389,271)	(775,013)	(147,660)	(507,584)	(103,489)	(256,794)

Ending units	684,990	833,285	836,673	1,119,836	1,632,268	1,612,997	1,358,516	1,100,288

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FF40S		FF45S		FF50S		FF55S

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$555,619	520,956	57,120	47,314	82,068	78,348	7,939	7,822

Realized gain (loss) on investments	1,345,627	289,296	241,707	(137,660)	(1,071)	(50,455)	56,041	(17,891)

Change in unrealized gain (loss) on investments	2,587,089	5,064,599	159,852	566,237	659,637	880,852	8,346	95,236

Reinvested capital gains	724,596	502,889	78,892	41,216	130,476	84,218	11,186	4,872

Net increase (decrease) in contract owners’ equity resulting from operations	5,212,931	6,377,740	537,571	517,107	871,110	992,963	83,512	90,039

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	990,211	1,178,718	264,149	1,869,127	120,693	214,513	42,610	37,720

Transfers between funds	(132,136)	9,007,347	(516,676)	1,592,219	409	1,609,581	(80,786)	183,976

Surrenders (notes 3, 4, 5, 6 and 7)	(2,228,970)	(2,373,613)	(232,135)	(588,603)	(263,828)	(393,607)	(20,300)	(16,317)

Adjustments to maintain reserves	177	32	20	(11)	25	1	-	(2)

Net equity transactions	(1,370,718)	7,812,484	(484,642)	2,872,732	(142,701)	1,430,488	(58,476)	205,377

Net change in contract owners’ equity	3,842,213	14,190,224	52,929	3,389,839	728,409	2,423,451	25,036	295,416

Contract owners’ equity at beginning of period	41,716,300	27,526,076	5,113,462	1,723,623	6,767,365	4,343,914	629,827	334,411

Contract owners’ equity at end of period	$45,558,513	41,716,300	5,166,391	5,113,462	7,495,774	6,767,365	654,863	629,827

CHANGE IN UNITS**:

Beginning units	1,296,366	1,017,073	323,086	129,884	384,354	294,572	41,892	26,534

Units purchased	99,176	644,677	47,999	266,310	54,595	156,859	5,735	24,641

Units surrendered	(143,041)	(365,384)	(84,071)	(73,108)	(64,675)	(67,077)	(9,291)	(9,283)

Ending units	1,252,501	1,296,366	287,014	323,086	374,274	384,354	38,336	41,892

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FF60S		FF65S		FFINS		FGOS

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$23,176	19,792	20,568	259	70,714	61,604	(683)	(483)

Realized gain (loss) on investments	153,595	56,244	7,384	(1,143)	50,766	(163,215)	9,325	4,045

Change in unrealized gain (loss) on investments	585	167,133	3,159	3,195	(25,525)	206,642	207,326	174,753

Reinvested capital gains	35,161	16,488	7,008	93	1,323	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	212,517	259,657	38,119	2,404	97,278	105,031	215,968	178,315

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	110,251	273,427	18	59	11,872	1,638	(73)	(116)

Transfers between funds	293,886	(7,981)	2,099,162	12,830	841,590	44,486	-	-

Surrenders (notes 3, 4, 5, 6 and 7)	(220,844)	(67,276)	(10,098)	(483)	(135,402)	(80,095)	(16,226)	(11,387)

Adjustments to maintain reserves	7	1	6	5	(1)	(5)	7	(5)

Net equity transactions	183,300	198,171	2,089,088	12,411	718,059	(33,976)	(16,292)	(11,508)

Net change in contract owners’ equity	395,817	457,828	2,127,207	14,815	815,337	71,055	199,676	166,807

Contract owners’ equity at beginning of period	1,631,759	1,173,931	22,386	7,571	1,308,705	1,237,650	565,221	398,414

Contract owners’ equity at end of period	$2,027,576	1,631,759	2,149,593	22,386	2,124,042	1,308,705	764,897	565,221

CHANGE IN UNITS**:

Beginning units	108,700	93,141	2,150	865	83,459	85,139	8,719	8,934

Units purchased	34,972	76,314	180,795	1,645	54,747	20,934	-	-

Units surrendered	(24,884)	(60,755)	(855)	(360)	(8,441)	(22,614)	(207)	(215)

Ending units	118,788	108,700	182,090	2,150	129,765	83,459	8,512	8,719

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FGS		FHIS		FIGBS		FIP

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$(108,693)	(16,602)	606,321	570,503	5,347,942	3,471,085	148,083	74,591

Realized gain (loss) on investments	12,523,099	3,263,802	(161,672)	(260,889)	(6,536,652)	(2,906,624)	322,541	35,663

Change in unrealized gain (loss) on investments	(8,322,515)	37,939,755	416,227	688,239	4,040,394	7,795,776	1,300,847	887,179

Reinvested capital gains	52,023,578	7,849,101	-	-	-	-	6,964	34,999

Net increase (decrease) in contract owners’ equity resulting from operations	56,115,469	49,036,056	860,876	997,853	2,851,684	8,360,237	1,778,435	1,032,432

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	4,087,820	2,909,046	162,776	166,163	1,627,937	1,464,654	1,439,095	793,608

Transfers between funds	22,072,582	15,157,879	(40,934)	84,315	25,449,137	(253,664)	3,956,320	225,175

Surrenders (notes 3, 4, 5, 6 and 7)	(22,384,004)	(10,290,830)	(628,119)	(530,045)	(9,921,952)	(6,046,094)	(309,285)	(133,023)

Adjustments to maintain reserves	351	18,817	18	372	9,262	7,483	2	7

Net equity transactions	3,776,749	7,794,912	(506,259)	(279,195)	17,164,384	(4,827,621)	5,086,132	885,767

Net change in contract owners’ equity	59,892,218	56,830,968	354,617	718,658	20,016,068	3,532,616	6,864,567	1,918,199

Contract owners’ equity at beginning of period	189,511,395	132,680,427	10,493,723	9,775,065	145,154,333	141,621,717	5,380,876	3,462,677

Contract owners’ equity at end of period	$249,403,613	189,511,395	10,848,340	10,493,723	165,170,401	145,154,333	12,245,443	5,380,876

CHANGE IN UNITS**:

Beginning units	2,392,899	2,220,927	420,699	432,766	7,517,836	7,799,075	119,844	97,322

Units purchased	376,622	419,173	32,179	20,926	2,610,552	895,187	105,655	25,850

Units surrendered	(315,855)	(247,201)	(52,591)	(32,993)	(1,715,769)	(1,176,426)	(7,135)	(3,328)

Ending units	2,453,666	2,392,899	400,287	420,699	8,412,619	7,517,836	218,364	119,844

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FMCS		FMMP		FNRS2		FOS

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$169,875	157,669	236,080	163,457	175,564	246,356	321,614	168,212

Realized gain (loss) on investments	262,948	(84,661)	-	-	618,100	2,155,420	389,943	186,146

Change in unrealized gain (loss) on investments	504,135	3,678,147	-	-	(472,557)	(2,465,602)	(649,420)	2,869,159

Reinvested capital gains	4,898,779	915,550	-	-	-	-	918,929	47,535

Net increase (decrease) in contract owners’ equity resulting from operations	5,835,737	4,666,705	236,080	163,457	321,107	(63,826)	981,066	3,271,052

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	546,916	491,385	(6,170)	(37,640)	257,249	(452,386)	460,479	(433,582)

Transfers between funds	46,329	(601,612)	5,843,850	(2,974,329)	(901,807)	(2,553,931)	43,371	102,994

Surrenders (notes 3, 4, 5, 6 and 7)	(2,374,282)	(2,388,895)	(533,732)	(366,793)	(572,140)	(980,736)	(1,481,960)	(1,066,328)

Adjustments to maintain reserves	60	157	20	5	59	904,945	5	867,147

Net equity transactions	(1,780,977)	(2,498,965)	5,303,968	(3,378,757)	(1,216,639)	(3,082,108)	(978,105)	(529,769)

Net change in contract owners’ equity	4,054,760	2,167,740	5,540,048	(3,215,300)	(895,532)	(3,145,934)	2,961	2,741,283

Contract owners’ equity at beginning of period	34,692,034	32,524,294	1,160,475	4,375,775	8,737,461	11,883,395	19,399,987	16,658,704

Contract owners’ equity at end of period	$38,746,794	34,692,034	6,700,523	1,160,475	7,841,929	8,737,461	19,402,948	19,399,987

CHANGE IN UNITS**:

Beginning units	392,894	424,378	104,768	414,328	304,793	417,439	542,847	560,131

Units purchased	17,743	50,930	518,338	24,480	9,875	13,964	33,855	26,525

Units surrendered	(36,862)	(82,414)	(46,817)	(334,040)	(51,687)	(126,610)	(60,766)	(43,809)

Ending units	373,775	392,894	576,289	104,768	262,981	304,793	515,936	542,847

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FRESS		FVBIS		FVEMIS		FVIIS

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$149,704	59,964	7,050	48	2,983	200	106	377

Realized gain (loss) on investments	31,938	(232,669)	441	(151)	2,282	74	2,796	(274)

Change in unrealized gain (loss) on investments	224,127	349,773	(4,350)	23	2,695	1,330	(724)	1,672

Reinvested capital gains	-	107,199	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	405,769	284,267	3,141	(80)	7,960	1,604	2,178	1,775

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	215,383	(156,003)	38,593	14,570	911	717	6,964	14,548

Transfers between funds	1,329,464	(303,416)	244,661	(12,476)	257,093	2,993	-	(11,737)

Surrenders (notes 3, 4, 5, 6 and 7)	(450,596)	(97,675)	(2,556)	(331)	(3,284)	(248)	(23,584)	(215)

Adjustments to maintain reserves	23	312,054	-	-	(1)	1	1	3

Net equity transactions	1,094,274	(245,040)	280,698	1,763	254,719	3,463	(16,619)	2,599

Net change in contract owners’ equity	1,500,043	39,227	283,839	1,683	262,679	5,067	(14,441)	4,374

Contract owners’ equity at beginning of period	2,493,771	2,454,544	1,683	-	12,019	6,952	14,441	10,067

Contract owners’ equity at end of period	$3,993,814	2,493,771	285,522	1,683	274,698	12,019	-	14,441

CHANGE IN UNITS**:

Beginning units	199,983	218,681	171	-	835	567	1,171	947

Units purchased	135,948	82,468	28,854	1,535	16,398	288	541	1,277

Units surrendered	(34,080)	(101,166)	(255)	(1,364)	(214)	(20)	(1,712)	(1,053)

Ending units	301,851	199,983	28,770	171	17,019	835	-	1,171

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FVMIS		FVSS		FVSS2		FTVDM2

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$6,895	3,011	85,910	86,156	1,964	1,222	116,458	55,652

Realized gain (loss) on investments	2,854	1,024	614,317	193,679	13,441	1,661	(82,716)	(124,031)

Change in unrealized gain (loss) on investments	72,476	54,139	(1,164,786)	807,338	(39,121)	17,672	159,956	430,894

Reinvested capital gains	-	-	1,331,059	307,974	32,945	4,938	22,381	2,019

Net increase (decrease) in contract owners’ equity resulting from operations	82,225	58,174	866,500	1,395,147	9,229	25,493	216,079	364,534

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	46,618	5,123	454,895	(391,157)	10,368	107,607	123,985	130,465

Transfers between funds	190,968	-	(118,544)	1,653,884	110,139	23,233	(283,479)	(397,746)

Surrenders (notes 3, 4, 5, 6 and 7)	(7,629)	(4,310)	(562,436)	(525,746)	(38,450)	(55,673)	(274,035)	(200,866)

Adjustments to maintain reserves	-	(1)	29	782,341	2	(3)	1	(7)

Net equity transactions	229,957	812	(226,056)	1,519,322	82,059	75,164	(433,528)	(468,154)

Net change in contract owners’ equity	312,182	58,986	640,444	2,914,469	91,288	100,657	(217,449)	(103,620)

Contract owners’ equity at beginning of period	281,390	222,404	8,744,402	5,829,933	146,214	45,557	2,929,860	3,033,480

Contract owners’ equity at end of period	$593,572	281,390	9,384,846	8,744,402	237,502	146,214	2,712,411	2,929,860

CHANGE IN UNITS**:

Beginning units	16,760	16,683	145,576	117,118	12,504	4,699	226,360	263,948

Units purchased	12,249	367	29,819	41,892	10,004	17,341	12,070	26,516

Units surrendered	(402)	(290)	(31,672)	(13,434)	(3,901)	(9,536)	(43,794)	(64,104)

Ending units	28,607	16,760	143,723	145,576	18,607	12,504	194,636	226,360

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FTVFA2		FTVGB1		FTVGI2		FTVIS2

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$10,315	6,718	(10,799)	(10,723)	(64)	(72)	265,931	265,223

Realized gain (loss) on investments	(4,787)	(28,985)	(194,938)	(183,959)	(98,402)	(155,342)	(15,746)	66,884

Change in unrealized gain (loss) on investments	38,318	79,898	(587,420)	412,213	(340,144)	266,860	83,796	(216,702)

Reinvested capital gains	-	7,798	-	-	-	-	21,788	321,535

Net increase (decrease) in contract owners’ equity resulting from operations	43,846	65,429	(793,157)	217,531	(438,610)	111,446	355,769	436,940

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	8,830	10,179	242,879	147,283	171,021	174,935	116,784	145,215

Transfers between funds	1,371	(16,485)	661,835	217,335	38,383	(296,015)	(101,076)	(127,309)

Surrenders (notes 3, 4, 5, 6 and 7)	(17,046)	(48,141)	(738,255)	(286,075)	(304,941)	(413,745)	(418,342)	(684,947)

Adjustments to maintain reserves	1	6	17	11	32	(32)	-	15

Net equity transactions	(6,844)	(54,441)	166,476	78,554	(95,505)	(534,857)	(402,634)	(667,026)

Net change in contract owners’ equity	37,002	10,988	(626,681)	296,085	(534,115)	(423,411)	(46,865)	(230,086)

Contract owners’ equity at beginning of period	480,605	469,617	7,367,556	7,071,471	3,917,975	4,341,386	5,259,366	5,489,452

Contract owners’ equity at end of period	$517,607	480,605	6,740,875	7,367,556	3,383,860	3,917,975	5,212,501	5,259,366

CHANGE IN UNITS**:

Beginning units	22,491	25,188	783,529	776,061	245,827	280,239	196,286	222,539

Units purchased	525	637	185,498	227,425	15,514	13,489	5,095	7,852

Units surrendered	(824)	(3,334)	(161,475)	(219,957)	(21,795)	(47,901)	(19,917)	(34,105)

Ending units	22,192	22,491	807,552	783,529	239,546	245,827	181,464	196,286

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FTVMD1		FTVMD2		FTVRDI		FTVSC1

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$3,566	-	6,020	4,907	-	-	-	-

Realized gain (loss) on investments	(9,246)	-	12,462	(18,442)	-	-	56	-

Change in unrealized gain (loss) on investments	(8,017)	-	(30,698)	52,647	-	-	3,969	-

Reinvested capital gains	13,075	-	27,404	11,331	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(622)	-	15,188	50,443	-	-	4,025	-

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	22,050	-	28,841	238	(305)	10	-	-

Transfers between funds	65,602	-	(21,368)	26,698	(3)	5,100	43,553	-

Surrenders (notes 3, 4, 5, 6 and 7)	(1,209)	-	(6,451)	(8,037)	308	(5,110)	(761)	-

Adjustments to maintain reserves	(1)	-	4	24	-	-	1	-

Net equity transactions	86,442	-	1,026	18,923	-	-	42,793	-

Net change in contract owners’ equity	85,820	-	16,214	69,366	-	-	46,818	-

Contract owners’ equity at beginning of period	-	-	351,560	282,194	-	-	-	-

Contract owners’ equity at end of period	$85,820	-	367,774	351,560	-	-	46,818	-

CHANGE IN UNITS**:

Beginning units	-	-	14,470	13,973	-	-	-	-

Units purchased	8,443	-	1,220	5,138	(1)	-	4,295	-

Units surrendered	(115)	-	(1,196)	(4,641)	1	-	(69)	-

Ending units	8,328	-	14,494	14,470	-	-	4,226	-

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FTVSV2		FTVSVI		FTVUG1		TIF

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$72,837	48,780	129,142	76,394	-	-	19,779	24,129

Realized gain (loss) on investments	(141,757)	(651,458)	(516,877)	(325,931)	-	-	(5,572)	(5,565)

Change in unrealized gain (loss) on investments	769,406	1,169,823	1,409,583	983,685	(8)	-	(19,390)	116,576

Reinvested capital gains	191,577	642,472	254,655	551,850	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	892,063	1,209,617	1,276,503	1,285,998	(8)	-	(5,183)	135,140

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	182,410	256,093	215,365	(236,247)	58	-	-	-

Transfers between funds	(3,906,723)	281,442	634,484	(187,908)	1,559	-	(7,142)	-

Surrenders (notes 3, 4, 5, 6 and 7)	(573,604)	(2,833,405)	(1,222,622)	(676,129)	(25)	-	(31,797)	(25,380)

Adjustments to maintain reserves	(81)	16	10	472,495	-	-	(1)	(1)

Net equity transactions	(4,297,998)	(2,295,854)	(372,763)	(627,789)	1,592	-	(38,940)	(25,381)

Net change in contract owners’ equity	(3,405,935)	(1,086,237)	903,740	658,209	1,584	-	(44,123)	109,759

Contract owners’ equity at beginning of period	10,643,821	11,730,058	11,200,474	10,542,265	-	-	759,988	650,229

Contract owners’ equity at end of period	$7,237,886	10,643,821	12,104,214	11,200,474	1,584	-	715,865	759,988

CHANGE IN UNITS**:

Beginning units	246,136	306,940	152,605	162,340	-	-	22,742	23,562

Units purchased	7,940	26,910	10,293	4,878	155	-	-	-

Units surrendered	(103,647)	(87,714)	(15,665)	(14,613)	(3)	-	(1,148)	(820)

Ending units	150,429	246,136	147,233	152,605	152	-	21,594	22,742

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	TIF2		GVCSE		GVGMNS		GVGOPS

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$210,561	281,531	12,985	12,083	966	416	(1,221)	(1,291)

Realized gain (loss) on investments	486,381	63,726	130,402	(239,064)	187	(83)	22,804	(177,473)

Change in unrealized gain (loss) on investments	(759,782)	1,320,083	8,751	474,605	1,961	2,939	37,440	279,973

Reinvested capital gains	-	-	111,210	-	-	-	124,100	4,078

Net increase (decrease) in contract owners’ equity resulting from operations	(62,840)	1,665,340	263,348	247,624	3,114	3,272	183,123	105,287

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	122,346	440,701	165,465	93,457	1,649	1,554	2,098	4,796

Transfers between funds	(430,444)	(1,138,215)	(407,458)	(164,686)	5,364	1,784	314,054	(187,823)

Surrenders (notes 3, 4, 5, 6 and 7)	(486,403)	(758,250)	(68,681)	(83,895)	(4,399)	(1,901)	(9,669)	(51,945)

Adjustments to maintain reserves	21	486	4	4	(1)	2	5	15

Net equity transactions	(794,480)	(1,455,278)	(310,670)	(155,120)	2,613	1,439	306,488	(234,957)

Net change in contract owners’ equity	(857,320)	210,062	(47,322)	92,504	5,727	4,711	489,611	(129,670)

Contract owners’ equity at beginning of period	8,986,464	8,776,402	1,417,658	1,325,154	25,324	20,613	627,004	756,674

Contract owners’ equity at end of period	$8,129,144	8,986,464	1,370,336	1,417,658	31,051	25,324	1,116,615	627,004

CHANGE IN UNITS**:

Beginning units	303,692	359,594	53,874	60,235	1,547	1,455	18,921	26,999

Units purchased	9,624	38,371	8,199	19,196	408	219	13,536	564

Units surrendered	(35,869)	(94,273)	(18,265)	(25,557)	(258)	(127)	(4,714)	(8,642)

Ending units	277,447	303,692	43,808	53,874	1,697	1,547	27,743	18,921

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	GVMCE		GVMSAS		RVARS		ACEG

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$75,239	69,460	937	1,840	11,173	6,133	-	-

Realized gain (loss) on investments	(82,955)	(1,452,973)	(156)	(617)	369	3,566	(300,847)	(108,704)

Change in unrealized gain (loss) on investments	475,188	2,036,743	230	1,062	(20,641)	(1,277)	1,048,348	566,400

Reinvested capital gains	491,503	199,102	-	-	-	-	-	33,246

Net increase (decrease) in contract owners’ equity resulting from operations	958,975	852,332	1,011	2,285	(9,099)	8,422	747,501	490,942

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	13,447	29,758	244	244	1,893	2,111	53,294	57,743

Transfers between funds	(593,669)	(1,018,881)	440	756	(20,309)	10,883	514,625	292,742

Surrenders (notes 3, 4, 5, 6 and 7)	(438,485)	(208,794)	3,530	(8,322)	(12,934)	(142,412)	(136,309)	(136,497)

Adjustments to maintain reserves	31	21	-	4	-	11	1	151

Net equity transactions	(1,018,676)	(1,197,896)	4,214	(7,318)	(31,350)	(129,407)	431,611	214,139

Net change in contract owners’ equity	(59,701)	(345,564)	5,225	(5,033)	(40,449)	(120,985)	1,179,112	705,081

Contract owners’ equity at beginning of period	8,623,142	8,968,706	28,902	33,935	229,203	350,188	1,893,210	1,188,129

Contract owners’ equity at end of period	$8,563,441	8,623,142	34,127	28,902	188,754	229,203	3,072,322	1,893,210

CHANGE IN UNITS**:

Beginning units	121,686	141,368	2,484	3,143	17,870	28,496	45,834	40,536

Units purchased	446	24,355	726	205	157	2,376	12,502	9,194

Units surrendered	(14,497)	(44,037)	(370)	(864)	(2,751)	(13,002)	(3,194)	(3,896)

Ending units	107,635	121,686	2,840	2,484	15,276	17,870	55,142	45,834

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	ACGI		AVHY1		AVIE		AVMCCI

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$68,518	63,661	12,989	12,690	503,307	10,796	386	356

Realized gain (loss) on investments	38,560	87,390	4,756	(9,113)	(309,951)	(1,540,240)	(808)	(12,505)

Change in unrealized gain (loss) on investments	192,188	(192,315)	(359)	32,025	(174,620)	6,334,488	20,482	35,397

Reinvested capital gains	320,098	552,090	-	-	163,418	21,938	3,234	-

Net increase (decrease) in contract owners’ equity resulting from operations	619,364	510,826	17,386	35,602	182,154	4,826,982	23,294	23,248

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	23,428	26,743	28	271	153,930	61,311	3,410	3,588

Transfers between funds	2,184,181	(445,045)	(36,138)	(196,630)	(983,269)	(2,101,519)	(16,669)	7,131

Surrenders (notes 3, 4, 5, 6 and 7)	(179,964)	(240,986)	(17,388)	(86,012)	(1,414,233)	(1,537,194)	(35,186)	(45,660)

Adjustments to maintain reserves	20	(13)	-	2	59	86	(1)	14

Net equity transactions	2,027,665	(659,301)	(53,498)	(282,369)	(2,243,513)	(3,577,316)	(48,446)	(34,927)

Net change in contract owners’ equity	2,647,029	(148,475)	(36,112)	(246,767)	(2,061,359)	1,249,666	(25,152)	(11,679)

Contract owners’ equity at beginning of period	4,590,645	4,739,120	265,902	512,669	31,314,554	30,064,888	166,004	177,683

Contract owners’ equity at end of period	$7,237,674	4,590,645	229,790	265,902	29,253,195	31,314,554	140,852	166,004

CHANGE IN UNITS**:

Beginning units	135,644	157,860	14,697	31,263	873,399	993,367	4,522	5,555

Units purchased	58,404	8,237	3,498	13,509	228,662	167,681	336	572

Units surrendered	(8,931)	(30,453)	(6,443)	(30,075)	(295,506)	(287,649)	(1,585)	(1,605)

Ending units	185,117	135,644	11,752	14,697	806,555	873,399	3,273	4,522

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	AVSCE		IVBRA1		MSVMV		OVAG

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$21	(171)	77,841	-	-	-	(8,795)	(8,182)

Realized gain (loss) on investments	20,311	(25,982)	(12,509)	(38,524)	-	-	(347,315)	(1,394,028)

Change in unrealized gain (loss) on investments	(8,528)	44,398	(17,900)	113,457	-	-	10,051,521	6,276,302

Reinvested capital gains	4,503	2,245	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	16,307	20,490	47,432	74,933	-	-	9,695,411	4,874,092

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	-	-	39,326	54,896	-	2	1,099,163	1,017,670

Transfers between funds	(52,032)	(38,065)	16,819	(42,816)	-	-	(105,685)	(734,811)

Surrenders (notes 3, 4, 5, 6 and 7)	(1,540)	(2,416)	(57,932)	(155,514)	-	(2)	(3,393,861)	(3,181,729)

Adjustments to maintain reserves	(1)	5	-	(2)	-	2	(65)	(4,421)

Net equity transactions	(53,573)	(40,476)	(1,787)	(143,436)	-	2	(2,400,448)	(2,903,291)

Net change in contract owners’ equity	(37,266)	(19,986)	45,645	(68,503)	-	2	7,294,963	1,970,801

Contract owners’ equity at beginning of period	133,951	153,937	1,191,062	1,259,565	2	-	41,211,289	39,240,488

Contract owners’ equity at end of period	$96,685	133,951	1,236,707	1,191,062	2	2	48,506,252	41,211,289

CHANGE IN UNITS**:

Beginning units	6,890	9,341	82,391	92,910	-	-	739,113	798,724

Units purchased	(1)	8,377	4,383	2,841	-	-	30,435	35,820

Units surrendered	(2,673)	(10,828)	(4,420)	(13,360)	-	-	(67,287)	(95,431)

Ending units	4,216	6,890	82,354	82,391	-	-	702,261	739,113

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	OVGI		OVGR		OVGS		OVIG

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$(10,723)	60,291	(16,972)	(12,120)	(50,588)	125,755	111,707	98,200

Realized gain (loss) on investments	(1,030,790)	(527,961)	85,485	(152,305)	(666,944)	(3,305,539)	(379,392)	(700,533)

Change in unrealized gain (loss) on investments	2,079,833	1,576,165	4,646,910	3,786,682	8,561,686	16,079,004	(1,520,993)	4,701,179

Reinvested capital gains	1,064,819	561,003	-	-	5,086,496	8,594,832	1,465,484	-

Net increase (decrease) in contract owners’ equity resulting from operations	2,103,139	1,669,498	4,715,423	3,622,257	12,930,650	21,494,052	(323,194)	4,098,846

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	6,002	3,587	843	3,139	1,363,816	1,638,274	482,714	712,723

Transfers between funds	(854,638)	(115,691)	422,610	89,572	(2,692,594)	(1,660,729)	570,864	689,115

Surrenders (notes 3, 4, 5, 6 and 7)	(131,012)	(184,288)	(314,405)	(337,431)	(5,922,025)	(4,089,692)	(2,297,408)	(755,274)

Adjustments to maintain reserves	41	45	508	349	5	(580)	184	(86)

Net equity transactions	(979,607)	(296,347)	109,556	(244,371)	(7,250,798)	(4,112,727)	(1,243,646)	646,478

Net change in contract owners’ equity	1,123,532	1,373,151	4,824,979	3,377,886	5,679,852	17,381,325	(1,566,840)	4,745,324

Contract owners’ equity at beginning of period	8,940,840	7,567,689	13,761,971	10,384,085	82,331,148	64,949,823	22,661,780	17,916,456

Contract owners’ equity at end of period	$10,064,372	8,940,840	18,586,950	13,761,971	88,011,000	82,331,148	21,094,940	22,661,780

CHANGE IN UNITS**:

Beginning units	181,519	190,821	244,955	250,644	1,684,748	1,791,197	1,367,667	1,307,911

Units purchased	19,459	18,285	8,219	4,034	56,989	92,092	104,277	259,216

Units surrendered	(35,629)	(27,587)	(6,432)	(9,723)	(190,831)	(198,541)	(175,008)	(199,460)

Ending units	165,349	181,519	246,742	244,955	1,550,906	1,684,748	1,296,936	1,367,667

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	OVSB		OVSC		WRASP		WRGP

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$405,404	-	(9,024)	125,293	115,318	120,097	(6,066)	(4,749)

Realized gain (loss) on investments	(643,300)	(468,744)	622,901	102,137	84,812	(103,449)	(57,393)	(872,756)

Change in unrealized gain (loss) on investments	644,522	1,621,344	681,330	1,617,661	278,006	713,632	601,766	2,181,507

Reinvested capital gains	-	-	636,208	-	232,487	-	1,006,953	573,490

Net increase (decrease) in contract owners’ equity resulting from operations	406,626	1,152,600	1,931,415	1,845,091	710,623	730,280	1,545,260	1,877,492

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	134,095	81,526	342,700	458,119	251,632	252,988	730	501,622

Transfers between funds	(155,030)	(76,237)	5,578,990	501,097	(133,052)	(20,747)	(240,744)	(656,849)

Surrenders (notes 3, 4, 5, 6 and 7)	(2,067,131)	(1,238,235)	(1,058,235)	(666,132)	(656,798)	(575,470)	(235,854)	(149,676)

Adjustments to maintain reserves	(2)	1	167	(1,410)	44	279	21	(45)

Net equity transactions	(2,088,068)	(1,232,945)	4,863,622	291,674	(538,174)	(342,950)	(475,847)	(304,948)

Net change in contract owners’ equity	(1,681,442)	(80,345)	6,795,037	2,136,765	172,449	387,330	1,069,413	1,572,544

Contract owners’ equity at beginning of period	13,468,686	13,549,031	11,988,097	9,851,332	5,936,655	5,549,325	6,815,877	5,243,333

Contract owners’ equity at end of period	$11,787,244	13,468,686	18,783,134	11,988,097	6,109,104	5,936,655	7,885,290	6,815,877

CHANGE IN UNITS**:

Beginning units	872,090	955,224	145,131	140,705	267,334	284,633	83,437	88,487

Units purchased	42,368	26,223	81,119	17,810	11,894	14,837	1,849	16,691

Units surrendered	(174,625)	(109,357)	(23,323)	(13,384)	(34,794)	(32,136)	(7,402)	(21,741)

Ending units	739,833	872,090	202,927	145,131	244,434	267,334	77,884	83,437

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	WRHIP		WRMCG		WRSTP		JABS

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$766,143	662,038	(4,646)	(5,466)	567	(1,871)	553,047	517,148

Realized gain (loss) on investments	(561,749)	(415,668)	(138,277)	(1,339,381)	231,083	(2,697,311)	1,961,485	1,154,783

Change in unrealized gain (loss) on investments	507,284	1,001,983	116,351	1,574,362	2,440,670	5,040,643	2,088,666	2,760,786

Reinvested capital gains	-	-	130,285	498,649	339,938	455,000	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	711,678	1,248,353	103,713	728,164	3,012,258	2,796,461	4,603,198	4,432,717

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	190,712	125,064	80,053	56,394	1,010,146	829,208	667,917	801,246

Transfers between funds	(725,407)	(157,346)	(1,631,667)	313,472	1,541,418	(385,411)	(153,353)	(773,029)

Surrenders (notes 3, 4, 5, 6 and 7)	(605,338)	(479,240)	(384,700)	(219,840)	(1,178,341)	(959,075)	(3,147,945)	(3,896,017)

Adjustments to maintain reserves	(1)	81	(48)	225	20	27	18	(1,394)

Net equity transactions	(1,140,034)	(511,441)	(1,936,362)	150,251	1,373,243	(515,251)	(2,633,363)	(3,869,194)

Net change in contract owners’ equity	(428,356)	736,912	(1,832,649)	878,415	4,385,501	2,281,210	1,969,835	563,523

Contract owners’ equity at beginning of period	11,903,441	11,166,529	4,730,892	3,852,477	9,782,418	7,501,208	32,287,895	31,724,372

Contract owners’ equity at end of period	$11,475,085	11,903,441	2,898,243	4,730,892	14,167,919	9,782,418	34,257,730	32,287,895

CHANGE IN UNITS**:

Beginning units	697,583	731,784	134,315	130,848	170,430	181,977	616,100	698,736

Units purchased	25,676	129,840	10,053	28,145	39,127	27,673	57,592	114,389

Units surrendered	(89,223)	(164,041)	(63,922)	(24,678)	(20,607)	(39,220)	(105,791)	(197,025)

Ending units	634,036	697,583	80,446	134,315	188,950	170,430	567,901	616,100

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	JACAS		JAEI		JAFBS		JAGSEI

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$(4,802)	55,448	12,433	2,039	335,530	256,051	18	41

Realized gain (loss) on investments	1,947,290	(78,221)	7,855	(22,562)	(340,075)	(534,897)	1,128	5

Change in unrealized gain (loss) on investments	9,994,383	16,939,888	122,527	138,549	128,239	634,999	86	781

Reinvested capital gains	4,225,426	-	61,215	81,568	-	-	44	-

Net increase (decrease) in contract owners’ equity resulting from operations	16,162,297	16,917,115	204,030	199,594	123,694	356,153	1,276	827

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	709,733	750,811	86,880	34,297	79,184	244,115	431	168

Transfers between funds	(1,114,742)	(344,489)	797,339	156,738	787,757	(428,498)	(2,991)	7,608

Surrenders (notes 3, 4, 5, 6 and 7)	(4,717,584)	(3,794,008)	(106,135)	(76,833)	(90,553)	(131,547)	(2,290)	1,866

Adjustments to maintain reserves	(64)	23	2	165	19	-	-	1

Net equity transactions	(5,122,657)	(3,387,663)	778,086	114,367	776,407	(315,930)	(4,850)	9,643

Net change in contract owners’ equity	11,039,640	13,529,452	982,116	313,961	900,101	40,223	(3,574)	10,470

Contract owners’ equity at beginning of period	57,840,356	44,310,904	1,345,977	1,032,016	7,336,911	7,296,688	10,470	-

Contract owners’ equity at end of period	$68,879,996	57,840,356	2,328,093	1,345,977	8,237,012	7,336,911	6,896	10,470

CHANGE IN UNITS**:

Beginning units	976,736	1,045,056	61,958	56,091	650,962	682,250	935	-

Units purchased	47,612	33,515	36,292	9,770	83,951	118,781	68	965

Units surrendered	(116,222)	(101,835)	(5,550)	(3,903)	(15,228)	(150,069)	(449)	(30)

Ending units	908,126	976,736	92,700	61,958	719,685	650,962	554	935

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	JAGTS		JAIGS		JAMGS		JAMVS

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$(12,416)	(11,930)	315,936	331,740	174,790	(11,463)	16,760	15,802

Realized gain (loss) on investments	2,752,985	647,717	400,158	150,772	(1,554,019)	154,146	2,606	(1,776)

Change in unrealized gain (loss) on investments	10,698,886	14,534,542	585,112	1,950,849	4,448,417	2,961,925	130,855	133,036

Reinvested capital gains	-	-	-	-	1,498,363	2,522,272	124,613	57,859

Net increase (decrease) in contract owners’ equity resulting from operations	13,439,455	15,170,329	1,301,206	2,433,361	4,567,551	5,626,880	274,834	204,921

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	1,217,871	920,420	550,756	579,324	585,760	1,141,428	1,437	1,380

Transfers between funds	(4,446,899)	3,115,904	413,503	(1,471,195)	(2,652,935)	(2,624,629)	5	1,099,657

Surrenders (notes 3, 4, 5, 6 and 7)	(3,469,369)	(2,741,416)	(1,764,218)	(1,725,799)	(6,017,913)	(2,583,279)	(37,013)	(43,135)

Adjustments to maintain reserves	(159)	(2,260)	21	465	139	36	9	(3)

Net equity transactions	(6,698,556)	1,292,648	(799,938)	(2,617,205)	(8,084,949)	(4,066,444)	(35,562)	1,057,899

Net change in contract owners’ equity	6,740,899	16,462,977	501,268	(183,844)	(3,517,398)	1,560,436	239,272	1,262,820

Contract owners’ equity at beginning of period	43,670,982	27,208,005	23,574,909	23,758,753	35,119,172	33,558,736	2,181,703	918,883

Contract owners’ equity at end of period	$50,411,881	43,670,982	24,076,177	23,574,909	31,601,774	35,119,172	2,420,975	2,181,703

CHANGE IN UNITS**:

Beginning units	1,095,983	1,054,464	977,242	1,088,803	1,404,806	1,580,388	80,192	37,829

Units purchased	51,887	189,902	51,908	47,451	38,255	223,902	206	102,456

Units surrendered	(191,216)	(148,383)	(83,315)	(159,012)	(345,891)	(399,484)	(1,409)	(60,093)

Ending units	956,654	1,095,983	945,835	977,242	1,097,170	1,404,806	78,989	80,192

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	JAWGS		LZREMS		LPVCII		LVCLGI

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$145	-	327,190	410,554	1,026	-	-	-

Realized gain (loss) on investments	64	-	339,392	342,213	10,781	-	10,201	-

Change in unrealized gain (loss) on investments	(660)	-	7,560	1,038,228	(11,160)	-	70	-

Reinvested capital gains	-	-	-	-	10,940	-	3,975	-

Net increase (decrease) in contract owners’ equity resulting from operations	(451)	-	674,142	1,790,995	11,587	-	14,246	-

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	264	-	145,684	156,972	44,970	-	20,964	-

Transfers between funds	93,515	-	(492,540)	(897,674)	60,096	-	60,666	-

Surrenders (notes 3, 4, 5, 6 and 7)	(392)	-	(608,478)	(416,065)	(1,361)	-	(1,228)	-

Adjustments to maintain reserves	-	-	50	9	(1)	-	-	-

Net equity transactions	93,387	-	(955,284)	(1,156,758)	103,704	-	80,402	-

Net change in contract owners’ equity	92,936	-	(281,142)	634,237	115,291	-	94,648	-

Contract owners’ equity at beginning of period	-	-	9,526,484	8,892,247	-	-	-	-

Contract owners’ equity at end of period	$92,936	-	9,245,342	9,526,484	115,291	-	94,648	-

CHANGE IN UNITS**:

Beginning units	-	-	707,034	805,877	-	-	-	-

Units purchased	8,284	-	271,800	62,569	10,288	-	7,979	-

Units surrendered	(34)	-	(344,064)	(161,412)	(122)	-	(105)	-

Ending units	8,250	-	634,770	707,034	10,166	-	7,874	-

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	SBVSG		BNCAI		LACCA2		LACDV2

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$(31,762)	(32,210)	3,186	(4,428)	(426)	-	217,490	-

Realized gain (loss) on investments	(2,778,555)	(2,484,727)	(111,368)	536,007	25,945	-	79,734	-

Change in unrealized gain (loss) on investments	3,012,539	4,168,182	217,244	139,442	47,819	-	1,046,449	-

Reinvested capital gains	716,027	-	12,835	50,487	17,248	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	918,249	1,651,245	121,897	721,508	90,586	-	1,343,673	-

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	357,101	602,157	5,441	2,719	(12)	-	278,861	-

Transfers between funds	63,052	1,844,379	(282,593)	(1,854,571)	504,520	-	22,506,166	-

Surrenders (notes 3, 4, 5, 6 and 7)	(2,124,297)	(1,545,375)	(454,438)	(704,450)	(4,996)	-	(1,140,119)	-

Adjustments to maintain reserves	91	64	8	60	2	-	(483)	-

Net equity transactions	(1,704,053)	901,225	(731,582)	(2,556,242)	499,514	-	21,644,425	-

Net change in contract owners’ equity	(785,804)	2,552,470	(609,685)	(1,834,734)	590,100	-	22,988,098	-

Contract owners’ equity at beginning of period	22,405,311	19,852,841	3,434,621	5,269,355	-	-	-	-

Contract owners’ equity at end of period	$21,619,507	22,405,311	2,824,936	3,434,621	590,100	-	22,988,098	-

CHANGE IN UNITS**:

Beginning units	575,424	551,951	40,038	72,727	-	-	-	-

Units purchased	47,621	121,739	1,854	11,135	61,112	-	2,286,949	-

Units surrendered	(90,995)	(98,266)	(10,665)	(43,824)	(9,983)	-	(129,836)	-

Ending units	532,050	575,424	31,227	40,038	51,129	-	2,157,113	-

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	LACI2		LACIP2		LACIPS		LACMV2

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$20,765	-	925,600	-	229,451	-	266,900	-

Realized gain (loss) on investments	10,928	-	264,043	-	6,601	-	29,844	-

Change in unrealized gain (loss) on investments	(26,231)	-	(316,407)	-	(23,721)	-	267,156	-

Reinvested capital gains	-	-	-	-	-	-	237,640	-

Net increase (decrease) in contract owners’ equity resulting from operations	5,462	-	873,236	-	212,331	-	801,540	-

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	5,259	-	50,286	-	75,249	-	190,666	-

Transfers between funds	3,378,460	-	27,998,271	-	6,874,589	-	12,984,638	-

Surrenders (notes 3, 4, 5, 6 and 7)	(96,428)	-	(626,042)	-	(261,230)	-	(946,766)	-

Adjustments to maintain reserves	6	-	72	-	-	-	28	-

Net equity transactions	3,287,297	-	27,422,587	-	6,688,608	-	12,228,566	-

Net change in contract owners’ equity	3,292,759	-	28,295,823	-	6,900,939	-	13,030,106	-

Contract owners’ equity at beginning of period	-	-	-	-	-	-	-	-

Contract owners’ equity at end of period	$3,292,759	-	28,295,823	-	6,900,939	-	13,030,106	-

CHANGE IN UNITS**:

Beginning units	-	-	-	-	-	-	-	-

Units purchased	350,596	-	3,128,090	-	697,039	-	1,398,742	-

Units surrendered	(21,728)	-	(389,544)	-	(28,972)	-	(178,582)	-

Ending units	328,868	-	2,738,546	-	668,067	-	1,220,160	-

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	LACU2		LACV2		LJPMVS		LJPSCS

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$(11,535)	-	293,847	-	591,312	862,987	8,967	7,775

Realized gain (loss) on investments	263,716	-	218,065	-	1,070,095	129,626	50,083	8,565

Change in unrealized gain (loss) on investments	2,578,951	-	312,835	-	(3,138,558)	4,144,166	63,936	122,058

Reinvested capital gains	188,176	-	123,344	-	8,206,944	-	20,122	-

Net increase (decrease) in contract owners’ equity resulting from operations	3,019,308	-	948,091	-	6,729,793	5,136,779	143,108	138,398

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	-	-	98,675	-	588,835	272,800	71,599	43,106

Transfers between funds	14,212,738	-	13,715,164	-	(635,352)	46,084,909	(74,380)	1,189,809

Surrenders (notes 3, 4, 5, 6 and 7)	(124,624)	-	(1,194,500)	-	(2,562,074)	(1,413,132)	(71,718)	(98,818)

Adjustments to maintain reserves	69	-	54	-	231	33	5	3

Net equity transactions	14,088,183	-	12,619,393	-	(2,608,360)	44,944,610	(74,494)	1,134,100

Net change in contract owners’ equity	17,107,491	-	13,567,484	-	4,121,433	50,081,389	68,614	1,272,498

Contract owners’ equity at beginning of period	-	-	-	-	50,081,389	-	1,272,498	-

Contract owners’ equity at end of period	$17,107,491	-	13,567,484	-	54,202,822	50,081,389	1,341,112	1,272,498

CHANGE IN UNITS**:

Beginning units	-	-	-	-	4,503,580	-	112,516	-

Units purchased	1,534,675	-	1,576,892	-	514,309	5,391,236	6,086	129,166

Units surrendered	(101,157)	-	(303,543)	-	(748,573)	(887,656)	(12,271)	(16,650)

Ending units	1,433,518	-	1,273,349	-	4,269,316	4,503,580	106,331	112,516

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	LOVBD		LOVSDC		LOVTRC		M3GREI

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$296,929	235,738	651,430	603,220	549,354	705,178	863	420

Realized gain (loss) on investments	(146,407)	(158,575)	(331,277)	(801,528)	(1,307,203)	(1,700,175)	(5,222)	(2,950)

Change in unrealized gain (loss) on investments	148,456	196,755	398,760	907,267	1,142,481	2,036,584	3,509	3,529

Reinvested capital gains	-	-	-	-	-	-	-	2,550

Net increase (decrease) in contract owners’ equity resulting from operations	298,978	273,918	718,913	708,959	384,632	1,041,587	(850)	3,549

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	96,527	100,763	357,889	481,415	644,218	716,507	4,084	3,331

Transfers between funds	498,763	826,134	932,315	(4,814,726)	(3,107,263)	(2,982,212)	(1,103)	(1,669)

Surrenders (notes 3, 4, 5, 6 and 7)	(202,790)	(250,722)	(862,452)	(886,028)	(2,939,925)	(1,059,318)	(831)	(952)

Adjustments to maintain reserves	28	-	64	20	58	31	(1)	(1)

Net equity transactions	392,528	676,175	427,816	(5,219,319)	(5,402,912)	(3,324,992)	2,149	709

Net change in contract owners’ equity	691,506	950,093	1,146,729	(4,510,360)	(5,018,280)	(2,283,405)	1,299	4,258

Contract owners’ equity at beginning of period	4,825,912	3,875,819	13,827,352	18,337,712	17,185,085	19,468,490	34,246	29,988

Contract owners’ equity at end of period	$5,517,418	4,825,912	14,974,081	13,827,352	12,166,805	17,185,085	35,545	34,246

CHANGE IN UNITS**:

Beginning units	359,846	307,425	1,224,463	1,703,931	1,558,558	1,876,441	3,594	3,508

Units purchased	62,777	161,222	176,654	194,302	102,540	543,884	435	398

Units surrendered	(37,474)	(108,801)	(137,998)	(673,770)	(586,617)	(861,767)	(195)	(312)

Ending units	385,149	359,846	1,263,119	1,224,463	1,074,481	1,558,558	3,834	3,594

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	M3GRES		MEGSS		MMCGSC		MNDIC

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$1,802	383	(2,827)	(1,520)	(5,239)	(3,892)	-	-

Realized gain (loss) on investments	(11,338)	(20,083)	93,846	104,453	(18,688)	(871,720)	(262,167)	(132,023)

Change in unrealized gain (loss) on investments	(55,251)	25,885	141,406	147,351	199,082	1,418,598	338,581	281,505

Reinvested capital gains	-	7,812	139,740	22,156	305,875	43,711	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(64,787)	13,997	372,165	272,440	481,030	586,697	76,414	149,482

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	1,242	(35)	4,889	6,541	173,965	113,639	46,073	(54,590)

Transfers between funds	1,079,706	15,127	915,105	1,072,876	435,583	(8,304)	(180,293)	29,619

Surrenders (notes 3, 4, 5, 6 and 7)	(3,682)	(3,383)	(328,739)	(7,883)	(226,753)	(381,007)	(53,787)	(82,299)

Adjustments to maintain reserves	1	(2)	10	5	17	11	(63)	109,255

Net equity transactions	1,077,267	11,707	591,265	1,071,539	382,812	(275,661)	(188,070)	1,985

Net change in contract owners’ equity	1,012,480	25,704	963,430	1,343,979	863,842	311,036	(111,656)	151,467

Contract owners’ equity at beginning of period	147,040	121,336	1,344,755	776	3,124,390	2,813,354	1,175,772	1,024,305

Contract owners’ equity at end of period	$1,159,520	147,040	2,308,185	1,344,755	3,988,232	3,124,390	1,064,116	1,175,772

CHANGE IN UNITS**:

Beginning units	15,607	14,301	127,326	99	177,600	193,134	38,384	38,258

Units purchased	111,639	3,038	127,876	159,340	55,508	48,215	1,191	3,002

Units surrendered	(386)	(1,732)	(88,674)	(32,113)	(34,617)	(63,749)	(7,025)	(2,876)

Ending units	126,860	15,607	166,528	127,326	198,491	177,600	32,550	38,384

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	MNDSC		MV2EEI		MV2EES		MV2IGI

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$6,085	4,283	48	10	6,867	2,319	19,131	13,668

Realized gain (loss) on investments	(223,516)	(836,769)	67	(550)	(26,248)	(9,962)	121,000	113,188

Change in unrealized gain (loss) on investments	447,088	1,217,924	(81)	883	49,455	25,890	183,580	635,221

Reinvested capital gains	-	-	-	-	-	-	479,555	236,467

Net increase (decrease) in contract owners’ equity resulting from operations	229,657	385,438	34	343	30,074	18,247	803,266	998,544

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	276,328	191,205	236	2,789	-	-	74,133	75,918

Transfers between funds	918,714	155,495	(652)	3,214	65,060	67,699	128,512	(153,856)

Surrenders (notes 3, 4, 5, 6 and 7)	(56,412)	(54,101)	(18)	(9,700)	(2,916)	(1,851)	(329,408)	(233,470)

Adjustments to maintain reserves	1	-	(1)	4	1	(4)	-	403

Net equity transactions	1,138,631	292,599	(435)	(3,693)	62,145	65,844	(126,763)	(311,005)

Net change in contract owners’ equity	1,368,288	678,037	(401)	(3,350)	92,219	84,091	676,503	687,539

Contract owners’ equity at beginning of period	3,109,714	2,431,677	1,729	5,079	240,358	156,267	4,992,253	4,304,714

Contract owners’ equity at end of period	$4,478,002	3,109,714	1,328	1,729	332,577	240,358	5,668,756	4,992,253

CHANGE IN UNITS**:

Beginning units	104,833	93,521	177	578	25,021	17,985	170,469	182,279

Units purchased	38,986	32,694	23	647	6,617	7,236	7,919	4,776

Units surrendered	(2,016)	(21,382)	(78)	(1,048)	(506)	(200)	(11,900)	(16,586)

Ending units	141,803	104,833	122	177	31,132	25,021	166,488	170,469

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	MV2RIS		MV3LMI		MV3LMS		MV3MVI

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$85,335	34,645	615	5	1,987	-	5,112	6,476

Realized gain (loss) on investments	184,856	(3,331,948)	342	13	7	-	24,297	(28,267)

Change in unrealized gain (loss) on investments	(211,434)	7,148,516	(161)	359	231	-	11,682	50,614

Reinvested capital gains	-	-	-	-	-	-	17,237	12,282

Net increase (decrease) in contract owners’ equity resulting from operations	58,757	3,851,213	796	377	2,225	-	58,328	41,105

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	343,376	256,155	-	-	-	-	81,780	43,224

Transfers between funds	537,360	(33,730,024)	1,828	13,317	55,323	-	65,247	46,412

Surrenders (notes 3, 4, 5, 6 and 7)	(255,193)	(277,288)	(207)	(28)	(3,125)	-	(91,406)	(86,487)

Adjustments to maintain reserves	19	15	-	-	-	-	(1)	3

Net equity transactions	625,562	(33,751,142)	1,621	13,289	52,198	-	55,620	3,152

Net change in contract owners’ equity	684,319	(29,899,929)	2,417	13,666	54,423	-	113,948	44,257

Contract owners’ equity at beginning of period	6,658,444	36,558,373	13,666	-	-	-	397,155	352,898

Contract owners’ equity at end of period	$7,342,763	6,658,444	16,083	13,666	54,423	-	511,103	397,155

CHANGE IN UNITS**:

Beginning units	454,968	2,813,991	1,315	-	-	-	21,406	21,441

Units purchased	172,721	216,899	174	1,318	5,287	-	8,058	3,286

Units surrendered	(138,943)	(2,575,922)	(19)	(3)	(290)	-	(5,246)	(3,321)

Ending units	488,746	454,968	1,470	1,315	4,997	-	24,218	21,406

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	MV3MVS		MVBRES		MVFIC		MVFSC

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$20,742	26,645	15,451	18,228	186,851	177,396	1,207,654	1,310,708

Realized gain (loss) on investments	75,836	(112,335)	(31,471)	(60,212)	164,978	214,499	6,621,162	1,489,286

Change in unrealized gain (loss) on investments	88,990	216,167	417,107	374,845	40,276	(329,470)	(4,806,089)	(3,215,973)

Reinvested capital gains	91,591	62,575	174,865	158,055	846,252	745,648	7,060,107	7,286,320

Net increase (decrease) in contract owners’ equity resulting from operations	277,159	193,052	575,952	490,916	1,238,357	808,073	10,082,834	6,870,341

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	74,291	23,845	168,686	112,771	376,782	317,091	813,060	745,759

Transfers between funds	(230,586)	953,029	358,183	(86,615)	(138,747)	(785,877)	(13,767,830)	(2,775,749)

Surrenders (notes 3, 4, 5, 6 and 7)	(98,392)	(579,052)	(60,742)	(75,587)	(963,126)	(744,430)	(9,000,803)	(13,393,063)

Adjustments to maintain reserves	11	9	13	3	280	452	(791)	58

Net equity transactions	(254,676)	397,831	466,140	(49,428)	(724,811)	(1,212,764)	(21,956,364)	(15,422,995)

Net change in contract owners’ equity	22,483	590,883	1,042,092	441,488	513,546	(404,691)	(11,873,530)	(8,552,654)

Contract owners’ equity at beginning of period	2,184,512	1,593,629	2,247,035	1,805,547	10,730,673	11,135,364	99,768,020	108,320,674

Contract owners’ equity at end of period	$2,206,995	2,184,512	3,289,127	2,247,035	11,244,219	10,730,673	87,894,490	99,768,020

CHANGE IN UNITS**:

Beginning units	144,344	118,271	83,014	85,656	164,503	184,247	3,280,321	3,838,291

Units purchased	16,055	73,802	24,370	23,677	5,763	8,728	266,560	482,803

Units surrendered	(31,839)	(47,729)	(10,107)	(26,319)	(15,825)	(28,472)	(952,964)	(1,040,773)

Ending units	128,560	144,344	97,277	83,014	154,441	164,503	2,593,917	3,280,321

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	MVIGIC		MVIVSC		MVRBSS		MSEM

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$5,411	5,197	878,347	290,811	249,097	152,552	475,342	380,788

Realized gain (loss) on investments	5,679	(17,340)	2,003,219	1,305,186	(253,417)	(223,937)	(269,103)	(432,108)

Change in unrealized gain (loss) on investments	31,128	66,857	(648,790)	5,535,656	142,605	395,488	288,867	541,575

Reinvested capital gains	1,758	14,819	3,859,868	6,541,131	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	43,976	69,533	6,092,644	13,672,784	138,285	324,103	495,106	490,255

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	10,004	8,332	681,382	642,794	202,108	158,843	108,872	120,864

Transfers between funds	102,170	148,710	(8,562,496)	(6,615,290)	756,580	2,074,648	(174,218)	(361,221)

Surrenders (notes 3, 4, 5, 6 and 7)	(82,012)	(67,366)	(3,895,326)	(4,532,316)	(192,663)	(344,107)	(530,829)	(321,271)

Adjustments to maintain reserves	2	2	296	89	20	1	7	20

Net equity transactions	30,164	89,678	(11,776,144)	(10,504,723)	766,045	1,889,385	(596,168)	(561,608)

Net change in contract owners’ equity	74,140	159,211	(5,683,500)	3,168,061	904,330	2,213,488	(101,062)	(71,353)

Contract owners’ equity at beginning of period	557,852	398,641	87,918,625	84,750,564	5,456,952	3,243,464	4,624,497	4,695,850

Contract owners’ equity at end of period	$631,992	557,852	82,235,125	87,918,625	6,361,282	5,456,952	4,523,435	4,624,497

CHANGE IN UNITS**:

Beginning units	41,208	33,781	2,257,951	2,556,261	503,937	320,468	110,612	125,870

Units purchased	8,571	13,070	157,061	258,893	211,252	238,287	4,595	20,291

Units surrendered	(6,950)	(5,643)	(440,763)	(557,203)	(142,610)	(54,818)	(18,020)	(35,549)

Ending units	42,829	41,208	1,974,249	2,257,951	572,579	503,937	97,187	110,612

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	MSVEG		MSVMG		DTRTFB		EIF

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$(5,482)	(5,997)	(1,881)	(1,630)	54,374	16,626	300,039	279,101

Realized gain (loss) on investments	2,380,745	(281,690)	207,483	(149,653)	(13,664)	(5,937)	238,174	331,278

Change in unrealized gain (loss) on investments	1,771,878	3,419,622	422,063	642,181	(24,487)	17,674	346,208	(133,202)

Reinvested capital gains	-	-	-	-	-	-	674,470	1,244,641

Net increase (decrease) in contract owners’ equity resulting from operations	4,147,141	3,131,935	627,665	490,898	16,223	28,363	1,558,891	1,721,818

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	514,421	741,019	5,580	309	1,956	6,958	288,503	269,360

Transfers between funds	(1,208,950)	246,234	6,402	15,680	75,031	60,608	(3,096)	491,887

Surrenders (notes 3, 4, 5, 6 and 7)	(979,265)	(488,085)	(63,401)	(21,781)	(22,563)	(29,920)	(911,499)	(941,400)

Adjustments to maintain reserves	53	32	9	33	1	(6)	22	2,818

Net equity transactions	(1,673,741)	499,200	(51,410)	(5,759)	54,425	37,640	(626,070)	(177,335)

Net change in contract owners’ equity	2,473,400	3,631,135	576,255	485,139	70,648	66,003	932,821	1,544,483

Contract owners’ equity at beginning of period	9,549,516	5,918,381	1,614,923	1,129,784	540,586	474,583	16,283,684	14,739,201

Contract owners’ equity at end of period	$12,022,916	9,549,516	2,191,178	1,614,923	611,234	540,586	17,216,505	16,283,684

CHANGE IN UNITS**:

Beginning units	184,587	170,502	41,589	41,922	52,587	48,781	351,849	354,761

Units purchased	18,717	77,529	6,252	4,298	9,269	6,883	8,330	21,978

Units surrendered	(44,621)	(63,444)	(8,175)	(4,631)	(4,230)	(3,077)	(21,064)	(24,890)

Ending units	158,683	184,587	39,666	41,589	57,626	52,587	339,115	351,849

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	GBF		GEM		GIG		GVAAA2

	2024	2023	2024	2023	2024	2023	2024	2023

Investment activity*:

Net investment income (loss)	$3,035,377	3,541,473	126,768	176,944	449,712	417,796	-	-

Realized gain (loss) on investments	(9,670,007)	(5,654,702)	(758,453)	(370,425)	444,334	(522,181)	42,302	14,188

Change in unrealized gain (loss) on investments	6,780,369	7,101,489	1,145,828	616,264	904,632	3,112,679	1,305,897	274,060

Reinvested capital gains	-	-	-	-	-	-	454,459	1,174,496

Net increase (decrease) in contract owners’ equity resulting from operations	145,739	4,988,260	514,143	422,783	1,798,678	3,008,294	1,802,658	1,462,744

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	3,113,173	2,766,039	286,271	272,677	474,718	568,848	341,784	321,693

Transfers between funds	(40,200,441)	29,327,718	(939,850)	(119,724)	1,914,210	(1,341,255)	1,479,163	(442,363)

Surrenders (notes 3, 4, 5, 6 and 7)	(5,417,486)	(5,496,050)	(541,785)	(572,731)	(1,892,569)	(1,106,654)	(661,406)	(1,519,029)

Adjustments to maintain reserves	253	9,992	4	703	30	906	1	1,383

Net equity transactions	(42,504,501)	26,607,699	(1,195,360)	(419,075)	496,389	(1,878,155)	1,159,542	(1,638,316)

Net change in contract owners’ equity	(42,358,762)	31,595,959	(681,217)	3,708	2,295,067	1,130,139	2,962,200	(175,572)

Contract owners’ equity at beginning of period	134,520,524	102,924,565	10,275,739	10,272,031	16,026,010	14,895,871	11,463,553	11,639,125

Contract owners’ equity at end of period	$92,161,762	134,520,524	9,594,522	10,275,739	18,321,077	16,026,010	14,425,753	11,463,553

CHANGE IN UNITS**:

Beginning units	6,446,942	5,168,435	377,550	393,986	608,302	687,971	377,766	436,630

Units purchased	233,232	2,739,463	22,858	62,292	87,799	42,994	57,913	17,563

Units surrendered	(2,314,512)	(1,460,956)	(69,005)	(78,728)	(70,857)	(122,663)	(25,853)	(76,427)

Ending units	4,365,662	6,446,942	331,403	377,550	625,244	608,302	409,826	377,766

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	GVABD2		GVAGG2		GVAGI2		GVAGR2

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$-	-	-	-	-	-	-	-

Realized gain (loss) on investments	(20,470)	(14,477)	253,005	145,372	203,692	11,056	527,834	511,175

Change in unrealized gain (loss) on investments	33,512	93,654	442,823	727,849	838,065	727,641	4,677,654	3,173,246

Reinvested capital gains	-	-	591,235	905,570	327,234	500,007	823,493	1,977,922

Net increase (decrease) in contract owners’ equity resulting from operations	13,042	79,177	1,287,063	1,778,791	1,368,991	1,238,704	6,028,981	5,662,343

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	72,027	62,700	173,879	215,552	97,304	77,356	305,328	337,161

Transfers between funds	8,024	104,053	(150,752)	360,162	26,919	74,314	(73,907)	(340,198)

Surrenders (notes 3, 4, 5, 6 and 7)	(186,105)	(158,625)	(748,880)	(639,543)	(823,810)	(208,604)	(1,262,601)	(1,228,571)

Adjustments to maintain reserves	-	4	(23)	1,052	(1)	227	(36)	425

Net equity transactions	(106,054)	8,132	(725,776)	(62,777)	(699,588)	(56,707)	(1,031,216)	(1,231,183)

Net change in contract owners’ equity	(93,012)	87,309	561,287	1,716,014	669,403	1,181,997	4,997,765	4,431,160

Contract owners’ equity at beginning of period	1,792,361	1,705,052	9,759,180	8,043,166	6,029,237	4,847,240	19,751,297	15,320,137

Contract owners’ equity at end of period	$1,699,349	1,792,361	10,320,467	9,759,180	6,698,640	6,029,237	24,749,062	19,751,297

CHANGE IN UNITS**:

Beginning units	120,629	119,919	238,284	239,868	164,427	166,140	348,941	373,376

Units purchased	5,723	11,449	8,663	17,041	3,732	5,322	8,024	16,925

Units surrendered	(12,919)	(10,739)	(24,396)	(18,625)	(20,544)	(7,035)	(23,578)	(41,360)

Ending units	113,433	120,629	222,551	238,284	147,615	164,427	333,387	348,941

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	GVDMA		GVDMC		GVEX1		GVIDA

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(57,798)	(67,730)	(11,512)	(11,047)	277,540	280,866	(38,759)	(29,474)

Realized gain (loss) on investments	(8,613,794)	(7,739,515)	(1,043,267)	(1,605,708)	(5,318,415)	(3,165,390)	(544,789)	(3,601,509)

Change in unrealized gain (loss) on investments	20,900,758	25,160,448	2,329,896	3,723,425	10,773,565	7,269,787	7,553,912	11,522,256

Reinvested capital gains	-	1,215,920	-	-	18,886	24,575	-	563,788

Net increase (decrease) in contract owners’ equity resulting from operations	12,229,166	18,569,123	1,275,117	2,106,670	5,751,576	4,409,838	6,970,364	8,455,061

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	2,860,281	2,746,006	488,531	675,708	417,409	281,365	972,910	996,101

Transfers between funds	791,757	2,299,492	228,223	970,617	2,199,753	3,871,167	1,596,541	3,952,125

Surrenders (notes 3, 4, 5, 6 and 7)	(18,228,985)	(9,515,312)	(1,267,685)	(2,774,491)	(2,120,859)	(1,274,006)	(3,057,937)	(4,557,059)

Adjustments to maintain reserves	173	(4,710)	56	614	85	501	327	153

Net equity transactions	(14,576,774)	(4,474,524)	(550,875)	(1,127,552)	496,388	2,879,027	(488,159)	391,320

Net change in contract owners’ equity	(2,347,608)	14,094,599	724,242	979,118	6,247,964	7,288,865	6,482,205	8,846,381

Contract owners’ equity at beginning of period	120,908,600	106,814,001	20,662,285	19,683,167	23,371,625	16,082,760	53,665,069	44,818,688

Contract owners’ equity at end of period	$118,560,992	120,908,600	21,386,527	20,662,285	29,619,589	23,371,625	60,147,274	53,665,069

CHANGE IN UNITS**:

Beginning units	3,188,782	3,323,198	794,315	842,600	649,731	563,157	1,300,099	1,295,811

Units purchased	140,699	395,926	79,286	156,949	64,063	127,513	80,359	162,692

Units surrendered	(521,134)	(530,342)	(96,751)	(205,234)	(53,797)	(40,939)	(85,359)	(158,404)

Ending units	2,808,347	3,188,782	776,850	794,315	659,997	649,731	1,295,099	1,300,099

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	GVIDC		GVIDM		GVIX2		HIBF

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(10,166)	(11,832)	(30,994)	(25,607)	202,579	109,024	1,097,662	1,181,462

Realized gain (loss) on investments	(468,236)	(626,304)	(3,629,046)	(6,941,448)	54,730	64,924	(546,930)	(539,723)

Change in unrealized gain (loss) on investments	958,424	1,701,401	9,588,074	15,812,479	(139,122)	538,349	589,239	1,805,270

Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	480,022	1,063,265	5,928,034	8,845,424	118,187	712,297	1,139,971	2,447,009

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	889,403	270,597	613,311	740,651	132,096	132,296	214,654	247,080

Transfers between funds	(1,432,272)	(606,281)	154,208	3,769,380	717,209	582,528	(563,715)	1,353,439

Surrenders (notes 3, 4, 5, 6 and 7)	(629,302)	(711,658)	(5,674,729)	(6,112,169)	(130,140)	(58,748)	(1,686,298)	(2,301,685)

Adjustments to maintain reserves	29	518	104	8,880	(3)	(4)	(6,344)	1,106

Net equity transactions	(1,172,142)	(1,046,824)	(4,907,106)	(1,593,258)	719,162	656,072	(2,041,703)	(700,060)

Net change in contract owners’ equity	(692,120)	16,441	1,020,928	7,252,166	837,349	1,368,369	(901,732)	1,746,949

Contract owners’ equity at beginning of period	14,043,757	14,027,316	68,741,509	61,489,343	5,088,714	3,720,345	21,029,389	19,282,440

Contract owners’ equity at end of period	$13,351,637	14,043,757	69,762,437	68,741,509	5,926,063	5,088,714	20,127,657	21,029,389

CHANGE IN UNITS**:

Beginning units	690,865	745,236	2,167,834	2,221,919	352,135	302,009	576,079	592,836

Units purchased	55,391	43,186	49,784	271,306	55,334	62,997	119,655	107,853

Units surrendered	(114,568)	(97,557)	(197,681)	(325,391)	(8,890)	(12,871)	(170,524)	(124,610)

Ending units	631,688	690,865	2,019,937	2,167,834	398,579	352,135	525,210	576,079

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	IDPG		IDPGI		MCIF		MSBF

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$-	-	-	-	1,399,031	1,544,216	691,727	546,967

Realized gain (loss) on investments	(1,106)	(3,405)	(4)	(107)	(1,214,120)	(7,990,930)	(62,082)	(62,977)

Change in unrealized gain (loss) on investments	27,662	40,957	(3,691)	271	11,476,794	19,600,330	407,455	(192,004)

Reinvested capital gains	-	-	-	-	6,892,498	7,038,606	-	527,954

Net increase (decrease) in contract owners’ equity resulting from operations	26,556	37,552	(3,695)	164	18,554,203	20,192,222	1,037,100	819,940

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	2,569	2,403	487	426	2,865,183	3,176,127	208,761	357,195

Transfers between funds	101,456	(1,395)	128,992	-	(3,915,660)	1,197,994	624,024	(783,663)

Surrenders (notes 3, 4, 5, 6 and 7)	(3,546)	(533)	(716)	(505)	(14,810,369)	(6,230,123)	(694,914)	(715,923)

Adjustments to maintain reserves	(1)	-	-	(7)	491	1,313	10	1,978

Net equity transactions	100,478	475	128,763	(86)	(15,860,355)	(1,854,689)	137,881	(1,140,413)

Net change in contract owners’ equity	127,034	38,027	125,068	78	2,693,848	18,337,533	1,174,981	(320,473)

Contract owners’ equity at beginning of period	322,008	283,981	1,464	1,386	144,261,386	125,923,853	9,926,188	10,246,661

Contract owners’ equity at end of period	$449,042	322,008	126,532	1,464	146,955,234	144,261,386	11,101,169	9,926,188

CHANGE IN UNITS**:

Beginning units	20,909	20,874	104	111	1,677,604	1,743,619	316,402	357,047

Units purchased	6,270	664	8,331	45	174,637	222,609	32,911	55,537

Units surrendered	(533)	(629)	(70)	(52)	(398,164)	(288,624)	(28,563)	(96,182)

Ending units	26,646	20,909	8,365	104	1,454,077	1,677,604	320,750	316,402

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NCPG		NCPGI		NJMDEY		NJNDE2

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$-	-	-	-	18	-	(2)	5

Realized gain (loss) on investments	6,486	(9,814)	235	459	108	-	363	16

Change in unrealized gain (loss) on investments	12,518	20,141	2,520	2,803	479	-	(174)	148

Reinvested capital gains	-	2,670	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	19,004	12,997	2,755	3,262	605	-	187	169

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	16,224	7,505	2,573	1,249	565	-	-	-

Transfers between funds	(2,993)	(12,472)	-	14,456	1,997	-	1,144	848

Surrenders (notes 3, 4, 5, 6 and 7)	64,762	4,374	(1,826)	(6,560)	(25)	-	(4)	(3)

Adjustments to maintain reserves	-	3	-	(6)	(1)	-	1	(1)

Net equity transactions	77,993	(590)	747	9,139	2,536	-	1,141	844

Net change in contract owners’ equity	96,997	12,407	3,502	12,401	3,141	-	1,328	1,013

Contract owners’ equity at beginning of period	121,251	108,844	30,850	18,449	-	-	1,013	-

Contract owners’ equity at end of period	$218,248	121,251	34,352	30,850	3,141	-	2,341	1,013

CHANGE IN UNITS**:

Beginning units	7,833	7,918	2,166	1,460	-	-	87	-

Units purchased	5,659	7,183	187	1,340	215	-	82	88

Units surrendered	(827)	(7,268)	(138)	(634)	(1)	-	(6)	(1)

Ending units	12,665	7,833	2,215	2,166	214	-	163	87

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NVAMV1		NVAMVX		NVBX		NVCBD1

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$689,247	653,849	610,542	538,622	4,172,822	6,437,264	59,514	62,887

Realized gain (loss) on investments	659,758	(415,723)	898,432	1,142,951	(20,375,615)	(20,300,987)	(108,851)	(80,545)

Change in unrealized gain (loss) on investments	1,542,870	866,842	707,201	(730,351)	16,733,728	26,665,798	81,935	113,655

Reinvested capital gains	2,803,398	2,079,103	2,339,631	1,634,450	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	5,695,273	3,184,071	4,555,806	2,585,672	530,935	12,802,075	32,598	95,997

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	-	(379)	995,404	1,034,237	311,143	221,350	115,777	97,278

Transfers between funds	(301,360)	(285,541)	(318,311)	101,197	(87,652,835)	(62,123,416)	(169,736)	232,273

Surrenders (notes 3, 4, 5, 6 and 7)	(3,895,104)	(2,795,457)	(1,761,124)	(1,366,616)	(11,394,640)	(5,797,941)	(207,801)	(229,505)

Adjustments to maintain reserves	2	3,029	101	(1,791)	567	126	(1)	109

Net equity transactions	(4,196,462)	(3,078,348)	(1,083,930)	(232,973)	(98,735,765)	(67,699,881)	(261,761)	100,155

Net change in contract owners’ equity	1,498,811	105,723	3,471,876	2,352,699	(98,204,830)	(54,897,806)	(229,163)	196,152

Contract owners’ equity at beginning of period	38,400,241	38,294,518	30,231,236	27,878,537	249,702,920	304,600,726	2,064,402	1,868,250

Contract owners’ equity at end of period	$39,899,052	38,400,241	33,703,112	30,231,236	151,498,090	249,702,920	1,835,239	2,064,402

CHANGE IN UNITS**:

Beginning units	738,385	801,462	1,757,497	1,765,598	22,507,161	28,847,850	133,777	127,343

Units purchased	-	-	73,116	209,461	1,569,937	1,752,068	13,514	26,135

Units surrendered	(73,074)	(63,077)	(133,181)	(217,562)	(10,560,699)	(8,092,757)	(29,976)	(19,701)

Ending units	665,311	738,385	1,697,432	1,757,497	13,516,399	22,507,161	117,315	133,777

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NVCCA1		NVCCN1		NVCMA1		NVCMC1

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$1,271	456	(802)	(862)	(2,986)	(3,232)	252	585

Realized gain (loss) on investments	156,521	39,959	(10,465)	(36,306)	171,421	10,354	22,405	(28,864)

Change in unrealized gain (loss) on investments	365,661	299,383	176,686	238,375	1,000,508	916,045	154,998	161,613

Reinvested capital gains	48,070	318,446	-	73,687	173,047	587,838	2,719	101,410

Net increase (decrease) in contract owners’ equity resulting from operations	571,523	658,244	165,419	274,894	1,341,990	1,511,005	180,374	234,744

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	359,633	352,886	355,814	419,480	237,621	180,845	183,213	261,727

Transfers between funds	(20,394)	(76,831)	123,005	(310,504)	18,564	186,605	(89,953)	(340,423)

Surrenders (notes 3, 4, 5, 6 and 7)	(500,147)	(335,702)	(370,858)	(400,921)	(495,536)	(446,476)	(221,000)	(252,286)

Adjustments to maintain reserves	3	368	5	(8)	14	(19)	2	31

Net equity transactions	(160,905)	(59,279)	107,966	(291,953)	(239,337)	(79,045)	(127,738)	(330,951)

Net change in contract owners’ equity	410,618	598,965	273,385	(17,059)	1,102,653	1,431,960	52,636	(96,207)

Contract owners’ equity at beginning of period	4,839,979	4,241,014	3,341,368	3,358,427	9,883,264	8,451,304	2,194,093	2,290,300

Contract owners’ equity at end of period	$5,250,597	4,839,979	3,614,753	3,341,368	10,985,917	9,883,264	2,246,729	2,194,093

CHANGE IN UNITS**:

Beginning units	195,893	199,908	195,405	213,912	357,751	361,063	108,710	127,166

Units purchased	20,477	26,464	37,914	32,999	20,910	18,041	16,116	16,755

Units surrendered	(27,675)	(30,479)	(31,812)	(51,506)	(25,035)	(21,353)	(21,915)	(35,211)

Ending units	188,695	195,893	201,507	195,405	353,626	357,751	102,911	108,710

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NVCMD1		NVCRA1		NVCRB1		NVDBL2

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(3,691)	(3,037)	271	(320)	1,414	154	-	-

Realized gain (loss) on investments	316,304	(22,946)	41,950	340,283	71,060	120,550	(29,965)	(41,688)

Change in unrealized gain (loss) on investments	335,556	764,495	716,647	153,800	532,993	402,794	138,094	219,210

Reinvested capital gains	99,365	607,178	62,988	249,237	64,578	346,392	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	747,534	1,345,690	821,856	743,000	670,045	869,890	108,129	177,522

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	163,739	644,329	663,317	551,122	1,018,842	923,752	17,475	38,446

Transfers between funds	(42,189)	(843,494)	201,501	1,476,237	(481,094)	391,304	6,902	(18,489)

Surrenders (notes 3, 4, 5, 6 and 7)	(3,463,362)	(827,378)	(494,804)	(679,951)	(777,936)	(744,039)	(246,656)	(138,172)

Adjustments to maintain reserves	12	235	1	(44)	6	3	-	(6)

Net equity transactions	(3,341,800)	(1,026,308)	370,015	1,347,364	(240,182)	571,020	(222,279)	(118,221)

Net change in contract owners’ equity	(2,594,266)	319,382	1,191,871	2,090,364	429,863	1,440,910	(114,150)	59,301

Contract owners’ equity at beginning of period	10,108,900	9,789,518	5,400,097	3,309,733	7,651,788	6,210,878	1,498,536	1,439,235

Contract owners’ equity at end of period	$7,514,634	10,108,900	6,591,968	5,400,097	8,081,651	7,651,788	1,384,386	1,498,536

CHANGE IN UNITS**:

Beginning units	419,837	462,998	189,221	137,561	353,113	323,940	60,804	66,013

Units purchased	11,158	27,702	31,060	78,151	55,598	78,627	1,085	1,916

Units surrendered	(155,197)	(70,863)	(20,626)	(26,491)	(66,822)	(49,454)	(9,777)	(7,125)

Ending units	275,798	419,837	199,655	189,221	341,889	353,113	52,112	60,804

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NVDCA2		NVDCAP		NVFIII		NVGEII

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$-	-	-	-	3,493	3,089	3,189	2,445

Realized gain (loss) on investments	(22,895)	(42,666)	(8,163)	(24,722)	(331)	(1,798)	2,119	(3,402)

Change in unrealized gain (loss) on investments	77,408	121,645	30,925	57,202	(2,155)	4,860	26,207	31,108

Reinvested capital gains	-	508	-	228	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	54,513	79,487	22,762	32,708	1,007	6,151	31,515	30,151

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	4,542	3,494	25,984	27,321	3,766	3,532	4,110	2,213

Transfers between funds	(7,208)	(424)	(11,036)	(43,613)	-	17,847	72,885	44,857

Surrenders (notes 3, 4, 5, 6 and 7)	(51,553)	(70,510)	(7,802)	(2,854)	(2,497)	(7,174)	(14,815)	(14,150)

Adjustments to maintain reserves	(1)	14	1	(5)	-	5	(1)	-

Net equity transactions	(54,220)	(67,426)	7,147	(19,151)	1,269	14,210	62,179	32,920

Net change in contract owners’ equity	293	12,061	29,909	13,557	2,276	20,361	93,694	63,071

Contract owners’ equity at beginning of period	540,478	528,417	212,359	198,802	123,837	103,476	186,047	122,976

Contract owners’ equity at end of period	$540,771	540,478	242,268	212,359	126,113	123,837	279,741	186,047

CHANGE IN UNITS**:

Beginning units	17,058	19,408	18,155	19,811	12,303	10,817	12,043	9,591

Units purchased	134	119	2,807	3,906	389	2,234	4,497	3,579

Units surrendered	(1,743)	(2,469)	(2,247)	(5,562)	(263)	(748)	(871)	(1,127)

Ending units	15,449	17,058	18,715	18,155	12,429	12,303	15,669	12,043

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NVIDMP		NVIE6		NVIX		NVLCP1

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$-	-	5,676	5,425	1,677,907	1,100,031	174,983	160,989

Realized gain (loss) on investments	(165,516)	(136,545)	2,210	2,113	1,209,170	1,015,313	(201,506)	(156,944)

Change in unrealized gain (loss) on investments	701,518	806,370	16,729	32,917	(1,413,672)	4,155,139	110,148	307,670

Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	536,002	669,825	24,615	40,455	1,473,405	6,270,483	83,625	311,715

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	777,098	1,463,827	-	1	814,344	(878,396)	123,630	136,546

Transfers between funds	307,505	(38,291)	-	-	6,634,246	8,956,393	594,597	549,770

Surrenders (notes 3, 4, 5, 6 and 7)	(660,335)	(479,125)	(6,170)	(8,528)	(7,840,732)	(1,621,412)	(393,753)	(228,352)

Adjustments to maintain reserves	3	(787)	-	(1)	156	1,756,803	37	264

Net equity transactions	424,271	945,624	(6,170)	(8,528)	(391,986)	8,213,388	324,511	458,228

Net change in contract owners’ equity	960,273	1,615,449	18,445	31,927	1,081,419	14,483,871	408,136	769,943

Contract owners’ equity at beginning of period	5,845,638	4,230,189	224,500	192,573	48,087,198	33,603,327	4,663,033	3,893,090

Contract owners’ equity at end of period	$6,805,911	5,845,638	242,945	224,500	49,168,617	48,087,198	5,071,169	4,663,033

CHANGE IN UNITS**:

Beginning units	514,127	427,681	14,585	15,196	3,361,869	2,760,395	267,443	239,799

Units purchased	145,186	188,599	-	-	627,419	937,355	45,529	48,865

Units surrendered	(111,036)	(102,153)	(367)	(611)	(654,782)	(335,881)	(27,871)	(21,221)

Ending units	548,277	514,127	14,218	14,585	3,334,506	3,361,869	285,101	267,443

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NVMIG1		NVMIVX		NVMLG1		NVMMG1

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$50,132	324,444	381,682	173,808	261,492	1,301,203	364	(584)

Realized gain (loss) on investments	(1,145,010)	(2,050,128)	252,826	96,640	695,155	(1,757,089)	(3,073,850)	(2,799,305)

Change in unrealized gain (loss) on investments	1,003,010	3,995,847	(363,532)	635,490	3,969,553	6,605,278	10,313,105	9,897,841

Reinvested capital gains	-	-	-	-	2,627,791	1,262,020	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(91,868)	2,270,163	270,976	905,938	7,553,991	7,411,412	7,239,619	7,097,952

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	449,696	449,414	118,436	(173,673)	484,213	340,823	1,150,063	1,243,079

Transfers between funds	(1,056,412)	2,220,165	(364,215)	70,629	1,508,588	1,042,709	(1,519,972)	(400,479)

Surrenders (notes 3, 4, 5, 6 and 7)	(2,488,918)	(1,134,823)	(504,214)	(290,003)	(1,648,687)	(1,536,297)	(3,072,908)	(3,330,292)

Adjustments to maintain reserves	8	620	19	347,358	45	1,424	1	1,573

Net equity transactions	(3,095,626)	1,535,376	(749,974)	(45,689)	344,159	(151,341)	(3,442,816)	(2,486,119)

Net change in contract owners’ equity	(3,187,494)	3,805,539	(478,998)	860,249	7,898,150	7,260,071	3,796,803	4,611,833

Contract owners’ equity at beginning of period	17,848,463	14,042,924	6,629,982	5,769,733	28,542,475	21,282,404	40,093,258	35,481,425

Contract owners’ equity at end of period	$14,660,969	17,848,463	6,150,984	6,629,982	36,440,625	28,542,475	43,890,061	40,093,258

CHANGE IN UNITS**:

Beginning units	1,328,412	1,152,028	467,350	470,450	474,561	478,216	1,245,203	1,329,261

Units purchased	40,459	285,389	12,449	32,904	67,810	43,593	42,790	72,894

Units surrendered	(313,960)	(109,005)	(64,643)	(36,004)	(60,886)	(47,248)	(137,670)	(156,952)

Ending units	1,054,911	1,328,412	415,156	467,350	481,485	474,561	1,150,323	1,245,203

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NVMMV1		NVMMV2		NVNMO1		NVNSR1

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$102,596	150,451	131,187	182,447	97,232	96,712	553	603

Realized gain (loss) on investments	(560,106)	643,416	(199,648)	(192,911)	158,629	215,345	(3,344)	(8,133)

Change in unrealized gain (loss) on investments	1,070,195	(1,312,881)	892,851	(754,666)	(3,495,177)	2,274,913	(7,681)	20,383

Reinvested capital gains	175,558	1,441,945	228,221	1,772,468	7,522,808	1,376,859	27,609	21,468

Net increase (decrease) in contract owners’ equity resulting from operations	788,243	922,931	1,052,611	1,007,338	4,283,492	3,963,829	17,137	34,321

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	636,253	915,150	241,158	258,353	308,897	319,553	7,843	8,147

Transfers between funds	(890,998)	(2,177,656)	(30,082)	(37,660)	(22,775)	(91,516)	1,253	11,327

Surrenders (notes 3, 4, 5, 6 and 7)	(1,093,411)	(865,232)	(818,478)	(766,560)	(1,608,154)	(1,494,961)	(14,983)	(18,943)

Adjustments to maintain reserves	23	22	(1)	1,057	(1)	346	(1)	(6)

Net equity transactions	(1,348,133)	(2,127,716)	(607,403)	(544,810)	(1,322,033)	(1,266,578)	(5,888)	525

Net change in contract owners’ equity	(559,890)	(1,204,785)	445,208	462,528	2,961,459	2,697,251	11,249	34,846

Contract owners’ equity at beginning of period	10,154,417	11,359,202	12,516,242	12,053,714	20,397,518	17,700,267	200,858	166,012

Contract owners’ equity at end of period	$9,594,527	10,154,417	12,961,450	12,516,242	23,358,977	20,397,518	212,107	200,858

CHANGE IN UNITS**:

Beginning units	291,959	354,803	362,825	379,578	558,080	597,569	5,966	5,947

Units purchased	22,517	52,580	12,776	16,134	9,299	14,266	514	1,302

Units surrendered	(60,111)	(115,424)	(29,258)	(32,887)	(41,277)	(53,755)	(650)	(1,283)

Ending units	254,365	291,959	346,343	362,825	526,102	558,080	5,830	5,966

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NVOLG1		NVRE1		NVSIX2		NVSIXD

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$3,690,916	3,748,348	755,354	668,081	26,207	27,106	4,472	3,260

Realized gain (loss) on investments	5,656,445	(229,142)	927,859	211,693	211,640	(488,846)	6,142	(19,958)

Change in unrealized gain (loss) on investments	52,653,676	52,315,118	1,714,314	2,069,426	25,969	879,781	17,908	44,255

Reinvested capital gains	-	-	-	670,693	29,401	16,215	3,136	1,153

Net increase (decrease) in contract owners’ equity resulting from operations	62,001,037	55,834,324	3,397,527	3,619,893	293,217	434,256	31,658	28,710

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	4,893,820	4,996,156	744,530	680,391	90,461	64,322	78,130	85,592

Transfers between funds	(3,639,662)	(2,012,370)	(1,013,297)	(656,404)	308,754	299,355	28,936	(88,307)

Surrenders (notes 3, 4, 5, 6 and 7)	(25,646,760)	(19,756,553)	(2,735,054)	(2,363,346)	(314,367)	(501,273)	(6,379)	(5,583)

Adjustments to maintain reserves	279	14,535	45	1,000	6	12	(1)	1

Net equity transactions	(24,392,323)	(16,758,232)	(3,003,776)	(2,338,359)	84,854	(137,584)	100,686	(8,297)

Net change in contract owners’ equity	37,608,714	39,076,092	393,751	1,281,534	378,071	296,672	132,344	20,413

Contract owners’ equity at beginning of period	281,280,770	242,204,678	32,238,260	30,956,726	2,631,031	2,334,359	201,376	180,963

Contract owners’ equity at end of period	$318,889,484	281,280,770	32,632,011	32,238,260	3,009,102	2,631,031	333,720	201,376

CHANGE IN UNITS**:

Beginning units	4,126,825	4,395,002	1,163,714	1,246,582	119,047	125,150	11,973	12,555

Units purchased	82,593	121,996	105,509	80,390	36,408	65,155	6,225	5,664

Units surrendered	(400,880)	(390,173)	(198,732)	(163,258)	(28,505)	(71,258)	(380)	(6,246)

Ending units	3,808,538	4,126,825	1,070,491	1,163,714	126,950	119,047	17,818	11,973

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NVSTB1		NVSTB2		NVTIV3		SAM

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$9,924,187	4,456,999	79,368	79,567	72,799	25,061	2,018,983	1,880,263

Realized gain (loss) on investments	(512,071)	(318,328)	(27,798)	(30,152)	18,767	(16,183)	-	-

Change in unrealized gain (loss) on investments	1,736,234	2,573,640	54,609	73,637	(46,971)	141,919	-	-

Reinvested capital gains	-	-	-	-	-	-	-	4

Net increase (decrease) in contract owners’ equity resulting from operations	11,148,350	6,712,311	106,179	123,052	44,595	150,797	2,018,983	1,880,267

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	592,754	540,224	124,984	111,354	14,241	10,311	5,176,886	(7,329,314)

Transfers between funds	105,818,426	91,096	(2,633)	203,768	189,481	20,860	(1,348,828)	3,758,215

Surrenders (notes 3, 4, 5, 6 and 7)	(4,316,991)	(1,823,004)	(522,071)	(269,530)	(264,829)	(31,991)	(10,388,695)	(6,731,340)

Adjustments to maintain reserves	648	34	6	163	-	10	20	14,658,337

Net equity transactions	102,094,837	(1,191,650)	(399,714)	45,755	(61,107)	(810)	(6,560,617)	4,355,898

Net change in contract owners’ equity	113,243,187	5,520,661	(293,535)	168,807	(16,512)	149,987	(4,541,634)	6,236,165

Contract owners’ equity at beginning of period	121,592,370	116,071,709	2,241,778	2,072,971	1,112,048	962,061	42,788,534	36,552,369

Contract owners’ equity at end of period	$234,835,557	121,592,370	1,948,243	2,241,778	1,095,536	1,112,048	38,246,900	42,788,534

CHANGE IN UNITS**:

Beginning units	9,295,579	9,393,133	175,559	171,570	61,369	59,490	2,715,721	2,430,171

Units purchased	8,147,957	237,663	9,139	30,916	27,779	42,512	346,557	822,859

Units surrendered	(394,261)	(335,217)	(39,474)	(26,927)	(28,526)	(40,633)	(747,830)	(537,309)

Ending units	17,049,275	9,295,579	145,224	175,559	60,622	61,369	2,314,448	2,715,721

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	SAM5		SCF		SCGF		SCVF

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$28,151,737	18,599,416	44,813	238,046	(17,229)	(14,032)	309,595	160,944

Realized gain (loss) on investments	-	-	(244,514)	(935,022)	546,704	(2,024,538)	(164,729)	(2,626,968)

Change in unrealized gain (loss) on investments	-	-	5,437,130	7,162,806	5,620,529	6,413,565	2,172,933	7,262,546

Reinvested capital gains	-	41	1,629,384	291,956	-	-	399,364	1,976,817

Net increase (decrease) in contract owners’ equity resulting from operations	28,151,737	18,599,457	6,866,813	6,757,786	6,150,004	4,374,995	2,717,163	6,773,339

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	34,658,715	38,407,114	804,792	763,316	711,476	774,893	851,839	1,202,272

Transfers between funds	13,830,851	213,691,238	(522,521)	(107,464)	(925,072)	1,375,935	(1,311,270)	(553,142)

Surrenders (notes 3, 4, 5, 6 and 7)	(31,145,938)	(26,171,307)	(3,591,694)	(3,205,909)	(1,592,336)	(1,268,240)	(3,044,636)	(2,486,320)

Adjustments to maintain reserves	1,119	443	17	3,651	69	(1,244)	44	4,888

Net equity transactions	17,344,747	225,927,488	(3,309,406)	(2,546,406)	(1,805,863)	881,344	(3,504,023)	(1,832,302)

Net change in contract owners’ equity	45,496,484	244,526,945	3,557,407	4,211,380	4,344,141	5,256,339	(786,860)	4,941,037

Contract owners’ equity at beginning of period	534,816,834	290,289,889	53,959,224	49,747,844	30,076,495	24,820,156	44,747,564	39,806,527

Contract owners’ equity at end of period	$580,313,318	534,816,834	57,516,631	53,959,224	34,420,636	30,076,495	43,960,704	44,747,564

CHANGE IN UNITS**:

Beginning units	42,314,172	24,156,200	582,681	610,252	516,634	500,426	501,422	522,653

Units purchased	9,070,078	25,119,215	31,009	34,105	39,147	72,926	18,281	29,413

Units surrendered	(7,615,382)	(6,961,243)	(71,015)	(61,676)	(68,352)	(56,718)	(57,965)	(50,644)

Ending units	43,768,868	42,314,172	542,675	582,681	487,429	516,634	461,738	501,422

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	TRF		AMCG		AMMCGS		AMRI

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$535,770	622,177	(1,622)	(1,494)	-	-	450	632

Realized gain (loss) on investments	1,161,614	1,399,517	22,885	(13,262)	(834)	(14,711)	572	(3,029)

Change in unrealized gain (loss) on investments	2,778,953	(2,831,144)	248,192	232,128	148,691	154,988	2,472	6,886

Reinvested capital gains	1,840,438	4,510,560	89,245	-	75,942	-	2,027	3,237

Net increase (decrease) in contract owners’ equity resulting from operations	6,316,775	3,701,110	358,700	217,372	223,799	140,277	5,521	7,726

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	1,745,995	(1,495,949)	-	-	25,669	21,490	-	(76)

Transfers between funds	(73,242)	(512,469)	(144,650)	11,859	237,499	49,955	(6,326)	13,679

Surrenders (notes 3, 4, 5, 6 and 7)	(4,552,609)	(4,799,279)	(111,133)	(18,733)	(96,804)	(42,087)	(619)	(897)

Adjustments to maintain reserves	51	2,987,029	3	42	(24)	45	1	(24)

Net equity transactions	(2,879,805)	(3,820,668)	(255,780)	(6,832)	166,340	29,403	(6,944)	12,682

Net change in contract owners’ equity	3,436,970	(119,558)	102,920	210,540	390,139	169,680	(1,423)	20,408

Contract owners’ equity at beginning of period	47,020,891	47,140,449	1,427,416	1,216,876	936,794	767,114	65,504	45,096

Contract owners’ equity at end of period	$50,457,861	47,020,891	1,530,336	1,427,416	1,326,933	936,794	64,081	65,504

CHANGE IN UNITS**:

Beginning units	859,126	932,444	23,321	32,845	45,950	44,386	2,295	1,791

Units purchased	38,483	41,597	792	23,586	11,175	5,029	-	1,700

Units surrendered	(86,465)	(114,915)	(3,933)	(33,110)	(4,534)	(3,465)	(232)	(1,196)

Ending units	811,144	859,126	20,180	23,321	52,591	45,950	2,063	2,295

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	AMSRS		AMTB		NOTB3		NOTG3

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$6,275	7,758	218,839	147,785	1,818	113	1,292	188

Realized gain (loss) on investments	79,017	45,296	(100,666)	(164,382)	(24,476)	(8,395)	(2,319)	(6,193)

Change in unrealized gain (loss) on investments	416,872	465,005	103,137	206,802	26,852	13,631	5,044	11,217

Reinvested capital gains	136,256	36,798	-	-	-	311	-	75

Net increase (decrease) in contract owners’ equity resulting from operations	638,420	554,857	221,310	190,205	4,194	5,660	4,017	5,287

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	38,614	43,618	70,050	(168,841)	4,894	4,980	3,456	3,456

Transfers between funds	(55,837)	(61,999)	683,710	311,813	(11,137)	-	-	(4,295)

Surrenders (notes 3, 4, 5, 6 and 7)	(197,542)	(179,295)	(350,445)	(281,172)	(5,582)	(4,972)	(2,407)	(2,322)

Adjustments to maintain reserves	(1)	1	216	338,311	-	(4)	-	-

Net equity transactions	(214,766)	(197,675)	403,531	200,111	(11,825)	4	1,049	(3,161)

Net change in contract owners’ equity	423,654	357,182	624,841	390,316	(7,631)	5,664	5,066	2,126

Contract owners’ equity at beginning of period	2,532,954	2,175,772	3,331,181	2,940,865	67,388	61,724	52,639	50,513

Contract owners’ equity at end of period	$2,956,608	2,532,954	3,956,022	3,331,181	59,757	67,388	57,705	52,639

CHANGE IN UNITS**:

Beginning units	36,858	40,176	240,203	224,571	4,788	4,788	3,513	3,742

Units purchased	759	1,350	55,395	33,935	437	472	218	246

Units surrendered	(3,429)	(4,668)	(26,729)	(18,303)	(1,218)	(472)	(153)	(475)

Ending units	34,188	36,858	268,869	240,203	4,007	4,788	3,578	3,513

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NOTMG3		MNVFRI		MNVFRS		PMVAAA

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$3,491	456	209,214	2,490	72,685	54,814	260,327	114,899

Realized gain (loss) on investments	(25,841)	(83,641)	(1,739)	127	3,340	(1,237)	(207,481)	(318,352)

Change in unrealized gain (loss) on investments	32,185	95,418	(13,507)	490	(6,726)	19,981	92,193	507,893

Reinvested capital gains	-	393	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	9,835	12,626	193,968	3,107	69,299	73,558	145,039	304,440

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	3,578	3,657	190	11	8,705	8,496	76,761	119,690

Transfers between funds	(260)	(1,086)	3,980,314	31,523	423,586	81,615	148,192	180,101

Surrenders (notes 3, 4, 5, 6 and 7)	(6,696)	(18,275)	(301,754)	(301)	(105,141)	(7,710)	(406,809)	(299,384)

Adjustments to maintain reserves	-	7	1,066	1	106	(88)	13	(16)

Net equity transactions	(3,378)	(15,697)	3,679,816	31,234	327,256	82,313	(181,843)	391

Net change in contract owners’ equity	6,457	(3,071)	3,873,784	34,341	396,555	155,871	(36,804)	304,831

Contract owners’ equity at beginning of period	130,458	133,529	34,341	-	758,422	602,551	4,165,549	3,860,718

Contract owners’ equity at end of period	$136,915	130,458	3,908,125	34,341	1,154,977	758,422	4,128,745	4,165,549

CHANGE IN UNITS**:

Beginning units	8,745	9,866	2,680	-	60,011	53,117	156,125	156,047

Units purchased	285	291	396,522	2,705	33,755	15,423	12,856	23,775

Units surrendered	(499)	(1,412)	(29,200)	(25)	(8,918)	(8,529)	(19,217)	(23,697)

Ending units	8,531	8,745	370,002	2,680	84,848	60,011	149,764	156,125

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	PMVFBA		PMVFHA		PMVGBA		PMVHYA

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$29,423	20,718	185,795	102,185	28,816	22,639	18,274	20,325

Realized gain (loss) on investments	(37,325)	(87,060)	217,608	(177,609)	(43,337)	(89,833)	12,662	(60,986)

Change in unrealized gain (loss) on investments	(29,267)	119,448	(104,621)	269,839	(340)	105,972	(11,375)	83,786

Reinvested capital gains	-	-	-	130,794	-	11,892	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(37,169)	53,106	298,782	325,209	(14,861)	50,670	19,561	43,125

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	32,702	24,619	70,929	100,069	97,107	94,936	5,572	34,489

Transfers between funds	141,681	(81,899)	980,529	794,108	(200,514)	160,441	112,308	(330,072)

Surrenders (notes 3, 4, 5, 6 and 7)	(38,833)	(19,412)	(286,239)	(66,603)	(404,420)	(37,517)	(97,721)	(5,053)

Adjustments to maintain reserves	(2)	(6)	19	37	9	(8)	(1)	20

Net equity transactions	135,548	(76,698)	765,238	827,611	(507,818)	217,852	20,158	(300,616)

Net change in contract owners’ equity	98,379	(23,592)	1,064,020	1,152,820	(522,679)	268,522	39,719	(257,491)

Contract owners’ equity at beginning of period	899,972	923,564	3,901,619	2,748,799	1,238,040	969,518	282,360	539,851

Contract owners’ equity at end of period	$998,351	899,972	4,965,639	3,901,619	715,361	1,238,040	322,079	282,360

CHANGE IN UNITS**:

Beginning units	73,381	79,785	348,191	267,098	118,811	97,780	22,915	49,235

Units purchased	17,850	5,487	107,001	152,562	10,513	47,145	14,492	20,925

Units surrendered	(6,936)	(11,891)	(34,205)	(71,469)	(60,284)	(26,114)	(13,082)	(47,245)

Ending units	84,295	73,381	420,987	348,191	69,040	118,811	24,325	22,915

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	PMVID		PMVII		PMVLDA		PMVLGA

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$976,215	842,768	10,245	2,607	1,211,256	1,140,430	254,335	239,949

Realized gain (loss) on investments	60,205	3,217	770	10	(915,096)	(933,551)	(1,249,424)	(621,982)

Change in unrealized gain (loss) on investments	(168,569)	406,847	(1,839)	2,228	1,038,386	1,333,718	376,275	794,507

Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	867,851	1,252,832	9,176	4,845	1,334,546	1,540,597	(618,814)	412,474

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	67,062	182,650	100,873	19,435	430,569	328,833	4,934	12,962

Transfers between funds	(614,668)	1,245,557	22,568	53,565	(2,593,813)	(4,602,683)	(26,498)	(230,226)

Surrenders (notes 3, 4, 5, 6 and 7)	(1,159,856)	(735,836)	(2,843)	(936)	(1,862,389)	(1,506,838)	(922,636)	(137,857)

Adjustments to maintain reserves	58	(4)	-	2	152	363	1	(2)

Net equity transactions	(1,707,404)	692,367	120,598	72,066	(4,025,481)	(5,780,325)	(944,199)	(355,123)

Net change in contract owners’ equity	(839,553)	1,945,199	129,774	76,911	(2,690,935)	(4,239,728)	(1,563,013)	57,351

Contract owners’ equity at beginning of period	17,021,604	15,076,405	82,234	5,323	32,198,621	36,438,349	10,374,388	10,317,037

Contract owners’ equity at end of period	$16,182,051	17,021,604	212,008	82,234	29,507,686	32,198,621	8,811,375	10,374,388

CHANGE IN UNITS**:

Beginning units	1,689,775	1,618,898	8,108	569	1,983,000	2,362,549	689,211	712,978

Units purchased	6,586	334,814	11,963	7,635	67,467	405,405	2,012	3,384

Units surrendered	(170,690)	(263,937)	(272)	(96)	(312,417)	(784,954)	(69,188)	(27,151)

Ending units	1,525,671	1,689,775	19,799	8,108	1,738,050	1,983,000	622,035	689,211

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	PMVRRA		PMVRSA		PMVTRA		PVSTA

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$931,595	1,123,910	6,216	67,384	2,276,281	2,021,617	32,359	34,293

Realized gain (loss) on investments	(1,668,574)	(1,355,168)	(36,417)	(378,308)	(5,117,131)	(2,322,123)	4,863	5,557

Change in unrealized gain (loss) on investments	1,502,223	1,603,461	41,680	257,405	4,317,218	3,697,036	532	3,534

Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	765,244	1,372,203	11,479	(53,519)	1,476,368	3,396,530	37,754	43,384

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	311,344	350,197	9,660	16,258	926,737	1,085,964	703	11,559

Transfers between funds	(1,136,561)	(1,162,978)	(13,920)	(758,176)	(12,496,578)	(765,077)	58,154	538,630

Surrenders (notes 3, 4, 5, 6 and 7)	(3,313,057)	(4,272,052)	(5,410)	(108,301)	(3,543,387)	(3,242,894)	(241,673)	(12,299)

Adjustments to maintain reserves	82	37	(1)	5	446	94	3	(2)

Net equity transactions	(4,138,192)	(5,084,796)	(9,671)	(850,214)	(15,112,782)	(2,921,913)	(182,813)	537,888

Net change in contract owners’ equity	(3,372,948)	(3,712,593)	1,808	(903,733)	(13,636,414)	474,617	(145,059)	581,272

Contract owners’ equity at beginning of period	39,650,669	43,363,262	279,870	1,183,603	61,377,404	60,902,787	634,787	53,515

Contract owners’ equity at end of period	$36,277,721	39,650,669	281,678	279,870	47,740,990	61,377,404	489,728	634,787

CHANGE IN UNITS**:

Beginning units	1,780,784	2,026,792	33,301	129,771	2,812,687	2,959,651	59,423	5,299

Units purchased	196,911	260,893	3,317	2,864	99,933	285,652	5,502	71,414

Units surrendered	(381,834)	(506,901)	(4,441)	(99,334)	(782,331)	(432,616)	(21,720)	(17,290)

Ending units	1,595,861	1,780,784	32,177	33,301	2,130,289	2,812,687	43,205	59,423

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	PVEIB		PVGOB		PVNOB		PVTIGB

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$42,157	63,357	-	-	487	-	19,823	350

Realized gain (loss) on investments	105,448	40,211	221,362	(62,236)	4,362	64	802	(21,623)

Change in unrealized gain (loss) on investments	297,659	168,303	876,631	951,185	20,547	4,805	5,371	178,511

Reinvested capital gains	171,590	177,599	174,872	28,650	1,578	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	616,854	449,470	1,272,865	917,599	26,974	4,869	25,996	157,238

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	86,311	98,516	60,086	(184,900)	35,058	-	35,299	44,647

Transfers between funds	906,398	270,657	(446,466)	1,994,674	137,850	59,951	(6,681)	22,624

Surrenders (notes 3, 4, 5, 6 and 7)	(170,965)	(344,775)	(278,090)	(229,782)	(1,691)	(1,708)	(51,596)	(236,631)

Adjustments to maintain reserves	(1)	474	(54)	369,796	-	1	1	3

Net equity transactions	821,743	24,872	(664,524)	1,949,788	171,217	58,244	(22,977)	(169,357)

Net change in contract owners’ equity	1,438,597	474,342	608,341	2,867,387	198,191	63,113	3,019	(12,119)

Contract owners’ equity at beginning of period	3,427,383	2,953,041	4,528,558	1,661,171	63,113	-	889,208	901,327

Contract owners’ equity at end of period	$4,865,980	3,427,383	5,136,899	4,528,558	261,304	63,113	892,227	889,208

CHANGE IN UNITS**:

Beginning units	167,496	166,923	142,602	75,574	5,412	-	26,866	32,272

Units purchased	39,968	21,138	5,049	76,129	12,925	5,565	1,232	2,478

Units surrendered	(7,870)	(20,565)	(26,397)	(9,101)	(122)	(153)	(1,919)	(7,884)

Ending units	199,594	167,496	121,254	142,602	18,215	5,412	26,179	26,866

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	PVTSCB		ROCMC		TRBCGP		TREI2

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$19,636	(899)	(1,928)	(2,250)	(140,912)	(133,190)	250,406	269,728

Realized gain (loss) on investments	54,146	(112,873)	(271,296)	(1,967)	2,364,004	(1,005,152)	151,795	679,045

Change in unrealized gain (loss) on investments	(25,507)	280,491	386,911	333,054	28,117,745	41,906,118	287,479	(255,161)

Reinvested capital gains	114,753	167,228	108,976	-	5,230,506	-	1,074,562	660,772

Net increase (decrease) in contract owners’ equity resulting from operations	163,028	333,947	222,663	328,837	35,571,343	40,767,776	1,764,242	1,354,384

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	110,946	155,067	5,924	1,947	3,654,726	3,168,417	320,452	96,603

Transfers between funds	115,441	(18,200)	(372,593)	(497,397)	(2,757,971)	(20,207,853)	(327,391)	(452,591)

Surrenders (notes 3, 4, 5, 6 and 7)	(235,558)	(77,416)	(113,481)	(65,354)	(11,581,596)	(6,586,701)	(1,548,946)	(657,344)

Adjustments to maintain reserves	12	(17)	5	(8)	666	177	62	91

Net equity transactions	(9,159)	59,434	(480,145)	(560,812)	(10,684,175)	(23,625,960)	(1,555,823)	(1,013,241)

Net change in contract owners’ equity	153,869	393,381	(257,482)	(231,975)	24,887,168	17,141,816	208,419	341,143

Contract owners’ equity at beginning of period	1,701,485	1,308,104	1,894,540	2,126,515	105,238,499	88,096,683	16,170,606	15,829,463

Contract owners’ equity at end of period	$1,855,354	1,701,485	1,637,058	1,894,540	130,125,667	105,238,499	16,379,025	16,170,606

CHANGE IN UNITS**:

Beginning units	59,213	56,282	35,173	46,848	2,334,754	2,919,619	316,304	338,748

Units purchased	24,571	11,978	307	1,526	150,129	579,897	9,558	42,572

Units surrendered	(23,105)	(9,047)	(8,717)	(13,201)	(351,444)	(1,164,762)	(38,128)	(65,016)

Ending units	60,679	59,213	26,763	35,173	2,133,439	2,334,754	287,734	316,304

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	TRHS2		TRLT1		TRMCG2		TRMCGP

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$-	-	1,195,692	847,307	(18,823)	(32,886)	9	1

Realized gain (loss) on investments	321,544	542,306	(220,720)	(464,904)	(2,104,235)	(1,757,975)	76	2

Change in unrealized gain (loss) on investments	(1,178,981)	(700,720)	402,131	892,471	2,149,864	5,058,142	(885)	171

Reinvested capital gains	1,035,792	428,019	-	-	1,580,037	1,608,513	1,535	198

Net increase (decrease) in contract owners’ equity resulting from operations	178,355	269,605	1,377,103	1,274,874	1,606,843	4,875,794	735	372

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	287,847	369,842	5,602	18,591	26,214	(1,498)	12,708	2,978

Transfers between funds	(74,689)	(712,884)	2,603,738	674,393	(9,668,517)	(4,666,807)	1,859	842

Surrenders (notes 3, 4, 5, 6 and 7)	(722,353)	(1,597,957)	(1,188,243)	(912,252)	(1,671,926)	(4,282,805)	(162)	(22)

Adjustments to maintain reserves	(117)	713	102	20	(861)	40	-	(1)

Net equity transactions	(509,312)	(1,940,286)	1,421,199	(219,248)	(11,315,090)	(8,951,070)	14,405	3,797

Net change in contract owners’ equity	(330,957)	(1,670,681)	2,798,302	1,055,626	(9,708,247)	(4,075,276)	15,140	4,169

Contract owners’ equity at beginning of period	11,314,221	12,984,902	28,087,439	27,031,813	25,823,655	29,898,931	4,169	-

Contract owners’ equity at end of period	$10,983,264	11,314,221	30,885,741	28,087,439	16,115,408	25,823,655	19,309	4,169

CHANGE IN UNITS**:

Beginning units	169,289	199,503	2,404,410	2,435,383	245,305	341,478	370	-

Units purchased	6,465	5,931	1,017,928	696,923	4,800	100,296	1,211	372

Units surrendered	(13,715)	(36,145)	(915,263)	(727,896)	(109,595)	(196,469)	(14)	(2)

Ending units	162,039	169,289	2,507,075	2,404,410	140,510	245,305	1,567	370

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	TRNAG1		TRPSB1		VWEM		VWHA

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(22,046)	70,905	192,825	160,849	93,080	211,769	364,900	446,771

Realized gain (loss) on investments	(430,732)	(2,570,857)	(197,865)	(92,730)	(352,246)	(668,528)	165,517	2,273,737

Change in unrealized gain (loss) on investments	8,014,258	12,795,893	588,702	893,981	346,553	1,016,548	(882,995)	(3,502,934)

Reinvested capital gains	6,990,098	3,874,596	234,428	22,610	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	14,551,578	14,170,537	818,090	984,710	87,387	559,789	(352,578)	(782,426)

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	2,176,394	1,725,469	500,167	332,244	110,960	121,082	397,650	586,442

Transfers between funds	(6,705,520)	(9,459,964)	(910,720)	1,166,004	(802,443)	139,938	(1,484,711)	(2,703,287)

Surrenders (notes 3, 4, 5, 6 and 7)	(5,550,288)	(5,272,576)	(479,759)	(342,095)	(487,830)	(526,753)	(1,135,159)	(1,234,714)

Adjustments to maintain reserves	268	25	31	6	61	(33)	30	443

Net equity transactions	(10,079,146)	(13,007,046)	(890,281)	1,156,159	(1,179,252)	(265,766)	(2,222,190)	(3,351,116)

Net change in contract owners’ equity	4,472,432	1,163,491	(72,191)	2,140,869	(1,091,865)	294,023	(2,574,768)	(4,133,542)

Contract owners’ equity at beginning of period	59,198,233	58,034,742	8,643,887	6,503,018	6,262,882	5,968,859	15,548,012	19,681,554

Contract owners’ equity at end of period	$63,670,665	59,198,233	8,571,696	8,643,887	5,171,017	6,262,882	12,973,244	15,548,012

CHANGE IN UNITS**:

Beginning units	658,916	834,436	319,106	276,730	140,102	146,595	361,413	442,417

Units purchased	47,168	70,642	23,777	65,618	5,931	11,051	16,120	37,057

Units surrendered	(141,198)	(246,162)	(54,911)	(23,242)	(29,123)	(17,544)	(67,826)	(118,061)

Ending units	564,886	658,916	287,972	319,106	116,910	140,102	309,707	361,413

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	VVB		VVCG		VVDV		VVEI

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$442,398	322,250	4,910	44	(241)	3,377	52,914	59,734

Realized gain (loss) on investments	101,908	(87,533)	8,292	389	82,277	2,402	96,702	(82,142)

Change in unrealized gain (loss) on investments	1,278,031	1,430,644	32,644	38,832	897,761	27,729	12,812	79,047

Reinvested capital gains	981,326	646,528	8,807	49	24,997	11,404	104,953	110,542

Net increase (decrease) in contract owners’ equity resulting from operations	2,803,663	2,311,889	54,653	39,314	1,004,794	44,912	267,381	167,181

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	297,639	794,300	33,238	338,910	9,580	6,357	693,636	520,130

Transfers between funds	2,625,579	(60,891)	426	42,265	13,054,955	107,783	(1,440,772)	(32,392)

Surrenders (notes 3, 4, 5, 6 and 7)	(1,488,184)	(982,312)	(40,575)	(7,256)	(968,294)	(6,078)	(210,662)	(55,724)

Adjustments to maintain reserves	21	37	(37)	(5)	23	14	1	(3)

Net equity transactions	1,435,055	(248,866)	(6,948)	373,914	12,096,264	108,076	(957,797)	432,011

Net change in contract owners’ equity	4,238,718	2,063,023	47,705	413,228	13,101,058	152,988	(690,416)	599,192

Contract owners’ equity at beginning of period	18,321,078	16,258,055	414,084	856	312,625	159,637	2,357,811	1,758,619

Contract owners’ equity at end of period	$22,559,796	18,321,078	461,789	414,084	13,413,683	312,625	1,667,395	2,357,811

CHANGE IN UNITS**:

Beginning units	583,937	593,664	15,111	40	9,147	5,611	156,698	126,341

Units purchased	86,566	86,065	2,292	15,642	363,968	3,734	44,577	37,515

Units surrendered	(43,630)	(95,792)	(2,544)	(571)	(25,914)	(198)	(105,017)	(7,158)

Ending units	626,873	583,937	14,859	15,111	347,201	9,147	96,258	156,698

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	VVEIX		VVG		VVGBI		VVHGB

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$7,157	3,546	45,201	23,249	5,073	2,414	1,150,560	945,251

Realized gain (loss) on investments	75,765	5,978	1,242,503	418,625	(566)	(618)	(6,763,821)	(617,481)

Change in unrealized gain (loss) on investments	24,778	47,419	5,436,438	5,743,545	(1,084)	6,033	5,114,698	1,721,667

Reinvested capital gains	16,133	6,255	-	-	188	210	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	123,833	63,198	6,724,142	6,185,419	3,611	8,039	(498,563)	2,049,437

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	212,905	92,431	47,420	34,102	48,960	48,450	75,665	59,518

Transfers between funds	155,700	67,732	114,221	(117,152)	-	-	(26,816,934)	2,833,880

Surrenders (notes 3, 4, 5, 6 and 7)	(116,277)	(6,000)	(2,046,139)	(1,142,511)	(3,964)	(3,444)	(1,238,063)	(2,344,403)

Adjustments to maintain reserves	(1)	3	84	31	1	(3)	(14)	66

Net equity transactions	252,327	154,166	(1,884,414)	(1,225,530)	44,997	45,003	(27,979,346)	549,061

Net change in contract owners’ equity	376,160	217,364	4,839,728	4,959,889	48,608	53,042	(28,477,909)	2,598,498

Contract owners’ equity at beginning of period	381,057	163,693	21,262,760	16,302,871	177,268	124,226	40,971,622	38,373,124

Contract owners’ equity at end of period	$757,217	381,057	26,102,488	21,262,760	225,876	177,268	12,493,713	40,971,622

CHANGE IN UNITS**:

Beginning units	22,106	11,976	1,775,831	1,907,427	17,911	13,370	3,215,312	3,183,532

Units purchased	18,691	10,519	22,886	216,073	4,855	4,904	22,310	629,946

Units surrendered	(5,610)	(389)	(154,842)	(347,669)	(398)	(363)	(2,268,870)	(598,166)

Ending units	35,187	22,106	1,643,875	1,775,831	22,368	17,911	968,752	3,215,312

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	VVHYB		VVI		VVMCI		VVREI

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$66	22	144,556	147,937	345,935	329,231	85,399	58,113

Realized gain (loss) on investments	20	(1)	(273,002)	(299,621)	660,400	485,641	(195,467)	(6,386)

Change in unrealized gain (loss) on investments	125	27	805,944	1,610,896	2,344,353	2,407,157	187,785	146,347

Reinvested capital gains	-	-	409,834	341,076	305,718	442,976	72,705	112,180

Net increase (decrease) in contract owners’ equity resulting from operations	211	48	1,087,332	1,800,288	3,656,406	3,665,005	150,422	310,254

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	-	-	212,201	243,318	407,856	622,640	183,589	131,261

Transfers between funds	2,162	-	(1,289,634)	1,917,704	(1,340,457)	(639,900)	(233,492)	89,060

Surrenders (notes 3, 4, 5, 6 and 7)	(171)	(23)	(995,275)	(684,341)	(2,123,519)	(1,409,575)	(182,909)	(164,683)

Adjustments to maintain reserves	(1)	4	14	20	27	22	2	9

Net equity transactions	1,990	(19)	(2,072,694)	1,476,701	(3,056,093)	(1,426,813)	(232,810)	55,647

Net change in contract owners’ equity	2,201	29	(985,362)	3,276,989	600,313	2,238,192	(82,388)	365,901

Contract owners’ equity at beginning of period	453	424	13,073,599	9,796,610	26,044,630	23,806,438	2,680,417	2,314,516

Contract owners’ equity at end of period	$2,654	453	12,088,237	13,073,599	26,644,943	26,044,630	2,598,029	2,680,417

CHANGE IN UNITS**:

Beginning units	39	41	585,909	504,301	684,618	726,517	99,086	95,750

Units purchased	191	-	8,749	171,359	10,455	106,363	7,103	20,538

Units surrendered	(14)	(2)	(97,450)	(89,751)	(86,085)	(148,262)	(14,470)	(17,202)

Ending units	216	39	497,208	585,909	608,988	684,618	91,719	99,086

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	VVSCG		VVSTC		VVTISI		VVTSM

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$31,954	19,729	66,243	12,915	431,713	363,519	20,594	4,354

Realized gain (loss) on investments	(33,141)	(865,587)	33,519	(8,108)	102,562	78,261	(1,249)	(1,896)

Change in unrealized gain (loss) on investments	926,856	1,959,614	38,437	39,788	101,869	1,267,790	210,213	105,948

Reinvested capital gains	-	-	-	-	75,526	158,010	109,001	19,834

Net increase (decrease) in contract owners’ equity resulting from operations	925,669	1,113,756	138,199	44,595	711,670	1,867,580	338,559	128,240

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	93,502	343,008	160,207	94,906	172,712	157,152	146,733	466,656

Transfers between funds	1,457,968	289,750	2,880,076	317,896	578,649	861,591	649,119	233,517

Surrenders (notes 3, 4, 5, 6 and 7)	(754,698)	(395,530)	(46,192)	(14,943)	(1,180,004)	(757,367)	(33,646)	(17,235)

Adjustments to maintain reserves	14	6	-	(2)	16	3	-	(6)

Net equity transactions	796,786	237,234	2,994,091	397,857	(428,627)	261,379	762,206	682,932

Net change in contract owners’ equity	1,722,455	1,350,990	3,132,290	442,452	283,043	2,128,959	1,100,765	811,172

Contract owners’ equity at beginning of period	7,610,449	6,259,459	911,567	469,115	14,054,075	11,925,116	1,085,679	274,507

Contract owners’ equity at end of period	$9,332,904	7,610,449	4,043,857	911,567	14,337,118	14,054,075	2,186,444	1,085,679

CHANGE IN UNITS**:

Beginning units	215,967	212,837	60,716	33,170	1,050,422	1,029,726	64,677	20,597

Units purchased	42,329	41,942	204,223	28,788	55,586	205,781	42,372	45,226

Units surrendered	(20,298)	(38,812)	(8,158)	(1,242)	(85,203)	(185,085)	(1,763)	(1,146)

Ending units	237,998	215,967	256,781	60,716	1,020,805	1,050,422	105,286	64,677

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	VRVDRI

	2024	2023
Investment activity*:

Net investment income (loss)	$125,086	143,516

Realized gain (loss) on investments	(74,588)	(324,751)

Change in unrealized gain (loss) on investments	420,737	905,504

Reinvested capital gains	63,926	63,296

Net increase (decrease) in contract owners’ equity resulting from operations	535,161	787,565

Equity transactions:

Purchase payments received from policyholders (notes 3 and 6)	103,599	157,546

Transfers between funds	885,237	2,248,962

Surrenders (notes 3, 4, 5, 6 and 7)	(1,393,738)	(706,832)

Adjustments to maintain reserves	28	8

Net equity transactions	(404,874)	1,699,684

Net change in contract owners’ equity	130,287	2,487,249

Contract owners’ equity at beginning of period	6,499,378	4,012,129

Contract owners’ equity at end of period	$6,629,665	6,499,378

CHANGE IN UNITS**:

Beginning units	501,814	344,366

Units purchased	143,525	239,019

Units surrendered	(184,754)	(81,571)

Ending units	460,585	501,814

* For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2024, if applicable.

**If zero units are listed, there is ownership of the fund, however it is less than one full unit.

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

(1) Background and Summary of Significant Accounting Policies

(a)	Organization and Nature of Operations

The Nationwide VLI Separate Account-4 (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on December 3, 1997. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers Flexible Premium, Modified Single Premium, Variable Executive Life, Corporate, and Survivorship Life Variable Life Insurance Policies through the Separate Account.

(b)	The Policies

The Separate Account offers variable investment options through life insurance policies intended to provide benefits to the policyholder and/or the beneficiary named by the policyholder. Policy features are described in the applicable prospectus.

A policyholder may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

With certain exceptions, policyholders may invest in any of the following:

AB FUNDS

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Sustainable Global Thematic Portfolio: Class B (ABTGB)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Dynamic Asset Allocation Portfolio: Class A (ALVDAA)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A (ALVGIA)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class A (ALVIVA)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class B (ALVIVB)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Discovery Value Portfolio: Class A (ALVSVA)

ALLSPRING GLOBAL INVESTMENTS

Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (SVDF)

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)

Allspring Variable Trust - VT Small Cap Growth Fund: Class 2 (WFVSCG)

AMERICAN FUNDS GROUP (THE)

American Funds Insurance Series(R) - Asset Allocation Fund: Class 2 (AMVAA2)

American Funds Insurance Series(R) - Washington Mutual Investors Fund: Class 2 (AMVBC2)

American Funds Insurance Series(R) - Washington Mutual Investors Fund: Class 4 (AMVBC4)

American Funds Insurance Series(R) - The Bond Fund of America: Class 2 (AMVBD2)

American Funds Insurance Series(R) - Capital World Bond Fund: Class 2 (AMVGB2)

American Funds Insurance Series(R) - Growth-Income Fund: Class 2 (AMVGI2)

American Funds Insurance Series(R) - Growth Fund: Class 2 (AMVGR2)

American Funds Insurance Series(R) - Global Small Capitalization Fund: Class 2 (AMVGS2)

American Funds Insurance Series(R) - Global Small Capitalization Fund: Class 4 (AMVGS4)

American Funds Insurance Series(R) - U.S. Government Securities Fund: Class 2 (AMVGV2)

American Funds Insurance Series(R) - International Fund: Class 2 (AMVI2)

American Funds Insurance Series(R) - New World Fund: Class 2 (AMVNW2)

AMUNDI US

Pioneer Variable Contracts Trust - Pioneer High Yield VCT Portfolio: Class I (PIHYB1)

BLACKROCK FUNDS

BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class I (BRVHYI)

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II (MLVGA2)

BlackRock Variable Series Funds, Inc. - BlackRock Advantage Large Cap Core V.I. Fund: Class II (MLVLC2)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Government Money Market Portfolio (BYVGMM)

BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)

BNY Mellon Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares (DSC)

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

BNY Mellon Investment Portfolios - MidCap Stock Portfolio: Initial Shares (DVMCS)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

CALVERT GROUP

Calvert Variable Trust, Inc. - CVT S&P 500 Index Portfolio: Class I (CVSPIP)

Calvert Variable Series, Inc. - Calvert VP SRI Mid Cap Portfolio (CVSRMC)

CHARLES SCHWAB FUNDS

Schwab Annuity Portfolios - Schwab(R) S&P 500 Index Portfolio (SASP5I)

DAVIS FUNDS

Davis Variable Account Fund, Inc. - Davis Equity Portfolio (DAVVL)

DELAWARE FUNDS BY MACQUARIE

Delaware VIP Trust - Macquarie VIP Emerging Markets Series: Service Class (DWVEMS)

Delaware VIP Trust - Macquarie VIP Small Cap Value Series: Service Class (DWVSVS)

DIMENSIONAL FUND ADVISORS INC.

DFA Investment Dimensions Group Inc. - VA Equity Allocation Portfolio: Institutional Class (DFVEA)*

DFA Investment Dimensions Group Inc. - VA Global Bond Portfolio (DFVGB)*

DFA Investment Dimensions Group Inc. - VA Global Moderate Allocation Portfolio: Institutional Class (DFVGMI)

DFA Investment Dimensions Group Inc. - VIT Inflation-Protected Securities Portfolio: Institutional Class (DFVIPS)

DFA Investment Dimensions Group Inc. - VA International Small Portfolio (DFVIS)

DFA Investment Dimensions Group Inc. - VA International Value Portfolio (DFVIV)

DFA Investment Dimensions Group Inc. - VA Short-Term Fixed Portfolio (DFVSTF)*

DFA Investment Dimensions Group Inc. - VA U.S. Large Value Portfolio (DFVULV)

DFA Investment Dimensions Group Inc. - VA U.S. Targeted Value Portfolio (DFVUTV)

DWS INVESTMENT MANAGEMENT AMERICAS, INC.

Deutsche DWS Investments VIT Funds - DWS Small Cap Index VIP: Class A (BISCI)*

Deutsche DWS Variable Series II - DWS Global Income Builder VIP: Class A (DSGIBA)

Deutsche DWS Variable Series II - DWS Small Mid Cap Value VIP: Class B (SVSSVB)

EATON VANCE FUNDS

Eaton Vance Variable Trust - Eaton Vance VT Floating-Rate Income Fund: Initial Class (ETVFR)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares (FVU2)

Federated Hermes Insurance Series - Federated Hermes Fund for U.S. Government Securities II (FVUS2)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Contrafund(R) Portfolio: Service Class (FCS)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class (FEIS)

Fidelity Variable Insurance Products - Emerging Markets Portfolio - Service Class (FEMS)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class (FF10S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2015 Portfolio: Service Class (FF15S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class (FF20S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2025 Portfolio: Service Class (FF25S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class (FF30S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2035 Portfolio: Service Class (FF35S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2040 Portfolio: Service Class (FF40S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2045 Portfolio: Service Class (FF45S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2050 Portfolio: Service Class (FF50S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2055 Portfolio: Service Class (FF55S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2060 Portfolio: Service Class (FF60S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2065 Portfolio: Service Class (FF65S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Income Fund Portfolio: Service Class (FFINS)

Fidelity Variable Insurance Products Fund - VIP Growth & Income Portfolio: Service Class (FGIS)*

Fidelity Variable Insurance Products Fund - VIP Growth Opportunities Portfolio: Service Class (FGOS)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class (FGS)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class (FHIS)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Index 500 Portfolio: Initial Class (FIP)

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class (FMCS)

Fidelity Variable Insurance Products Fund - VIP Government Money Market Portfolio: Initial Class (FMMP)

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 (FNRS2)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class (FOS)

Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class (FRESS)

Fidelity Variable Insurance Products Fund - VIP Bond Index Portfolio: Service Class (FVBIS)

Fidelity Variable Insurance Products Fund - VIP Extended Market Index Portfolio: Service Class (FVEMIS)

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

Fidelity Variable Insurance Products Fund - VIP Floating Rate High Income Portfolio: Initial Class (FVFRHI)*

Fidelity Variable Insurance Products Fund - VIP International Index Portfolio: Service Class (FVIIS)*

Fidelity Variable Insurance Products Fund - VIP Total Market Index Portfolio: Service Class (FVMIS)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class 2 (FVSS2)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2 (FTVDM2)

Franklin Templeton Variable Insurance Products Trust - Franklin Allocation VIP Fund: Class 2 (FTVFA2)

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 1 (FTVGB1)

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 (FTVGI2)

Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 2 (FTVIS2)

Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Global Discovery VIP Fund: Class 1 (FTVMD1)

Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Global Discovery VIP Fund: Class 2 (FTVMD2)

Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends VIP Fund: Class 1 (FTVRDI)*

Franklin Templeton Variable Insurance Products Trust - Franklin Small-Mid Cap Growth VIP Fund: Class 1 (FTVSC1)

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 2 (FTVSV2)

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1 (FTVSVI)

Franklin Templeton Variable Insurance Products Trust - Franklin U.S. Government Securities VIP Fund: Class 1 (FTVUG1)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 1 (TIF)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)

GOLDMAN SACHS ASSET MANAGEMENT GROUP

Goldman Sachs Variable Insurance Trust - Goldman Sachs Small Cap Equity Insights Fund: Institutional Shares (GVCSE)

Goldman Sachs Variable Insurance Trust - Goldman Sachs Trend Driven Allocation Fund: Service Shares (GVGMNS)

Goldman Sachs Variable Insurance Trust - Goldman Sachs Mid Cap Growth Fund: Service Shares (GVGOPS)

Goldman Sachs Variable Insurance Trust - Goldman Sachs Mid Cap Value Fund: Institutional Shares (GVMCE)

Goldman Sachs Variable Insurance Trust - Goldman Sachs Multi-Strategy Alternatives Portfolio: Service Shares (GVMSAS)

GUGGENHEIM INVESTMENTS

Rydex Variable Trust - Multi-Hedge Strategies Fund (RVARS)

INVESCO INVESTMENTS

Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)

Invesco - Invesco V.I. Growth and Income Fund: Series I Shares (ACGI)

Invesco - Invesco V.I. High Yield Fund: Series I Shares (AVHY1)

Invesco - Invesco V.I. EQV International Equity Fund: Series I Shares (AVIE)

Invesco - Invesco V.I. Main Street Mid Cap Fund: Series I Shares (AVMCCI)

Invesco - Invesco V.I. Small Cap Equity Fund: Series I Shares (AVSCE)

Invesco Variable Insurance Funds - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares (IVBRA1)

Invesco - Invesco V.I. American Value Fund: Series I Shares (MSVMV)

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)

Invesco - Invesco V.I. Capital Appreciation Fund: Series I (OVGR)

Invesco - Invesco V.I. Global Fund: Series I (OVGS)

Invesco Oppenheimer V.I. International Growth Fund: Series I (OVIG)

Invesco - Invesco V.I. Global Strategic Income Fund: Series I (OVSB)

Invesco - Invesco V.I. Main Street Small Cap Fund: Series I (OVSC)

IVY INVESTMENTS

Ivy Variable Insurance Portfolios - Macquarie VIP Asset Strategy Series: Service Class (WRASP)

Ivy Variable Insurance Portfolios - Macquarie VIP Growth Series: Service Class (WRGP)

Ivy Variable Insurance Portfolios - Macquarie VIP High Income Series: Service Class (WRHIP)

Ivy Variable Insurance Portfolios - Macquarie VIP Mid Cap Growth Series: Service Class (WRMCG)

Ivy Variable Insurance Portfolios - Macquarie VIP Science and Technology Series: Service Class (WRSTP)

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares (JABS)

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Enterprise Portfolio: Institutional Shares (JAEI)

Janus Aspen Series - Janus Henderson Flexible Bond Portfolio: Service Shares (JAFBS)

Janus Aspen Series - Janus Henderson Global Sustainable Equity Portfolio: Institutional Shares (JAGSEI)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

Janus Aspen Series - Janus Henderson Enterprise Portfolio: Service Shares (JAMGS)

Janus Aspen Series - Janus Henderson Mid Cap Value Portfolio: Service Shares (JAMVS)

Janus Aspen Series - Janus Henderson Global Research Portfolio: Service Shares (JAWGS)

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

LAZARD FUNDS

Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares (LZREMS)

LEGG MASON

Legg Mason Partners Variable Equity Trust - ClearBridge Variable Dividend Strategy Portfolio: Class I (LPVCII)

Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Growth Portfolio: Class I (LVCLGI)

Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio: Class I (SBVSG)

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - Baron Growth Opportunities Fund: Service Class (BNCAI)

Lincoln Variable Insurance Products Trust - LVIP American Century Capital Appreciation Fund: Standard Class II (LACCA2)

Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)

Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (LACI2)

Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Standard Class II (LACIP2)

Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class (LACIPS)

Lincoln Variable Insurance Products Trust - LVIP American Century Mid Cap Value Fund: Standard Class II (LACMV2)

Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)

Lincoln Variable Insurance Products Trust - LVIP American Century Value Fund: Standard Class II (LACV2)

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Small Cap Core Fund: Standard Class (LJPSCS)

LORD ABBETT FUNDS

Lord Abbett Series Fund, Inc. - Bond Debenture Portfolio: Class VC (LOVBD)

Lord Abbett Series Fund, Inc. - Mid Cap Stock Portfolio: Class VC (LOVMCV)*

Lord Abbett Series Fund, Inc. - Short Duration Income Portfolio: Class VC (LOVSDC)

Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC (LOVTRC)

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS(R) Variable Insurance Trust III - MFS Global Real Estate Portfolio: Initial Class (M3GREI)

MFS(R) Variable Insurance Trust III - MFS Global Real Estate Portfolio: Service Class (M3GRES)

MFS(R) Variable Insurance Trust - MFS Growth Series: Service Class (MEGSS)

MFS(R) Variable Insurance Trust - MFS Mid Cap Growth Series: Service Class (MMCGSC)

MFS(R) Variable Insurance Trust - MFS New Discovery Series: Initial Class (MNDIC)

MFS(R) Variable Insurance Trust - MFS New Discovery Series: Service Class (MNDSC)

MFS(R) Variable Insurance Trust II - MFS Emerging Markets Equity Portfolio: Initial Class (MV2EEI)

MFS(R) Variable Insurance Trust II - MFS Emerging Markets Equity Portfolio: Service Class (MV2EES)

MFS(R) Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class (MV2IGI)

MFS(R) Variable Insurance Trust II - MFS Research International Portfolio: Service Class (MV2RIS)

MFS(R) Variable Insurance Trust III - MFS Limited Maturity Portfolio: Initial Class (MV3LMI)

MFS(R) Variable Insurance Trust III - MFS Limited Maturity Portfolio: Service Class (MV3LMS)

MFS(R) Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Initial Class (MV3MVI)

MFS(R) Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Service Class (MV3MVS)

MFS(R) Variable Insurance Trust II - MFS Corporate Bond Portfolio: Service Class (MVBDS)*

MFS(R) Variable Insurance Trust II - MFS Blended Research(R) Core Equity Portfolio: Service Class (MVBRES)

MFS(R) Variable Insurance Trust - MFS Value Series: Initial Class (MVFIC)

MFS(R) Variable Insurance Trust - MFS Value Series: Service Class (MVFSC)

MFS(R) Variable Insurance Trust II - MFS International Growth Portfolio: Initial Class (MVIGIC)

MFS(R) Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class (MVIVSC)

MFS(R) Variable Insurance Trust - MFS Total Return Bond Series: Service Class (MVRBSS)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)

Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio: Class I (MSVEG)

Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio: Class I (MSVMG)

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT DoubleLine Total Return Tactical Fund: Class II (DTRTFB)

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I (EIF)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II (GVAAA2)

Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II (GVABD2)

Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II (GVAGG2)

Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II (GVAGI2)

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II (GVAGR2)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class II (GVIX2)

Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I (HIBF)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I (IDPG)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class I (IDPGI)

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class I (NCPG)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class I (NCPGI)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan U.S. Equity Fund: Class Y (NJMDEY)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan U.S. Equity Fund: Class II (NJNDE2)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I (NVBX)

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I (NVCCA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I (NVCCN1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I (NVCMA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I (NVCMC1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I (NVCMD1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I (NVCRA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I (NVCRB1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II (NVDBL2)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II (NVDCA2)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P (NVDCAP)

Nationwide Variable Insurance Trust - NVIT iShares Fixed Income ETF Fund: Class II (NVFIII)

Nationwide Variable Insurance Trust - NVIT iShares Global Equity ETF Fund: Class II (NVGEII)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P (NVIDMP)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II (NVIE6)

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I (NVIX)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I (NVLCP1)

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class I (NVMMV1)

Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I (NVNMO1)

Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I (NVNSR1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class II (NVSIX2)

Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class Y (NVSIXD)

Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class I (NVSTB1)

Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II (NVSTB2)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V (SAM5)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class S Shares (AMMCGS)

Neuberger Berman Advisers Management Trust - Mid Cap Intrinsic Value Portfolio: Class I Shares (AMRI)

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (AMTB)

NORTHERN LIGHTS

Northern Lights Variable Trust - TOPS Managed Risk Balanced ETF Portfolio: Class 3 (NOTB3)

Northern Lights Variable Trust - TOPS Managed Risk Growth ETF Portfolio: Class 3 (NOTG3)

Northern Lights Variable Trust - TOPS Managed Risk Moderate Growth ETF Portfolio: Class 3 (NOTMG3)

NYLI FUNDS

New York Life Investments VP Funds Trust - NYLI VP Floating Rate Portfolio: Initial Class (MNVFRI)

New York Life Investments VP Funds Trust - NYLI VP Floating Rate Portfolio: Service Class (MNVFRS)

PIMCO FUNDS

PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class (PMVAAA)

PIMCO Variable Insurance Trust - International Bond Portfolio (unhedged): Administrative Class (PMVFBA)

PIMCO Variable Insurance Trust - International Bond Portfolio (U.S. Dollar-Hedged): Administrative Class (PMVFHA)

PIMCO Variable Insurance Trust - Global Bond Opportunities Portfolio (Unhedged): Administrative Class (PMVGBA)

PIMCO Variable Insurance Trust - High Yield Portfolio: Administrative Class (PMVHYA)

PIMCO Variable Insurance Trust - Income Portfolio: Administrative Class (PMVID)

PIMCO Variable Insurance Trust - Income Portfolio: Institutional Class (PMVII)

PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class (PMVLDA)

PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio: Administrative Class (PMVLGA)

PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class (PMVRRA)

PIMCO Variable Insurance Trust - CommodityRealReturn(R) Strategy Portfolio: Administrative Class (PMVRSA)

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class (PMVTRA)

PIMCO Variable Insurance Trust - Short-Term Portfolio: Administrative Class (PVSTA)

PUTNAM INVESTMENTS

Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB (PVEIB)

Putnam Variable Trust - Putnam VT Large Cap Growth Fund: Class IB (PVGOB)

Putnam Variable Trust - Putnam VT Sustainable Leaders Fund: Class IB (PVNOB)

Putnam Variable Trust - Putnam VT International Equity Fund: Class IB (PVTIGB)

Putnam Variable Trust - Putnam VT Small Cap Value Fund: Class IB (PVTSCB)

ROYCE CAPITAL FUNDS

Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class (ROCMC)

Royce Capital Fund - Royce Small-Cap Portfolio: Investment Class (ROCSC)*

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio: II (TRBCG2)*

T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio (TRBCGP)

T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II (TREI2)

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)

T. Rowe Price Fixed Income Series, Inc. - T. Rowe Price Limited-Term Bond Portfolio (TRLT1)

T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio: II (TRMCG2)

T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio (TRMCGP)

T. Rowe Price Equity Series, Inc. - T. Rowe Price All-Cap Opportunities Portfolio (TRNAG1)

T. Rowe Price Equity Series, Inc. - T. Rowe Price Moderate Allocation Portfolio (TRPSB1)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)

VANGUARD GROUP OF INVESTMENT COMPANIES

Vanguard Variable Insurance Fund - Balanced Portfolio (VVB)

Vanguard Variable Insurance Fund - Capital Growth Portfolio (VVCG)

Vanguard Variable Insurance Fund - Diversified Value Portfolio (VVDV)

Vanguard Variable Insurance Fund - Equity Income Portfolio (VVEI)

Vanguard Variable Insurance Fund - Equity Index Portfolio (VVEIX)

Vanguard Variable Insurance Fund - Growth Portfolio (VVG)

Vanguard Variable Insurance Fund-Global Bond Index Portfolio (VVGBI)

Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)

Vanguard Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)

Vanguard Variable Insurance Fund - International Portfolio (VVI)

Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)

Vanguard Variable Insurance Fund - Real Estate Index Portfolio (VVREI)

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

Vanguard Variable Insurance Fund - Small Company Growth Portfolio (VVSCG)

Vanguard Variable Insurance Fund - Short-Term Investment-Grade Portfolio (VVSTC)

Vanguard Variable Insurance Fund-Total International Stock Market Index Portfolio (VVTISI)

Vanguard Variable Insurance Fund - Total Stock Market Index Portfolio (VVTSM)

VIRTUS MUTUAL FUNDS

Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class I (VRVDRI)

*	At December 31, 2024, policyholders were not invested in this fund.

Unless listed below, the financial statements presented are as of December 31, 2024 and for each of the years in the two-year period ended December 31, 2024. For the subaccounts listed below with inception dates in 2024, the financial statements are as of December 31, 2024 and for the period from the inception date to December 31, 2024. For the subaccounts listed below with inception dates in 2023, the prior year financial statements reflect the period from inception date to December 31, 2023.

	Inception Date	Liquidation Date
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)	4/28/2023
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Small Cap Core Fund: Standard Class (LJPSCS)	4/28/2023
Janus Aspen Series - Janus Henderson Global Sustainable Equity Portfolio: Institutional Shares (JAGSEI)	5/2/2023
Putnam Variable Trust - Putnam VT Sustainable Leaders Fund: Class IB (PVNOB)	5/2/2023
American Funds Insurance Series(R) - Global Small Capitalization Fund: Class 4 (AMVGS4)	5/19/2023
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Sustainable Global Thematic Portfolio: Class B (ABTGB)	6/21/2023
T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio (TRMCGP)	9/26/2023
MFS(R) Variable Insurance Trust III - MFS Limited Maturity Portfolio: Initial Class (MV3LMI)	11/1/2023
Lincoln Variable Insurance Products Trust - LVIP American Century Capital Appreciation Fund: Standard Class II (LACCA2)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (LACI2)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Standard Class II (LACIP2)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class (LACIPS)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Mid Cap Value Fund: Standard Class II (LACMV2)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Value Fund: Standard Class II (LACV2)	4/26/2024
BNY Mellon Variable Investment Fund - Government Money Market Portfolio (BYVGMM)	5/2/2024
Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Global Discovery VIP Fund: Class 1 (FTVMD1)	6/13/2024
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Dividend Strategy Portfolio: Class I (LPVCII)	6/13/2024
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Growth Portfolio: Class I (LVCLGI)	6/13/2024
Franklin Templeton Variable Insurance Products Trust - Franklin Small-Mid Cap Growth VIP Fund: Class 1 (FTVSC1)	7/31/2024
Janus Aspen Series - Janus Henderson Global Research Portfolio: Service Shares (JAWGS)	9/16/2024
Franklin Templeton Variable Insurance Products Trust - Franklin U.S. Government Securities VIP Fund: Class 1 (FTVUG1)	10/23/2024
Nationwide Variable Insurance Trust - NVIT J.P. Morgan Mozaic(SM) Multi-Asset Fund: Class Y (NJMMAY)		4/15/2024
Ivy Variable Insurance Portfolios - Delaware VIP Real Estate Securities: Class II (WRRESP)		5/21/2024
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2005 Portfolio: Service Class (FF05S)		6/7/2024
Deutsche DWS Variable Series II - DWS CROCI(R) U.S. VIP: Class B (SVSLVB)		6/18/2024
Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)		12/24/2024
Morgan Stanley Variable Insurance Fund, Inc. - Global Real Estate Portfolio: Class II (VKVGR2)		12/24/2024

The following underlying mutual fund mergers occurred. The subaccounts associated with the underlying mutual funds are no longer available as of December 31, 2024

Acquired Underlying Mutual Fund	Acquiring Underlying Mutual Fund	Effective Date
American Century Variable Portfolios, Inc. - American Century VP Capital Appreciation Fund: Class I (ACVCA)	Lincoln Variable Insurance Products Trust - LVIP American Century Capital Appreciation Fund: Standard Class II (LACCA2)	4/26/2024

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)	Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (LACI2)	4/26/2024

American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)	Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)	4/26/2024

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class I (ACVIP1)	Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Standard Class II (LACIP2)	4/26/2024

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II (ACVIP2)	Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class (LACIPS)	4/26/2024

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I (ACVMV1)	Lincoln Variable Insurance Products Trust - LVIP American Century Mid Cap Value Fund: Standard Class II (LACMV2)	4/26/2024

American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)	Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)	4/26/2024

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I (ACVV)	Lincoln Variable Insurance Products Trust - LVIP American Century Value Fund: Standard Class II (LACV2)	4/26/2024

For the one-year period ended December 31, 2024, the following subaccount name changes occurred:

Subaccount Abbreviation	Current Legal Name	Prior Legal Name	Effective Date
ABTGB	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Sustainable Global Thematic Portfolio: Class B	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Sustainable Global Thematic Growth Portfolio: Class B	5/1/2024

CVSPIP	Calvert Variable Trust, Inc. - CVT S&P 500 Index Portfolio: Class I	Calvert Variable Products, Inc. - Calvert VP S&P 500 Index Portfolio	5/1/2024

DAVVL	Davis Variable Account Fund, Inc. - Davis Equity Portfolio	Davis Variable Account Fund, Inc. - Davis Value Portfolio	6/30/2024

DWVEMS	Delaware VIP Trust - Macquarie VIP Emerging Markets Series: Service Class	Delaware VIP Trust - Delaware VIP Emerging Markets Series: Service Class	5/1/2024

DWVSVS	Delaware VIP Trust - Macquarie VIP Small Cap Value Series: Service Class	Delaware VIP Trust - Delaware VIP Small Cap Value Series: Service Class	5/1/2024

WRASP	Ivy Variable Insurance Portfolios - Macquarie VIP Asset Strategy Series: Service Class	Ivy Variable Insurance Portfolios - Delaware Ivy Asset Strategy: Class II	5/1/2024

WRGP	Ivy Variable Insurance Portfolios - Macquarie VIP Growth Series: Service Class	Ivy Variable Insurance Portfolios - Delaware Ivy Growth: Class II	5/1/2024

WRHIP	Ivy Variable Insurance Portfolios - Macquarie VIP High Income Series: Service Class	Ivy Variable Insurance Portfolios - Delaware Ivy High Income: Class II	5/1/2024

WRMCG	Ivy Variable Insurance Portfolios - Macquarie VIP Mid Cap Growth Series: Service Class	Ivy Variable Insurance Portfolios - Delaware Ivy Mid Cap Growth: Class II	5/1/2024

WRSTP	Ivy Variable Insurance Portfolios - Macquarie VIP Science and Technology Series: Service Class	Ivy Variable Insurance Portfolios - Delaware Ivy Science and Technology: Class II	5/1/2024

MNVFRI	New York Life Investments VP Funds Trust - NYLI VP Floating Rate Portfolio: Initial Class	MainStay VP Funds Trust - MainStay VP Floating Rate Portfolio: Initial Class	8/12/2024

MNVFRS	New York Life Investments VP Funds Trust - NYLI VP Floating Rate Portfolio: Service Class	MainStay VP Funds Trust - MainStay VP Floating Rate Portfolio: Service Class	8/12/2024

The Contract Owners’ Equity is affected by the investment results of each fund, equity transactions by policyholders and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only policyholders’ purchase payments pertaining to the variable portions of their policies and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a policyholder due to a policy cancellation during the free look period, and/or if a gain is realized by the policyholder during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the policyholder. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the policy.

(c)	Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2024 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d)	Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the policyholder upon termination or withdrawal.

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Adjustments to Maintain reserves (ATM)

Adjustments to Maintain reserves primarily represent timing related adjustments absorbed by the general account in order to maintain appropriate contract owner account balances.

(g) Segment Disclosures

In this reporting period, each subaccount within the Separate Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the financial position or the results of operations for the subaccounts of the Separate Account. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The subaccounts have acted as single reportable segments and the CODM is Product Development. The CODM assesses subaccount performance including investment results reflected in the net increase (decrease) in contract owners’ equity resulting from operations as reported in the Statements of Operations as well as investment income ratios, and total return, within the financial highlights of the notes to the financial statements.

(h) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued, and no subsequent events have occurred requiring accrual or disclosure.

(2) Accounting Changes and Corrections of Errors

During 2021, the Company identified and corrected an overstatement of units and contract owners’ equity of the FGOS subaccount driven by an administrative system error for this subaccount that dated back to 2018. The financial statements have been restated to correct the misstatements in accordance with FASB ASC 250, Accounting Changes and Error Corrections. There was no impact to the net increase in contact owners’ equity resulting from operations in the statement of operations for the year ended December 31, 2020.

The below table reports the effect of the restatement on the units reported for the FGOS subaccount in the financial highlights as of the period indicated.

Year	As Previously Reported	Adjustments	As Restated
2020	16,041	(5,558)	10,483

The below table reports the effect of the restatement on the contract owners’ equity reported for the FGOS subaccount in the financial highlights as of the period indicated.

Year	As Previously Reported	Adjustments	As Restated
2020	$1,129,216	$(451,268)	$677,948

The below table reports the effect of the restatement on the range of expense rate for the FGOS subaccount in the financial highlights as of the period indicated.

Year	As Previously Reported	As Restated
2020	0.00% to 0.10%	0.10%

The below table reports the effect of the restatement on the range of unit value for the FGOS subaccount in the financial highlights as of the period indicated.

Year	As Previously Reported	As Restated
2020	$81.21 to $64.67	$64.67

The below table reports the effect of the restatement on the range of total return for the FGOS subaccount in the financial highlights as of the period indicated.

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

Year	As Previously Reported	As Restated
2020	68.49% to 68.33%	68.33%

(3) Policy Charges

The Separate Account assesses charges associated with the policy. These charges are either assessed as a direct deduction from premium payments or through a surrender of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the policy and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each product are described in detail in the applicable prospectus.

Policy Charges
Mortality and Expense Risk Charge/Variable Account Asset Charge - assessed through a surrender of units	Equal, on an annual basis, to 0.05% - 1.25% of the daily value of the assets invested in each fund
Sales Charge/Percent of Premium Charge - assessed through a deduction from premium payments	0.0% - 12% of each premium paid
Premium Tax Charge - assessed through a deduction from premium payments	3.5% of each premium payment
Cost of Insurance Charges (including any flat extra charge) - assessed through a surrender of units	$0.01 - $83.33 per $1,000 of a policy’s net amount at risk
Administrative Charge - assessed through a surrender of units	$0 - $10 per policy, per month
Administrative/Specified Amount Charge	$0.00 - $0.40 per $1,000 of specified amount
Tax Expense Charge	$0.42 per $1,000 of cash value
Administrative Expense Charge	$0.25 per $1,000 of cash value
Surrender Charge - assessed through a surrender of units	$0.00 - $124.65 per $1,000 of a policy’s specified amount; for single premium policies 0.00% - 10.00% of premium
Policy Loan Interest Charge - assessed through a surrender of units	2% - 6% of an outstanding policy loan
Partial Surrender Fees - assessed through a surrender of units	$0.00 - $25.00 per request
Rider Charges - assessed through a surrender of units monthly, unless otherwise specified.
Long-Term Care Rider Charge	$0.02 - $28.65 per $1,000 of the rider’s net amount risk; or $1.946 per $1,000 of the rider’s specified amount
Estate Protection Rider Charge	$0.01 - $83.33 per $1,000 of the rider’s death benefit
Policy Split Option Rider Charge	$0.01 - $0.03 of policy and Additional Term Insurance Rider specified amount
Policy Guard/Overloan Lapse Protection Rider Charge	$1.50 - $157.00 per $1,000 of the policy’s cash value at the time the rider is invoked
Adjusted Sales Load Life Insurance Rider Charge	$0.14 for each $1,000 of premium for each 1% of sales load reduction elected
Additional Protection Rider Charge/Supplemental Insurance Rider Charge	$0.01 - $125.00 per $1,000 of the rider’s death benefit
Cost of Insurance Charge	$0.01-$125.00 per $1,000 of the rider’s death benefit
Variable Account Asset Charge	0.16% - 1.25%
Specified Amount Charge	$0.00-$0.40 per $1,000 of specified amount
Children’s Term Insurance Rider Charge	$0.43 per $1,000 of the rider’s specified amount
Spouse Life Insurance Rider Charge	$0.10 - $12.02 per $1,000 of the rider’s specified amount
Accidental Death Benefit Rider Charge	$0.05 - $0.75 per $1,000 of the rider’s specified amount
Premium Waiver Rider Charge	$42 – $315 per $1,000 of the premium specified by the policy owner
Waiver of Monthly Deductions Rider Charge	$85 - $860 per $1,000 of the rider’s benefit amount

For the years ended December 31, 2024 and 2023, total front-end sales charge deductions were $5,921,724 and $6,542,786, respectively and were recognized as part of purchase payments on the Statements of Changes in Contract Owners’ Equity.

(4)	Asset Charges

The Company deducts a charge related to the assumption of mortality and expense risk. Asset charges are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

(a) Modified Single Premium Policies (MSP)

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

For modified single premium policies, the Company deducts a charge equal to an annualized rate of 0.70% of the cash surrender value of the subaccounts. In policy years 1- 10, the Company also deducts a charge equal to the annualized rate of 0.50% of the cash surrender value of the subaccounts as reimbursement for taxes imposed by federal, state and local governments. These charges are assessed monthly against each policy by liquidating units.

(b) Flexible Premium and Variable Executive Life Policies (FPVUL and VEL)

For Best of America® The Next Generation and ChoiceLifeSM policies, during the first fifteen policy years, the Company deducts a charge of $0.50 per $1,000 on the first $25,000 of cash value attributable to the variable account, $0.25 per $1,000 on $25,001 up to $250,000 of cash value attributable to the variable account and $0.08 per $1,000 over $250,000 of cash value attributable to the variable account. Beginning in policy year sixteen, the Company deducts a charge of $0.50 per $1,000 on the first $25,000 of cash value attributable to the variable account, and $0.08 per $1,000 over $25,000 of cash value attributable to the variable account. This charge is assessed monthly against each policy by liquidating units. For Choice Life ProtectionSM policies and Best of America® ProtectionSM policies, the Company deducts $0.66 per $1,000 of cash surrender value attributable to the variable account during the first through fifteenth years from the Policy Date. Thereafter, this charge is $0.25 per $1,000 of cash surrender value attributable to the variable account. This charge is assessed monthly against each policy by liquidating units.

(c) Survivorship Life Policies (SL)

For The Best of America® Last Survivorship II and The Best of America® ChoiceLife Survivorship policies, during the first ten policy years, the Company deducts a charge of $0.46 per $1,000 on the cash surrender value attributable to the variable account. After ten years from the Policy Date, the Company deducts $0.46 per $1,000 on the first $25,000 of cash surrender value attributable to the variable account; $0.29 per $1,000 on $25,001 up to $99,999 of cash surrender value attributable to the variable account; and $0.17 per $1,000 on $100,000 or more of cash surrender value attributable to the variable account. This charge is assessed monthly against each policy by liquidating units.

For The Best of America® ChoiceLifeSM Survivorship II and Next GenerationSM Survivorship Life policies, during the first fifteen policy years, the Company deducts a charge of $0.50 per $1,000 on the first $25,000 of cash surrender value attributable to the variable account; $0.25 per $1,000 on $25,001 up to $250,000 of cash surrender value attributable to the variable account; and $0.08 per $1,000 over $250,000 of cash surrender value attributable to the variable account. After fifteen years from the Policy Date, the Company deducts $0.50 per $1,000 on the first $25,000 of cash surrender value attributable to the variable account and $0.08 per $1,000 over $25,000 of cash surrender value attributable to the variable account. This charge is assessed monthly against each policy by liquidating units.

For The Best of America® ProtectionSM Survivorship and ChoiceLife ProtectionSM Survivorship Life policies, during the first fifteen policy years, the Company deducts a charge of $0.66 per $1,000 of cash surrender value attributable to the variable account. After fifteen years from the Policy Date, the Company deducts $0.25 per $1,000 of cash surrender value attributable to the variable account. This charge is assessed monthly against each policy by liquidating units.

(d) Corporate Policies (LSFP)

For Future Corporate Flexible Premium Variable Universal Life, the Company deducts a charge guaranteed not to exceed an annualized rate of 0.90% of the daily net assets of the Separate Account for policies issued on or after January 1, 2009. This charge is guaranteed not to exceed an annualized rate of 0.75% of the daily net assets of the Separate Account for policies issued prior to January 1, 2009. Currently, this rate is 0.25% during the first through fourth policy years, 0.20% during the fifth through fifteenth policy years, and 0.10% thereafter. This charge is assessed monthly against each policies by liquidating units.

For Future Executive Corporate Flexible Premium Variable Universal Life, the Company deducts a charge guaranteed not to exceed an annualized rate of 0.90% of the daily net assets of the Separate Account. Currently, this rate is 0.25% during the first through fourth policy years, 0.20% during the fifth through fifteenth policy years, and 0.10% thereafter. This charge is assessed monthly against each policy by liquidating units.

For Next Generation Corporate Owned Flexible Premium Variable Universal Life, the Company deducts a charge guaranteed not to exceed an annualized rate of 1.25% of the daily net assets of the Separate Account. Currently, this rate will not exceed 0.60%. This charge is assessed monthly against each policy by liquidating units.

The Company may reduce or eliminate certain charges where the size or nature of the group results in savings in sales, underwriting, administrative or other costs to the Company. These charges may be reduced in certain group sponsored arrangements or special exchange programs made available by the Company.

(5) Death Benefits

Death benefit proceeds result in a surrender of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account. Death benefits are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

(6) Policy Loans (Net of Repayments)

Policy provisions allow policyholders to borrow 90% of a policy’s variable cash surrender value plus 100% of a policy’s fixed cash surrender value less applicable value of surrender charge. Interest is charged on the outstanding loan and is due and payable in advance on the policy anniversary. At the time the loan is granted, the amount of the loan is transferred from the Separate Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Interest credited is paid by the Company’s general account to the Separate Account. Loan repayments result in a transfer of collateral including interest credited back to the Separate Account. Policy loans (net of repayments) are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

(7) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Policyholders may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the policyholder executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Separate Account are included in purchase payments received from policyholders, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity. Policy loan transactions (note 5), executed at the direction of the policyholder, also result in transfers between the Separate Account and the fixed account of the Company. The fixed account assets are not reflected in the accompanying financial statements. For the years ended December 31, 2024 and 2023, total transfers to the Separate Account from the fixed account were $49,620,876 and $41,211,769, respectively, and total transfers from the Separate Account to the fixed account were $65,034,597 and $51,926,605, respectively.

(8) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

• Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

• Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secured Overnight Financing Rate, prime rates, cash flows, maturity dates, callability, estimated prepayments and/or underlying collateral values.

• Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability.

Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The investments used by all subaccounts are mutual funds and are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair values. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2024 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments
ABTGB	$6	$33
ALVDAA	11,834	15,933
ALVGIA	9,692,489	6,540,065
ALVIVA	697,527	516,361
ALVIVB	114,048	403,946
ALVSVA	2,228,763	2,922,055
SVDF	717,051	1,949,851
SVOF	1,708,805	1,146,236
WFVSCG	1,954,673	6,065,872
AMVAA2	7,952,488	7,360,787
AMVBC2	1,156,087	67,239
AMVBC4	358,473	9,202
AMVBD2	1,699,273	13,109,181
AMVGB2	1,265,868	2,472,200
AMVGI2	1,271,767	358,554
AMVGR2	9,413,407	18,690,715

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

AMVGS2	551,758	561,037
AMVGS4	20,147	16,544
AMVGV2	154,538	30,434
AMVI2	3,505,337	4,216,801
AMVNW2	8,906,340	7,015,792
PIHYB1	218,751	583,690
BRVHYI	9,202,931	6,168,983
MLVGA2	1,223,326	1,846,997
MLVLC2	255,050	35,707
BYVGMM	16,452,079	15,469,230
DCAP	462,741	733,723
DSC	95,833	119,554
DSIF	209,068,193	130,296,293
DSRG	358,638	1,665,948
DVMCS	382,088	524,542
DVSCS	14,486,885	26,631,818
CVSPIP	131,635	109,908
CVSRMC	115,555	415
SASP5I	10,188,271	17,203,259
DAVVL	2,444,668	1,672,716
DWVEMS	163,747	119,583
DWVSVS	2,884,294	9,364,552
DFVGMI	760,956	52,048
DFVIPS	621,878	1,586,370
DFVIS	23,118	4,006
DFVIV	933,647	563,227
DFVULV	2,992,961	13,628,672
DFVUTV	4,275,459	2,885,323
DSGIBA	89,721	104,492
SVSSVB	8,912	8,389
ETVFR	2,289,452	6,767,579
FQB	888,060	673,165
FVU2	74,506	89,623
FVUS2	196,832	469,020
FCS	23,120,901	12,418,285
FEIS	10,531,929	8,683,601
FEMS	3,212,679	2,588,161
FF10S	685,745	536,167
FF15S	2,153,844	2,806,961
FF20S	3,658,945	6,977,959
FF25S	6,220,579	13,043,225
FF30S	9,374,848	7,209,934
FF35S	7,755,758	3,038,202
FF40S	8,874,612	8,965,293
FF45S	1,595,917	1,944,568
FF50S	1,660,881	1,591,064
FF55S	265,088	304,441
FF60S	1,287,989	1,046,359
FF65S	2,232,495	115,837
FFINS	2,431,886	1,641,789
FGOS	-	16,981
FGS	91,042,342	35,351,196
FHIS	1,630,747	1,530,704
FIGBS	58,182,807	35,670,927
FIP	6,652,386	1,411,211
FMCS	6,755,304	3,467,686
FMMP	23,435,521	17,895,493
FNRS2	1,113,311	2,154,443
FOS	1,773,898	1,511,464
FRESS	2,196,034	952,079

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

FVBIS	301,502	13,754
FVEMIS	279,725	22,023
FVIIS	7,040	23,554
FVMIS	243,785	6,934
FVSS	3,911,848	2,720,964
FVSS2	211,522	94,555
FTVDM2	323,023	617,712
FTVFA2	16,713	13,243
FTVGB1	3,066,228	2,910,569
FTVGI2	184,132	279,701
FTVIS2	358,595	473,511
FTVMD1	226,117	123,033
FTVMD2	125,205	90,758
FTVSC1	43,553	760
FTVSV2	2,301,965	6,335,468
FTVSVI	2,174,597	2,163,572
FTVUG1	1,617	25
TIF	19,780	38,940
TIF2	1,298,524	1,882,457
GVCSE	623,916	810,394
GVGMNS	7,324	3,745
GVGOPS	608,925	179,563
GVMCE	2,749,845	3,201,810
GVMSAS	8,522	3,370
RVARS	64,385	84,563
ACEG	1,500,725	1,069,114
ACGI	2,727,405	311,145
AVHY1	80,091	120,600
AVIE	4,091,860	5,668,707
AVMCCI	13,547	58,373
AVSCE	116,237	165,285
IVBRA1	215,354	139,299
MSVMV	-	2
OVAG	2,337,486	4,746,756
OVGI	2,561,247	2,486,798
OVGR	898,757	806,682
OVGS	10,919,441	13,134,465
OVIG	3,467,124	3,133,657
OVSB	831,964	2,514,626
OVSC	8,030,197	2,539,418
WRASP	581,045	771,416
WRGP	2,441,426	1,916,406
WRHIP	3,348,320	3,722,261
WRMCG	752,880	2,563,614
WRSTP	4,372,244	2,658,514
JABS	6,312,988	8,393,413
JACAS	7,978,665	8,880,743
JAEI	1,058,906	207,172
JAFBS	2,953,783	1,841,865
JAGSEI	543	5,331
JAGTS	5,107,107	11,818,132
JAIGS	2,172,286	2,656,304
JAMGS	8,058,672	14,470,607
JAMVS	145,649	39,846
JAWGS	94,725	1,192
LZREMS	1,819,832	2,447,977
LPVCII	250,660	134,989
LVCLGI	208,002	123,625
SBVSG	7,329,513	8,349,392
BNCAI	309,685	1,025,256

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

LACCA2	866,422	350,089
LACDV2	23,183,104	1,320,705
LACI2	3,572,319	264,262
LACIP2	35,243,994	6,895,878
LACIPS	7,131,552	213,492
LACMV2	14,965,151	2,232,072
LACU2	16,477,703	2,212,949
LACV2	17,153,076	4,116,546
LJPMVS	16,552,341	10,362,674
LJPSCS	263,793	309,203
LOVBD	1,646,431	957,002
LOVSDC	6,031,552	4,952,371
LOVTRC	2,753,806	7,607,422
M3GREI	16,297	13,285
M3GRES	1,176,830	97,762
MEGSS	1,133,800	405,632
MMCGSC	1,479,694	796,263
MNDIC	114,545	302,615
MNDSC	1,351,986	207,271
MV2EEI	4,256	4,642
MV2EES	169,798	100,786
MV2IGI	782,533	410,610
MV2RIS	3,422,011	2,711,134
MV3LMI	11,246	9,010
MV3LMS	57,310	3,125
MV3MVI	368,540	290,572
MV3MVS	510,333	652,687
MVBRES	1,149,260	492,817
MVFIC	1,408,708	1,100,416
MVFSC	22,710,261	36,398,073
MVIGIC	233,289	195,956
MVIVSC	12,911,862	19,950,088
MVRBSS	2,308,764	1,293,641
MSEM	654,252	775,086
MSVEG	5,150,978	6,830,253
MSVMG	861,614	914,914
DTRTFB	179,009	70,211
EIF	2,636,646	2,288,219
GBF	24,479,394	63,948,759
GEM	1,841,749	2,910,346
GIG	4,172,146	3,226,076
GVAAA2	2,319,646	705,645
GVABD2	120,897	226,950
GVAGG2	914,696	1,049,231
GVAGI2	541,753	914,106
GVAGR2	1,452,889	1,660,601
GVDMA	6,079,787	20,714,532
GVDMC	4,544,974	5,107,417
GVEX1	5,140,821	4,348,009
GVIDA	4,771,214	5,298,419
GVIDC	3,392,136	4,574,473
GVIDM	6,995,949	11,934,152
GVIX2	1,191,125	269,382
HIBF	4,356,049	5,299,871
IDPG	109,838	9,360
IDPGI	129,665	901
MCIF	23,966,084	31,535,397
MSBF	2,141,145	1,311,547
NCPG	144,579	66,586
NCPGI	2,402	1,656

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

NJMDEY	3,106	552
NJNDE2	5,071	3,933
NVAMV1	3,502,899	4,206,718
NVAMVX	5,107,002	3,240,806
NVBX	20,292,879	114,856,388
NVCBD1	258,347	460,593
NVCCA1	719,097	830,663
NVCCN1	878,967	771,807
NVCMA1	860,786	930,075
NVCMC1	1,739,130	1,863,898
NVCMD1	726,558	3,972,696
NVCRA1	1,296,551	863,280
NVCRB1	1,844,669	2,018,865
NVDBL2	18,580	240,859
NVDCA2	2,433	56,653
NVDCAP	23,591	16,444
NVFIII	6,375	1,613
NVGEII	80,602	15,233
NVIDMP	937,237	512,968
NVIE6	5,676	6,170
NVIX	26,551,607	25,265,842
NVLCP1	1,746,450	1,246,954
NVMIG1	577,853	3,623,352
NVMIVX	722,650	1,090,943
NVMLG1	7,956,734	4,723,336
NVMMG1	991,728	4,434,192
NVMMV1	2,128,202	3,198,205
NVMMV2	545,595	793,589
NVNMO1	7,747,359	1,449,353
NVNSR1	34,304	12,029
NVOLG1	4,015,884	24,717,294
NVRE1	3,238,209	5,486,677
NVSIX2	1,498,558	1,358,101
NVSIXD	169,691	61,397
NVSTB1	120,661,332	8,642,955
NVSTB2	202,739	523,091
NVTIV3	404,393	392,702
SAM	16,186,110	20,727,714
SAM5	252,300,511	206,805,147
SCF	5,100,411	6,735,695
SCGF	6,289,241	8,112,399
SCVF	4,061,315	6,856,424
TRF	2,848,533	3,352,136
AMCG	340,660	508,821
AMMCGS	402,340	160,057
AMRI	2,544	7,011
AMSRS	150,549	222,784
AMTB	2,980,773	2,358,619
NOTB3	6,087	16,094
NOTG3	4,748	2,407
NOTMG3	6,412	6,299
MNVFRI	4,561,710	673,747
MNVFRS	541,072	141,238
PMVAAA	1,123,357	1,044,886
PMVFBA	257,209	92,237
PMVFHA	6,344,766	5,393,753
PMVGBA	429,493	908,503
PMVHYA	432,369	393,936
PMVID	2,230,035	2,961,282
PMVII	166,776	35,932

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

PMVLDA	8,649,898	11,464,199
PMVLGA	434,960	1,124,825
PMVRRA	6,373,700	9,580,379
PMVRSA	75,344	78,800
PMVTRA	8,436,535	21,273,480
PVSTA	173,104	323,560
PVEIB	1,289,156	253,665
PVGOB	1,646,186	2,135,836
PVNOB	234,673	61,391
PVTIGB	72,785	75,940
PVTSCB	1,527,199	1,401,980
ROCMC	217,254	590,357
TRBCGP	34,387,519	39,982,766
TREI2	3,250,208	3,481,126
TRHS2	2,438,925	1,912,445
TRLT1	5,688,471	3,071,683
TRMCG2	3,580,204	13,333,220
TRMCGP	16,776	827
TRNAG1	15,481,993	18,593,356
TRPSB1	1,933,858	2,396,916
VWEM	294,763	1,380,939
VWHA	1,821,957	3,679,276
VVB	5,067,766	2,209,009
VVCG	47,313	40,507
VVDV	13,615,653	1,494,656
VVEI	974,159	1,774,090
VVEIX	569,129	293,512
VVG	2,038,112	3,877,409
VVGBI	53,831	3,574
VVHGB	6,129,876	32,958,648
VVHYB	3,993	1,937
VVI	1,607,551	3,125,868
VVMCI	2,197,977	4,602,445
VVREI	794,852	869,561
VVSCG	3,208,324	2,379,598
VVSTC	3,881,805	821,472
VVTISI	2,291,173	2,212,577
VVTSM	924,164	32,364
VRVDRI	3,961,151	4,177,041

* Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

(9) Financial Highlights

The Company offers several variable life products through the Separate Account that have unique combinations of features and fees that are assessed to the policyholder. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life insurance policies as of December 31, 2024, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2024. The information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented.

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Sustainable Global Thematic Portfolio: Class B (ABTGB)
2024	0.00%			156	$11.79			$1,840	0.00%	5.96%
2023	0.00%			159	11.13			1,768	0.02%	11.27%			****
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Dynamic Asset Allocation Portfolio: Class A (ALVDAA)
2024	0.00%			2,013	17.93			36,098	1.35%	10.65%
2023	0.00%			2,261	16.20			36,634	0.82%	13.70%
2022	0.00%			4,167	14.25			59,383	3.55%	-18.45%
2021	0.00%			1,635	17.47			28,571	1.99%	9.67%
2020	0.00%			1,451	15.93			23,119	1.74%	5.02%
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A (ALVGIA)
2024	0.00%	to	0.25%	553,293	72.16	to	68.24	38,859,113	1.52%	13.02%	to	12.74%
2023	0.00%	to	0.25%	535,426	63.84	to	60.53	33,231,996	1.46%	12.03%	to	11.75%
2022	0.00%	to	0.25%	601,507	56.99	to	54.17	33,246,536	1.42%	-4.19%	to	-4.43%
2021	0.00%	to	0.25%	567,003	59.48	to	56.68	32,672,925	0.84%	28.16%	to	27.84%
2020	0.00%	to	0.25%	577,227	46.41	to	44.34	25,991,257	1.57%	2.72%	to	2.46%
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class A (ALVIVA)
2024	0.00%	to	0.25%	422,131	11.63	to	11.10	4,849,536	2.76%	5.07%	to	4.80%
2023	0.00%	to	0.25%	418,654	11.07	to	10.59	4,576,673	0.82%	15.15%	to	14.86%
2022	0.00%	to	0.25%	391,129	9.62	to	9.22	3,717,640	4.64%	-13.61%	to	-13.83%
2021	0.00%	to	0.25%	395,578	11.13	to	10.70	4,352,014	1.77%	11.08%	to	10.81%
2020	0.00%	to	0.25%	393,562	10.02	to	9.66	3,894,256	1.98%	2.47%	to	2.21%
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class B (ALVIVB)
2024	0.00%			18,944	14.23			269,503	2.00%	4.81%
2023	0.00%			40,266	13.57			546,553	0.72%	14.83%
2022	0.00%			12,282	11.82			145,180	2.84%	-13.79%
2021	0.00%			17,681	13.71			242,444	8.48%	10.85%
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Discovery Value Portfolio: Class A (ALVSVA)
2024	0.00%	to	0.25%	222,551	81.85	to	77.53	18,108,205	0.88%	10.02%	to	9.74%
2023	0.00%	to	0.25%	245,777	74.39	to	70.65	18,183,749	1.06%	17.18%	to	16.89%
2022	0.00%	to	0.25%	244,818	63.49	to	60.44	15,442,571	1.12%	-15.63%	to	-15.84%
2021	0.00%	to	0.25%	250,243	75.25	to	71.82	18,693,636	0.78%	35.95%	to	35.61%
2020	0.00%	to	0.25%	260,144	55.35	to	52.96	14,255,486	1.06%	3.37%	to	3.11%
Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (SVDF)
2024	0.00%	to	0.25%	453,522	42.83	to	41.02	19,294,364	0.00%	18.13%	to	17.84%
2023	0.00%	to	0.25%	483,591	36.25	to	34.81	17,409,169	0.00%	20.14%	to	19.84%
2022	0.00%	to	0.25%	533,550	30.18	to	29.05	15,950,207	0.00%	-37.85%	to	-38.00%
2021	0.00%	to	0.25%	586,509	48.55	to	46.85	28,174,829	0.00%	-5.04%	to	-5.28%
2020	0.00%	to	0.25%	644,734	51.13	to	49.46	32,612,947	0.00%	62.65%	to	62.24%
Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)
2024	0.10%			155,199	68.16			10,577,723	0.05%	14.93%
2023	0.10%			162,268	59.30			9,622,674	0.00%	26.37%
2022	0.10%			162,258	46.93			7,614,032	0.00%	-20.89%
2021	0.10%			163,407	59.31			9,692,259	0.04%	24.65%
2020	0.00%	to	0.25%	182,183	48.58	to	46.13	8,449,644	0.44%	21.00%	to	20.70%
Allspring Variable Trust - VT Small Cap Growth Fund: Class 2 (WFVSCG)
2024	0.00%	to	0.25%	206,378	37.93	to	36.33	7,709,559	0.00%	18.70%	to	18.40%
2023	0.00%	to	0.25%	322,861	31.96	to	30.68	10,147,577	0.00%	4.11%	to	3.85%
2022	0.00%	to	0.25%	268,855	30.70	to	29.55	8,120,575	0.00%	-34.42%	to	-34.59%
2021	0.00%	to	0.25%	256,359	46.81	to	45.17	11,759,945	0.00%	7.64%	to	7.37%
2020	0.00%	to	0.25%	237,092	43.48	to	42.07	10,128,757	0.00%	57.78%	to	57.39%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
American Funds Insurance Series(R) - Asset Allocation Fund: Class 2 (AMVAA2)
2024	0.00%	to	0.25%	462,935	32.47	to	31.10	14,715,506	2.17%	16.44%	to	16.15%
2023	0.00%	to	0.25%	471,981	27.89	to	26.78	12,908,320	2.20%	14.27%	to	13.98%
2022	0.00%	to	0.25%	553,881	24.40	to	23.49	13,235,403	1.96%	-13.40%	to	-13.62%
2021	0.00%	to	0.25%	542,524	28.18	to	27.20	14,972,180	1.53%	15.10%	to	14.81%
2020	0.00%	to	0.25%	573,430	24.48	to	23.69	13,753,760	1.63%	12.46%	to	12.18%
American Funds Insurance Series(R) - Washington Mutual Investors Fund: Class 2 (AMVBC2)
2024	0.00%	to	0.20%	93,931	13.85	to	13.78	1,298,494	3.04%	19.14%	to	18.90%
2023	0.00%	to	0.20%	14,457	11.62	to	11.59	167,642	6.08%	17.29%	to	17.05%
2022	0.00%			1,365	9.91			13,528	0.00%	-0.89%			****
American Funds Insurance Series(R) - Washington Mutual Investors Fund: Class 4 (AMVBC4)
2024	0.00%			50,860	13.76			699,797	1.80%	18.85%
2023	0.00%			24,295	11.58			281,255	1.94%	16.97%
2022	0.00%			14,976	9.90			148,217	2.33%	-1.03%			****
American Funds Insurance Series(R) - The Bond Fund of America: Class 2 (AMVBD2)
2024	0.10%	to	0.20%	2,800,790	14.59	to	14.34	40,871,643	4.03%	1.05%	to	0.95%
2023	0.10%	to	0.20%	3,712,887	14.44	to	14.21	53,617,038	3.49%	4.91%	to	4.81%
2022	0.10%	to	0.25%	3,757,406	13.76	to	13.45	51,708,841	2.95%	-12.67%	to	-12.80%
2021	0.10%	to	0.25%	3,807,023	15.76	to	15.43	59,991,619	1.41%	-0.41%	to	-0.56%
2020	0.10%	to	0.25%	3,852,883	15.83	to	15.51	60,963,144	2.05%	9.62%	to	9.46%
American Funds Insurance Series(R) - Capital World Bond Fund: Class 2 (AMVGB2)
2024	0.00%	to	0.20%	287,765	9.32	to	9.21	2,661,756	1.59%	-3.04%	to	-3.23%
2023	0.00%	to	0.25%	413,717	9.61	to	9.50	3,958,448	0.00%	6.14%	to	5.87%
2022	0.00%	to	0.25%	466,708	9.05	to	8.97	4,208,894	0.24%	-17.69%	to	-17.90%
2021	0.00%	to	0.25%	430,794	11.00	to	10.93	4,717,360	2.01%	-4.92%	to	-5.16%
2020	0.00%	to	0.25%	255,848	11.57	to	11.52	2,951,907	2.41%	9.90%	to	9.62%	****
American Funds Insurance Series(R) - Growth-Income Fund: Class 2 (AMVGI2)
2024	0.00%	to	0.20%	178,446	20.27	to	20.04	3,615,462	1.25%	24.23%	to	23.98%
2023	0.00%	to	0.20%	138,696	16.32	to	16.16	2,261,997	1.43%	26.14%	to	25.89%
2022	0.00%	to	0.25%	129,393	12.93	to	12.82	1,673,313	1.33%	-16.49%	to	-16.70%
2021	0.00%	to	0.25%	104,260	15.49	to	15.39	1,614,656	1.18%	24.10%	to	23.79%
2020	0.00%	to	0.25%	93,725	12.48	to	12.43	1,169,808	2.16%	13.55%	to	13.26%
American Funds Insurance Series(R) - Growth Fund: Class 2 (AMVGR2)
2024	0.00%	to	0.25%	823,075	68.89	to	66.03	55,515,245	0.32%	31.63%	to	31.29%
2023	0.00%	to	0.25%	1,006,100	52.34	to	50.29	51,545,919	0.36%	38.48%	to	38.14%
2022	0.00%	to	0.25%	1,108,707	37.80	to	36.41	40,988,066	0.33%	-29.94%	to	-30.11%
2021	0.00%	to	0.25%	1,070,176	53.95	to	52.09	56,308,810	0.22%	21.99%	to	21.68%
2020	0.00%	to	0.25%	1,151,502	44.22	to	42.81	49,555,520	0.32%	52.08%	to	51.70%
American Funds Insurance Series(R) - Global Small Capitalization Fund: Class 2 (AMVGS2)
2024	0.00%	to	0.25%	159,310	21.94	to	21.03	3,391,572	1.06%	2.33%	to	2.07%
2023	0.00%	to	0.25%	166,893	21.44	to	20.60	3,477,272	0.28%	16.17%	to	15.88%
2022	0.00%	to	0.25%	153,871	18.46	to	17.78	2,761,182	0.00%	-29.55%	to	-29.73%
2021	0.00%	to	0.25%	137,954	26.20	to	25.30	3,522,508	0.00%	6.74%	to	6.47%
2020	0.00%	to	0.25%	117,032	24.54	to	23.76	2,794,726	0.18%	29.72%	to	29.40%
American Funds Insurance Series(R) - Global Small Capitalization Fund: Class 4 (AMVGS4)
2024	0.00%			4,027	11.06			44,523	0.90%	2.12%
2023	0.00%			3,907	10.83			42,302	0.02%	8.27%			****
American Funds Insurance Series(R) - U.S. Government Securities Fund: Class 2 (AMVGV2)
2024	0.00%	to	0.20%	18,067	9.92	to	9.87	178,686	5.14%	0.75%	to	0.54%
2023	0.00%	to	0.20%	5,945	9.85	to	9.81	58,429	2.01%	2.89%	to	2.68%
2022	0.00%	to	0.25%	9,123	9.57	to	9.55	87,160	3.48%	-4.31%	to	-4.47%	****
American Funds Insurance Series(R) - International Fund: Class 2 (AMVI2)
2024	0.00%	to	0.25%	1,258,835	16.25	to	15.70	20,096,222	1.19%	3.16%	to	2.90%
2023	0.00%	to	0.25%	1,318,669	15.75	to	15.26	20,414,295	1.24%	15.84%	to	15.56%
2022	0.00%	to	0.25%	1,582,881	13.59	to	13.20	21,155,519	1.70%	-20.79%	to	-20.98%
2021	0.00%	to	0.25%	1,667,203	17.16	to	16.71	28,123,655	2.42%	-1.50%	to	-1.74%
2020	0.00%	to	0.25%	1,744,578	17.42	to	17.01	29,888,214	0.67%	13.97%	to	13.69%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
American Funds Insurance Series(R) - New World Fund: Class 2 (AMVNW2)
2024	0.00%	to	0.25%	818,316	18.67	to	18.27	15,116,671	1.33%	6.56%	to	6.29%
2023	0.00%	to	0.25%	706,916	17.52	to	17.18	12,273,106	1.57%	16.00%	to	15.71%
2022	0.00%	to	0.25%	635,585	15.10	to	14.85	9,512,091	1.22%	-22.10%	to	-22.29%
2021	0.00%	to	0.25%	2,507,093	19.38	to	19.11	48,299,694	0.87%	4.92%	to	4.66%
2020	0.00%	to	0.25%	2,379,885	18.48	to	18.26	43,742,283	0.06%	23.58%	to	23.27%
Pioneer Variable Contracts Trust - Pioneer High Yield VCT Portfolio: Class I (PIHYB1)
2024	0.10%	to	0.20%	44,468	40.48	to	39.58	1,791,857	5.75%	8.59%	to	8.48%
2023	0.10%	to	0.20%	56,774	37.27	to	36.49	2,108,937	5.58%	11.23%	to	11.12%
2022	0.10%	to	0.25%	73,715	33.51	to	32.50	2,455,963	5.09%	-11.29%	to	-11.42%
2021	0.10%	to	0.25%	93,320	37.77	to	36.69	3,507,061	5.14%	5.60%	to	5.44%
2020	0.00%	to	0.25%	112,418	36.43	to	34.80	3,991,717	5.39%	2.48%	to	2.23%
BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class I (BRVHYI)
2024	0.00%	to	0.25%	1,666,449	15.84	to	15.43	26,068,756	6.84%	8.26%	to	7.99%
2023	0.00%	to	0.25%	1,576,768	14.63	to	14.29	22,793,478	6.49%	13.21%	to	12.93%
2022	0.00%	to	0.25%	1,602,446	12.92	to	12.66	20,476,202	5.24%	-10.35%	to	-10.57%
2021	0.00%	to	0.25%	1,634,147	14.41	to	14.15	23,317,657	4.49%	5.34%	to	5.08%
2020	0.00%	to	0.25%	1,529,228	13.68	to	13.47	20,708,453	5.28%	7.27%	to	7.00%
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II (MLVGA2)
2024	0.00%	to	0.25%	369,854	28.16	to	15.26	9,250,844	1.15%	9.09%	to	8.81%
2023	0.00%	to	0.25%	439,543	25.81	to	14.03	9,700,514	2.14%	12.60%	to	12.32%
2022	0.00%	to	0.25%	448,371	22.93	to	12.49	9,135,343	0.00%	-15.99%	to	-16.20%
2021	0.00%	to	0.25%	498,612	27.29	to	14.90	12,026,039	0.78%	6.55%	to	6.28%
2020	0.00%	to	0.25%	480,157	25.61	to	14.02	11,095,739	1.17%	20.80%	to	20.50%
BlackRock Variable Series Funds, Inc. - BlackRock Advantage Large Cap Core V.I. Fund: Class II (MLVLC2)
2024	0.10%	to	0.20%	23,646	62.48	to	61.27	1,452,396	0.62%	25.15%	to	25.03%
2023	0.10%	to	0.20%	22,623	49.93	to	49.00	1,111,165	0.73%	24.90%	to	24.78%
2022	0.10%	to	0.20%	23,418	39.97	to	39.27	921,861	0.80%	-20.25%	to	-20.33%
2021	0.10%	to	0.20%	23,705	50.12	to	49.29	1,171,120	1.34%	28.07%	to	27.95%
2020	0.00%	to	0.20%	24,912	39.75	to	38.53	962,124	0.80%	19.66%	to	19.42%
BNY Mellon Variable Investment Fund - Government Money Market Portfolio (BYVGMM)
2024	0.00%	to	0.10%	95,414	10.31	to	10.30	982,851	3.04%	3.08%	to	3.01%	****
BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)
2024	0.00%	to	0.25%	45,449	84.61	to	55.25	3,065,583	0.42%	12.81%	to	12.52%
2023	0.00%	to	0.25%	54,137	75.00	to	49.10	3,192,810	0.71%	20.97%	to	20.67%
2022	0.00%	to	0.25%	62,655	62.00	to	40.69	3,025,774	0.65%	-18.06%	to	-18.27%
2021	0.00%	to	0.25%	81,013	75.67	to	49.79	4,683,481	0.43%	27.13%	to	26.81%
2020	0.00%	to	0.25%	436,455	59.52	to	39.26	24,714,500	0.78%	23.69%	to	23.38%
BNY Mellon Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares (DSC)
2024	0.00%			23,777	42.44			1,009,018	0.70%	4.62%
2023	0.00%			24,577	40.56			996,932	0.33%	9.28%
2022	0.00%			25,586	37.12			949,717	0.00%	-16.62%
2021	0.00%			30,022	44.52			1,336,502	0.11%	16.46%
2020	0.00%			33,924	38.23			1,296,751	0.62%	19.89%
BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)
2024	0.00%	to	0.25%	14,423,964	92.89	to	62.66	1,039,643,766	1.18%	24.66%	to	24.35%
2023	0.00%	to	0.25%	14,354,276	74.51	to	50.39	831,802,571	1.42%	25.93%	to	25.61%
2022	0.00%	to	0.25%	17,631,778	59.17	to	40.11	799,892,882	1.35%	-18.32%	to	-18.52%
2021	0.00%	to	0.25%	18,012,070	72.44	to	49.23	997,251,899	1.15%	28.41%	to	28.09%
2020	0.00%	to	0.25%	18,895,784	56.41	to	38.43	811,042,302	1.60%	18.01%	to	17.71%
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)
2024	0.00%	to	0.10%	245,603	69.39	to	49.31	16,873,985	0.53%	24.89%	to	24.76%
2023	0.00%	to	0.10%	268,923	55.56	to	39.52	14,800,893	0.73%	23.82%	to	23.70%
2022	0.00%	to	0.10%	291,014	44.87	to	31.95	12,945,418	0.53%	-22.87%	to	-22.95%
2021	0.00%	to	0.10%	313,751	58.18	to	41.46	18,108,306	0.76%	27.00%	to	26.87%
2020	0.00%	to	0.10%	346,524	45.81	to	32.68	15,685,517	1.08%	24.14%	to	24.02%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
BNY Mellon Investment Portfolios - MidCap Stock Portfolio: Initial Shares (DVMCS)
2024	0.00%	to	0.25%	21,108	69.04	to	65.29	1,407,524	0.83%	12.62%	to	12.33%
2023	0.00%	to	0.25%	23,833	61.31	to	58.12	1,414,008	0.87%	18.31%	to	18.02%
2022	0.00%	to	0.25%	40,900	51.82	to	49.25	2,041,656	0.74%	-14.08%	to	-14.29%
2021	0.00%	to	0.25%	42,610	60.31	to	57.46	2,477,026	0.73%	25.88%	to	25.57%
2020	0.00%	to	0.25%	59,486	47.91	to	45.76	2,744,403	0.89%	8.11%	to	7.84%
BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)
2024	0.00%	to	0.25%	1,477,345	65.41	to	61.80	94,508,170	1.18%	7.96%	to	7.69%
2023	0.00%	to	0.25%	1,744,064	60.58	to	57.39	102,942,949	1.06%	15.39%	to	15.10%
2022	0.00%	to	0.25%	1,965,893	52.51	to	49.86	100,324,592	0.92%	-16.65%	to	-16.86%
2021	0.00%	to	0.25%	2,859,243	62.99	to	59.97	175,293,823	0.67%	26.14%	to	25.83%
2020	0.00%	to	0.25%	3,052,369	49.94	to	47.66	148,133,011	1.06%	10.64%	to	10.36%
Calvert Variable Trust, Inc. - CVT S&P 500 Index Portfolio: Class I (CVSPIP)
2024	0.10%			6,291	36.35			228,676	1.37%	24.51%
2023	0.10%			6,170	29.19			180,122	0.97%	25.80%
2022	0.10%	to	0.25%	18,420	23.21	to	22.91	422,723	1.29%	-18.42%	to	-18.54%
2021	0.10%	to	0.25%	26,661	28.45	to	28.12	750,579	1.32%	28.29%	to	28.10%
2020	0.10%	to	0.25%	32,256	22.17	to	21.95	708,700	1.07%	17.98%	to	17.81%
Calvert Variable Series, Inc. - Calvert VP SRI Mid Cap Portfolio (CVSRMC)
2024	0.00%			11,770	10.40			122,399	0.12%	10.22%
Schwab Annuity Portfolios - Schwab(R) S&P 500 Index Portfolio (SASP5I)
2024	0.00%	to	0.10%	5,073,774	21.64	to	19.43	100,474,529	1.44%	24.95%	to	24.83%
2023	0.00%	to	0.10%	5,583,486	17.32	to	15.56	87,854,697	1.45%	26.22%	to	26.10%
2022	0.00%	to	0.25%	5,650,190	13.72	to	12.29	69,942,923	1.29%	-18.12%	to	-18.32%
2021	0.00%	to	0.25%	6,563,596	16.75	to	15.05	99,144,530	1.32%	28.67%	to	28.35%
2020	0.00%	to	0.25%	7,486,477	13.02	to	11.72	87,825,581	1.14%	18.28%	to	17.22%	****
Davis Variable Account Fund, Inc. - Davis Equity Portfolio (DAVVL)
2024	0.00%	to	0.20%	186,089	34.51	to	33.34	6,353,756	1.04%	18.05%	to	17.82%
2023	0.00%	to	0.25%	203,189	29.23	to	28.07	5,864,103	1.32%	32.63%	to	32.30%
2022	0.00%	to	0.25%	223,269	22.04	to	21.22	4,804,531	1.33%	-20.13%	to	-20.33%
2021	0.00%	to	0.25%	211,113	27.60	to	26.63	5,699,706	0.60%	17.85%	to	17.56%
2020	0.00%	to	0.25%	204,804	23.42	to	22.65	4,710,531	0.72%	11.72%	to	11.44%
Delaware VIP Trust - Macquarie VIP Emerging Markets Series: Service Class (DWVEMS)
2024	0.10%	to	0.20%	324,972	14.93	to	14.75	4,792,890	2.17%	4.66%	to	4.56%
2023	0.10%	to	0.20%	328,588	14.27	to	14.10	4,634,922	1.35%	13.33%	to	13.22%
2022	0.10%	to	0.20%	375,196	12.59	to	12.46	4,674,304	3.79%	-27.88%	to	-27.96%
2021	0.10%	to	0.20%	376,860	17.46	to	17.29	6,516,872	0.06%	-3.23%	to	-3.32%
2020	0.00%	to	0.25%	380,523	18.20	to	17.81	6,805,948	0.48%	24.69%	to	24.38%
Delaware VIP Trust - Macquarie VIP Small Cap Value Series: Service Class (DWVSVS)
2024	0.00%	to	0.25%	453,339	29.13	to	28.15	12,955,496	1.07%	11.02%	to	10.74%
2023	0.00%	to	0.25%	719,235	26.24	to	25.42	18,528,698	0.67%	9.10%	to	8.82%
2022	0.00%	to	0.25%	857,458	24.05	to	23.36	20,238,465	0.52%	-12.36%	to	-12.57%
2021	0.00%	to	0.25%	861,178	27.44	to	26.72	23,190,699	0.61%	34.01%	to	33.68%
2020	0.00%	to	0.25%	896,753	20.48	to	19.99	18,037,109	1.06%	-2.18%	to	-2.42%
DFA Investment Dimensions Group Inc. - VA Equity Allocation Portfolio: Institutional Class (DFVEA)
2022	0.00%			1,679	13.12			22,033	0.46%	-13.68%
2021	0.00%			704	15.20			10,703	4.54%	24.37%			****
DFA Investment Dimensions Group Inc. - VA Global Moderate Allocation Portfolio: Institutional Class (DFVGMI)
2024	0.00%			64,259	17.45			1,121,352	3.43%	11.99%
2023	0.00%			22,997	15.58			358,337	2.35%	14.72%
2022	0.00%			18,291	13.58			248,433	1.79%	-10.96%
2021	0.00%			8,681	15.25			132,417	1.29%	14.20%
2020	0.00%			14,568	13.36			194,578	1.52%	11.29%
DFA Investment Dimensions Group Inc. - VIT Inflation-Protected Securities Portfolio: Institutional Class (DFVIPS)
2024	0.00%	to	0.10%	361,598	12.07	to	11.81	4,277,790	2.66%	1.88%	to	1.78%
2023	0.00%	to	0.10%	452,625	11.85	to	11.60	5,267,215	3.52%	4.02%	to	3.92%
2022	0.00%	to	0.25%	577,869	11.39	to	11.06	6,460,263	7.50%	-12.45%	to	-12.67%
2021	0.00%	to	0.25%	591,179	13.01	to	12.66	7,546,948	4.36%	5.58%	to	5.32%
2020	0.00%	to	0.25%	626,952	12.32	to	12.02	7,573,340	1.31%	11.72%	to	11.44%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
DFA Investment Dimensions Group Inc. - VA International Small Portfolio (DFVIS)
2024	0.00%			3,434	16.20			55,646	3.99%	3.82%
2023	0.00%			2,463	15.61			38,440	3.79%	14.11%
2022	0.00%			1,495	13.68			20,449	3.25%	-17.64%
2021	0.00%			1,251	16.61			20,777	2.56%	14.56%
2020	0.00%			1,696	14.50			24,587	3.61%	9.41%
DFA Investment Dimensions Group Inc. - VA International Value Portfolio (DFVIV)
2024	0.00%	to	0.10%	32,720	14.77	to	11.81	414,765	4.61%	6.62%	to	6.52%
2023	0.00%			4,436	13.85			61,459	1.32%	17.86%
2022	0.00%			6,449	11.75			75,805	3.37%	-3.46%
2021	0.00%			6,182	12.18			75,269	5.08%	18.11%
2020	0.00%			4,766	10.31			49,129	4.53%	-1.76%			****
DFA Investment Dimensions Group Inc. - VA U.S. Large Value Portfolio (DFVULV)
2024	0.00%			163,981	16.37			2,683,839	0.88%	13.38%
2023	0.00%	to	0.10%	889,294	14.43	to	14.41	12,814,732	2.32%	10.92%	to	10.81%
2022	0.00%	to	0.25%	912,888	13.01	to	12.94	11,828,335	2.08%	-4.88%	to	-5.12%
2021	0.00%	to	0.25%	931,888	13.68	to	13.63	12,745,669	1.72%	27.04%	to	26.72%
2020	0.00%	to	0.25%	1,002,523	10.77	to	10.76	10,792,572	2.20%	-1.37%	to	-1.62%
DFA Investment Dimensions Group Inc. - VA U.S. Targeted Value Portfolio (DFVUTV)
2024	0.00%	to	0.10%	356,471	23.87	to	23.64	8,432,011	1.47%	8.14%	to	8.03%
2023	0.00%	to	0.10%	323,045	22.07	to	21.88	7,073,421	1.69%	20.03%	to	19.91%
2022	0.00%	to	0.25%	274,358	18.39	to	18.04	5,001,560	1.32%	-4.21%	to	-4.45%
2021	0.00%	to	0.25%	249,159	19.20	to	18.88	4,746,289	1.67%	39.68%	to	39.33%
2020	0.00%	to	0.25%	164,361	13.74	to	13.55	2,233,405	1.82%	3.98%	to	3.72%
Deutsche DWS Variable Series II - DWS Global Income Builder VIP: Class A (DSGIBA)
2024	0.00%			42,899	17.23			739,157	3.64%	9.10%
2023	0.00%			45,322	15.79			715,755	2.46%	14.89%
2022	0.00%			32,917	13.75			452,463	3.61%	-14.98%
2021	0.00%			13,452	16.17			217,489	2.24%	10.95%
2020	0.00%			13,532	14.57			197,181	3.12%	8.28%
Deutsche DWS Variable Series II - DWS Small Mid Cap Value VIP: Class B (SVSSVB)
2024	0.10%			5,124	24.54			125,758	0.81%	5.69%
2023	0.10%	to	0.20%	5,391	23.22	to	22.85	125,131	0.80%	14.47%	to	14.36%
2022	0.10%	to	0.20%	5,725	20.29	to	19.98	115,983	0.46%	-16.22%	to	-16.31%
2021	0.10%	to	0.20%	6,055	24.21	to	23.87	146,484	0.85%	29.91%	to	29.78%
2020	0.00%	to	0.20%	6,299	18.89	to	18.39	117,330	1.22%	-1.11%	to	-1.30%
Eaton Vance Variable Trust - Eaton Vance VT Floating-Rate Income Fund: Initial Class (ETVFR)
2024	0.00%	to	0.25%	1,047,535	16.43	to	15.88	16,941,199	7.92%	7.68%	to	7.41%
2023	0.00%	to	0.25%	1,430,451	15.26	to	14.78	21,509,363	8.20%	11.21%	to	10.93%
2022	0.00%	to	0.25%	1,556,108	13.72	to	13.32	20,840,138	4.47%	-2.74%	to	-2.98%
2021	0.00%	to	0.25%	2,314,069	14.11	to	13.73	32,050,768	2.89%	3.63%	to	3.37%
2020	0.00%	to	0.25%	1,903,987	13.61	to	13.29	25,367,931	3.30%	2.00%	to	1.74%
Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)
2024	0.00%	to	0.20%	705,648	27.66	to	26.27	19,293,751	2.94%	3.89%	to	3.68%
2023	0.00%	to	0.20%	718,118	26.62	to	25.34	18,910,337	2.63%	6.14%	to	5.93%
2022	0.00%	to	0.20%	740,388	25.08	to	23.92	18,381,616	2.58%	-9.28%	to	-9.46%
2021	0.00%	to	0.25%	780,828	27.65	to	26.12	21,379,592	2.66%	-1.40%	to	-1.64%
2020	0.00%	to	0.25%	812,330	28.04	to	26.56	22,440,577	2.78%	8.12%	to	7.85%
Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares (FVU2)
2024	0.00%			63,837	14.19			905,687	2.22%	15.56%
2023	0.00%			66,211	12.28			812,914	1.90%	8.68%
2022	0.00%			70,758	11.30			799,336	1.86%	-13.75%
2021	0.00%			71,964	13.10			942,615	1.69%	18.51%
2020	0.00%			68,791	11.05			760,314	2.64%	0.93%
Federated Hermes Insurance Series - Federated Hermes Fund for U.S. Government Securities II (FVUS2)
2024	0.00%	to	0.20%	140	10.25	to	10.11	1,423	4.49%	0.58%	to	0.38%
2023	0.00%	to	0.20%	27,695	10.19	to	10.07	280,419	2.95%	4.19%	to	3.98%
2022	0.00%	to	0.25%	44,377	9.78	to	9.66	431,293	1.97%	-12.55%	to	-12.77%
2021	0.00%	to	0.25%	79,357	11.18	to	11.08	884,660	2.40%	-2.04%	to	-2.29%
2020	0.00%	to	0.25%	164,271	11.41	to	11.34	1,872,927	0.34%	5.21%	to	4.95%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Fidelity Variable Insurance Products Fund - VIP Contrafund(R) Portfolio: Service Class (FCS)
2024	0.00%	to	0.25%	617,084	145.57	to	94.15	65,137,042	0.09%	33.63%	to	33.30%
2023	0.00%	to	0.25%	587,828	108.94	to	70.63	46,035,231	0.42%	33.34%	to	33.01%
2022	0.00%	to	0.25%	577,520	81.70	to	53.10	32,957,715	0.38%	-26.38%	to	-26.57%
2021	0.00%	to	0.25%	655,947	110.98	to	72.31	50,687,945	0.05%	27.71%	to	27.39%
2020	0.00%	to	0.25%	673,767	86.90	to	56.77	40,265,968	0.14%	30.43%	to	30.10%
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class (FEIS)
2024	0.00%	to	0.25%	1,224,241	63.69	to	48.71	74,777,394	1.73%	15.24%	to	14.96%
2023	0.00%	to	0.25%	1,296,971	55.27	to	42.38	68,577,885	1.83%	10.53%	to	10.26%
2022	0.00%	to	0.25%	1,383,337	50.00	to	38.43	65,961,627	1.81%	-5.09%	to	-5.32%
2021	0.00%	to	0.25%	1,453,165	52.68	to	40.59	73,227,880	1.81%	24.83%	to	24.52%
2020	0.00%	to	0.25%	1,516,795	42.20	to	32.60	61,255,632	1.74%	6.55%	to	6.28%
Fidelity Variable Insurance Products - Emerging Markets Portfolio - Service Class (FEMS)
2024	0.00%	to	0.20%	804,487	13.26	to	13.08	10,582,473	1.38%	9.87%	to	9.65%
2023	0.00%	to	0.25%	761,402	12.07	to	11.90	9,129,238	1.95%	9.61%	to	9.34%
2022	0.00%	to	0.25%	1,017,714	11.01	to	10.88	11,141,492	1.67%	-20.26%	to	-20.46%
2021	0.00%	to	0.25%	998,192	13.81	to	13.68	13,708,334	1.97%	-2.28%	to	-2.53%
2020	0.00%	to	0.25%	1,016,041	14.13	to	14.03	14,285,086	0.87%	31.17%	to	30.85%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class (FF10S)
2024	0.00%	to	0.10%	90,719	27.77	to	27.23	2,511,549	3.45%	5.26%	to	5.16%
2023	0.00%	to	0.10%	88,157	26.38	to	25.90	2,321,159	3.55%	9.28%	to	9.17%
2022	0.00%	to	0.25%	118,512	24.15	to	23.10	2,855,398	2.08%	-13.57%	to	-13.78%
2021	0.00%	to	0.25%	129,361	27.94	to	26.80	3,602,861	0.92%	5.79%	to	5.53%
2020	0.00%	to	0.25%	132,543	26.41	to	25.39	3,487,832	1.58%	12.39%	to	12.11%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2015 Portfolio: Service Class (FF15S)
2024	0.00%	to	0.25%	244,965	23.43	to	22.48	5,636,387	3.10%	6.34%	to	6.07%
2023	0.00%	to	0.25%	290,963	22.03	to	21.19	6,305,032	3.50%	10.86%	to	10.58%
2022	0.00%	to	0.25%	420,417	19.88	to	19.16	8,198,932	2.04%	-14.66%	to	-14.88%
2021	0.00%	to	0.25%	423,663	23.29	to	22.51	9,696,310	1.02%	7.59%	to	7.32%
2020	0.00%	to	0.25%	386,635	21.65	to	20.97	8,216,246	1.19%	13.62%	to	13.33%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class (FF20S)
2024	0.00%	to	0.25%	684,990	32.79	to	31.22	22,092,988	2.70%	7.55%	to	7.28%
2023	0.00%	to	0.25%	833,285	30.49	to	29.10	24,990,426	3.07%	12.34%	to	12.06%
2022	0.00%	to	0.25%	924,217	27.14	to	25.97	24,650,696	2.01%	-15.83%	to	-16.04%
2021	0.00%	to	0.25%	1,030,834	32.24	to	30.93	32,664,957	1.00%	9.47%	to	9.19%
2020	0.00%	to	0.25%	1,053,955	29.45	to	28.32	30,428,501	1.12%	14.92%	to	14.63%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2025 Portfolio: Service Class (FF25S)
2024	0.00%	to	0.25%	836,673	26.87	to	25.77	22,050,816	2.20%	8.40%	to	8.13%
2023	0.00%	to	0.25%	1,119,836	24.79	to	23.84	27,236,369	2.62%	13.48%	to	13.20%
2022	0.00%	to	0.25%	1,630,226	21.84	to	21.06	34,796,924	1.96%	-16.51%	to	-16.72%
2021	0.00%	to	0.25%	1,635,708	26.16	to	25.28	41,880,095	1.00%	10.71%	to	10.43%
2020	0.00%	to	0.25%	1,529,307	23.63	to	22.90	35,296,273	1.16%	15.83%	to	15.54%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class (FF30S)
2024	0.00%	to	0.25%	1,632,268	38.60	to	36.74	61,691,238	2.20%	9.34%	to	9.07%
2023	0.00%	to	0.25%	1,612,997	35.30	to	33.69	55,760,482	2.35%	14.56%	to	14.27%
2022	0.00%	to	0.25%	1,856,438	30.81	to	29.48	55,940,230	1.87%	-16.94%	to	-17.15%
2021	0.00%	to	0.25%	1,723,102	37.10	to	35.59	62,563,200	1.03%	12.24%	to	11.96%
2020	0.00%	to	0.25%	1,582,394	33.05	to	31.78	51,141,507	1.22%	16.76%	to	16.47%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2035 Portfolio: Service Class (FF35S)
2024	0.00%	to	0.25%	1,358,516	16.90	to	16.62	22,778,896	1.86%	10.93%	to	10.65%
2023	0.00%	to	0.25%	1,100,288	15.24	to	15.02	16,639,518	1.95%	16.71%	to	16.42%
2022	0.00%	to	0.25%	834,563	13.06	to	12.90	10,819,194	1.75%	-17.75%	to	-17.96%
2021	0.00%	to	0.25%	634,527	15.87	to	15.73	10,001,782	1.01%	15.32%	to	15.03%
2020	0.00%	to	0.25%	500,779	13.77	to	13.67	6,855,239	1.22%	18.15%	to	17.85%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2040 Portfolio: Service Class (FF40S)
2024	0.00%	to	0.25%	1,252,501	37.10	to	35.76	45,558,513	1.37%	12.99%	to	12.71%
2023	0.00%	to	0.25%	1,296,366	32.83	to	31.73	41,716,300	1.52%	18.77%	to	18.47%
2022	0.00%	to	0.25%	1,017,073	27.64	to	26.78	27,526,076	1.56%	-18.30%	to	-18.51%
2021	0.00%	to	0.25%	980,516	33.84	to	32.87	32,493,805	0.88%	17.68%	to	17.39%
2020	0.00%	to	0.25%	901,286	28.75	to	28.00	25,365,065	0.96%	19.16%	to	18.86%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2045 Portfolio: Service Class (FF45S)
2024	0.00%	to	0.20%	287,014	18.14	to	17.90	5,166,391	1.29%	13.70%	to	13.47%
2023	0.00%	to	0.25%	323,086	15.95	to	15.73	5,113,462	1.53%	19.33%	to	19.03%
2022	0.00%	to	0.25%	129,884	13.37	to	13.21	1,723,623	1.63%	-18.30%	to	-18.51%
2021	0.00%	to	0.25%	92,183	16.36	to	16.21	1,498,498	1.05%	17.69%	to	17.40%
2020	0.00%	to	0.25%	55,372	13.90	to	13.81	765,132	1.12%	19.18%	to	18.88%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2050 Portfolio: Service Class (FF50S)
2024	0.00%	to	0.25%	374,274	20.23	to	19.85	7,495,774	1.27%	13.74%	to	13.45%
2023	0.00%	to	0.25%	384,354	17.79	to	17.49	6,767,365	1.46%	19.36%	to	19.07%
2022	0.00%	to	0.25%	294,572	14.90	to	14.69	4,343,914	1.68%	-18.35%	to	-18.56%
2021	0.00%	to	0.25%	133,170	18.25	to	18.04	2,408,104	0.81%	17.73%	to	17.44%
2020	0.00%	to	0.25%	144,326	15.50	to	15.36	2,219,797	1.21%	19.17%	to	18.88%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2055 Portfolio: Service Class (FF55S)
2024	0.00%	to	0.20%	38,336	17.15	to	16.96	654,863	1.16%	13.72%	to	13.49%
2023	0.00%	to	0.25%	41,892	15.08	to	14.91	629,827	1.63%	19.40%	to	19.11%
2022	0.00%	to	0.25%	26,534	12.63	to	12.52	334,411	1.20%	-18.36%	to	-18.56%
2021	0.00%	to	0.25%	23,476	15.47	to	15.37	362,741	2.24%	17.72%	to	17.43%
2020	0.00%	to	0.25%	1,635	13.14	to	13.09	21,393	1.02%	19.11%	to	18.81%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2060 Portfolio: Service Class (FF60S)
2024	0.00%	to	0.20%	118,788	17.16	to	16.97	2,027,576	1.28%	13.72%	to	13.50%
2023	0.00%	to	0.25%	108,700	15.09	to	14.92	1,631,759	1.28%	19.30%	to	19.01%
2022	0.00%	to	0.25%	93,141	12.65	to	12.53	1,173,931	1.68%	-18.27%	to	-18.47%
2021	0.00%	to	0.25%	46,147	15.48	to	15.37	713,233	1.31%	17.62%	to	17.33%
2020	0.00%	to	0.25%	26,316	13.16	to	13.10	345,063	2.95%	19.22%	to	18.92%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2065 Portfolio: Service Class (FF65S)
2024	0.00%	to	0.20%	182,090	11.89	to	11.80	2,149,593	2.03%	13.70%	to	13.47%
2023	0.00%	to	0.20%	2,150	10.46	to	10.40	22,386	1.94%	19.29%	to	19.05%
2022	0.10%			865	8.75			7,571	1.54%	-18.40%
2021	0.10%			655	10.73			7,026	1.23%	7.27%			****
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Income Fund Portfolio: Service Class (FFINS)
2024	0.00%	to	0.20%	129,765	16.58	to	16.12	2,124,042	3.76%	4.28%	to	4.07%
2023	0.00%	to	0.20%	83,459	15.90	to	15.49	1,308,705	4.37%	7.60%	to	4.00%
2022	0.10%	to	0.25%	85,139	14.57	to	14.31	1,237,650	2.05%	-12.14%	to	-12.28%
2021	0.10%	to	0.25%	96,614	16.58	to	16.31	1,598,542	0.83%	3.06%	to	2.91%
2020	0.20%	to	0.25%	121,417	15.93	to	15.85	1,932,596	1.29%	10.16%	to	10.11%
Fidelity Variable Insurance Products Fund - VIP Growth Opportunities Portfolio: Service Class (FGOS)
2024	0.10%			8,512	89.86			764,897	0.00%	38.62%
2023	0.10%			8,719	64.83			565,221	0.00%	45.37%
2022	0.10%			8,934	44.60			398,414	0.00%	-38.27%
2021	0.10%			9,107	72.25			657,959	0.00%	11.72%
2020	0.10%			10,483	64.67			677,948	0.01%	68.33%
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class (FGS)
2024	0.00%	to	0.25%	2,453,666	128.84	to	71.45	249,403,613	0.00%	30.27%	to	29.94%
2023	0.00%	to	0.25%	2,392,899	98.90	to	54.99	189,511,395	0.04%	36.09%	to	35.76%
2022	0.00%	to	0.25%	2,220,927	72.67	to	40.51	132,680,427	0.51%	-24.52%	to	-24.71%
2021	0.00%	to	0.25%	2,443,139	96.29	to	53.80	189,226,861	0.00%	23.08%	to	22.77%
2020	0.00%	to	0.25%	2,625,642	78.23	to	43.82	164,646,718	0.06%	43.75%	to	43.39%
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class (FHIS)
2024	0.00%	to	0.10%	400,287	27.50	to	26.70	10,848,340	5.88%	8.72%	to	8.61%
2023	0.00%	to	0.10%	420,699	25.29	to	24.58	10,493,723	5.74%	10.50%	to	10.39%
2022	0.00%	to	0.10%	432,766	22.89	to	22.27	9,775,065	5.04%	-11.56%	to	-11.65%
2021	0.00%	to	0.25%	437,536	25.88	to	31.37	11,191,388	5.26%	4.50%	to	4.24%
2020	0.00%	to	0.25%	402,005	24.77	to	30.09	10,751,416	4.82%	2.65%	to	2.39%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)
2024	0.00%	to	0.25%	8,412,619	20.08	to	19.02	165,170,401	3.58%	1.62%	to	1.37%
2023	0.00%	to	0.25%	7,517,836	19.76	to	18.76	145,154,333	2.57%	6.12%	to	5.86%
2022	0.00%	to	0.25%	7,799,075	18.62	to	17.73	141,621,717	2.15%	-13.03%	to	-13.24%
2021	0.00%	to	0.25%	8,485,983	21.41	to	20.43	176,979,449	2.04%	-0.72%	to	-0.97%
2020	0.00%	to	0.25%	8,359,975	21.56	to	20.63	175,571,019	2.15%	9.25%	to	8.98%
Fidelity Variable Insurance Products Fund - VIP Index 500 Portfolio: Initial Class (FIP)
2024	0.00%			218,364	56.08			12,245,443	1.54%	24.90%
2023	0.00%			119,844	44.90			5,380,876	1.54%	26.19%
2022	0.00%			97,322	35.58			3,462,677	1.54%	-18.21%
2021	0.00%			74,499	43.50			3,240,890	0.69%	28.58%
2020	0.00%			40,491	33.83			1,369,972	2.05%	18.24%
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class (FMCS)
2024	0.00%	to	0.25%	373,775	104.14	to	98.65	38,746,794	0.48%	17.35%	to	17.06%
2023	0.00%	to	0.25%	392,894	88.74	to	84.28	34,692,034	0.51%	15.00%	to	14.72%
2022	0.00%	to	0.25%	424,378	77.17	to	73.46	32,524,294	0.40%	-14.85%	to	-15.07%
2021	0.00%	to	0.25%	455,311	90.63	to	86.50	40,983,181	0.52%	25.51%	to	25.19%
2020	0.00%	to	0.25%	501,684	72.21	to	69.09	35,899,841	0.56%	18.04%	to	17.74%
Fidelity Variable Insurance Products Fund - VIP Government Money Market Portfolio: Initial Class (FMMP)
2024	0.10%			576,289	11.63			6,700,523	4.93%	4.97%
2023	0.10%			104,768	11.08			1,160,475	4.79%	4.81%
2022	0.10%	to	0.25%	414,328	10.57	to	10.47	4,375,775	1.55%	1.35%	to	1.20%
2021	0.10%			206,171	10.43			2,149,993	0.01%	-0.09%
2020	0.20%	to	0.25%	715,310	10.39	to	10.37	7,431,845	0.31%	0.12%	to	0.07%
Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 (FNRS2)
2024	0.00%			262,981	29.82			7,841,929	2.01%	4.02%
2023	0.00%			304,793	28.67			8,737,461	2.45%	0.70%
2022 (as restated)	0.00%			417,439	28.47			11,883,395	2.33%	62.87%
2021 (as restated)	0.00%			295,154	17.48			5,158,974	2.30%	54.83%
2020 (as restated)	0.00%			271,837	11.29			3,068,839	2.53%	-32.88%
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class (FOS)
2024	0.00%	to	0.25%	515,936	38.07	to	27.70	19,402,948	1.60%	4.95%	to	4.69%
2023	0.00%	to	0.25%	542,847	36.27	to	26.46	19,399,987	0.94%	20.41%	to	20.11%
2022	0.00%	to	0.25%	560,131	30.13	to	22.03	16,658,704	0.99%	-24.58%	to	-24.77%
2021	0.00%	to	0.25%	587,029	39.95	to	29.28	23,116,706	0.45%	19.57%	to	19.27%
2020	0.00%	to	0.25%	614,677	33.41	to	24.55	20,204,014	0.35%	15.49%	to	15.21%
Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class (FRESS)
2024	0.00%	to	0.20%	301,851	13.17	to	13.28	3,993,814	4.33%	6.38%	to	6.16%
2023	0.00%	to	0.25%	199,983	12.38	to	12.47	2,493,771	2.54%	11.09%	to	10.81%
2022	0.00%	to	0.25%	218,681	11.15	to	11.25	2,454,544	1.46%	-27.62%	to	-27.80%
2021	0.00%	to	0.25%	185,159	15.40	to	15.59	2,875,132	0.78%	38.86%	to	38.51%
2020	0.00%	to	0.25%	312,440	11.09	to	11.25	3,507,328	2.29%	-6.61%	to	-6.84%
Fidelity Variable Insurance Products Fund - VIP Bond Index Portfolio: Service Class (FVBIS)
2024	0.00%			28,770	9.92			285,522	4.77%	1.10%
2023	0.00%			171	9.82			1,683	0.44%	5.23%
2021	0.00%			354	10.76			3,807	0.96%	-2.05%			****
Fidelity Variable Insurance Products Fund - VIP Extended Market Index Portfolio: Service Class (FVEMIS)
2024	0.00%			17,019	16.14			274,698	2.91%	12.19%
2023	0.00%			835	14.39			12,019	2.03%	17.34%
2022	0.00%			567	12.26			6,952	2.70%	-18.22%
2021	0.00%			47	14.99			705	1.29%	21.16%			****
Fidelity Variable Insurance Products Fund - VIP International Index Portfolio: Service Class (FVIIS)
2023	0.00%			1,171	12.34			14,441	3.28%	16.04%
2022	0.00%			947	10.63			10,067	2.99%	-16.13%
2021	0.00%			221	12.68			2,801	3.92%	7.65%			****
Fidelity Variable Insurance Products Fund - VIP Total Market Index Portfolio: Service Class (FVMIS)
2024	0.00%			28,607	20.75			593,572	1.49%	23.58%
2023	0.00%			16,760	16.79			281,390	1.07%	25.94%
2022	0.00%			16,683	13.33			222,404	1.31%	-19.33%
2021	0.00%			16,494	16.53			272,582	0.92%	25.55%
2020	0.00%			16,383	13.16			215,642	1.48%	20.20%			****

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)
2024	0.00%	to	0.20%	143,723	66.16	to	63.22	9,384,846	0.90%	9.27%	to	9.05%
2023	0.00%	to	0.20%	145,576	60.54	to	57.98	8,744,402	1.28%	20.77%	to	20.53%
2022	0.00%	to	0.20%	117,118	50.13	to	48.10	5,829,933	1.13%	-7.19%	to	-7.38%
2021	0.00%			79,231	54.02			4,279,740	1.44%	33.48%
2020	0.00%			78,676	40.47			3,183,854	1.13%	8.18%
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class 2 (FVSS2)
2024	0.00%			18,607	12.76			237,502	0.93%	9.16%
2023	0.00%			12,504	11.69			146,214	1.15%	20.61%
2022	0.00%			4,699	9.70			45,557	0.14%	-3.05%			****
Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2 (FTVDM2)
2024	0.00%			194,636	13.94			2,712,411	4.02%	7.67%
2023	0.00%			226,360	12.94			2,929,860	2.02%	12.62%
2022	0.00%			263,948	11.49			3,033,480	2.58%	-21.98%
2021	0.00%			230,532	14.73			3,395,991	0.88%	-5.74%
2020	0.00%			232,202	15.63			3,628,886	4.04%	17.18%
Franklin Templeton Variable Insurance Products Trust - Franklin Allocation VIP Fund: Class 2 (FTVFA2)
2024	0.00%			22,192	23.32			517,607	2.03%	9.15%
2023	0.00%			22,491	21.37			480,605	1.42%	14.61%
2022	0.00%			25,188	18.64			469,617	1.53%	-16.00%
2021	0.00%			31,055	22.20			689,289	1.70%	11.68%
2020	0.00%			30,172	19.87			599,638	1.46%	11.74%
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 1 (FTVGB1)
2024	0.00%	to	0.25%	807,552	9.38	to	8.21	6,740,875	0.00%	-11.13%	to	-11.35%
2023	0.00%	to	0.25%	783,529	10.56	to	9.26	7,367,556	0.00%	3.19%	to	2.94%
2022	0.00%	to	0.25%	776,061	10.23	to	9.00	7,071,471	0.00%	-4.85%	to	-5.09%
2021	0.00%	to	0.25%	1,391,217	10.75	to	9.48	13,336,947	0.00%	-4.62%	to	-4.86%
2020	0.00%	to	0.25%	1,366,885	11.27	to	9.97	13,745,297	8.75%	-5.07%	to	-5.31%
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 (FTVGI2)
2024	0.00%	to	0.20%	239,546	14.13	to	13.65	3,383,860	0.00%	-11.37%	to	-11.55%
2023	0.00%	to	0.20%	245,827	15.94	to	15.43	3,917,975	0.00%	2.88%	to	2.68%
2022	0.00%	to	0.20%	280,239	15.50	to	15.03	4,341,386	0.00%	-4.95%	to	-5.14%
2021	0.00%	to	0.20%	313,941	16.30	to	15.84	5,116,994	0.00%	-4.99%	to	-5.18%
2020	0.00%	to	0.20%	319,287	17.16	to	16.71	5,477,691	8.61%	-5.28%	to	-5.47%
Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 2 (FTVIS2)
2024	0.00%			181,464	28.72			5,212,501	5.12%	7.20%
2023	0.00%			196,286	26.79			5,259,366	5.06%	8.62%
2022	0.00%			222,539	24.67			5,489,452	4.72%	-5.47%
2021	0.00%			215,985	26.10			5,636,309	4.69%	16.75%
2020	0.00%			237,678	22.35			5,312,353	5.95%	0.69%
Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Global Discovery VIP Fund: Class 1 (FTVMD1)
2024	0.00%			8,328	10.30			85,820	3.49%	3.05%			****
Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Global Discovery VIP Fund: Class 2 (FTVMD2)
2024	0.00%	to	0.20%	14,494	26.02	to	25.15	367,774	1.83%	4.66%	to	4.45%
2023	0.00%	to	0.20%	14,470	24.86	to	24.08	351,560	2.13%	20.31%	to	20.07%
2022	0.00%	to	0.25%	13,973	20.66	to	19.90	282,194	0.98%	-4.75%	to	-4.99%
2021	0.00%	to	0.25%	26,714	21.69	to	20.95	564,885	2.59%	19.13%	to	18.83%
2020	0.00%	to	0.25%	36,927	18.21	to	17.63	656,398	2.33%	-4.46%	to	-4.70%
Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends VIP Fund: Class 1 (FTVRDI)
2020	0.00%			334,358	55.63			18,600,777	1.49%	16.23%
Franklin Templeton Variable Insurance Products Trust - Franklin Small-Mid Cap Growth VIP Fund: Class 1 (FTVSC1)
2024	0.00%			4,226	11.08			46,818	0.00%	10.79%			****
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 2 (FTVSV2)
2024	0.00%	to	0.25%	150,429	49.33	to	46.96	7,237,886	0.92%	11.71%	to	11.43%
2023	0.00%	to	0.25%	246,136	44.16	to	42.15	10,643,821	0.53%	12.75%	to	12.46%
2022	0.00%	to	0.25%	306,940	39.17	to	37.47	11,730,058	0.97%	-10.06%	to	-10.29%
2021	0.00%	to	0.25%	273,764	43.55	to	41.77	11,582,049	1.02%	25.37%	to	25.05%
2020	0.00%	to	0.25%	248,661	34.74	to	33.40	8,381,662	1.55%	5.19%	to	4.93%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1 (FTVSVI)
2024	0.00%			147,233	82.21			12,104,214	1.10%	12.01%
2023	0.00%			152,605	73.40			11,200,474	0.73%	13.02%
2022	0.00%			162,340	64.94			10,542,265	1.23%	-9.82%
2021	0.00%			172,759	72.01			12,439,969	1.12%	25.67%
2020	0.00%			169,810	57.30			9,730,008	1.72%	5.41%
Franklin Templeton Variable Insurance Products Trust - Franklin U.S. Government Securities VIP Fund: Class 1 (FTVUG1)
2024	0.00%			152	10.41			1,584	0.00%	4.05%			****
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 1 (TIF)
2024	0.00%			21,594	33.15			715,865	2.60%	-0.79%
2023	0.00%			22,742	33.42			759,988	3.38%	21.09%
2022	0.00%			23,562	27.60			650,229	3.40%	-7.39%
2021	0.00%			25,861	29.80			770,587	2.02%	4.44%
2020	0.00%			26,975	28.53			769,644	3.60%	-0.92%
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)
2024	0.00%	to	0.25%	277,447	29.72	to	28.11	8,129,144	2.45%	-1.00%	to	-1.25%
2023	0.00%	to	0.25%	303,692	30.02	to	28.46	8,986,464	3.22%	20.76%	to	20.46%
2022	0.00%	to	0.25%	359,594	24.86	to	23.63	8,776,402	3.11%	-7.61%	to	-7.84%
2021	0.00%	to	0.25%	399,213	26.91	to	25.64	10,522,468	1.88%	4.16%	to	3.90%
2020	0.00%	to	0.25%	454,905	25.83	to	24.68	11,483,105	3.33%	-1.16%	to	-1.40%
Goldman Sachs Variable Insurance Trust - Goldman Sachs Small Cap Equity Insights Fund: Institutional Shares (GVCSE)
2024	0.00%	to	0.20%	43,808	31.52	to	30.79	1,370,336	0.93%	19.05%	to	18.81%
2023	0.00%	to	0.20%	53,874	26.47	to	25.92	1,417,658	0.98%	19.28%	to	19.04%
2022	0.00%	to	0.25%	60,235	22.20	to	21.67	1,325,154	0.30%	-19.38%	to	-19.58%
2021	0.00%	to	0.25%	62,992	27.53	to	26.94	1,718,724	0.47%	23.79%	to	23.48%
2020	0.00%	to	0.25%	70,551	22.24	to	21.82	1,552,442	0.24%	8.58%	to	8.31%
Goldman Sachs Variable Insurance Trust - Goldman Sachs Trend Driven Allocation Fund: Service Shares (GVGMNS)
2024	0.00%			1,697	18.30			31,051	3.25%	11.76%
2023	0.00%			1,547	16.37			25,324	1.80%	15.57%
2022	0.00%			1,455	14.17			20,613	0.00%	-19.16%
2021	0.00%			1,661	17.53			29,109	0.00%	16.17%
2020	0.00%			1,513	15.09			22,824	0.16%	4.11%
Goldman Sachs Variable Insurance Trust - Goldman Sachs Mid Cap Growth Fund: Service Shares (GVGOPS)
2024	0.00%	to	0.20%	27,743	40.87	to	39.77	1,116,615	0.00%	20.29%	to	20.05%
2023	0.10%	to	0.20%	18,921	33.55	to	33.13	627,004	0.00%	18.33%	to	18.21%
2022	0.20%			26,999	28.03			756,674	0.00%	-26.45%
2021	0.20%			36,294	38.11			1,382,996	0.00%	11.26%
2020	0.20%			35,712	34.25			1,223,147	0.00%	44.02%
Goldman Sachs Variable Insurance Trust - Goldman Sachs Mid Cap Value Fund: Institutional Shares (GVMCE)
2024	0.10%	to	0.25%	107,635	79.98	to	77.35	8,563,441	1.00%	12.29%	to	12.12%
2023	0.10%	to	0.25%	121,686	71.23	to	68.99	8,623,142	0.98%	11.31%	to	11.14%
2022	0.10%	to	0.25%	141,368	63.99	to	62.07	8,968,706	0.62%	-10.08%	to	-10.21%
2021	0.10%	to	0.25%	164,072	71.16	to	69.13	11,479,548	0.45%	30.82%	to	30.62%
2020	0.10%	to	0.25%	185,335	54.40	to	52.92	9,860,309	0.61%	8.29%	to	8.13%
Goldman Sachs Variable Insurance Trust - Goldman Sachs Multi-Strategy Alternatives Portfolio: Service Shares (GVMSAS)
2024	0.00%			2,840	12.02			34,127	2.89%	3.29%
2023	0.00%			2,484	11.64			28,902	5.82%	7.77%
2022	0.00%			3,143	10.80			33,935	3.71%	-6.54%
2021	0.00%			1,548	11.55			17,883	1.89%	4.84%
2020	0.00%			900	11.02			9,917	2.37%	6.72%
Rydex Variable Trust - Multi-Hedge Strategies Fund (RVARS)
2024	0.00%			15,276	12.36			188,754	4.77%	-3.66%
2023	0.00%			17,870	12.83			229,203	2.59%	4.37%
2022	0.00%			28,496	12.29			350,188	1.14%	-3.40%
2021	0.00%			29,278	12.72			372,457	0.00%	8.10%
2020	0.00%			52,824	11.77			621,617	1.42%	7.39%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)
2024	0.00%			55,142	55.72			3,072,322	0.00%	34.89%
2023	0.00%			45,834	41.31			1,893,210	0.00%	40.93%
2022	0.00%			40,536	29.31			1,188,129	0.00%	-31.11%
2021	0.00%			67,127	42.55			2,856,153	0.00%	11.93%
2020	0.00%			75,118	38.01			2,855,589	0.07%	42.35%
Invesco - Invesco V.I. Growth and Income Fund: Series I Shares (ACGI)
2024	0.00%	to	0.25%	185,117	39.88	to	38.45	7,237,674	1.43%	16.00%	to	15.71%
2023	0.00%	to	0.25%	135,644	34.38	to	33.23	4,590,645	1.48%	12.66%	to	12.38%
2022	0.00%	to	0.25%	157,860	30.52	to	29.57	4,739,120	1.63%	-5.75%	to	-5.99%
2021	0.00%	to	0.25%	159,839	32.38	to	31.45	5,097,474	1.36%	28.51%	to	28.18%
2020	0.00%	to	0.25%	230,665	25.20	to	24.54	5,718,508	2.20%	2.09%	to	1.84%
Invesco - Invesco V.I. High Yield Fund: Series I Shares (AVHY1)
2024	0.00%	to	0.20%	11,752	19.89	to	19.32	229,790	5.54%	7.73%	to	7.51%
2023	0.00%	to	0.25%	14,697	18.46	to	17.85	265,902	3.46%	10.18%	to	9.90%
2022	0.00%	to	0.25%	31,263	16.76	to	16.24	512,669	3.55%	-9.55%	to	-9.78%
2021	0.00%	to	0.25%	43,995	18.53	to	18.00	802,044	4.62%	4.38%	to	4.12%
2020	0.00%	to	0.25%	68,273	17.75	to	17.29	1,187,481	4.28%	3.32%	to	3.06%
Invesco - Invesco V.I. EQV International Equity Fund: Series I Shares (AVIE)
2024	0.00%	to	0.25%	806,555	37.16	to	35.29	29,253,195	1.76%	0.62%	to	0.37%
2023	0.00%	to	0.25%	873,399	36.93	to	35.16	31,314,554	0.20%	18.15%	to	17.85%
2022	0.00%	to	0.25%	993,367	31.26	to	29.83	30,064,888	1.69%	-18.31%	to	-18.51%
2021	0.00%	to	0.25%	1,089,800	38.26	to	36.61	40,258,272	1.31%	5.89%	to	5.62%
2020	0.00%	to	0.25%	1,050,203	36.14	to	34.66	36,676,103	2.39%	14.00%	to	13.71%
Invesco - Invesco V.I. Main Street Mid Cap Fund: Series I Shares (AVMCCI)
2024	0.00%	to	0.20%	3,273	43.37	to	41.70	140,852	0.31%	17.07%	to	16.83%
2023	0.00%	to	0.20%	4,522	37.04	to	35.69	166,004	0.26%	14.47%	to	14.24%
2022	0.00%	to	0.20%	5,555	32.36	to	31.24	177,683	0.28%	-14.26%	to	-14.43%
2021	0.00%	to	0.20%	9,184	37.75	to	36.51	344,385	0.46%	23.24%	to	23.00%
2020	0.00%	to	0.20%	8,546	30.63	to	29.69	260,436	0.65%	9.25%	to	9.03%
Invesco - Invesco V.I. Small Cap Equity Fund: Series I Shares (AVSCE)
2024	0.10%	to	0.20%	4,216	22.94	to	22.69	96,685	0.12%	17.97%	to	17.85%
2023	0.10%	to	0.20%	6,890	19.44	to	19.26	133,951	0.00%	16.46%	to	16.34%
2022	0.20%	to	0.25%	9,341	16.55	to	16.48	153,937	0.00%	-20.66%	to	-20.70%
2021	0.25%			9,705	20.78			201,690	0.17%	20.10%
2020	0.25%			8,323	17.30			144,020	0.35%	26.93%
Invesco Variable Insurance Funds - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares (IVBRA1)
2024	0.00%			82,354	15.02			1,236,707	6.16%	3.88%
2023	0.00%			82,391	14.46			1,191,062	0.00%	6.63%
2022	0.00%			92,910	13.56			1,259,565	7.48%	-14.35%
2021	0.00%			115,044	15.83			1,820,981	3.31%	9.54%
2020	0.00%			117,013	14.45			1,690,768	7.96%	10.22%
Invesco - Invesco V.I. American Value Fund: Series I Shares (MSVMV)
2024	0.10%			-	43.78			2	1.22%	30.28%
2023	0.10%			-	33.60			2	0.62%	15.48%
Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)
2024	0.00%	to	0.20%	702,261	73.27	to	39.15	48,506,252	0.00%	24.23%	to	23.98%
2023	0.00%	to	0.25%	739,113	58.98	to	31.22	41,211,289	0.00%	13.15%	to	12.87%
2022	0.00%	to	0.25%	798,724	52.13	to	27.66	39,240,488	0.00%	-30.98%	to	-31.15%
2021	0.00%	to	0.25%	781,372	75.53	to	40.17	56,484,873	0.00%	19.10%	to	18.80%
2020	0.00%	to	0.25%	860,217	63.41	to	33.81	49,039,303	0.04%	48.27%	to	40.34%
Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)
2024	0.10%	to	0.20%	165,349	60.94	to	56.84	10,064,372	0.00%	23.52%	to	23.40%
2023	0.10%	to	0.20%	181,519	49.33	to	46.07	8,940,840	0.83%	23.09%	to	22.97%
2022	0.10%	to	0.25%	190,821	40.08	to	37.05	7,567,689	1.50%	-20.21%	to	-20.33%
2021	0.10%	to	0.25%	193,654	50.23	to	46.50	9,595,994	0.78%	27.44%	to	27.25%
2020	0.00%	to	0.25%	959,868	43.72	to	36.54	40,345,310	1.51%	13.94%	to	13.66%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Invesco - Invesco V.I. Capital Appreciation Fund: Series I (OVGR)
2024	0.00%	to	0.20%	246,742	102.62	to	57.62	18,586,950	0.00%	34.16%	to	33.89%
2023	0.00%	to	0.20%	244,955	76.49	to	43.04	13,761,971	0.00%	35.38%	to	35.11%
2022	0.00%	to	0.25%	250,644	56.50	to	31.50	10,384,085	0.00%	-30.78%	to	-30.96%
2021	0.10%	to	0.25%	251,863	60.15	to	45.63	15,021,493	0.00%	22.45%	to	22.26%
2020	0.00%	to	0.25%	332,659	66.60	to	37.32	12,974,325	0.00%	36.59%	to	36.25%
Invesco - Invesco V.I. Global Fund: Series I (OVGS)
2024	0.00%	to	0.25%	1,550,906	57.57	to	54.13	88,011,000	0.00%	16.07%	to	15.78%
2023	0.00%	to	0.25%	1,684,748	49.60	to	46.75	82,331,148	0.23%	34.73%	to	34.40%
2022	0.00%	to	0.25%	1,791,197	36.81	to	34.79	64,949,823	0.00%	-31.76%	to	-31.94%
2021	0.00%	to	0.25%	1,957,094	53.95	to	51.11	103,922,343	0.00%	15.49%	to	15.20%
2020	0.00%	to	0.25%	2,117,816	46.72	to	44.36	96,810,105	0.70%	27.64%	to	27.32%
Invesco Oppenheimer V.I. International Growth Fund: Series I (OVIG)
2024	0.00%	to	0.25%	1,296,936	16.54	to	16.06	21,094,940	0.63%	-1.67%	to	-1.92%
2023	0.00%	to	0.25%	1,367,667	16.82	to	16.38	22,661,780	0.61%	21.06%	to	20.76%
2022	0.00%	to	0.25%	1,307,911	13.89	to	13.56	17,916,456	0.00%	-27.13%	to	-27.31%
2021	0.00%	to	0.25%	1,287,678	19.06	to	18.66	24,179,572	0.00%	10.22%	to	9.94%
2020	0.00%	to	0.25%	1,303,519	17.30	to	16.97	22,248,163	0.96%	21.50%	to	21.20%
Invesco - Invesco V.I. Global Strategic Income Fund: Series I (OVSB)
2024	0.00%			739,833	15.93			11,787,244	3.09%	3.16%
2023	0.00%			872,090	15.44			13,468,686	0.00%	8.88%
2022	0.00%			955,224	14.18			13,549,031	0.00%	-11.46%
2021	0.00%			1,072,926	16.02			17,188,442	4.67%	-3.41%
2020	0.00%			1,127,112	16.59			18,694,534	5.68%	3.40%
Invesco - Invesco V.I. Main Street Small Cap Fund: Series I (OVSC)
2024	0.00%	to	0.25%	202,927	93.90	to	88.95	18,783,134	0.00%	12.68%	to	12.40%
2023	0.00%	to	0.25%	145,131	83.33	to	79.14	11,988,097	1.19%	18.13%	to	17.83%
2022	0.00%	to	0.25%	140,705	70.54	to	67.16	9,851,332	0.55%	-15.83%	to	-16.04%
2021	0.00%	to	0.25%	117,806	83.82	to	79.99	9,835,225	0.38%	22.55%	to	22.25%
2020	0.00%	to	0.25%	117,121	68.39	to	65.44	7,984,207	0.64%	19.93%	to	19.63%
Ivy Variable Insurance Portfolios - Macquarie VIP Asset Strategy Series: Service Class (WRASP)
2024	0.00%	to	0.20%	244,434	25.02	to	24.17	6,109,104	1.90%	12.44%	to	12.21%
2023	0.00%	to	0.20%	267,334	22.25	to	21.54	5,936,655	2.25%	13.94%	to	13.71%
2022	0.00%	to	0.25%	284,633	19.53	to	18.80	5,549,325	1.51%	-14.74%	to	-14.95%
2021	0.00%	to	0.25%	314,317	22.90	to	22.10	7,181,764	1.59%	10.44%	to	10.17%
2020	0.00%	to	0.25%	337,483	20.74	to	20.06	6,983,459	2.05%	13.88%	to	13.59%
Ivy Variable Insurance Portfolios - Macquarie VIP Growth Series: Service Class (WRGP)
2024	0.00%	to	0.25%	77,884	102.81	to	97.88	7,885,290	0.00%	23.90%	to	23.58%
2023	0.00%	to	0.25%	83,437	82.98	to	79.20	6,815,877	0.00%	37.92%	to	37.58%
2022	0.00%	to	0.25%	88,487	60.17	to	57.57	5,243,333	0.00%	-27.19%	to	-27.37%
2021	0.00%	to	0.25%	86,993	82.63	to	79.26	7,086,411	0.00%	30.03%	to	29.70%
2020	0.00%	to	0.25%	77,822	63.55	to	61.11	4,866,442	0.00%	30.55%	to	30.22%
Ivy Variable Insurance Portfolios - Macquarie VIP High Income Series: Service Class (WRHIP)
2024	0.00%	to	0.25%	634,036	18.41	to	17.84	11,475,085	6.56%	6.19%	to	5.93%
2023	0.00%	to	0.25%	697,583	17.34	to	16.84	11,903,441	6.14%	11.75%	to	11.47%
2022	0.00%	to	0.25%	731,784	15.51	to	15.11	11,166,529	6.58%	-10.97%	to	-11.19%
2021	0.00%	to	0.25%	826,681	17.42	to	17.01	14,133,158	5.72%	6.06%	to	5.80%
2020	0.00%	to	0.25%	900,221	16.43	to	16.08	14,536,361	7.41%	6.03%	to	5.76%
Ivy Variable Insurance Portfolios - Macquarie VIP Mid Cap Growth Series: Service Class (WRMCG)
2024	0.00%	to	0.25%	80,446	36.52	to	35.38	2,898,243	0.00%	2.20%	to	1.95%
2023	0.00%	to	0.25%	134,315	35.73	to	34.71	4,730,892	0.00%	19.61%	to	19.32%
2022	0.00%	to	0.25%	130,848	29.87	to	29.09	3,852,477	0.00%	-30.79%	to	-30.97%
2021	0.00%	to	0.25%	168,533	43.17	to	42.14	7,188,554	0.00%	16.36%	to	16.06%
2020	0.00%	to	0.25%	172,147	37.10	to	36.30	6,307,315	0.00%	49.00%	to	48.63%
Ivy Variable Insurance Portfolios - Macquarie VIP Science and Technology Series: Service Class (WRSTP)
2024	0.00%	to	0.25%	188,950	75.47	to	72.28	14,167,919	0.00%	30.59%	to	30.26%
2023	0.00%	to	0.25%	170,430	57.79	to	55.49	9,782,418	0.00%	39.06%	to	38.72%
2022	0.00%	to	0.25%	181,977	41.56	to	40.00	7,501,208	0.00%	-31.84%	to	-32.01%
2021	0.00%	to	0.25%	169,656	60.97	to	58.84	10,271,513	0.00%	15.17%	to	14.88%
2020	0.00%	to	0.25%	184,422	52.94	to	51.22	9,705,505	0.00%	35.36%	to	35.02%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares (JABS)
2024	0.00%	to	0.25%	567,901	61.69	to	58.34	34,257,730	1.75%	15.15%	to	14.86%
2023	0.00%	to	0.25%	616,100	53.58	to	50.80	32,287,895	1.76%	15.13%	to	14.85%
2022	0.00%	to	0.25%	698,736	46.53	to	44.23	31,724,372	0.88%	-16.62%	to	-16.83%
2021	0.00%	to	0.25%	926,718	55.81	to	53.18	50,269,630	0.68%	16.91%	to	16.62%
2020	0.00%	to	0.25%	940,674	47.74	to	45.60	43,662,093	1.53%	14.03%	to	13.74%
Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)
2024	0.00%	to	0.20%	908,126	76.20	to	72.49	68,879,996	0.01%	28.14%	to	27.88%
2023	0.00%	to	0.20%	976,736	59.46	to	56.69	57,840,356	0.13%	39.65%	to	39.37%
2022	0.00%	to	0.25%	1,045,056	42.58	to	40.21	44,310,904	0.05%	-33.73%	to	-33.89%
2021	0.00%	to	0.25%	1,156,158	64.25	to	60.82	73,957,820	0.00%	22.60%	to	22.29%
2020	0.00%	to	0.25%	1,268,443	52.41	to	49.73	65,981,390	0.16%	39.03%	to	38.69%
Janus Aspen Series - Janus Henderson Enterprise Portfolio: Institutional Shares (JAEI)
2024	0.00%			92,700	25.11			2,328,093	0.77%	15.61%
2023	0.00%			61,958	21.72			1,345,977	0.17%	18.07%
2022	0.00%			56,091	18.40			1,032,016	0.21%	-15.94%
2021	0.00%			73,917	21.89			1,617,891	0.26%	16.83%
2020	0.00%			132,469	18.73			2,481,780	0.07%	19.47%
Janus Aspen Series - Janus Henderson Flexible Bond Portfolio: Service Shares (JAFBS)
2024	0.00%	to	0.20%	719,685	11.55	to	11.32	8,237,012	4.45%	1.63%	to	1.42%
2023	0.00%	to	0.20%	650,962	11.37	to	11.16	7,336,911	3.63%	5.29%	to	5.08%
2022	0.00%	to	0.25%	682,250	10.80	to	10.58	7,296,688	2.01%	-13.90%	to	-14.12%
2021	0.00%	to	0.25%	604,281	12.54	to	12.31	7,514,491	1.66%	-1.11%	to	-1.36%
2020	0.00%	to	0.25%	587,623	12.68	to	12.48	7,388,807	2.44%	10.25%	to	9.98%
Janus Aspen Series - Janus Henderson Global Sustainable Equity Portfolio: Institutional Shares (JAGSEI)
2024	0.00%			554	12.44			6,896	0.19%	11.06%
2023	0.00%			935	11.20			10,470	0.56%	11.99%			****
Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)
2024	0.00%	to	0.25%	956,654	52.99	to	49.79	50,411,881	0.00%	31.76%	to	31.43%
2023	0.00%	to	0.25%	1,095,983	40.22	to	37.88	43,670,982	0.00%	54.27%	to	53.89%
2022	0.00%	to	0.25%	1,054,464	26.07	to	24.62	27,208,005	0.00%	-37.12%	to	-37.28%
2021	0.00%	to	0.25%	1,158,496	41.46	to	39.25	47,594,396	0.11%	17.75%	to	17.45%
2020	0.00%	to	0.25%	1,262,083	35.21	to	33.42	44,019,614	0.00%	50.73%	to	50.35%
Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)
2024	0.00%	to	0.25%	945,835	25.62	to	24.07	24,076,177	1.29%	5.58%	to	5.31%
2023	0.00%	to	0.25%	977,242	24.26	to	22.86	23,574,909	1.43%	10.58%	to	10.31%
2022	0.00%	to	0.25%	1,088,803	21.94	to	20.72	23,758,753	1.69%	-8.84%	to	-9.06%
2021	0.00%	to	0.25%	1,100,214	24.07	to	22.78	26,335,620	1.03%	13.29%	to	13.00%
2020	0.00%	to	0.25%	1,133,790	21.25	to	20.16	23,867,458	1.22%	16.02%	to	15.73%
Janus Aspen Series - Janus Henderson Enterprise Portfolio: Service Shares (JAMGS)
2024	0.00%	to	0.25%	1,097,170	29.12	to	28.50	31,601,774	0.65%	15.32%	to	15.03%
2023	0.00%	to	0.25%	1,404,806	25.25	to	24.77	35,119,172	0.09%	17.78%	to	17.48%
2022	0.00%	to	0.25%	1,580,388	21.44	to	21.09	33,558,736	0.08%	-16.15%	to	-16.36%
2021	0.00%	to	0.25%	1,782,996	25.57	to	25.21	45,169,164	0.24%	16.54%	to	16.25%
2020	0.00%	to	0.25%	1,928,138	21.94	to	21.69	41,970,299	0.00%	19.18%	to	18.89%
Janus Aspen Series - Janus Henderson Mid Cap Value Portfolio: Service Shares (JAMVS)
2024	0.10%	to	0.25%	78,989	30.78	to	30.11	2,420,975	0.84%	12.69%	to	12.52%
2023	0.10%	to	0.25%	80,192	27.31	to	26.76	2,181,703	0.97%	11.00%	to	10.83%
2022	0.20%	to	0.25%	37,829	24.30	to	24.14	918,883	1.17%	-5.96%	to	-6.01%
2021	0.20%	to	0.25%	38,091	25.84	to	25.69	983,938	0.31%	19.18%	to	19.12%
2020	0.20%	to	0.25%	38,491	21.68	to	21.56	834,228	1.06%	-1.41%	to	-1.46%
Janus Aspen Series - Janus Henderson Global Research Portfolio: Service Shares (JAWGS)
2024	0.00%			8,250	11.27			92,936	0.36%	12.65%			****
Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares (LZREMS)
2024	0.00%	to	0.25%	634,770	14.82	to	14.29	9,245,342	3.56%	7.43%	to	7.16%
2023	0.00%	to	0.25%	707,034	13.79	to	13.33	9,526,484	4.84%	22.27%	to	21.97%
2022	0.00%	to	0.25%	805,877	11.28	to	10.93	8,892,247	3.22%	-15.12%	to	-15.33%
2021	0.00%	to	0.25%	900,997	13.29	to	12.91	11,735,368	1.96%	5.47%	to	5.20%
2020	0.00%	to	0.25%	1,040,798	12.60	to	12.27	12,882,704	2.51%	-1.27%	to	-1.52%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Dividend Strategy Portfolio: Class I (LPVCII)
2024	0.00%			10,166	11.34			115,291	0.92%	13.41%			****
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Growth Portfolio: Class I (LVCLGI)
2024	0.00%			7,874	12.02			94,648	0.00%	20.21%			****
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio: Class I (SBVSG)
2024	0.00%	to	0.25%	532,050	41.71	to	39.94	21,619,507	0.00%	4.50%	to	4.24%
2023	0.00%	to	0.25%	575,424	39.91	to	38.32	22,405,311	0.00%	8.40%	to	8.13%
2022	0.00%	to	0.25%	551,951	36.82	to	35.44	19,852,841	0.00%	-28.85%	to	-29.02%
2021	0.00%	to	0.25%	557,965	51.74	to	49.93	28,180,185	0.00%	12.61%	to	12.33%
2020	0.00%	to	0.25%	625,712	45.95	to	44.45	28,098,311	0.00%	43.26%	to	42.90%
Lincoln Variable Insurance Products Trust - Baron Growth Opportunities Fund: Service Class (BNCAI)
2024	0.10%			31,227	90.46			2,824,936	0.21%	5.34%
2023	0.10%	to	0.25%	40,038	85.88	to	83.18	3,434,621	0.00%	17.69%	to	17.51%
2022	0.10%	to	0.25%	72,727	72.97	to	70.78	5,269,355	0.00%	-25.90%	to	-26.01%
2021	0.10%	to	0.25%	82,028	98.48	to	95.67	7,992,095	0.00%	18.60%	to	18.42%
2020	0.10%	to	0.25%	82,684	83.04	to	80.79	6,747,501	0.00%	33.95%	to	33.75%
Lincoln Variable Insurance Products Trust - LVIP American Century Capital Appreciation Fund: Standard Class II (LACCA2)
2024	0.10%			51,129	11.54			590,100	0.00%	15.41%			****
Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)
2024	0.00%	to	0.10%	2,157,113	10.66	to	10.65	22,988,098	0.99%	6.58%	to	6.51%	****
Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (LACI2)
2024	0.10%	to	0.20%	328,868	10.02	to	10.01	3,292,759	1.10%	0.16%	to	0.09%	****
Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Standard Class II (LACIP2)
2024	0.00%	to	0.25%	2,738,546	10.34	to	10.32	28,295,823	3.44%	3.40%	to	3.22%	****
Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class (LACIPS)
2024	0.00%			668,067	10.33			6,900,939	3.36%	3.30%			****
Lincoln Variable Insurance Products Trust - LVIP American Century Mid Cap Value Fund: Standard Class II (LACMV2)
2024	0.00%	to	0.25%	1,220,160	10.68	to	10.66	13,030,106	2.09%	6.83%	to	6.65%	****
Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)
2024	0.10%			1,433,518	11.93			17,107,491	0.00%	19.34%			****
Lincoln Variable Insurance Products Trust - LVIP American Century Value Fund: Standard Class II (LACV2)
2024	0.00%	to	0.25%	1,273,349	10.66	to	10.64	13,567,484	2.12%	6.62%	to	6.44%	****
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)
2024	0.00%	to	0.25%	4,269,316	12.72	to	12.67	54,202,822	1.27%	14.29%	to	14.00%
2023	0.00%	to	0.25%	4,503,580	11.13	to	11.11	50,081,389	1.90%	11.30%	to	11.11%	****
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Small Cap Core Fund: Standard Class (LJPSCS)
2024	0.00%	to	0.20%	106,331	12.65	to	12.61	1,341,112	0.79%	11.71%	to	11.48%
2023	0.00%	to	0.20%	112,516	11.32	to	11.31	1,272,498	0.81%	13.22%	to	13.07%	****
Lord Abbett Series Fund, Inc. - Bond Debenture Portfolio: Class VC (LOVBD)
2024	0.00%	to	0.25%	385,149	14.58	to	14.20	5,517,418	6.24%	6.72%	to	6.45%
2023	0.00%	to	0.25%	359,846	13.66	to	13.34	4,825,912	5.71%	6.55%	to	6.29%
2022	0.00%	to	0.25%	307,425	12.82	to	12.55	3,875,819	4.61%	-12.80%	to	-13.02%
2021	0.00%	to	0.25%	301,306	14.71	to	14.43	4,364,592	3.07%	3.28%	to	3.02%
2020	0.00%	to	0.25%	302,161	14.24	to	14.00	4,246,211	3.85%	7.30%	to	7.04%
Lord Abbett Series Fund, Inc. - Mid Cap Stock Portfolio: Class VC (LOVMCV)
2020	0.10%			43	24.67			1,061	0.17%	2.39%
Lord Abbett Series Fund, Inc. - Short Duration Income Portfolio: Class VC (LOVSDC)
2024	0.00%	to	0.25%	1,263,119	12.00	to	11.75	14,974,081	4.61%	5.14%	to	4.87%
2023	0.00%	to	0.25%	1,224,463	11.42	to	11.20	13,827,352	4.31%	5.05%	to	4.79%
2022	0.00%	to	0.25%	1,703,931	10.87	to	10.69	18,337,712	2.55%	-5.06%	to	-5.30%
2021	0.00%	to	0.25%	2,052,546	11.45	to	11.29	23,287,595	2.10%	0.63%	to	0.38%
2020	0.00%	to	0.25%	2,143,345	11.37	to	11.24	24,171,910	2.93%	3.13%	to	2.87%
Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC (LOVTRC)
2024	0.00%	to	0.20%	1,074,481	11.48	to	11.26	12,166,805	3.88%	2.66%	to	2.45%
2023	0.00%	to	0.20%	1,558,558	11.18	to	10.99	17,185,085	4.23%	6.34%	to	6.12%
2022	0.00%	to	0.25%	1,876,441	10.51	to	10.31	19,468,490	3.39%	-14.05%	to	-14.26%
2021	0.00%	to	0.25%	1,752,453	12.23	to	12.03	21,167,304	1.27%	-0.24%	to	-0.49%
2020	0.00%	to	0.25%	3,073,147	12.26	to	12.09	37,251,155	2.53%	7.43%	to	7.16%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
MFS(R) Variable Insurance Trust III - MFS Global Real Estate Portfolio: Initial Class (M3GREI)
2024	0.00%			3,834	9.27			35,545	2.19%	-2.69%
2023	0.00%			3,594	9.53			34,246	0.93%	11.46%
2022	0.00%			3,508	8.55			29,988	1.66%	-26.94%			****
MFS(R) Variable Insurance Trust III - MFS Global Real Estate Portfolio: Service Class (M3GRES)
2024	0.10%	to	0.25%	126,860	9.16	to	9.11	1,159,520	0.70%	-3.02%	to	-3.17%
2023	0.10%	to	0.20%	15,607	9.44	to	9.42	147,040	0.50%	11.09%	to	10.98%
2022	0.20%	to	0.25%	14,301	8.49	to	8.48	121,336	0.92%	-27.28%	to	-27.32%	****
MFS(R)Variable Insurance Trust - MFS Growth Series: Service Class (MEGSS)
2024	0.00%	to	0.25%	166,528	13.93	to	13.80	2,308,185	0.00%	31.15%	to	30.82%
2023	0.00%	to	0.25%	127,326	10.62	to	10.55	1,344,755	0.00%	35.51%	to	35.17%
2022	0.00%			99	7.84			776	0.00%	-31.80%
2021	0.20%			533	11.48			6,117	0.00%	14.77%			****
MFS(R)Variable Insurance Trust - MFS Mid Cap Growth Series: Service Class (MMCGSC)
2024	0.00%	to	0.25%	198,491	20.32	to	19.98	3,988,232	0.00%	14.44%	to	14.16%
2023	0.00%	to	0.25%	177,600	17.75	to	17.50	3,124,390	0.00%	20.97%	to	20.67%
2022	0.00%	to	0.25%	193,134	14.67	to	14.50	2,813,354	0.00%	-28.79%	to	-28.97%
2021	0.00%	to	0.25%	128,370	20.61	to	20.42	2,631,078	0.00%	13.88%	to	13.59%
2020	0.00%	to	0.25%	81,625	18.10	to	17.98	1,471,978	0.00%	36.12%	to	35.78%
MFS(R)Variable Insurance Trust - MFS New Discovery Series: Initial Class (MNDIC)
2024	0.00%			32,550	32.69			1,064,116	0.00%	6.72%
2023	0.00%			38,384	30.63			1,175,772	0.00%	14.41%
2022	0.00%			38,258	26.77			1,024,305	0.00%	-29.76%
2021	0.00%			48,341	38.12			1,842,572	0.00%	1.80%
2020	0.00%			63,827	37.44			2,389,820	0.00%	45.89%
MFS(R)Variable Insurance Trust - MFS New Discovery Series: Service Class (MNDSC)
2024	0.00%	to	0.20%	141,803	31.69	to	30.89	4,478,002	0.00%	6.44%	to	6.22%
2023	0.00%	to	0.20%	104,833	29.77	to	29.08	3,109,714	0.00%	14.25%	to	14.03%
2022	0.00%	to	0.25%	93,521	26.06	to	25.37	2,431,677	0.00%	-29.99%	to	-30.17%
2021	0.00%	to	0.25%	126,253	37.22	to	36.33	4,666,133	0.00%	1.57%	to	1.32%
2020	0.00%	to	0.25%	97,110	36.64	to	35.86	3,526,600	0.00%	45.58%	to	45.22%
MFS(R) Variable Insurance Trust II - MFS Emerging Markets Equity Portfolio: Initial Class (MV2EEI)
2024	0.00%			122	10.88			1,328	3.94%	11.61%
2023	0.00%			177	9.75			1,729	0.10%	10.90%
2022	0.00%			578	8.79			5,079	5.06%	-19.72%
2021	0.00%			95	10.95			1,040	0.00%	-6.75%			****
MFS(R) Variable Insurance Trust II - MFS Emerging Markets Equity Portfolio: Service Class (MV2EES)
2024	0.10%	to	0.20%	31,132	10.69	to	10.63	332,577	2.40%	11.20%	to	11.09%
2023	0.10%	to	0.20%	25,021	9.61	to	9.57	240,358	1.29%	10.60%	to	10.48%
2022	0.10%			17,985	8.69			156,267	4.27%	-20.02%
2021	0.10%			12,179	10.86			132,316	0.30%	-7.12%			****
MFS(R) Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class (MV2IGI)
2024	0.00%			166,488	34.05			5,668,756	0.35%	16.27%
2023	0.00%			170,469	29.29			4,992,253	0.30%	24.01%
2022	0.00%			182,279	23.62			4,304,714	0.10%	-19.26%
2021	0.00%			189,951	29.25			5,555,841	0.25%	25.97%
2020	0.00%			206,954	23.22			4,805,134	0.46%	22.53%
MFS(R) Variable Insurance Trust II - MFS Research International Portfolio: Service Class (MV2RIS)
2024	0.00%	to	0.25%	488,746	15.20	to	14.83	7,342,763	1.31%	2.78%	to	2.53%
2023	0.00%	to	0.25%	454,968	14.78	to	14.46	6,658,444	0.32%	12.83%	to	12.55%
2022	0.00%	to	0.25%	2,813,991	13.10	to	12.85	36,558,373	1.69%	-17.80%	to	-18.01%
2021	0.00%	to	0.25%	2,603,987	15.94	to	15.67	41,218,224	0.68%	11.27%	to	10.99%
2020	0.00%	to	0.25%	2,635,490	14.33	to	14.12	37,528,717	0.21%	12.71%	to	12.43%
MFS(R) Variable Insurance Trust III - MFS Limited Maturity Portfolio: Initial Class (MV3LMI)
2024	0.00%			1,470	10.94			16,083	4.01%	5.30%
2023	0.00%			1,315	10.39			13,666	0.00%	3.90%			****

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
MFS(R) Variable Insurance Trust III - MFS Limited Maturity Portfolio: Service Class (MV3LMS)
2024	0.00%			4,997	10.89			54,423	3.60%	5.02%
MFS(R) Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Initial Class (MV3MVI)
2024	0.00%			24,218	21.10			511,103	1.10%	13.75%
2023	0.00%			21,406	18.55			397,155	1.86%	12.73%
2022	0.00%			21,441	16.46			352,898	0.87%	-8.79%
2021	0.00%			19,590	18.04			353,487	0.88%	30.99%
2020	0.00%			1,076	13.78			14,823	0.41%	37.76%			****
MFS(R) Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Service Class (MV3MVS)
2024	0.00%	to	0.25%	128,560	17.30	to	17.05	2,206,995	1.03%	13.52%	to	13.23%
2023	0.00%	to	0.25%	144,344	15.24	to	15.06	2,184,512	1.74%	12.39%	to	12.11%
2022	0.00%	to	0.25%	118,271	13.56	to	13.43	1,593,629	0.66%	-9.00%	to	-9.23%
2021	0.00%	to	0.25%	102,467	14.90	to	14.80	1,519,132	0.78%	30.60%	to	30.28%
2020	0.00%	to	0.25%	120,414	11.41	to	11.36	1,369,174	1.33%	3.67%	to	3.41%
MFS(R)Variable Insurance Trust II - MFS Blended Research(R)Core Equity Portfolio: Service Class (MVBRES)
2024	0.00%	to	0.25%	97,277	34.38	to	33.48	3,289,127	0.72%	25.18%	to	24.86%
2023	0.00%	to	0.25%	83,014	27.47	to	26.81	2,247,035	1.09%	28.20%	to	27.88%
2022	0.00%	to	0.25%	85,656	21.42	to	20.96	1,805,547	0.95%	-16.20%	to	-16.41%
2021	0.00%	to	0.25%	92,735	25.57	to	25.08	2,338,407	0.91%	29.18%	to	28.86%
2020	0.00%	to	0.25%	88,920	19.79	to	19.46	1,738,664	1.11%	15.06%	to	14.77%
MFS(R)Variable Insurance Trust - MFS Value Series: Initial Class (MVFIC)
2024	0.00%			154,441	72.81			11,244,219	1.64%	11.61%
2023	0.00%			164,503	65.23			10,730,673	1.66%	7.93%
2022	0.00%			184,247	60.44			11,135,364	1.41%	-5.91%
2021	0.00%			195,372	64.23			12,549,087	1.32%	25.45%
2020	0.00%			209,472	51.20			10,724,980	1.59%	3.48%
MFS(R)Variable Insurance Trust - MFS Value Series: Service Class (MVFSC)
2024	0.00%	to	0.25%	2,593,917	34.63	to	33.17	87,894,490	1.41%	11.35%	to	11.07%
2023	0.00%	to	0.25%	3,280,321	31.10	to	29.86	99,768,020	1.41%	7.63%	to	7.37%
2022	0.00%	to	0.25%	3,838,291	28.90	to	27.81	108,320,674	1.16%	-6.14%	to	-6.38%
2021	0.00%	to	0.25%	4,031,389	30.79	to	29.71	120,916,263	1.18%	25.16%	to	24.84%
2020	0.00%	to	0.25%	4,050,767	24.60	to	23.80	97,058,379	1.31%	3.22%	to	2.96%
MFS(R)Variable Insurance Trust II - MFS International Growth Portfolio: Initial Class (MVIGIC)
2024	0.00%			42,829	14.76			631,992	0.93%	9.00%
2023	0.00%			41,208	13.54			557,852	1.06%	14.72%
2022	0.00%			33,781	11.80			398,641	0.66%	-14.95%
2021	0.00%			35,831	13.88			497,183	0.56%	9.27%
2020	0.00%			23,851	12.70			302,884	1.73%	15.84%
MFS(R)Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class (MVIVSC)
2024	0.00%	to	0.25%	1,974,249	42.47	to	40.84	82,235,125	1.13%	6.97%	to	6.70%
2023	0.00%	to	0.25%	2,257,951	39.70	to	38.28	87,918,625	0.47%	17.37%	to	17.08%
2022	0.00%	to	0.25%	2,556,261	33.83	to	32.69	84,750,564	0.50%	-23.75%	to	-23.94%
2021	0.00%	to	0.25%	2,656,042	44.37	to	42.99	115,368,604	0.14%	10.28%	to	10.00%
2020	0.00%	to	0.25%	2,828,148	40.23	to	39.08	111,199,442	0.78%	20.21%	to	19.91%
MFS(R)Variable Insurance Trust - MFS Total Return Bond Series: Service Class (MVRBSS)
2024	0.00%	to	0.25%	572,579	11.19	to	10.98	6,361,282	4.31%	2.33%	to	2.08%
2023	0.00%	to	0.25%	503,937	10.94	to	10.76	5,456,952	3.60%	7.13%	to	6.86%
2022	0.00%	to	0.25%	320,468	10.21	to	10.07	3,243,464	2.44%	-14.18%	to	-14.40%
2021	0.00%	to	0.25%	352,564	11.90	to	11.76	4,164,240	2.59%	-1.07%	to	-1.31%
2020	0.00%	to	0.25%	298,146	12.03	to	11.92	3,561,325	2.76%	8.17%	to	7.90%
Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)
2024	0.00%	to	0.20%	97,187	44.45	to	42.40	4,523,435	10.25%	11.23%	to	11.01%
2023	0.00%	to	0.25%	110,612	39.96	to	37.76	4,624,497	8.50%	11.84%	to	11.56%
2022	0.00%	to	0.25%	125,870	35.73	to	33.84	4,695,850	7.33%	-18.74%	to	-18.94%
2021	0.00%	to	0.25%	164,510	43.97	to	41.75	7,443,541	5.21%	-2.02%	to	-2.27%
2020	0.00%	to	0.25%	174,553	44.88	to	42.72	7,877,711	4.42%	5.55%	to	5.28%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio: Class I (MSVEG)
2024	0.00%	to	0.25%	158,683	77.13	to	73.87	12,022,916	0.00%	46.59%	to	46.22%
2023	0.00%	to	0.25%	184,587	52.61	to	50.52	9,549,516	0.00%	48.66%	to	48.29%
2022	0.00%	to	0.25%	170,502	35.39	to	34.07	5,918,381	0.00%	-60.07%	to	-60.17%
2021	0.00%	to	0.25%	176,056	88.63	to	85.52	15,301,238	0.00%	0.10%	to	-0.15%
2020	0.00%	to	0.25%	129,598	88.53	to	85.65	11,234,029	0.00%	117.31%	to	116.77%
Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio: Class I (MSVMG)
2024	0.00%	to	0.25%	39,666	56.72	to	53.33	2,191,178	0.00%	41.83%	to	41.47%
2023	0.00%	to	0.25%	41,589	39.99	to	37.69	1,614,923	0.00%	44.34%	to	43.98%
2022	0.00%	to	0.25%	41,922	27.71	to	26.18	1,129,784	0.00%	-62.96%	to	-63.06%
2021	0.00%	to	0.25%	47,910	74.81	to	70.86	3,480,932	0.00%	-11.06%	to	-11.28%
2020	0.00%	to	0.25%	59,566	84.11	to	79.87	4,810,306	0.00%	152.30%	to	151.67%
Nationwide Variable Insurance Trust - NVIT DoubleLine Total Return Tactical Fund: Class II (DTRTFB)
2024	0.00%			57,626	10.61			611,234	9.76%	3.18%
2023	0.00%			52,587	10.28			540,586	3.36%	5.66%
2022	0.00%			48,781	9.73			474,583	2.86%	-13.21%
2021	0.00%			39,958	11.21			447,928	2.94%	-0.45%
2020	0.00%			13,280	11.26			149,535	2.25%	3.74%
Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I (EIF)
2024	0.00%	to	0.10%	339,115	53.26	to	43.85	17,216,505	1.77%	9.86%	to	9.75%
2023	0.00%	to	0.10%	351,849	48.48	to	39.95	16,283,684	1.88%	11.99%	to	11.87%
2022	0.00%	to	0.10%	354,761	43.30	to	35.71	14,739,201	1.47%	-3.99%	to	-4.09%
2021	0.00%	to	0.10%	378,286	45.09	to	37.23	16,419,475	1.30%	20.29%	to	20.17%
2020	0.00%	to	0.10%	407,494	37.49	to	30.98	14,694,030	1.79%	3.63%	to	3.53%
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)
2024	0.00%	to	0.25%	4,365,662	23.12	to	18.54	92,161,762	3.02%	1.03%	to	0.77%
2023	0.00%	to	0.25%	6,446,942	22.89	to	18.39	134,520,524	2.82%	4.70%	to	4.44%
2022	0.00%	to	0.25%	5,168,435	21.86	to	17.61	102,924,565	2.05%	-12.55%	to	-12.77%
2021	0.00%	to	0.25%	5,108,264	25.00	to	20.19	115,765,510	1.63%	-2.08%	to	-2.33%
2020	0.00%	to	0.25%	5,067,964	25.53	to	20.67	115,933,592	2.07%	6.08%	to	5.82%
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)
2024	0.00%	to	0.10%	331,403	29.14	to	28.44	9,594,522	1.26%	6.28%	to	6.18%
2023	0.00%	to	0.25%	377,550	27.42	to	25.87	10,275,739	1.75%	4.16%	to	3.90%
2022	0.00%	to	0.25%	393,986	26.32	to	24.90	10,272,031	0.92%	-24.75%	to	-24.93%
2021	0.00%	to	0.25%	387,590	34.97	to	33.16	13,428,414	0.96%	-7.28%	to	-7.51%
2020	0.00%	to	0.25%	390,436	37.72	to	35.86	14,598,254	1.91%	13.30%	to	13.02%
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)
2024	0.00%	to	0.25%	625,244	29.74	to	27.99	18,321,077	2.56%	11.31%	to	11.03%
2023	0.00%	to	0.25%	608,302	26.72	to	25.21	16,026,010	2.74%	21.70%	to	21.40%
2022	0.00%	to	0.25%	687,971	21.95	to	20.77	14,895,871	3.69%	-14.12%	to	-14.34%
2021	0.00%	to	0.25%	739,374	25.56	to	24.24	18,637,063	2.59%	12.66%	to	12.38%
2020	0.00%	to	0.25%	742,550	22.69	to	21.57	16,641,951	1.15%	7.95%	to	7.68%
Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II (GVAAA2)
2024	0.00%			409,826	35.20			14,425,753	0.00%	16.00%
2023	0.00%			377,766	30.35			11,463,553	0.00%	13.84%
2022	0.00%			436,630	26.66			11,639,125	0.00%	-13.74%
2021	0.00%			463,122	30.90			14,312,406	1.12%	14.71%
2020	0.00%			464,253	26.94			12,507,621	1.56%	12.00%
Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II (GVABD2)
2024	0.00%			113,433	14.98			1,699,349	0.00%	0.82%
2023	0.00%			120,629	14.86			1,792,361	0.00%	4.50%
2022	0.00%			119,919	14.22			1,705,052	0.00%	-12.80%
2021	0.00%			121,537	16.31			1,981,809	2.05%	-0.72%
2020	0.00%			121,550	16.42			1,996,303	2.44%	9.21%
Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II (GVAGG2)
2024	0.00%			222,551	46.37			10,320,467	0.00%	13.23%
2023	0.00%			238,284	40.96			9,759,180	0.00%	22.14%
2022	0.00%			239,868	33.53			8,043,166	0.00%	-25.05%
2021	0.00%			265,479	44.74			11,877,839	0.00%	16.00%
2020	0.00%			286,326	38.57			11,043,235	0.65%	29.93%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II (GVAGI2)
2024	0.00%			147,615	45.38			6,698,640	0.00%	23.76%
2023	0.00%			164,427	36.67			6,029,237	0.00%	25.68%
2022	0.00%			166,140	29.18			4,847,240	0.00%	-16.82%
2021	0.00%			180,199	35.07			6,320,263	1.11%	23.65%
2020	0.00%			174,770	28.37			4,957,599	1.61%	13.08%
Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II (GVAGR2)
2024	0.00%			333,387	74.24			24,749,062	0.00%	31.15%
2023	0.00%			348,941	56.60			19,751,297	0.00%	37.95%
2022	0.00%			373,376	41.03			15,320,137	0.00%	-30.22%
2021	0.00%			414,827	58.80			24,390,856	0.00%	21.53%
2020	0.00%			401,826	48.38			19,440,206	0.69%	51.49%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)
2024	0.00%	to	0.25%	2,808,347	42.72	to	40.34	118,560,992	0.00%	11.21%	to	10.93%
2023	0.00%	to	0.25%	3,188,782	38.41	to	36.37	120,908,600	0.00%	17.93%	to	17.63%
2022	0.00%	to	0.25%	3,323,198	32.57	to	30.91	106,814,001	0.00%	-18.28%	to	-18.48%
2021	0.00%	to	0.25%	3,326,407	39.86	to	37.92	130,944,131	0.16%	13.63%	to	13.34%
2020	0.00%	to	0.25%	3,367,702	35.08	to	33.46	116,794,221	0.22%	12.33%	to	12.05%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)
2024	0.00%	to	0.25%	776,850	28.02	to	26.46	21,386,527	0.00%	6.09%	to	5.82%
2023	0.00%	to	0.25%	794,315	26.41	to	25.00	20,662,285	0.00%	11.25%	to	10.97%
2022	0.00%	to	0.25%	842,600	23.74	to	22.53	19,683,167	0.00%	-14.39%	to	-14.60%
2021	0.00%	to	0.25%	918,881	27.73	to	26.38	25,039,441	0.21%	6.71%	to	6.44%
2020	0.00%	to	0.25%	908,828	25.99	to	24.79	23,247,069	0.14%	8.55%	to	8.28%
Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)
2024	0.00%			659,997	44.88			29,619,589	1.04%	24.76%
2023	0.00%			649,731	35.97			23,371,625	1.47%	25.96%
2022	0.00%			563,157	28.56			16,082,760	1.33%	-18.31%
2021	0.00%			507,185	34.96			17,731,830	2.30%	28.37%
2020	0.00%			399,563	27.24			10,882,142	2.17%	34.11%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)
2024	0.00%	to	0.25%	1,295,099	47.18	to	44.55	60,147,274	0.00%	12.63%	to	12.35%
2023	0.00%	to	0.25%	1,300,099	41.89	to	39.66	53,665,069	0.00%	19.38%	to	19.08%
2022	0.00%	to	0.25%	1,295,811	35.09	to	33.30	44,818,688	0.00%	-18.89%	to	-19.09%
2021	0.00%	to	0.25%	1,280,588	43.26	to	41.16	54,298,575	0.13%	15.50%	to	15.21%
2020	0.00%	to	0.25%	1,229,338	37.45	to	35.72	45,170,734	0.22%	12.82%	to	12.53%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)
2024	0.00%	to	0.25%	631,688	21.54	to	20.34	13,351,637	0.00%	3.82%	to	3.56%
2023	0.00%	to	0.25%	690,865	20.75	to	19.64	14,043,757	0.00%	8.03%	to	7.76%
2022	0.00%	to	0.25%	745,236	19.21	to	18.23	14,027,316	0.00%	-12.19%	to	-12.41%
2021	0.00%	to	0.25%	873,949	21.88	to	20.81	18,734,221	0.23%	2.75%	to	2.49%
2020	0.00%	to	0.25%	804,039	21.29	to	20.31	16,784,610	0.10%	6.71%	to	6.45%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)
2024	0.00%	to	0.25%	2,019,937	34.95	to	33.00	69,762,437	0.00%	9.02%	to	8.74%
2023	0.00%	to	0.25%	2,167,834	32.06	to	30.35	68,741,509	0.00%	14.72%	to	14.44%
2022	0.00%	to	0.25%	2,221,919	27.94	to	26.52	61,489,343	0.00%	-16.55%	to	-16.76%
2021	0.00%	to	0.25%	2,555,637	33.49	to	31.86	84,688,200	0.19%	10.31%	to	10.04%
2020	0.00%	to	0.25%	2,723,052	30.36	to	28.95	81,778,533	0.14%	10.34%	to	10.07%
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class II (GVIX2)
2024	0.00%			398,579	14.87			5,926,063	3.60%	2.89%
2023	0.00%			352,135	14.45			5,088,714	2.52%	17.31%
2022	0.00%			302,009	12.32			3,720,345	3.86%	-14.51%
2021	0.00%			284,284	14.41			4,096,250	2.81%	10.53%
2020	0.00%			301,847	13.04			3,935,044	2.48%	7.34%
Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I (HIBF)
2024	0.00%	to	0.25%	525,210	40.95	to	39.66	20,127,657	5.72%	6.28%	to	6.01%
2023	0.00%	to	0.25%	576,079	38.53	to	37.41	21,029,389	5.90%	13.13%	to	12.84%
2022	0.00%	to	0.25%	592,836	34.06	to	33.16	19,282,440	5.54%	-11.93%	to	-12.15%
2021	0.00%	to	0.25%	610,947	38.68	to	37.74	22,941,580	4.81%	4.96%	to	4.70%
2020	0.00%	to	0.25%	608,701	36.85	to	36.05	22,064,177	5.31%	6.02%	to	5.75%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I (IDPG)
2024	0.00%			26,646	16.85			449,042	0.00%	9.43%
2023	0.00%			20,909	15.40			322,008	0.00%	13.20%
2022	0.00%			20,874	13.60			283,981	0.00%	-14.96%
2021	0.00%			19,751	16.00			315,956	0.41%	12.34%
2020	0.00%			1,075	14.24			15,308	0.11%	6.59%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class I (IDPGI)
2024	0.00%			8,365	15.13			126,532	0.00%	7.83%
2023	0.00%			104	14.03			1,464	0.00%	12.38%
2022	0.00%			111	12.48			1,386	0.00%	-13.87%
2021	0.00%			693	14.49			10,043	0.44%	7.72%
2020	0.00%			628	13.45			8,449	0.13%	4.83%
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)
2024	0.00%	to	0.25%	1,454,077	118.00	to	77.27	146,955,234	1.04%	13.49%	to	13.21%
2023	0.00%	to	0.25%	1,677,604	103.97	to	68.26	144,261,386	1.28%	16.06%	to	15.77%
2022	0.00%	to	0.25%	1,743,619	89.59	to	58.96	125,923,853	1.20%	-13.40%	to	-13.61%
2021	0.00%	to	0.25%	1,809,935	103.44	to	68.25	148,530,286	1.22%	24.26%	to	23.95%
2020	0.00%	to	0.25%	1,913,851	83.25	to	55.06	123,638,238	1.19%	13.11%	to	12.83%
Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)
2024	0.00%	to	0.25%	320,750	34.98	to	30.94	11,101,169	6.53%	10.34%	to	10.06%
2023	0.00%	to	0.25%	316,402	31.70	to	28.11	9,926,188	5.52%	8.70%	to	8.43%
2022	0.00%	to	0.25%	357,047	29.16	to	25.92	10,246,661	3.68%	-2.30%	to	-2.54%
2021	0.00%	to	0.25%	378,407	29.85	to	26.60	11,120,414	5.63%	5.24%	to	4.98%
2020	0.00%	to	0.25%	379,111	28.36	to	25.34	10,564,120	3.47%	4.06%	to	3.80%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM)Managed Growth Fund: Class I (NCPG)
2024	0.00%			12,665	17.23			218,248	0.00%	11.32%
2023	0.00%			7,833	15.48			121,251	0.00%	12.61%
2022	0.00%			7,918	13.75			108,844	0.00%	-15.08%
2021	0.00%			12,328	16.19			199,568	0.34%	15.72%
2020	0.00%			6,632	13.99			92,776	0.94%	7.53%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class I (NCPGI)
2024	0.00%			2,215	15.51			34,352	0.00%	8.90%
2023	0.00%			2,166	14.24			30,850	0.00%	12.70%
2022	0.00%			1,460	12.64			18,449	0.00%	-13.61%
2021	0.00%			1,455	14.63			21,283	0.33%	10.24%
2020	0.00%			1,449	13.27			19,227	0.62%	5.32%
Nationwide Variable Insurance Trust - NVIT J.P. Morgan U.S. Equity Fund: Class Y (NJMDEY)
2024	0.00%			214	14.71			3,141	0.31%	24.30%
Nationwide Variable Insurance Trust - NVIT J.P. Morgan U.S. Equity Fund: Class II (NJNDE2)
2024	0.10%	to	0.25%	163	14.38	to	14.30	2,341	0.00%	23.54%	to	23.35%
2023	0.10%	to	0.25%	87	11.64	to	11.60	1,013	0.66%	26.60%	to	26.41%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)
2024	0.00%			665,311	59.97			39,899,052	1.72%	15.32%
2023	0.00%			738,385	52.01			38,400,241	1.74%	8.84%
2022	0.00%			801,462	47.78			38,294,518	1.19%	-1.13%
2021	0.00%			860,949	48.33			41,606,698	1.24%	34.53%
2020	0.00%			990,802	35.92			35,592,148	1.63%	1.49%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)
2024	0.00%	to	0.20%	1,697,432	19.90	to	19.73	33,703,112	1.93%	15.49%	to	15.26%
2023	0.00%	to	0.20%	1,757,497	17.23	to	17.12	30,231,236	1.95%	9.00%	to	8.78%
2022	0.00%	to	0.25%	1,765,598	15.81	to	15.72	27,878,537	1.43%	-1.02%	to	-1.27%
2021	0.00%	to	0.25%	1,763,302	15.97	to	15.92	28,143,314	1.40%	34.71%	to	34.37%
2020	0.00%	to	0.25%	1,715,353	11.86	to	11.85	20,332,539	1.38%	18.55%	to	18.46%	****
Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I (NVBX)
2024	0.00%	to	0.25%	13,516,399	11.33	to	11.03	151,498,090	2.29%	1.08%	to	0.83%
2023	0.00%	to	0.25%	22,507,161	11.21	to	10.94	249,702,920	2.07%	5.19%	to	4.93%
2022	0.00%	to	0.25%	28,847,850	10.66	to	10.43	304,600,726	2.44%	-13.39%	to	-13.60%
2021	0.00%	to	0.25%	19,439,766	12.30	to	12.07	237,132,398	2.01%	-2.08%	to	-2.32%
2020	0.00%	to	0.25%	30,603,276	12.57	to	12.36	381,622,725	2.21%	7.20%	to	6.93%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)
2024	0.00%			117,315	15.64			1,835,239	2.97%	1.37%
2023	0.00%			133,777	15.43			2,064,402	3.08%	5.19%
2022	0.00%			127,343	14.67			1,868,250	2.20%	-14.69%
2021	0.00%			156,509	17.20			2,691,588	1.79%	-1.03%
2020	0.00%			214,351	17.38			3,724,668	3.03%	7.01%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I (NVCCA1)
2024	0.00%	to	0.20%	188,695	27.81	to	36.78	5,250,597	0.00%	12.58%	to	12.35%
2023	0.00%	to	0.20%	195,893	24.70	to	32.73	4,839,979	0.00%	16.45%	to	16.22%
2022	0.00%	to	0.25%	199,908	21.21	to	27.97	4,241,014	0.00%	-14.95%	to	-15.17%
2021	0.00%	to	0.25%	194,920	24.94	to	32.97	4,862,254	0.28%	15.75%	to	15.46%
2020	0.00%	to	0.25%	207,791	21.55	to	28.56	4,477,882	0.97%	11.67%	to	11.39%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I (NVCCN1)
2024	0.00%	to	0.20%	201,507	17.81	to	18.42	3,614,753	0.00%	5.18%	to	4.97%
2023	0.00%	to	0.20%	195,405	16.93	to	17.54	3,341,368	0.00%	8.91%	to	8.69%
2022	0.00%	to	0.25%	213,912	15.54	to	16.03	3,358,427	0.00%	-11.97%	to	-12.19%
2021	0.00%	to	0.25%	221,546	17.66	to	18.26	3,961,507	0.22%	4.49%	to	4.23%
2020	0.00%	to	0.25%	251,827	16.90	to	17.52	4,303,945	0.26%	7.69%	to	7.42%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I (NVCMA1)
2024	0.00%	to	0.20%	353,626	29.74	to	41.52	10,985,917	0.00%	13.74%	to	13.51%
2023	0.00%	to	0.20%	357,751	26.15	to	36.58	9,883,264	0.00%	18.07%	to	17.83%
2022	0.00%	to	0.20%	361,063	22.15	to	31.04	8,451,304	0.00%	-15.01%	to	-15.18%
2021	0.00%	to	0.25%	359,078	26.06	to	36.37	9,701,746	0.25%	18.12%	to	17.82%
2020	0.00%	to	0.25%	347,046	22.06	to	30.87	7,741,165	1.11%	12.36%	to	12.08%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I (NVCMC1)
2024	0.00%	to	0.25%	102,911	21.61	to	24.33	2,246,729	0.00%	7.79%	to	7.52%
2023	0.00%	to	0.25%	108,710	20.04	to	22.63	2,194,093	0.00%	11.88%	to	11.60%
2022	0.00%	to	0.25%	127,166	17.92	to	20.28	2,290,300	0.00%	-13.05%	to	-13.27%
2021	0.00%	to	0.25%	109,336	20.61	to	23.38	2,266,484	0.27%	9.23%	to	8.95%
2020	0.00%	to	0.25%	151,817	18.86	to	21.46	2,877,906	0.55%	9.15%	to	8.88%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I (NVCMD1)
2024	0.00%	to	0.20%	275,798	25.80	to	32.38	7,514,634	0.00%	11.18%	to	10.96%
2023	0.00%	to	0.20%	419,837	23.21	to	29.18	10,108,900	0.00%	14.95%	to	14.72%
2022	0.00%	to	0.25%	462,998	20.19	to	25.26	9,789,518	0.00%	-14.08%	to	-14.29%
2021	0.00%	to	0.25%	454,554	23.50	to	29.47	11,030,614	0.29%	13.64%	to	13.35%
2020	0.00%	to	0.25%	396,875	20.68	to	26.00	8,530,891	0.86%	10.77%	to	10.49%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I (NVCRA1)
2024	0.00%	to	0.25%	199,655	31.72	to	47.60	6,591,968	0.00%	15.44%	to	15.15%
2023	0.00%	to	0.25%	189,221	27.48	to	41.33	5,400,097	0.00%	19.74%	to	19.44%
2022	0.00%	to	0.25%	137,561	22.95	to	34.61	3,309,733	0.00%	-15.23%	to	-15.45%
2021	0.00%	to	0.25%	141,906	27.07	to	40.93	3,967,014	0.19%	20.19%	to	19.89%
2020	0.00%	to	0.25%	143,568	22.52	to	34.14	3,304,285	1.16%	12.74%	to	12.46%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I (NVCRB1)
2024	0.00%	to	0.20%	341,889	23.44	to	27.94	8,081,651	0.00%	9.34%	to	9.12%
2023	0.00%	to	0.20%	353,113	21.44	to	25.61	7,651,788	0.00%	13.40%	to	13.17%
2022	0.00%	to	0.25%	323,940	18.91	to	22.47	6,210,878	0.00%	-13.60%	to	-13.82%
2021	0.00%	to	0.25%	343,739	21.88	to	26.08	7,719,947	0.26%	11.12%	to	10.84%
2020	0.00%	to	0.25%	319,255	19.69	to	23.52	6,423,916	0.66%	9.71%	to	9.44%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II (NVDBL2)
2024	0.00%			52,112	26.57			1,384,386	0.00%	7.79%
2023	0.00%			60,804	24.65			1,498,536	0.00%	13.04%
2022	0.00%			66,013	21.80			1,439,235	0.00%	-14.99%
2021	0.00%			76,675	25.65			1,966,475	0.20%	8.24%
2020	0.00%			91,064	23.69			2,157,666	0.13%	9.41%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II (NVDCA2)
2024	0.00%			15,449	35.00			540,771	0.00%	10.47%
2023	0.00%			17,058	31.69			540,478	0.00%	16.38%
2022	0.00%			19,408	27.23			528,417	0.00%	-17.57%
2021	0.00%			22,415	33.03			740,332	0.17%	12.16%
2020	0.00%			27,253	29.45			802,530	0.18%	11.62%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P (NVDCAP)
2024	0.00%			18,715	12.95			242,268	0.00%	10.67%
2023	0.00%			18,155	11.70			212,359	0.00%	16.56%
2022	0.00%			19,811	10.03			198,802	0.00%	-17.50%
2021	0.00%			21,381	12.16			260,056	0.36%	12.38%
2020	0.00%			14,775	10.82			159,917	0.00%	8.24%			****
Nationwide Variable Insurance Trust - NVIT iShares Fixed Income ETF Fund: Class II (NVFIII)
2024	0.00%			12,429	10.15			126,113	2.80%	0.81%
2023	0.00%			12,303	10.07			123,837	2.77%	5.22%
2022	0.00%			10,817	9.57			103,476	1.64%	-13.74%
2021	0.00%			14,689	11.09			162,889	0.87%	-2.02%
2020	0.00%			22,193	11.32			251,187	1.49%	7.12%
Nationwide Variable Insurance Trust - NVIT iShares Global Equity ETF Fund: Class II (NVGEII)
2024	0.00%			15,669	17.85			279,741	1.36%	15.57%
2023	0.00%			12,043	15.45			186,047	1.56%	20.48%
2022	0.00%			9,591	12.82			122,976	1.88%	-16.38%
2021	0.00%			5,318	15.33			81,543	1.32%	21.87%
2020	0.00%			3,002	12.58			37,771	1.68%	15.76%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P (NVIDMP)
2024	0.00%			548,277	12.41			6,805,911	0.00%	9.18%
2023	0.00%			514,127	11.37			5,845,638	0.00%	14.95%
2022	0.00%			427,681	9.89			4,230,189	0.00%	-16.49%
2021	0.00%			319,239	11.84			3,781,080	0.51%	10.44%
2020	0.00%			98,504	10.72			1,056,414	0.00%	7.25%			****
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II (NVIE6)
2024	0.00%			14,218	17.09			242,945	2.34%	11.01%
2023	0.00%			14,585	15.39			224,500	2.60%	21.46%
2022	0.00%			15,196	12.67			192,573	3.54%	-14.38%
2021	0.00%			15,740	14.80			232,961	2.32%	12.40%
2020	0.00%			16,029	13.17			211,067	0.98%	7.69%
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I (NVIX)
2024	0.00%	to	0.25%	3,334,506	14.93	to	14.53	49,168,617	3.58%	3.11%	to	2.85%
2023	0.00%	to	0.25%	3,361,869	14.48	to	14.13	48,087,198	2.84%	17.58%	to	17.28%
2022	0.00%	to	0.25%	2,760,395	12.31	to	12.05	33,603,327	3.91%	-14.29%	to	-14.51%
2021	0.00%	to	0.25%	2,575,056	14.36	to	14.09	36,587,631	3.04%	10.84%	to	10.57%
2020	0.00%	to	0.25%	2,414,969	12.96	to	12.75	30,959,979	2.52%	7.53%	to	7.27%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I (NVLCP1)
2024	0.00%			285,101	17.79			5,071,169	3.46%	2.02%
2023	0.00%			267,443	17.44			4,663,033	3.89%	7.40%
2022	0.00%			239,799	16.23			3,893,090	2.40%	-13.46%
2021	0.00%			303,253	18.76			5,688,994	3.89%	-0.72%
2020	0.00%			120,503	18.90			2,277,107	3.04%	9.31%
Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)
2024	0.00%	to	0.10%	1,054,911	14.13	to	10.20	14,660,969	0.31%	-1.35%	to	-1.45%
2023	0.00%	to	0.20%	1,328,412	14.32	to	10.33	17,848,463	2.01%	15.67%	to	15.44%
2022	0.00%	to	0.10%	1,152,028	12.38	to	8.95	14,042,924	0.00%	-37.93%	to	-10.47%
2021	0.00%			1,099,683	19.94			21,930,646	0.38%	-1.08%
2020	0.00%			1,114,827	20.16			22,475,770	0.98%	51.04%
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)
2024	0.00%			415,156	14.82			6,150,984	6.01%	4.44%
2023	0.00%			467,350	14.19			6,629,982	2.79%	15.67%
2022	0.00%			470,450	12.26			5,769,733	3.82%	-5.86%
2021	0.00%			430,600	13.03			5,609,958	3.37%	10.58%
2020	0.00%			428,631	11.78			5,050,061	0.00%	17.82%			****

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)
2024	0.00%	to	0.25%	481,485	76.19	to	73.08	36,440,625	0.81%	26.06%	to	25.75%
2023	0.00%	to	0.25%	474,561	60.44	to	58.12	28,542,475	5.30%	35.36%	to	35.02%
2022	0.00%	to	0.25%	478,216	44.65	to	43.04	21,282,404	5.34%	-12.49%	to	-12.71%
2021	0.00%	to	0.25%	470,430	51.02	to	49.31	23,926,902	0.00%	40.45%	to	40.10%
2020	0.00%	to	0.25%	487,140	36.33	to	35.20	17,642,372	0.00%	30.09%	to	29.77%
Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)
2024	0.00%	to	0.25%	1,150,323	38.20	to	36.64	43,890,061	0.00%	18.50%	to	18.20%
2023	0.00%	to	0.25%	1,245,203	32.24	to	31.00	40,093,258	0.00%	20.58%	to	20.28%
2022	0.00%	to	0.25%	1,329,261	26.74	to	25.77	35,481,425	0.00%	-37.61%	to	-37.76%
2021	0.00%	to	0.25%	1,411,401	42.85	to	41.41	60,408,255	0.12%	-4.70%	to	-4.94%
2020	0.00%	to	0.25%	1,518,258	44.97	to	43.57	68,167,277	0.00%	60.90%	to	60.50%
Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class I (NVMMV1)
2024	0.00%	to	0.25%	254,365	38.26	to	36.70	9,594,527	1.12%	8.54%	to	8.27%
2023	0.00%	to	0.25%	291,959	35.25	to	33.90	10,154,417	1.53%	8.82%	to	8.55%
2022	0.00%	to	0.25%	354,803	32.40	to	31.23	11,359,202	1.60%	-2.59%	to	-2.84%
2021	0.00%	to	0.25%	314,894	33.26	to	32.14	10,357,156	0.92%	24.20%	to	23.89%
2020	0.00%	to	0.25%	302,109	26.78	to	25.94	8,001,705	2.18%	-1.07%	to	-1.32%
Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II (NVMMV2)
2024	0.00%			346,343	37.42			12,961,450	1.01%	8.49%
2023	0.00%			362,825	34.50			12,516,242	1.53%	8.63%
2022	0.00%			379,578	31.76			12,053,714	1.36%	-2.66%
2021	0.00%			404,798	32.62			13,206,366	0.73%	24.02%
2020	0.00%			464,832	26.31			12,228,172	2.08%	-1.14%
Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I (NVNMO1)
2024	0.00%			526,102	44.40			23,358,977	0.44%	21.48%
2023	0.00%			558,080	36.55			20,397,518	0.52%	23.39%
2022	0.00%			597,569	29.62			17,700,267	0.39%	-17.06%
2021	0.00%			634,912	35.71			22,674,998	0.30%	26.57%
2020	0.00%			682,660	28.22			19,262,259	0.43%	13.55%
Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I (NVNSR1)
2024	0.00%	to	0.20%	5,830	37.33	to	21.78	212,107	0.27%	8.63%	to	8.42%
2023	0.00%	to	0.20%	5,966	34.36	to	20.09	200,858	0.33%	20.59%	to	20.35%
2022	0.00%	to	0.25%	5,947	28.50	to	16.64	166,012	0.30%	-22.92%	to	-23.11%
2021	0.00%	to	0.25%	17,186	36.97	to	21.64	630,968	0.64%	26.81%	to	26.49%
2020	0.00%			6,143	29.15			179,085	0.72%	13.36%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)
2024	0.00%	to	0.10%	3,808,538	84.77	to	32.68	318,889,484	1.20%	22.80%	to	22.68%
2023	0.00%	to	0.20%	4,126,825	69.03	to	26.44	281,280,770	1.44%	23.88%	to	23.63%
2022	0.00%	to	0.20%	4,395,002	55.72	to	21.38	242,204,678	0.87%	-22.10%	to	-22.26%
2021	0.00%	to	0.20%	4,717,424	71.53	to	27.50	333,436,491	0.62%	30.24%	to	29.98%
2020	0.00%	to	0.20%	3,865,693	54.92	to	21.16	207,291,349	1.36%	18.90%	to	18.66%
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)
2024	0.00%	to	0.25%	1,070,491	26.55	to	51.22	32,632,011	2.37%	10.72%	to	10.45%
2023	0.00%	to	0.25%	1,163,714	23.98	to	46.37	32,238,260	2.27%	12.88%	to	12.59%
2022	0.00%	to	0.25%	1,246,582	21.24	to	41.19	30,956,726	1.54%	-28.52%	to	-28.70%
2021	0.00%	to	0.25%	1,283,052	29.71	to	57.76	43,969,602	1.13%	46.75%	to	46.38%
2020	0.00%	to	0.25%	1,317,987	20.25	to	39.46	29,813,361	1.55%	-5.39%	to	-5.62%
Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class II (NVSIX2)
2024	0.00%	to	0.20%	126,950	26.87	to	18.26	3,009,102	0.94%	10.87%	to	10.65%
2023	0.00%	to	0.25%	119,047	24.23	to	16.48	2,631,031	1.03%	16.35%	to	16.06%
2022	0.00%	to	0.25%	125,150	20.83	to	14.20	2,334,359	0.82%	-20.72%	to	-20.92%
2021	0.00%	to	0.25%	101,081	26.27	to	17.95	2,536,503	1.01%	14.20%	to	13.92%
2020	0.00%	to	0.25%	67,904	23.00	to	15.76	1,557,624	1.01%	57.85%	to	57.59%
Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class Y (NVSIXD)
2024	0.00%			17,818	18.73			333,720	1.48%	11.35%
2023	0.00%			11,973	16.82			201,376	1.47%	16.69%
2022	0.00%			12,555	14.41			180,963	1.35%	-20.46%
2021	0.00%			1,568	18.12			28,414	3.14%	14.54%			****

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class I (NVSTB1)
2024	0.00%	to	0.25%	17,049,275	14.02	to	13.44	234,835,557	4.89%	5.35%	to	5.08%
2023	0.00%	to	0.25%	9,295,579	13.30	to	12.79	121,592,370	3.90%	5.95%	to	5.69%
2022	0.00%	to	0.25%	9,393,133	12.56	to	12.11	116,071,709	2.13%	-5.39%	to	-5.63%
2021	0.00%	to	0.25%	12,249,853	13.27	to	12.83	160,215,231	1.26%	-0.44%	to	-0.69%
2020	0.00%	to	0.25%	2,453,534	13.33	to	12.92	32,108,328	2.50%	3.20%	to	2.95%
Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II (NVSTB2)
2024	0.00%			145,224	13.42			1,948,243	3.72%	5.06%
2023	0.00%			175,559	12.77			2,241,778	3.56%	5.69%
2022	0.00%			171,570	12.08			2,072,971	2.10%	-5.67%
2021	0.00%			162,797	12.81			2,085,159	0.82%	-0.59%
2020	0.00%			251,284	12.88			3,237,618	1.66%	2.83%
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)
2024	0.00%	to	0.20%	60,622	23.81	to	11.13	1,095,536	6.37%	4.25%	to	4.04%
2023	0.00%	to	0.25%	61,369	22.84	to	10.68	1,112,048	2.35%	15.56%	to	15.27%
2022	0.00%	to	0.25%	59,490	19.76	to	9.27	962,061	3.80%	-5.99%	to	-6.23%
2021	0.00%			41,436	21.02			871,170	2.37%	10.40%
2020	0.00%			43,970	19.04			837,364	1.40%	5.18%
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)
2024	0.00%	to	0.10%	2,314,448	16.53	to	15.13	38,246,900	4.79%	4.88%	to	4.78%
2023	0.00%	to	0.10%	2,715,721	15.76	to	14.44	42,788,534	4.67%	4.75%	to	4.64%
2022	0.00%	to	0.10%	2,430,171	15.04	to	13.80	36,552,369	1.30%	1.30%	to	1.20%
2021	0.00%	to	0.10%	2,395,575	14.85	to	13.63	35,570,868	0.00%	0.00%	to	-0.10%
2020	0.00%	to	0.10%	2,592,546	14.85	to	13.65	38,495,066	0.24%	0.24%	to	0.14%
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V (SAM5)
2024	0.00%	to	0.25%	43,768,868	13.61	to	12.87	580,313,318	4.82%	4.94%	to	4.67%
2023	0.00%	to	0.25%	42,314,172	12.97	to	12.30	534,816,834	4.72%	4.80%	to	4.54%
2022	0.00%	to	0.25%	24,156,200	12.37	to	11.76	290,289,889	1.32%	1.33%	to	1.08%
2021	0.00%	to	0.25%	22,191,764	12.21	to	11.64	263,011,500	0.00%	0.00%	to	-0.25%
2020	0.00%	to	0.25%	19,122,843	12.21	to	11.67	225,619,161	0.26%	0.26%	to	0.01%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)
2024	0.00%	to	0.25%	542,675	107.81	to	69.93	57,516,631	0.12%	13.08%	to	12.80%
2023	0.00%	to	0.25%	582,681	95.34	to	61.99	53,959,224	0.52%	13.99%	to	13.70%
2022	0.00%	to	0.25%	610,252	83.64	to	54.52	49,747,844	0.45%	-18.77%	to	-18.97%
2021	0.00%	to	0.25%	644,751	102.96	to	67.28	64,396,933	0.00%	30.84%	to	30.51%
2020	0.00%	to	0.25%	712,462	78.70	to	51.56	49,314,100	0.02%	22.69%	to	22.38%
Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class I (SCGF)
2024	0.00%	to	0.25%	487,429	71.64	to	67.19	34,420,636	0.00%	21.21%	to	20.91%
2023	0.00%	to	0.25%	516,634	59.11	to	55.57	30,076,495	0.00%	17.47%	to	17.17%
2022	0.00%	to	0.25%	500,426	50.32	to	47.43	24,820,156	0.00%	-30.37%	to	-30.54%
2021	0.00%	to	0.25%	507,073	72.26	to	68.28	36,139,695	0.00%	10.31%	to	10.03%
2020	0.00%	to	0.25%	530,757	65.51	to	62.06	34,251,785	0.00%	40.89%	to	40.54%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)
2024	0.00%	to	0.25%	461,738	95.85	to	70.42	43,960,704	0.73%	6.53%	to	6.26%
2023	0.00%	to	0.25%	501,422	89.97	to	66.27	44,747,564	0.43%	17.45%	to	17.16%
2022	0.00%	to	0.25%	522,653	76.60	to	56.57	39,806,527	0.33%	-12.91%	to	-13.13%
2021	0.00%	to	0.25%	566,793	87.96	to	65.12	49,709,406	0.00%	32.04%	to	31.71%
2020	0.00%	to	0.25%	581,640	66.62	to	49.44	37,873,821	0.08%	5.15%	to	4.89%
Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)
2024	0.00%	to	0.20%	811,144	62.39	to	48.40	50,457,861	1.07%	13.66%	to	13.43%
2023	0.00%	to	0.20%	859,126	54.90	to	42.67	47,020,891	1.34%	8.27%	to	8.06%
2022	0.00%	to	0.20%	932,444	50.70	to	39.49	47,140,449	1.16%	-8.44%	to	-8.63%
2021	0.00%	to	0.20%	999,625	55.38	to	43.22	55,171,923	0.78%	21.88%	to	21.64%
2020	0.00%	to	0.25%	1,058,400	45.43	to	35.17	48,008,857	1.08%	10.35%	to	10.08%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)
2024	0.10%			20,180	75.83			1,530,336	0.00%	23.90%
2023	0.10%			23,321	61.21			1,427,416	0.00%	18.03%
2022	0.10%	to	0.25%	32,845	51.86	to	36.85	1,216,876	0.00%	-28.80%	to	-28.91%
2021	0.10%	to	0.25%	35,938	72.84	to	51.83	1,872,414	0.00%	12.88%	to	12.71%
2020	0.00%	to	0.25%	40,347	89.81	to	45.99	1,865,369	0.00%	39.98%	to	39.63%
Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class S Shares (AMMCGS)
2024	0.00%			52,591	25.23			1,326,933	0.00%	23.76%
2023	0.00%			45,950	20.39			936,794	0.00%	17.96%
2022	0.00%			44,386	17.28			767,114	0.00%	-28.83%
2021	0.00%			46,056	24.28			1,118,369	0.00%	12.72%
2020	0.00%			51,504	21.54			1,109,490	0.00%	39.71%
Neuberger Berman Advisers Management Trust - Mid Cap Intrinsic Value Portfolio: Class I Shares (AMRI)
2024	0.00%			2,063	31.07			64,081	0.71%	8.82%
2023	0.00%			2,295	28.55			65,504	1.04%	11.00%
2022	0.00%	to	0.20%	1,791	25.72	to	24.87	45,096	0.88%	-9.75%	to	-9.93%
2021	0.00%			463	28.50			13,195	0.57%	32.80%
2020	0.00%	to	0.10%	1,350	21.46	to	21.15	28,716	1.05%	-2.62%	to	-2.72%
Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)
2024	0.00%	to	0.10%	34,188	86.51	to	84.66	2,956,608	0.22%	25.84%	to	25.72%
2023	0.00%	to	0.20%	36,858	68.75	to	65.96	2,532,954	0.34%	26.90%	to	26.65%
2022	0.00%	to	0.20%	40,176	54.17	to	52.09	2,175,772	0.43%	-18.45%	to	-18.61%
2021	0.00%	to	0.25%	44,113	66.43	to	63.40	2,929,003	0.38%	23.48%	to	23.17%
2020	0.00%	to	0.25%	49,461	53.80	to	51.48	2,659,925	0.56%	19.56%	to	19.26%
Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (AMTB)
2024	0.00%			268,869	14.71			3,956,022	5.61%	6.10%
2023	0.00%			240,203	13.87			3,331,181	4.12%	5.90%
2022	0.00%			224,571	13.10			2,940,865	3.15%	-5.19%
2021	0.00%			423,072	13.81			5,843,360	3.52%	0.74%
2020	0.00%			207,597	13.71			2,846,187	2.33%	3.46%
Northern Lights Variable Trust - TOPS Managed Risk Balanced ETF Portfolio: Class 3 (NOTB3)
2024	0.00%			4,007	14.91			59,757	2.64%	5.96%
2023	0.00%			4,788	14.07			67,388	0.18%	9.17%
2022	0.00%			4,788	12.89			61,724	18.70%	-12.08%
2021	0.00%			4,742	14.66			69,534	1.04%	8.51%
2020	0.00%			3,627	13.51			49,013	2.18%	5.66%
Northern Lights Variable Trust - TOPS Managed Risk Growth ETF Portfolio: Class 3 (NOTG3)
2024	0.00%			3,578	16.13			57,705	2.30%	7.63%
2023	0.00%			3,513	14.98			52,639	0.38%	11.00%
2022	0.00%			3,742	13.50			50,513	8.89%	-13.79%
2021	0.00%			3,665	15.66			57,386	0.96%	12.43%
2020	0.00%			3,591	13.93			50,011	2.07%	5.18%
Northern Lights Variable Trust - TOPS Managed Risk Moderate Growth ETF Portfolio: Class 3 (NOTMG3)
2024	0.00%			8,531	16.05			136,915	2.58%	7.58%
2023	0.00%			8,745	14.92			130,458	0.36%	10.23%
2022	0.00%			9,866	13.53			133,529	17.34%	-13.53%
2021	0.00%			10,148	15.65			158,828	1.04%	10.98%
2020	0.00%			10,474	14.10			147,710	1.93%	5.90%
New York Life Investments VP Funds Trust - NYLI VP Floating Rate Portfolio: Initial Class (MNVFRI)
2024	0.00%	to	0.10%	370,002	13.85	to	10.52	3,908,125	7.88%	8.09%	to	5.18%
2023	0.00%			2,680	12.81			34,341	7.09%	11.86%
New York Life Investments VP Funds Trust - NYLI VP Floating Rate Portfolio: Service Class (MNVFRS)
2024	0.10%	to	0.20%	84,848	13.62	to	13.56	1,154,977	7.79%	7.71%	to	7.60%
2023	0.10%	to	0.25%	60,011	12.65	to	12.58	758,422	8.03%	11.47%	to	11.30%
2022	0.10%	to	0.25%	53,117	11.35	to	11.30	602,551	5.21%	-1.60%	to	-1.74%
2021	0.20%			4,346	11.51			50,033	2.93%	3.25%
2020	0.20%			3,986	11.15			44,443	0.38%	11.50%			****

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class (PMVAAA)
2024	0.00%	to	0.25%	149,764	28.33	to	26.91	4,128,745	6.53%	3.74%	to	3.48%
2023	0.00%	to	0.25%	156,125	27.31	to	26.00	4,165,549	2.95%	8.14%	to	7.87%
2022	0.00%	to	0.25%	156,047	25.25	to	24.10	3,860,718	7.65%	-11.84%	to	-12.06%
2021	0.00%	to	0.25%	193,526	28.65	to	27.41	5,434,933	11.25%	16.23%	to	15.94%
2020	0.00%	to	0.25%	214,380	24.65	to	23.64	5,194,505	5.47%	8.01%	to	7.74%
PIMCO Variable Insurance Trust - International Bond Portfolio (unhedged): Administrative Class (PMVFBA)
2024	0.00%	to	0.20%	84,295	12.07	to	11.68	998,351	3.35%	-3.40%	to	-3.60%
2023	0.00%	to	0.20%	73,381	12.50	to	12.11	899,972	2.53%	6.22%	to	6.01%
2022	0.00%	to	0.20%	79,785	11.77	to	11.43	923,564	1.54%	-18.98%	to	-19.14%
2021	0.00%	to	0.20%	103,881	14.52	to	14.13	1,491,803	5.86%	-7.52%	to	-7.70%
2020	0.00%	to	0.25%	104,814	15.70	to	15.21	1,623,712	5.60%	10.77%	to	10.50%
PIMCO Variable Insurance Trust - International Bond Portfolio (U.S. Dollar-Hedged): Administrative Class (PMVFHA)
2024	0.00%	to	0.25%	420,987	11.91	to	11.68	4,965,639	3.64%	5.46%	to	5.20%
2023	0.00%	to	0.25%	348,191	11.29	to	11.10	3,901,619	2.64%	9.02%	to	8.75%
2022	0.00%	to	0.25%	267,098	10.36	to	10.21	2,748,799	1.64%	-10.16%	to	-10.38%
2021	0.00%	to	0.25%	32,351	11.53	to	11.39	370,172	1.55%	-1.95%	to	-2.20%
2020	0.00%	to	0.25%	32,324	11.76	to	11.65	376,994	5.79%	5.55%	to	5.29%
PIMCO Variable Insurance Trust - Global Bond Opportunities Portfolio (Unhedged): Administrative Class (PMVGBA)
2024	0.00%	to	0.25%	69,040	10.50	to	10.30	715,361	3.48%	-0.50%	to	-0.75%
2023	0.00%	to	0.25%	118,811	10.55	to	10.38	1,238,040	2.26%	5.26%	to	5.00%
2022	0.00%	to	0.25%	97,780	10.02	to	9.88	969,518	1.50%	-11.01%	to	-11.23%
2021	0.00%	to	0.25%	87,855	11.26	to	11.13	978,882	5.03%	-4.16%	to	-4.40%
2020	0.10%	to	0.25%	53,516	11.71	to	11.64	623,388	2.49%	10.00%	to	9.84%
PIMCO Variable Insurance Trust - High Yield Portfolio: Administrative Class (PMVHYA)
2024	0.00%	to	0.25%	24,325	13.29	to	13.07	322,079	5.86%	6.88%	to	6.62%
2023	0.00%	to	0.25%	22,915	12.43	to	12.26	282,360	5.73%	12.24%	to	11.96%
2022	0.00%	to	0.25%	49,235	11.08	to	10.95	539,851	5.05%	-10.29%	to	-10.52%
2021	0.00%	to	0.25%	83,090	12.35	to	12.24	1,018,571	4.46%	3.65%	to	3.39%
2020	0.00%	to	0.25%	73,350	11.92	to	11.84	869,082	4.80%	5.72%	to	5.45%
PIMCO Variable Insurance Trust - Income Portfolio: Administrative Class (PMVID)
2024	0.10%	to	0.20%	1,525,671	10.61	to	10.57	16,182,051	5.89%	5.31%	to	5.20%
2023	0.10%	to	0.20%	1,689,775	10.08	to	10.05	17,021,604	5.30%	8.16%	to	8.05%
2022	0.10%	to	0.25%	1,618,898	9.32	to	9.29	15,076,405	4.08%	-7.88%	to	-8.02%	****
PIMCO Variable Insurance Trust - Income Portfolio: Institutional Class (PMVII)
2024	0.00%			19,799	10.71			212,008	5.99%	5.57%
2023	0.00%			8,108	10.14			82,234	5.53%	8.42%
2022	0.00%			569	9.35			5,323	0.05%	-7.65%			****
PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class (PMVLDA)
2024	0.00%	to	0.25%	1,738,050	17.42	to	16.47	29,507,686	3.99%	4.50%	to	4.24%
2023	0.00%	to	0.25%	1,983,000	16.67	to	15.80	32,198,621	3.60%	4.98%	to	4.72%
2022	0.00%	to	0.25%	2,362,549	15.88	to	15.09	36,438,349	1.65%	-5.75%	to	-5.99%
2021	0.00%	to	0.25%	2,713,185	16.84	to	16.05	44,248,853	0.52%	-0.93%	to	-1.17%
2020	0.00%	to	0.25%	2,498,735	17.00	to	16.24	41,172,809	1.17%	2.99%	to	2.73%
PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio: Administrative Class (PMVLGA)
2024	0.00%	to	0.20%	622,035	14.21	to	13.79	8,811,375	2.72%	-6.01%	to	-6.20%
2023	0.00%	to	0.20%	689,211	15.11	to	14.71	10,374,388	2.39%	3.99%	to	3.79%
2022	0.00%	to	0.25%	712,978	14.53	to	14.08	10,317,037	2.04%	-28.88%	to	-29.06%
2021	0.00%	to	0.25%	706,484	20.43	to	19.85	14,384,636	1.56%	-4.78%	to	-5.02%
2020	0.00%	to	0.25%	870,552	21.46	to	20.89	18,624,770	1.63%	17.38%	to	17.09%
PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class (PMVRRA)
2024	0.00%	to	0.25%	1,595,861	23.41	to	22.14	36,277,721	2.62%	2.13%	to	1.87%
2023	0.00%	to	0.25%	1,780,784	22.92	to	21.73	39,650,669	3.00%	3.69%	to	3.43%
2022	0.00%	to	0.25%	2,026,792	22.11	to	21.01	43,363,262	7.02%	-11.89%	to	-12.11%
2021	0.00%	to	0.25%	2,307,381	25.09	to	23.90	55,948,773	4.91%	5.55%	to	5.28%
2020	0.00%	to	0.25%	2,268,919	23.77	to	22.70	52,134,936	1.43%	11.72%	to	11.44%
PIMCO Variable Insurance Trust - CommodityRealReturn(R)Strategy Portfolio: Administrative Class (PMVRSA)
2024	0.00%			32,177	8.75			281,678	2.18%	4.16%
2023	0.00%			33,301	8.40			279,870	16.01%	-7.85%
2022	0.00%			129,771	9.12			1,183,603	23.60%	8.61%
2021	0.00%			45,474	8.40			381,859	4.87%	33.34%
2020	0.00%			23,857	6.30			150,242	6.51%	1.35%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class (PMVTRA)
2024	0.00%	to	0.25%	2,130,289	23.00	to	21.75	47,740,990	4.04%	2.53%	to	2.27%
2023	0.00%	to	0.25%	2,812,687	22.43	to	21.27	61,377,404	3.57%	5.94%	to	5.68%
2022	0.00%	to	0.25%	2,959,651	21.18	to	20.13	60,902,787	2.61%	-14.30%	to	-14.52%
2021	0.00%	to	0.25%	2,989,602	24.71	to	23.54	71,878,023	1.83%	-1.26%	to	-1.51%
2020	0.00%	to	0.25%	3,331,795	25.03	to	23.90	81,214,234	2.11%	8.64%	to	8.37%
PIMCO Variable Insurance Trust - Short-Term Portfolio: Administrative Class (PVSTA)
2024	0.00%	to	0.10%	43,205	11.34	to	11.31	489,728	5.03%	6.05%	to	5.95%
2023	0.00%	to	0.20%	59,423	10.70	to	10.66	634,787	4.37%	5.91%	to	5.70%
2022	0.00%			5,299	10.10			53,515	0.94%	0.99%			****
Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB (PVEIB)
2024	0.00%			199,594	24.38			4,865,980	1.06%	19.14%
2023	0.00%			167,496	20.46			3,427,383	2.04%	15.67%
2022	0.00%			166,923	17.69			2,953,041	1.35%	-3.13%
2021	0.00%			128,006	18.26			2,337,757	1.05%	27.30%
2020	0.00%			118,429	14.35			1,698,982	1.72%	5.80%
Putnam Variable Trust - Putnam VT Large Cap Growth Fund: Class IB (PVGOB)
2024	0.00%			121,254	42.36			5,136,899	0.00%	33.41%
2023	0.00%			142,602	31.76			4,528,558	0.00%	44.47%
2022	0.00%			75,574	21.98			1,661,171	0.00%	-30.50%
2021	0.00%			115,984	31.63			3,668,364	0.00%	22.65%
2020	0.00%			140,034	25.79			3,610,974	0.03%	38.71%
Putnam Variable Trust - Putnam VT Sustainable Leaders Fund: Class IB (PVNOB)
2024	0.00%			18,215	14.35			261,304	0.23%	23.02%
2023	0.00%			5,412	11.66			63,113	0.00%	16.61%			****
Putnam Variable Trust - Putnam VT International Equity Fund: Class IB (PVTIGB)
2024	0.00%			26,179	34.08			892,227	2.18%	2.97%
2023	0.00%			26,866	33.10			889,208	0.04%	18.51%
2022	0.00%			32,272	27.93			901,327	1.57%	-14.77%
2021	0.00%			33,202	32.77			1,087,970	1.17%	8.82%
2020	0.00%			40,015	30.11			1,204,943	1.60%	12.10%
Putnam Variable Trust - Putnam VT Small Cap Value Fund: Class IB (PVTSCB)
2024	0.10%	to	0.25%	60,679	31.02	to	30.23	1,855,354	1.08%	6.09%	to	5.93%
2023	0.10%	to	0.25%	59,213	29.24	to	28.53	1,701,485	0.15%	23.63%	to	23.44%
2022	0.10%	to	0.25%	56,282	23.65	to	23.11	1,308,104	0.16%	-13.07%	to	-13.20%
2021	0.10%	to	0.25%	55,525	27.20	to	26.63	1,483,580	0.70%	39.76%	to	39.55%
2020	0.20%	to	0.25%	54,468	19.21	to	19.08	1,041,141	1.12%	3.76%	to	3.70%
Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class (ROCMC)
2024	0.10%	to	0.20%	26,763	61.31	to	59.95	1,637,058	0.00%	13.56%	to	13.44%
2023	0.10%	to	0.20%	35,173	53.99	to	52.85	1,894,540	0.00%	18.66%	to	18.55%
2022	0.10%	to	0.25%	46,848	45.50	to	44.13	2,126,515	0.00%	-22.51%	to	-22.63%
2021	0.10%	to	0.25%	49,547	58.71	to	57.04	2,902,497	0.00%	29.85%	to	29.65%
2020	0.00%	to	0.25%	56,567	46.05	to	43.99	2,537,248	0.00%	23.79%	to	23.48%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio (TRBCGP)
2024	0.00%	to	0.25%	2,133,439	62.01	to	60.15	130,125,667	0.00%	35.51%	to	35.17%
2023	0.00%	to	0.25%	2,334,754	45.76	to	44.50	105,238,499	0.00%	49.29%	to	48.92%
2022	0.00%	to	0.25%	2,919,619	30.65	to	29.88	88,096,683	0.00%	-38.50%	to	-38.66%
2021	0.00%	to	0.25%	2,832,664	49.84	to	48.71	139,027,186	0.00%	17.62%	to	17.33%
2020	0.00%	to	0.25%	3,107,541	42.37	to	41.52	129,855,277	0.00%	34.28%	to	33.94%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II (TREI2)
2024	0.00%	to	0.25%	287,734	58.42	to	55.24	16,379,025	1.61%	11.38%	to	11.10%
2023	0.00%	to	0.25%	316,304	52.45	to	49.73	16,170,606	1.88%	9.31%	to	9.04%
2022	0.00%	to	0.25%	338,748	47.98	to	45.60	15,829,463	1.60%	-3.59%	to	-3.83%
2021	0.00%	to	0.25%	447,039	49.76	to	47.42	21,581,763	1.34%	25.22%	to	24.90%
2020	0.00%	to	0.25%	523,995	39.74	to	37.96	20,125,400	2.06%	0.96%	to	0.70%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)
2024	0.00%			162,039	67.78			10,983,264	0.00%	1.42%
2023	0.00%			169,289	66.83			11,314,221	0.00%	2.68%
2022	0.00%			199,503	65.09			12,984,902	0.00%	-12.69%
2021	0.00%			213,874	74.54			15,942,854	0.00%	12.83%
2020	0.00%			244,003	66.07			16,120,573	0.00%	29.27%
T. Rowe Price Fixed Income Series, Inc. - T. Rowe Price Limited-Term Bond Portfolio (TRLT1)
2024	0.10%	to	0.25%	2,507,075	12.33	to	12.07	30,885,741	4.21%	4.86%	to	4.70%
2023	0.10%	to	0.25%	2,404,410	11.76	to	11.53	28,087,439	3.32%	4.84%	to	4.68%
2022	0.10%	to	0.25%	2,435,383	11.22	to	11.01	27,031,813	1.95%	-4.62%	to	-4.76%
2021	0.10%	to	0.25%	2,297,000	11.76	to	11.56	26,758,154	1.30%	0.04%	to	-0.12%
2020	0.00%	to	0.25%	1,117,432	11.87	to	11.58	12,996,616	1.95%	4.70%	to	4.44%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio: II (TRMCG2)
2024	0.00%	to	0.20%	140,510	117.26	to	112.14	16,115,408	0.00%	9.04%	to	8.82%
2023	0.00%	to	0.20%	245,305	107.54	to	103.05	25,823,655	0.00%	12.35%	to	12.50%
2022	0.10%	to	0.25%	341,478	88.08	to	85.44	29,898,931	0.00%	-22.83%	to	-22.94%
2021	0.10%	to	0.25%	390,808	114.14	to	110.88	43,630,859	0.00%	14.45%	to	14.28%
2020	0.10%	to	0.25%	371,947	99.72	to	97.02	36,246,339	0.00%	23.35%	to	23.17%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio (TRMCGP)
2024	0.00%			1,567	12.32			19,309	0.00%	9.32%
2023	0.00%			370	11.27			4,169	0.00%	12.72%			****
T. Rowe Price Equity Series, Inc. - T. Rowe Price All-Cap Opportunities Portfolio (TRNAG1)
2024	0.00%	to	0.25%	564,886	115.09	to	109.30	63,670,665	0.07%	25.16%	to	24.84%
2023	0.00%	to	0.25%	658,916	91.96	to	87.55	59,198,233	0.24%	28.96%	to	28.64%
2022	0.00%	to	0.25%	834,436	71.31	to	68.06	58,034,742	0.00%	-21.51%	to	-21.71%
2021	0.00%	to	0.25%	977,708	90.85	to	86.92	86,538,494	0.00%	20.80%	to	20.49%
2020	0.00%	to	0.25%	1,053,561	75.21	to	72.14	77,132,392	0.00%	44.37%	to	44.01%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Moderate Allocation Portfolio (TRPSB1)
2024	0.00%	to	0.25%	287,972	30.35	to	29.01	8,571,696	2.30%	10.06%	to	9.78%
2023	0.00%	to	0.25%	319,106	27.58	to	26.42	8,643,887	2.44%	15.35%	to	15.06%
2022	0.00%	to	0.25%	276,730	23.91	to	22.97	6,503,018	1.56%	-18.31%	to	-18.52%
2021	0.00%	to	0.25%	315,297	29.27	to	28.18	9,074,608	0.97%	10.06%	to	9.79%
2020	0.00%	to	0.25%	357,259	26.59	to	25.67	9,307,068	1.34%	14.54%	to	14.25%
VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)
2024	0.00%	to	0.10%	116,910	41.55	to	55.41	5,171,017	1.65%	1.21%	to	1.11%
2023	0.00%	to	0.10%	140,102	41.05	to	54.80	6,262,882	3.51%	9.77%	to	9.66%
2022	0.00%	to	0.10%	146,595	37.40	to	49.97	5,968,859	0.28%	-24.37%	to	-24.45%
2021	0.00%	to	0.25%	156,898	49.45	to	59.66	8,416,338	0.94%	-11.87%	to	-12.09%
2020	0.00%	to	0.25%	190,708	56.11	to	67.86	11,533,978	2.02%	17.25%	to	16.96%
VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)
2024	0.00%	to	0.25%	309,707	36.75	to	41.63	12,973,244	2.63%	-2.83%	to	-3.08%
2023	0.00%	to	0.25%	361,413	37.82	to	42.95	15,548,012	2.73%	-3.58%	to	-3.82%
2022	0.00%	to	0.25%	442,417	39.22	to	44.66	19,681,554	1.61%	8.39%	to	8.12%
2021	0.00%	to	0.25%	464,856	36.19	to	41.31	19,077,021	0.44%	18.92%	to	18.62%
2020	0.00%	to	0.25%	479,161	30.43	to	34.82	16,292,094	0.93%	19.11%	to	18.81%
Vanguard Variable Insurance Fund - Balanced Portfolio (VVB)
2024	0.00%	to	0.10%	626,873	36.44	to	35.83	22,559,796	2.16%	14.80%	to	14.69%
2023	0.00%	to	0.10%	583,937	31.74	to	31.24	18,321,078	1.96%	14.33%	to	14.21%
2022	0.00%	to	0.25%	593,664	27.76	to	26.74	16,258,055	1.90%	-14.30%	to	-14.52%
2021	0.00%	to	0.25%	663,170	32.40	to	31.28	21,187,425	1.58%	19.02%	to	18.72%
2020	0.00%	to	0.25%	522,971	27.22	to	26.35	13,867,162	2.63%	10.68%	to	10.40%
Vanguard Variable Insurance Fund - Capital Growth Portfolio (VVCG)
2024	0.00%			14,859	31.08			461,789	1.05%	13.41%
2023	0.00%			15,111	27.40			414,084	0.01%	27.98%
2022	0.00%			40	21.41			856	1.77%	-15.48%
2021	0.10%	to	0.25%	888,352	25.17	to	24.92	22,327,421	0.90%	21.42%	to	21.24%
2020	0.20%	to	0.25%	937,936	20.61	to	20.55	19,323,339	1.45%	17.24%	to	17.18%
Vanguard Variable Insurance Fund - Diversified Value Portfolio (VVDV)
2024	0.00%	to	0.10%	347,201	39.26	to	38.60	13,413,683	0.08%	14.89%	to	14.77%
2023	0.00%			9,147	34.18			312,625	1.24%	20.13%
2022	0.00%			5,611	28.45			159,637	0.00%	-11.49%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Vanguard Variable Insurance Fund - Equity Income Portfolio (VVEI)
2024	0.00%			96,258	17.32			1,667,395	2.73%	15.12%
2023	0.00%			156,698	15.05			2,357,811	2.70%	8.10%
2022	0.00%			126,341	13.92			1,758,619	1.48%	-0.66%
2021	0.00%			50,487	14.01			707,441	0.91%	25.33%
2020	0.00%			14,840	11.18			165,921	1.10%	3.25%			****
Vanguard Variable Insurance Fund - Equity Index Portfolio (VVEIX)
2024	0.00%			35,187	21.52			757,217	0.99%	24.84%
2023	0.00%			22,106	17.24			381,057	1.07%	26.11%
2022	0.00%			11,976	13.67			163,693	1.15%	-18.23%
2021	0.00%			7,217	16.72			120,636	1.20%	28.55%
2020	0.00%			8,031	13.00			104,429	0.00%	18.20%			****
Vanguard Variable Insurance Fund - Growth Portfolio (VVG)
2024	0.00%	to	0.10%	1,643,875	22.37	to	15.85	26,102,488	0.28%	33.14%	to	33.00%
2023	0.00%	to	0.10%	1,775,831	16.80	to	11.92	21,262,760	0.23%	40.13%	to	40.00%
2022	0.00%	to	0.25%	1,907,427	11.99	to	8.51	16,302,871	0.00%	-33.37%	to	-14.94%
2021	0.00%			17,371	17.99			312,566	0.02%	17.86%			****
Vanguard Variable Insurance Fund-Global Bond Index Portfolio (VVGBI)
2024	0.00%			22,368	10.10			225,876	2.86%	2.03%
2023	0.00%			17,911	9.90			177,268	1.90%	6.52%
2022	0.00%			13,370	9.29			124,226	2.60%	-13.13%
2021	0.00%			8,232	10.70			88,045	0.00%	-1.84%			****
Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)
2024	0.00%	to	0.10%	968,752	13.07	to	12.89	12,493,713	5.27%	1.24%	to	1.14%
2023	0.00%	to	0.10%	3,215,312	12.91	to	12.74	40,971,622	2.44%	5.58%	to	5.47%
2022	0.00%	to	0.25%	3,183,532	12.23	to	11.86	38,373,124	2.06%	-13.21%	to	-13.43%
2021	0.00%	to	0.25%	4,229,653	14.09	to	13.70	58,801,793	2.07%	-1.72%	to	-1.96%
2020	0.00%	to	0.25%	4,401,877	14.33	to	13.98	61,796,645	1.99%	7.58%	to	7.31%
Vanguard Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)
2024	0.00%			216	12.30			2,654	2.56%	6.45%
2023	0.00%			39	11.55			453	4.98%	11.67%
2022	0.00%			41	10.35			424	0.00%	-9.36%
Vanguard Variable Insurance Fund - International Portfolio (VVI)
2024	0.00%	to	0.10%	497,208	24.69	to	24.27	12,088,237	1.21%	9.01%	to	8.90%
2023	0.00%	to	0.10%	585,909	22.65	to	22.29	13,073,599	1.45%	14.65%	to	14.54%
2022	0.00%	to	0.25%	504,301	19.75	to	19.03	9,796,610	1.38%	-30.12%	to	-30.30%
2021	0.00%	to	0.25%	546,009	28.27	to	27.30	15,185,427	0.30%	-1.54%	to	-1.79%
2020	0.00%	to	0.25%	652,790	28.71	to	27.79	18,252,019	1.20%	57.58%	to	57.19%
Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)
2024	0.00%	to	0.10%	608,988	44.43	to	43.68	26,644,943	1.37%	15.08%	to	14.96%
2023	0.00%	to	0.10%	684,618	38.61	to	37.99	26,044,630	1.42%	15.83%	to	15.71%
2022	0.00%	to	0.25%	726,517	33.33	to	32.10	23,806,438	1.16%	-18.82%	to	-19.02%
2021	0.00%	to	0.25%	811,601	41.06	to	39.64	32,778,080	1.09%	24.36%	to	24.05%
2020	0.00%	to	0.25%	905,295	33.02	to	31.96	29,104,519	1.61%	18.07%	to	17.78%
Vanguard Variable Insurance Fund - Real Estate Index Portfolio (VVREI)
2024	0.00%	to	0.10%	91,719	28.62	to	28.22	2,598,029	3.15%	4.74%	to	4.64%
2023	0.00%	to	0.10%	99,086	27.33	to	26.97	2,680,417	2.30%	11.70%	to	11.59%
2022	0.00%	to	0.25%	95,750	24.47	to	23.74	2,314,516	1.76%	-26.30%	to	-26.48%
2021	0.00%	to	0.25%	93,364	33.19	to	32.29	3,061,574	2.14%	40.21%	to	39.86%
2020	0.00%	to	0.25%	127,533	23.68	to	23.09	2,959,928	2.69%	-4.85%	to	-5.09%
Vanguard Variable Insurance Fund - Small Company Growth Portfolio (VVSCG)
2024	0.00%	to	0.10%	237,998	39.69	to	39.19	9,332,904	0.45%	11.38%	to	11.27%
2023	0.00%	to	0.10%	215,967	35.63	to	35.22	7,610,449	0.39%	19.65%	to	19.53%
2022	0.10%	to	0.25%	212,837	29.47	to	29.00	6,259,459	0.26%	-25.43%	to	-25.54%
2021	0.00%	to	0.25%	216,823	39.89	to	38.95	8,552,346	0.38%	14.22%	to	13.93%
2020	0.00%	to	0.25%	248,618	34.93	to	34.19	8,532,316	0.67%	23.18%	to	22.88%

NATIONWIDE VLI SEPARATE ACCOUNT-4 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units*****	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Vanguard Variable Insurance Fund - Short-Term Investment-Grade Portfolio (VVSTC)
2024	0.00%			256,781	15.75			4,043,857	2.23%	4.89%
2023	0.00%			60,716	15.01			911,567	1.69%	6.16%
2022	0.00%			33,170	14.14			469,115	0.85%	-5.72%
2021	0.00%			8,815	15.00			132,235	0.89%	-0.45%
2020	0.00%			1,592	15.07			23,991	0.00%	5.49%
Vanguard Variable Insurance Fund-Total International Stock Market Index Portfolio (VVTISI)
2024	0.00%	to	0.10%	1,020,805	14.13	to	14.04	14,337,118	2.99%	5.06%	to	4.95%
2023	0.00%	to	0.10%	1,050,422	13.45	to	13.38	14,054,075	2.84%	15.54%	to	15.43%
2022	0.00%	to	0.25%	1,029,726	11.64	to	11.52	11,925,116	3.40%	-16.01%	to	-16.22%
2021	0.00%	to	0.25%	1,412,234	13.86	to	13.75	19,493,368	1.85%	8.53%	to	8.26%
2020	0.20%	to	0.25%	1,568,615	12.71	to	12.70	19,935,377	2.16%	10.96%	to	10.90%
Vanguard Variable Insurance Fund - Total Stock Market Index Portfolio (VVTSM)
2024	0.00%			105,286	20.77			2,186,444	1.16%	23.71%
2023	0.00%			64,677	16.79			1,085,679	0.65%	25.95%
2022	0.00%			20,597	13.33			274,507	1.23%	-19.59%
2021	0.00%			10,594	16.57			175,593	0.00%	25.64%			****
Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class I (VRVDRI)
2024	0.00%	to	0.25%	460,585	14.49	to	14.28	6,629,665	2.15%	11.15%	to	10.87%
2023	0.00%	to	0.25%	501,814	13.03	to	12.88	6,499,378	3.09%	11.31%	to	11.04%
2022	0.00%	to	0.25%	344,366	11.71	to	11.60	4,012,129	1.30%	-25.90%	to	-26.08%
2021	0.00%	to	0.25%	278,623	15.80	to	15.70	4,386,615	1.15%	46.87%	to	46.50%
2020	0.00%	to	0.25%	239,764	10.76	to	10.71	2,573,424	1.46%	-1.33%	to	-1.58%

*

This represents the annual contract expense rate or range of rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the policyholder accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the total return or range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.

****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

*****	If zero units are listed, there is ownership of the fund, however it is less than one full unit.

NATIONWIDE LIFE INSURANCE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2024

Independent Auditors’ Report

Audit Committee of the Board of Directors

Nationwide Life Insurance Company:

Opinions

We have audited the financial statements of Nationwide Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2024, in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance (Department) described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the Company’s subsidiary received permission from the Department in 2023 to account for an excess of loss reinsurance recoverable as an admitted asset. Under prescribed statutory accounting practices, the excess of loss reinsurance recoverable would not be an admitted asset. As of December 31, 2024 and 2023, the permitted accounting practice increased statutory surplus over what it would have been had that prescribed accounting practice been followed. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance, and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Columbus, Ohio

March 20, 2025

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

	December 31,
(in millions, except share amounts)	2024	2023

Admitted assets
Invested assets
Bonds	$45,798	$43,867
Stocks	3,971	3,714
Mortgage loans, net of allowance	9,619	9,144
Policy loans	1,038	969
Derivative assets	194	113
Cash, cash equivalents and short-term investments	1,687	1,555
Securities lending collateral assets	247	359
Other invested assets	2,776	2,198
Total invested assets	$65,330	$61,919
Accrued investment income	699	965
Deferred federal income tax assets, net	660	632
Other assets	580	404
Separate account assets	122,872	113,270
Total admitted assets	$190,141	$177,190

Liabilities, capital and surplus
Liabilities
Future policy benefits and claims	$51,793	$49,373
Policyholders’ dividend accumulation	361	380
Asset valuation reserve	950	841
Payable for securities	845	512
Securities lending payable	247	359
Funds held under coinsurance	1,199	1,323
Other liabilities	1,018	1,447
Accrued transfers from separate accounts	(1,685)	(1,548)
Separate account liabilities	122,872	113,270
Total liabilities	$177,600	$165,957

Capital and surplus
Capital shares ($1 par value; authorized - 5,000,000 shares, issued and outstanding - 3,814,779 shares)	$4	$4
Surplus notes	1,100	1,100
Special surplus funds	116	93
Additional paid-in capital	2,543	2,443
Unassigned surplus	8,778	7,593
Total capital and surplus	$12,541	$11,233
Total liabilities, capital and surplus	$190,141	$177,190

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Operations

	Years ended December 31,
(in millions)	2024	2023	2022

Revenues
Premiums and annuity considerations	$16,402	$14,670	$14,535
Net investment income	3,329	3,136	2,019
Other revenues	2,764	2,389	2,346
Total revenues	$22,495	$20,195	$18,900

Benefits and expenses
Benefits to policyholders and beneficiaries	$20,838	$17,416	$15,963
Increase in reserves for future policy benefits and claims	1,967	3,747	2,525
Net transfers from separate accounts	(3,469)	(3,742)	(1,635)
Commissions	843	766	810
Reserve adjustment on reinsurance assumed	(144)	(153)	(161)
Other expenses	766	702	564
Total benefits and expenses	$20,801	$18,736	$18,066

Income before federal income tax expense and net realized capital (losses) gains on investments	$1,694	$1,459	$834
Federal income tax expense	67	108	100

Income before net realized capital (losses) gains on investments	$1,627	$1,351	$734
Net realized capital (losses) gains on investments, net of federal income tax expense (benefit) of $1, $(4) and $3 in 2024, 2023 and 2022, respectively, and excluding $(53), $(30) and $(103) of net realized capital losses transferred to the interest maintenance reserve in 2024, 2023 and 2022, respectively	(476)	(402)	240
Net income	$1,151	$949	$974

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Changes in Capital and Surplus

(in millions)	Capital shares	Surplus notes	Special surplus funds	Additional paid-in capital	Unassigned surplus	Capital and surplus
Balance as of December 31, 2021	$4	$1,100	$-	$1,998	$5,989	$9,091

Correction of error (see Note 2)	-	-	-	-	(39)	(39)
Balance as of January 1, 2022	$4	$1,100	$-	$1,998	$5,950	$9,052

Net income	-	-	-	-	974	974
Change in asset valuation reserve	-	-	-	-	(97)	(97)
Change in deferred income taxes	-	-	-	-	28	28
Change in net unrealized capital gains and losses, net of tax expense of $37	-	-	-	-	(40)	(40)
Change in nonadmitted assets	-	-	-	-	(33)	(33)
Capital contributions from Nationwide
Financial Services, Inc.	-	-	-	310	-	310
Other, net	-	-	-	-	1	1
Balance as of December 31, 2022	$4	$1,100	$-	$2,308	$6,783	$10,195

Net income	-	-	-	-	949	949
Change in asset valuation reserve	-	-	-	-	(103)	(103)
Change in deferred income taxes	-	-	-	-	132	132
Change in net unrealized capital gains and losses, net of tax benefit of $37	-	-	-	-	(77)	(77)
Change in nonadmitted assets, including admitted disallowed interest maintenance reserve	-	-	93	-	(126)	(33)
Capital contributions from Nationwide
Financial Services, Inc.	-	-	-	135	-	135
Other, net	-	-	-	-	35	35
Balance as of December 31, 2023	$4	$1,100	$93	$2,443	$7,593	$11,233

Net income	-	-	-	-	1,151	1,151
Change in asset valuation reserve	-	-	-	-	(109)	(109)
Change in deferred income taxes	-	-	-	-	28	28
Change in net unrealized capital gains and losses, net of tax expense of $53	-	-	-	-	32	32
Change in nonadmitted assets	-	-	-	-	66	66
Capital contributions from Nationwide
Financial Services, Inc.	-	-	-	100	-	100
Other, net	-	-	23	-	17	40
Balance as of December 31, 2024	$4	$1,100	$116	$2,543	$8,778	$12,541

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Cash Flow

	Years ended December 31,
(in millions)	2024	2023	2022

Cash flows from operating activities:
Premiums collected, net of reinsurance	$16,395	$14,675	$14,545
Net investment income	3,570	2,775	2,064
Other revenue	2,440	2,021	3,178
Policy benefits and claims paid	(20,851)	(17,567)	(15,962)
Commissions, operating expenses and taxes, other than federal income tax paid	(1,455)	(1,268)	(1,275)
Net transfers from separate accounts	3,332	3,792	1,658
Policyholders’ dividends paid	(28)	(28)	(30)
Federal income taxes (paid) recovered	(93)	98	(261)
Net cash provided by operating activities	$3,310	$4,498	$3,917

Cash flows from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	$6,588	$2,594	$3,444
Stocks	60	46	19
Mortgage loans	754	635	1,139
Derivative assets	-	-	431
Other invested assets and other	769	467	641
Total investment proceeds	$8,171	$3,742	$5,674
Cost of investments acquired:
Bonds	$(8,665)	$(6,256)	$(6,024)
Stocks	(438)	(35)	(901)
Mortgage loans	(1,206)	(1,370)	(1,305)
Derivative assets	(302)	(556)	-
Other invested assets and other	(862)	(766)	(1,057)
Total investments acquired	$(11,473)	$(8,983)	$(9,287)
Net increase in policy loans	(69)	(37)	(19)
Net cash used in investing activities	$(3,371)	$(5,278)	$(3,632)

Cash flows from financing activities and miscellaneous sources:
Capital contributions from Nationwide Financial Services, Inc.	$100	$135	$310
Net change in deposits on deposit-type contract funds and other insurance liabilities	499	270	391
Other cash (used) provided	(406)	309	(1)
Net cash provided by financing activities and miscellaneous	$193	$714	$700

Net increase (decrease) in cash, cash equivalents and short-term investments	$132	$(66)	$985
Cash, cash equivalents and short-term investments at beginning of year	1,555	1,621	636
Cash, cash equivalents and short-term investments at end of year	$1,687	$1,555	$1,621
Supplemental disclosure of non-cash activities:
Exchange of bond investments	$386	$385	$349
Intercompany transfer of securities from merger	$-	$203	$-

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(1)	Nature of Operations

Nationwide Life Insurance Company (“NLIC” or “the Company”) is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a wholly-owned subsidiary of NMIC.

The Company is a leading provider of long-term savings and retirement products in the United States of America (“U.S.”). The Company develops and sells a wide range of products and services, which include fixed, variable and registered index-linked annuities, public and private sector group retirement plans including retirement guarantee products, life insurance, investment advisory services, pension risk transfer (“PRT”) contracts and other investment products. The Company is licensed to conduct business in all fifty states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell, recommend or direct the purchase of the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouses and regional firms, pension plan administrators, life insurance agencies, life insurance specialists and registered investment advisors. Affiliates that market products directly to a customer base include Nationwide Retirement Solutions, Inc., Nationwide Securities, LLC and Nationwide Financial General Agency, Inc. The Company believes its broad range of competitive products, strong distributor relationships and diverse distribution network position it to compete effectively under various economic conditions.

Wholly-owned subsidiaries of NLIC as of December 31, 2024 include Nationwide Life and Annuity Insurance Company (“NLAIC”) and its wholly-owned subsidiaries, Olentangy Reinsurance, LLC (“Olentangy”) and Nationwide SBL, LLC (“NWSBL”), Jefferson National Life Insurance Company (“JNL”) and its wholly-owned subsidiary, Jefferson National Life Insurance Company of New York (“JNLNY”), Eagle Captive Reinsurance, LLC (“Eagle”), Nationwide Investment Services Corporation (“NISC”) and Nationwide Investment Advisors, LLC (“NIA”). NLAIC primarily offers individual annuity contracts including fixed annuity contracts, group annuity contracts including PRT contracts, universal life insurance, variable universal life insurance, term life insurance and corporate-owned life insurance on a non-participating basis. Olentangy is a dormant Vermont domiciled special purpose financial insurance company and a nonadmitted subsidiary. NWSBL is an Ohio limited liability company that offers a securities-backed consumer lending product and is a nonadmitted subsidiary. JNL and JNLNY primarily offer individual deferred fixed and variable annuity products. Eagle is an Ohio domiciled special purpose financial captive insurance company. NISC is a registered broker-dealer. NIA is a registered investment advisor and a nonadmitted subsidiary.

The Company is subject to regulation by the insurance departments of states in which it is domiciled and/or transacts business and undergoes periodic examinations by those departments.

As of December 31, 2024 and 2023, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact to the Company’s financial position after considering insurance risk that has been transferred to external reinsurers.

(2)	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the statutory financial statements requires the Company to make estimates and assumptions that affect the amounts reported in the statutory financial statements and accompanying notes. Significant estimates include certain investment and derivative valuations and future policy benefits and claims. Actual results could differ significantly from those estimates.

Basis of Presentation

Effective October 1, 2023, Jefferson National Financial Corporation (“JNFC”), a holding company and wholly-owned subsidiary of the Company, completed a merger agreement with the Company. Pursuant to the merger agreement, which was deemed a statutory merger, the operations of JNFC were merged with and into the Company, with the Company continuing as the surviving corporation. Concurrently, JNL, a wholly-owned subsidiary of JNFC prior to the merger, became a wholly-owned subsidiary of the Company. There was not a material impact on the Company’s surplus as a result of the merger.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The statutory financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (“the Department”). Prescribed statutory accounting practices are those practices incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state but allowed by the domiciliary state regulatory authority.

NLIC and NLAIC have elected to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities in order to better align the measurement of indexed product reserves and the derivatives that hedge them. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income, rather than the derivative instruments being carried at fair value with asset payoffs realized over the term through net realized capital gains and losses. Additionally, the cash surrender value reserves for indexed annuity products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term in increase in reserves for future policy benefits and claims.

Eagle applies one prescribed practice with multiple applications as provided under the State of Ohio’s captive law, which values assumed guaranteed minimum death benefits (“GMDB”) and guaranteed lifetime withdrawal benefits (“GLWB”) risks on variable annuity contracts from NLIC and GLWB risks on fixed indexed annuity contracts from NLIC and NLAIC using an alternative reserving basis from the Statutory Accounting Principles detailed within the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) pursuant to Ohio Revised Code Chapter 3964 and approved by the Department.

Effective October 1, 2023, Eagle was granted a permitted practice from the Department, allowing Eagle to carry a reinsurance recoverable asset under an excess of loss reinsurance agreement with a third-party reinsurer as an admitted asset.

Prior to October 1, 2023, Olentangy was granted a permitted practice from the State of Vermont allowing Olentangy to carry the assets placed into a trust account by Union Hamilton Reinsurance Ltd. on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value for certain universal life and term life insurance policies. Effective October 1, 2023, Olentangy terminated this permitted practice due to NLAIC’s recapture of the reinsurance agreements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

If the prescribed or permitted practices were not applied, the Company’s risk-based capital (“RBC”) would continue to be above regulatory action levels. A reconciliation of the Company’s net income between NAIC SAP and prescribed and permitted practices is shown below:

(in millions)	SSAP #	State of domicile	December 31,
			2024	2023	2022

Net Income
Statutory Net Income		OH	$1,151	$949	$974
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	OH	270	110	(43)
Reserves for indexed annuities	51	OH	(308)	(75)	15
Tax impact	101	OH	8	(7)	6

NAIC SAP			$1,121	$977	$952

A reconciliation of the Company’s capital and surplus between NAIC SAP and prescribed and permitted practices is shown below:

(in millions)	SSAP #	State of domicile	As of December 31,
			2024	2023

Surplus
Statutory Capital and Surplus		OH	$12,541	$11,233
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	OH	350	84
Reserves for indexed annuities	51	OH	(389)	(82)
Tax impact	101	OH	8	-
Subsidiary Valuation - NLAIC	51,86,101	OH	227	89
Subsidiary valuation - Eagle	51	OH	(529)	(228)
State Permitted Practice:
Subsidiary valuation - Eagle	61R	OH	(861)	(853)

NAIC SAP			$11,347	$10,243

Statutory accounting practices vary in some respects from U.S. generally accepted accounting principles (“GAAP”), including the following practices:

Financial Statements

●	Statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the NAIC and state regulatory authorities;

●

assets must be included in the statutory statements of admitted assets, liabilities, capital and surplus at net admitted asset value and nonadmitted assets are excluded through a charge to capital and surplus;

●

an asset valuation reserve (“AVR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and changes in the AVR are reported directly in capital and surplus;

●

an interest maintenance reserve (“IMR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability or other asset, and the amortization of the IMR is reported as revenue;

●	the expense allowance associated with statutory reserving practices for investment contracts held in the separate accounts is reported in the general account as a negative liability;

●	accounting for contingencies requires recording a liability at the midpoint of a range of estimated possible outcomes when no better estimate in the range exists;

●	surplus notes are accounted for as a component of capital and surplus;

●	costs related to successful policy acquisitions are charged to operations in the year incurred;

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

●	negative cash balances are reported as negative assets;

●	certain income and expense items are charged or credited directly to capital and surplus;

●	amounts on deposit in internal qualified cash pools are reported as cash equivalents;

●	the statutory statements of cash flow are presented on the basis prescribed by the NAIC; and

●	the statutory financial statements do not include accumulated other comprehensive income.

Future Policy Benefits and Claims

●	Deposits to universal life contracts, investment contracts and limited payment contracts are included in revenue; and

●	future policy benefit reserves are based on statutory requirements.

Reinsurance Ceded

●	Certain assets and liabilities are reported net of ceded reinsurance balances; and

●	provision is made for amounts receivable and outstanding for more than 90 days through a charge to capital and surplus.

Investments

●	Investments in bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value;

●	investments in preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value;

●	other-than-temporary impairments on bonds, excluding loan-backed and structured securities, are measured based on fair value and are not reversible;

●	the proportional amortized cost method is utilized to determine the liquidation value of Low-Income Housing Tax Credit Funds (“Tax Credit Funds”);

●

admitted subsidiary, controlled and affiliated (“SCA”) entities are not consolidated; rather, those investments are generally carried at audited statutory capital and surplus or GAAP equity, as appropriate, and are recorded as an equity investment in stocks or other invested assets;

●

equity in earnings of subsidiary companies is recognized directly in capital and surplus as net unrealized capital gains or losses, while dividends from unconsolidated companies are recorded in operations as net investment income;

●

undistributed earnings and valuation adjustments from investments in joint ventures, partnerships and limited liability companies are recognized directly in capital and surplus as net unrealized capital gains or losses; and

●	gains on sales of investments between affiliated companies representing economic transactions are deferred at the parent level until the related assets are paid down or an external sale occurs.

Separate Accounts

●	Assets and liabilities of guaranteed separate accounts are reported as separate account assets and separate account liabilities, respectively.

Derivative Instruments

●	Derivatives used in effective hedging transactions are valued in a manner consistent with the hedged asset or liability;

●

with the exception of derivatives applying the prescribed practice under OAC 3901-1-67, unrealized gains and losses on derivatives that are not considered to be effective hedges are charged to capital and surplus;

●	interest earned on derivatives is charged to net investment income; and

●	embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Goodwill

●	Goodwill is limited to 10% of the prior reporting period’s adjusted statutory surplus, with any goodwill in excess of this limitation nonadmitted through a charge to surplus; and

●	goodwill is amortized and charged to surplus.

Federal Income Taxes

●

Changes in deferred federal income taxes are recognized directly in capital and surplus with limitations on the amount of deferred tax assets that can be reflected as an admitted asset (15% of capital and surplus); and

●	uncertain tax positions are subject to a “more likely than not” standard for federal and foreign income tax loss contingencies only.

Nonadmitted Assets

●

In addition to the nonadmitted assets described above, certain other assets are nonadmitted and charged directly to capital and surplus. These include prepaid assets, certain software and other receivables outstanding for more than 90 days.

The financial information included herein is prepared and presented in accordance with SAP prescribed or permitted by the Department. Certain differences exist between SAP and GAAP, which are presumed to be material.

Revenues and Benefits

Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Annuity considerations are recognized as revenue when received. Health insurance premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Policy benefits and claims that are expensed include interest credited to policy account balances, benefits and claims incurred in the period in excess of related policy reserves and other changes in future policy benefits.

Future Policy Benefits and Claims

Future policy benefits for traditional products are based on statutory mortality and interest requirements without consideration of withdrawals. The principal statutory mortality tables and interest assumptions used on policies in force are the 1958 Commissioner’s Standard Ordinary (“CSO”) table at interest rates of 2.5%, 3.0%, 3.5%, 4.0% and 4.5%, the 1941 CSO table at an interest rate of 2.5%, the 1980 CSO table at interest rates of 4.0%, 4.5%, 5.0% and 5.5%, the 2001 CSO table at an interest rate of 4.0% and 3.5% and the 2017 CSO table at an interest rate of 3.5% and 4.5%. The Company has applied principle-based reserving to all new individual life business. For business subject to principle-based reserving, additional reserves may be held where the deterministic and/or stochastic reserves are in excess of net premium reserves, as defined by Valuation Manual 20, Requirements for Principle-Based Reserves for Life Products (“VM-20”).

Future policy benefits for universal life and variable universal life contracts have been calculated based on participants’ contributions plus interest credited on any funds in the fixed account less applicable contract charges. These policies have been adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). For business subject to principle-based reserving, the Company has calculated reserves under VM-20.

Future policy benefits for annuity products have been established based on contract term, interest rates and various contract provisions. Individual deferred annuity contracts issued in 1990 and after have been adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

Future policy benefits for PRT contracts have been established in accordance with the CRVM. Statutory reserves for PRT business written during or after 2020 are calculated as the present value of future benefit payments, using the prescribed 1994 Group Annuity Mortality (“GAM”) table along with the AA projection mortality improvement scale and prescribed valuation rates as specified in Chapter 22 of the Valuation Manual. For the PRT business written before 2020, the statutory reserves are calculated using prescribed GAM tables and valuation interest rates that vary by issue year, as specified in the Standard Valuation Law.

The Company calculated its reserves for variable annuities using a stochastic reserve or alternate methodology, which is floored at the cash surrender value, per Valuation Manual 21, Requirements for Principle-Based Reserves for Variable Annuities.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The aggregate reserves for individual accident and health policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves for disability income are reserved for on the net level basis, at a 3.0% interest rate, using either the 1964 Commissioner’s Disability Table (for policies issued prior to 1982) or the 1985 Commissioner’s Individual Disability Table A (for policies issued after 1981). The active life reserves for major medical insurance (both scheduled and unscheduled benefits) are based on the benefit ratio method for policies issued after 1981.

The active life reserves for accident and health policies are reserved for on the net level basis, at a 3.0% interest rate, using either the 1956 Inter-Company Hospital-Surgical tables, the 1974 Medical Expense tables or the 1959 Accidental Death Benefits table.

The disabled life reserves for accident and health policies are calculated using the 1985 Commissioner’s Individual Disability Table A at a 3.0% interest rate. Unearned premium reserves are based on the actual gross premiums and actual days.

The aggregate reserves for group accident and health and franchise accident and health policies consist of disabled life reserves and unearned premium reserves. Reserves for benefits payable on disabled life claims are based on the 2012 Group Long-Term Disability Valuation Table, at varying interest rates of 2.75% - 6.0%, for group policies and the 1987 Commissioner’s Group Disability Table, at varying interest rates of 2.75% - 10.25%, for franchise policies.

Future policy benefits and claims for group long-term disability policies are the present value (discounted between 2.75% and 6.00%) of amounts not yet due on reported claims and an estimate of amounts to be paid on incurred but unreported claims. Future policy benefits and claims on other group health policies are not discounted.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law for life insurance companies and recorded in future policy benefits and claims. Refer to Note 9 for additional details.

Separate Accounts

Separate account assets represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are primarily recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value. Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets. In limited circumstances, other separate account assets are recorded at book value when the policyholder does not participate in the underlying portfolio experience.

Separate account liabilities, in conjunction with accrued transfers from separate accounts, represent contractholders’ funds adjusted for possible future surrender charges in accordance with the CARVM and the CRVM, respectively. The difference between full account value and CARVM/CRVM is reflected in accrued transfers to/from separate accounts, as prescribed by the NAIC, in the statutory statements of admitted assets, liabilities, capital and surplus. The annual change in the difference between full account value and CARVM/CRVM and its applicable federal income tax is reflected in the statutory statements of operations as part of the net transfers to/from separate accounts and federal income tax, respectively.

Retained Assets

The Company does not retain beneficiary assets. During a death benefit claim, the death benefit settlement method is payment to the beneficiary in the form of a check or electronic funds transfer.

Investments

Bonds and stocks of unaffiliated companies. Bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value. Changes in the fair value of bonds and stocks stated at fair value are charged to capital and surplus.

Loan-backed and structured securities, which are included in bonds in the statutory financial statements, are stated in a manner consistent with the bond guidelines, but with additional consideration given to the special valuation rules implemented by the NAIC applicable to residential mortgage-backed securities that are not backed by U.S. government agencies, commercial mortgage-backed securities and certain other structured securities. Under these guidelines, an initial and adjusted NAIC designation is determined for each security. The initial NAIC designation, which takes into consideration the security’s amortized cost relative to an NAIC-prescribed valuation matrix, is used to determine the reporting basis (i.e., amortized cost or lower of amortized cost or fair value).

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Interest income is recognized when earned, while dividends are recognized when declared. The Company nonadmits investment income due and accrued when amounts are over 90 days past due.

For investments in loan-backed and structured securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions, generally obtained using a model provided by a third-party vendor, and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

Purchases and sales of bonds and stocks are recorded on the trade date, with the exception of private placement bonds, which are recorded on the funding date. Realized gains and losses are determined on a specific identification method on the trade date.

Independent pricing services are most often utilized to determine the fair value of bonds and stocks for which market quotations, quotations on comparable securities or models are used. These are compared to pricing from additional sources when available. Pricing may also be received directly from third-party managers who utilize various methodologies, primarily discounted cash flow models using market-based interest rates and spreads, adjusted for borrower-specific factors. For these bonds and stocks, the Company obtains the pricing services’ and managers’ methodologies and classifies the investments accordingly in the fair value hierarchy.

Corporate pricing matrices are used in valuing certain bonds. The corporate pricing matrices were developed using publicly and privately available spreads segmented by various weighted average lives and credit quality ratings. Certain private placement bonds have adjusted spreads to capture the impacts of liquidity premium based on industry sector. The weighted average life and credit quality rating of a particular bond to be priced using those matrices are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate industry sector or U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular bond.

Non-binding broker quotes are also utilized to determine the fair value of certain bonds when deemed appropriate or when valuations are not available from independent pricing services or corporate pricing matrices. These bonds are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investment’s fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

For all bonds, the Company considers its ability and intent to hold the security for a period of time sufficient to allow for the anticipated recovery in value, the expected recovery of principal and interest and the extent to which the fair value has been less than amortized cost. If the decline in fair value to below amortized cost is determined to be other-than-temporary, a realized loss is recorded equal to the difference between the amortized cost of the investment and its fair value.

The Company periodically reviews loan-backed and structured securities in an unrealized loss position by comparing the present value of cash flows, including estimated prepayments, expected to be collected from the security to the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, the impairment is considered other-than-temporary and a realized loss is recorded.

All other bonds in an unrealized loss position are periodically reviewed to determine if a decline in fair value to below amortized cost is other-than-temporary. Factors considered during this review include timing and amount of expected cash flows, ability of the issuer to meet its obligations, financial condition and future prospects of the issuer, amount and quality of any underlying collateral and current economic and industry conditions that may impact an issuer.

Stocks may experience other-than-temporary impairment based on the prospects for full recovery in value in a reasonable period of time and the Company’s ability and intent to hold the stock to recovery. If a stock is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the investment and its fair value.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Investments in subsidiaries. The investment in the Company’s wholly-owned insurance subsidiaries, NLAIC, JNL and Eagle, are carried using the equity method of accounting applicable to U.S. insurance SCA entities. This requires the investment to be recorded based on the value of its underlying audited statutory surplus. Furthermore, the equity method of accounting would be discontinued if the investment is reduced to zero, unless the Company has guaranteed obligations of the subsidiary or otherwise committed to provide further financial support. The Company’s investment in NISC and NIA, wholly-owned non-insurance subsidiaries, are carried using the equity method of accounting applicable to U.S. non-insurance SCA entities. This requires the investment to be recorded based on its underlying audited GAAP equity. Investments in NLAIC, JNL and NISC are included in stocks, and the investment in Eagle is included in other invested assets on the statutory statements of admitted assets, liabilities, capital and surplus.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. Mortgage loans are held at unpaid principal balance adjusted for premiums and discounts, less an allowance for credit losses. The Company also holds commercial mortgage loans of these property types that are under development. Mortgage loans under development are collateralized by first-priority liens on real estate, partnership equity interests and common stock.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts as the loans are collateral dependent or guaranteed.

The collectability and value of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property. Loans are considered delinquent when contractual payments are 90 days past due.

Mortgage loans require an allowance for credit losses when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires an allowance for credit losses, a provision for losses is established equal to the difference between the carrying value and the fair value of the collateral less costs to sell. Allowance for credit losses charges are recorded in net unrealized capital gains and losses. In the event an allowance for credit losses charge is reversed, the recovery is also recorded in net unrealized capital gains and losses. If the mortgage loan is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the loan and the fair value of the collateral less estimated costs to obtain and sell. Any previously recorded allowance for credit losses is reversed.

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of an allowance for credit losses, are collectible. This process identifies the risk profile and potential for loss individually and in the aggregate for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually. Due to the nature of the collateral underlying mortgage loans under development, these loans are not evaluated using the LTV and DSC ratios described above and instead are evaluated using other qualitative metrics.

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current and it is determined the future principal and interest payments are probable or the loan is modified.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Cash and cash equivalents. Cash and cash equivalents include highly liquid investments with original maturities of less than three months and amounts on deposit in internal qualified cash pools. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants in the internal qualified cash pool.

Short-term investments. Short-term investments primarily consist of outstanding unsecured promissory notes with initial maturity dates of one-year or less with certain affiliates. The Company carries short-term investments at amortized cost, which approximates fair value.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Securities Lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total invested assets of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in bonds. A securities lending payable is recorded for the amount of cash collateral received. If the fair value of the collateral received (cash and/or securities) is less than the fair value of the securities loaned, the shortfall is nonadmitted. Net income received from securities lending activities is included in net investment income. Because the borrower or the Company may terminate a securities lending transaction at any time, if loans are terminated in advance of the reinvested collateral asset maturities, the Company would repay its securities lending obligations from operating cash flows or the proceeds of sales from its investment portfolio, which includes significant liquid securities.

Other invested assets. Other invested assets consist primarily of alternative investments in private equity funds, private debt funds, tax credit funds, real estate partnerships, limited liability companies, joint ventures and the investment in Eagle. Except for investments in certain tax credit funds, these investments are recorded using the equity method of accounting. Changes in carrying value as a result of the equity method are reflected as net unrealized capital gains and losses as a direct adjustment to capital and surplus. Gains and losses are generally recognized through income at the time of disposal or when operating distributions are received. Partnership interests in tax credit funds are held at amortized cost with amortization charged to net investment income over the period in which the tax benefits, primarily credits, are earned. Tax credits are recorded as an offset to tax expense in the period utilized.

The Company sold $3.2 billion, $3.1 billion and $2.9 billion in Tax Credit Funds to unrelated third parties with outstanding guarantees as of December 31, 2024, 2023 and 2022, respectively. The Company guarantees after-tax benefits to the third-party investors through periods ending in 2042. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, the Company must fund any shortfall. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $2.4 billion as of December 31, 2024, but the Company does not anticipate making any material payments related to the guarantees. The Company’s risks are mitigated in the following ways: (1) the Company has the right to buyout the equity related to the guarantee under certain circumstances, (2) the Company may replace underperforming properties to mitigate exposure to guarantee payments, (3) the Company oversees the asset management of the deals and (4) changes in tax laws are explicitly excluded from the Company’s guarantees of after-tax benefits.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, cross-currency swaps, total return swaps, futures and options.

Derivative instruments used in hedging transactions considered to be effective hedges are reported in a manner consistent with the hedged items. With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with changes in fair value recorded in capital and surplus as unrealized gains or losses.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs and internal models. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Cash flows and payment accruals on derivatives are recorded in net investment income in the statutory statements of operations and cash flow. Cash flows associated with the acquisition, maturity, and termination of derivative instruments are recorded as investing activities in derivative assets in the statutory statements of cash flow.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the statutory statements of admitted assets, liabilities, capital and surplus as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secured Overnight Financing Rate (“SOFR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

Asset Valuation Reserve

The Company maintains an AVR as prescribed by the NAIC for the purpose of offsetting potential credit related investment losses on each invested asset category, excluding cash, policy loans and income receivable. The AVR contains a separate component for each category of invested assets. The change in AVR is charged or credited directly to capital and surplus.

Interest Maintenance Reserve

The Company records an IMR as prescribed by the NAIC, which represents the net deferral for interest-related gains or losses arising from the sale of certain investments, such as bonds, mortgage loans and loan-backed and structured securities sold. The IMR is applied as follows:

•

for bonds, the designation from the NAIC Capital Markets and Investments Analysis Office must not have changed more than one designation between the beginning of the holding period and the date of sale;

•	the bond must never have been classified as a default security;

•

for mortgage loans, during the prior two years, they must not have had interest more than 90 days past due, been in the process of foreclosure or in the course of voluntary conveyance, nor had restructured terms; and

•	for loan-backed and structured securities, all interest-related other-than-temporary impairments and interest- related realized gains or losses on sales of the securities.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The realized gains or losses, net of related federal income tax, from the applicable bonds and mortgage loans sold, have been removed from the net realized gain or loss amounts and established as the IMR. The IMR is amortized into income such that the amount of each capital gain or loss amortized in a given year is based on the excess of the amount of income which would have been reported that year, if the asset had not been disposed of over the amount of income which would have been reported had the asset been repurchased at its sale price. In the event the unamortized IMR liability balance is negative, the balance is reclassified to an asset and evaluated for admittance under INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). The Company utilizes the grouped method for amortization. Under the grouped method, the IMR is amortized into income over the remaining period to expected maturity based on the groupings of the individual securities into five-year bands. Refer to Recently Adopted Accounting Standards for additional discussion of IMR.

Goodwill

For companies whose operations are primarily insurance related, goodwill is the excess of the cost to acquire a company over the Company’s share of the statutory book value of the acquired entity. Goodwill is recorded in stocks in the statutory statements of admitted assets, liabilities and surplus. Goodwill is amortized on a straight-line basis over the period of economic benefit, not to exceed ten years, with a corresponding charge to surplus. Goodwill was immaterial as of December 31, 2024 and 2023.

Federal Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities, are recognized for the expected future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. The change in deferred taxes is recognized directly in surplus, with the impact of taxes on unrealized capital gains or losses and nonadmitted assets reported separately in the statutory statements of changes in capital and surplus.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the statutory financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from Internal Revenue Service (“IRS”) examinations and other tax-related matters for all open tax years.

The Company is included in the NMIC consolidated federal income tax return.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the Company of its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the statutory statements of admitted assets, liabilities, capital and surplus on a net basis within the related future policy benefits and claims of the Company.

Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 3% of the Company’s life insurance in force in 2024 and 2023, and 47% and 48% of the number of life insurance policies in force in 2024 and 2023, respectively. The provision for policyholder dividends was based on the respective year’s dividend scales, as approved by the Board of Directors. Policyholder dividends are recognized when declared. No additional income was allocated to participating policyholders during 2024 and 2023.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Correction of Error

During 2022, the Company identified and corrected an error in annuity product allocation drivers for general operating expenses between the Company and NLAIC that resulted in an understatement of the Company’s general insurance expenses for the years ended December 31, 2021, 2020 and 2019. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP No. 3”), the total prior period correction was recorded as a decrease to total surplus of $45 million, a decrease to total assets of $13 million and an increase to total liabilities of $32 million as of January 1, 2022. Additionally, the Company’s subsidiary, NLAIC, identified and corrected errors as of January 1, 2022 that increased the Company’s investment in NLAIC and total surplus by $6 million. The net decrease to the Company’s total surplus of $39 million in 2022 as a result of these corrections is reported as a negative adjustment to unassigned surplus.

Recently Adopted Accounting Standards

Effective December 31, 2023, the Company adopted INT 23-04, Life Reinsurance Liquidation Questions, that addresses accounting and reporting questions about a recent life reinsurer liquidation. On July 18, 2023, Scottish Re U.S. (“SRUS”) was declared insolvent and ordered liquidated by the Court of Chancery of the State of Delaware, resulting in termination of the reinsurance agreements between the Company and SRUS on September 30, 2023, and recapture of the ceded liabilities. The Company has accrued adequate provisions as of December 31, 2023, in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, related to SRUS reinsurance recoverables. During 2024, the Company received a final payment from the assets previously held in a trust by SRUS that secured annuity reinsurance recoverables of $19 million in full satisfaction of the outstanding annuity reinsurance recoverables from SRUS.

Effective September 30, 2023, the Company adopted INT 23-01, a short-term solution related to the accounting treatment of an insurer’s negative IMR balance. INT 23-01 allows an insurer with an authorized control level RBC greater than 300%, after an adjustment to total adjusted capital, to admit negative IMR up to 10% of its general account capital and surplus, subject to certain restrictions and reporting obligations. There is no admitted disallowed IMR in the separate accounts. Fixed income investments generating IMR losses comply with the Company’s investment policies. There are no deviations from the investment policies and sales were not compelled by liquidity pressures. The Company has not allocated gains or losses to IMR from derivatives that were reported at fair value prior to the termination of the derivative. As of December 31, 2024 and 2023, the Company has $116 million and $93 million, respectively, of admitted disallowed IMR in capital and surplus in the general account.

Subsequent Events

The Company evaluated subsequent events through March 20, 2025, the date the statutory financial statements were issued.

On January 30, 2025, the Company entered into a definitive Purchase Agreement to acquire the employer stop loss business of The Allstate Corporation, which comprises Direct General Life Insurance Company, NSM Sales Corporation and The Association Benefits Solution, LLC, for $1.25 billion. The transaction is subject to regulatory approvals and other customary closing conditions.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(3)	Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

The following table summarizes the analysis of individual annuity actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2024
Subject to discretionary withdrawal:
With market value adjustment	$7,075	$41	$-	$7,116	8%
At book value less current surrender charge of 5% or more	2,849	-	-	2,849	4%
At fair value	-	-	64,460	64,460	80%
Total with market value adjustment or at fair value	$9,924	$41	$64,460	$74,425	92%
At book value without adjustment (minimal or no charge or adjustment)	3,446	-	5	3,451	4%
Not subject to discretionary withdrawal	2,867	-	56	2,923	4%
Total, gross	$16,237	$41	$64,521	$80,799	100%
Less: Reinsurance ceded	(88)	-	-	(88)
Total, net	$16,149	$41	$64,521	$80,711

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$65	$-	$-	$65

December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$4,389	$64	$-	$4,453	6%
At book value less current surrender charge of 5% or more	2,210	-	-	2,210	3%
At fair value	10	-	61,993	62,003	83%
Total with market value adjustment or at fair value $	6,609	$64	$61,993	$68,666	92%
At book value without adjustment (minimal or no charge or adjustment)	3,532	-	6	3,538	5%
Not subject to discretionary withdrawal	2,342	-	62	2,404	3%
Total, gross	$12,483	$64	$62,061	$74,608	100%
Less: Reinsurance ceded	(98)	-	-	(98)
Total, net	$12,385	$64	$62,061	$74,510

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$78	$-	$-	$78
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the analysis of group annuity actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2024
Subject to discretionary withdrawal:
With market value adjustment	$16,049	$1,696	$-	$17,745	42%
At book value less current surrender charge of 5% or more	-	-	-	-	0%
At fair value	-	-	19,048	19,048	46%
Total with market value adjustment or at fair value	$16,049	$1,696	$19,048	$36,793	88%
At book value without adjustment (minimal or no charge or adjustment)	3,558	-	-	3,558	8%
Not subject to discretionary withdrawal	1,175	478	2	1,655	4%
Total, gross	$20,782	$2,174	$19,050	$42,006	100%
Less: Reinsurance ceded	(26)	-	-	(26)
Total, net	$20,756	$2,174	$19,050	$41,980

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$-	$-	$-	$-

December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$17,300	$1,857	$-	$19,157	45%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	17,922	17,922	43%
Total with market value adjustment or at fair value	$17,302	$1,857	$17,922	$37,081	88%
At book value without adjustment (minimal or no charge or adjustment)	3,867	-	-	3,867	9%
Not subject to discretionary withdrawal	1,237	102	-	1,339	3%
Total, gross	$22,406	$1,959	$17,922	$42,287	100%
Less: Reinsurance ceded	(29)	-	-	(29)
Total, net	$22,377	$1,959	$17,922	$42,258

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$2	$-	$-	$2
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the analysis of deposit-type contracts and other liabilities without life or disability contingencies by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Separate account non- guaranteed	Total	% of Total
December 31, 2024
Subject to discretionary withdrawal:
With market value adjustment	$1	$-	$1	0%
At fair value	10	-	10	0%
Total with market value adjustment or at fair value	$11	$-	$11	0%
At book value without adjustment (minimal or no charge or adjustment)	835	2	837	17%
Not subject to discretionary withdrawal	4,113	18	4,131	83%
Total, gross	$4,959	$20	$4,979	100%
Less: Reinsurance ceded	-	-	-
Total, net	$4,959	$20	$4,979
December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$1	$-	$1	0%
At fair value	-	-	-	0%
Total with market value adjustment or at fair value	$1	$-	$1	0%
At book value without adjustment (minimal or no charge or adjustment)	781	2	783	17%
Not subject to discretionary withdrawal	3,677	17	3,694	83%
Total, gross	$4,459	$19	$4,478	100%
Less: Reinsurance ceded	-	-	-
Total, net	$4,459	$19	$4,478

The following table is a reconciliation of total annuity actuarial reserves and deposit fund liabilities, as of the dates indicated:

	December 31,
(in millions)	2024	2023
Life, accident and health annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$36,892	$34,748
Supplemental contracts with life contingencies, net	13	14
Deposit-type contracts	4,959	4,459
Subtotal	$41,864	$39,221
Separate accounts annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$85,786	$82,006
Other contract deposit funds	20	19
Subtotal	$85,806	$82,025
Total annuity actuarial reserves and deposit fund liabilities, net	$127,670	$121,246

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the analysis of life insurance actuarial reserves by withdrawal characteristics, as of the dates indicated:

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2024
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$50	$50	$-	$-	$-
Universal life	2,560	2,568	2,729	-	-	-
Universal life with secondary guarantees	486	430	1,154	-	-	-
Indexed universal life with secondary guarantees	408	327	438	-	-	-
Other permanent cash value life insurance	-	1,838	2,305	-	-	-
Variable life	3,125	3,166	3,295	35,196	35,192	35,277
Subtotal	$6,579	$8,379	$9,971	$35,196	$35,192	$35,277
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	127	-	-	-
Accidental death benefits	-	-	1	-	-	-
Disability - active lives	-	-	18	-	-	-
Disability - disabled lives	-	-	60	-	-	-
Miscellaneous reserves	-	-	32	-	-	-
Total, gross	$6,579	$8,379	$10,209	$35,196	$35,192	$35,277
Less: Reinsurance ceded	(8)	(8)	(138)	-	-	-
Total, net	$6,571	$8,371	$10,071	$35,196	$35,192	$35,277

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2023
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$10	$10	$-	$-	$-
Universal life	2,616	2,629	2,790	-	-	-
Universal life with secondary guarantees	453	390	1,032	-	-	-
Indexed universal life with secondary guarantees	341	265	367	-	-	-
Other permanent cash value life insurance	-	1,919	2,398	-	-	-
Variable life	3,435	3,483	3,603	29,611	29,607	29,607
Subtotal	$6,845	$8,696	$10,200	$29,611	$29,607	$29,607
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	181	-	-	-
Accidental death benefits	-	-	1	-	-	-
Disability - active lives	-	-	17	-	-	-
Disability - disabled lives	-	-	59	-	-	-
Miscellaneous reserves	-	-	32	-	-	-
Total, gross	$6,845	$8,696	$10,490	$29,611	$29,607	$29,607
Less: Reinsurance ceded	(8)	(8)	(151)	-	-	-
Total, net	$6,837	$8,688	$10,339	$29,611	$29,607	$29,607
The following table is a reconciliation of life insurance actuarial reserves, as of the dates indicated:

	December 31,
(in millions)	2024	2023
Life, accident and health annual statement:
Life Insurance, net	$9,971	$10,241
Accidental death benefits, net	1	1
Disability - active lives, net	18	17
Disability - disabled lives, net	54	53
Miscellaneous reserves, net	27	27
Subtotal	$10,071	$10,339
Separate accounts annual statement:
Life insurance[1]	$35,585	$29,909
Subtotal	$35,585	$29,909
Total life insurance actuarial reserves, net	$45,656	$40,248
[1]	Life insurance account value, cash value and reserve include separate accounts with guarantees of $308 million and $302 million for universal life as of December 31, 2024 and 2023, respectively.

The total direct premium written by managing general agents and third-party administrators was $528 million, $451 million and $415 million as of December 31, 2024, 2023 and 2022, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(4)	Separate Accounts

The Company’s separate account statement includes assets legally insulated from the general account as of the dates indicated, attributed to the following product lines:

	December 31, 2024		December 31, 2023
(in millions)	Separate account assets legally insulated	Separate account assets (not legally insulated)	Separate account assets legally insulated	Separate account assets (not legally insulated)
Product / Transaction:
Individual annuities	$70,404	$-	$67,634	$-
Group annuities	16,203	-	15,453	-
Life insurance	35,783	-	30,082	-
Pension risk transfer group annuities	482	-	101	-
Total	$122,872	$-	$113,270	$-

The following table summarizes amounts paid towards separate account guarantees by the general account and related risk charges paid by the separate account for the years ended:

(in millions)	Total paid toward separate account guarantees	Risk charges paid to general account
2024	$25	$741
2023	$78	$780
2022	$79	$722
2021	$12	$674
2020	$26	$631

The Company does not engage in securities lending transactions within its separate accounts.

Most separate accounts held by the Company relate to individual and group variable annuity and variable universal life insurance contracts of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The individual variable annuity contracts generally provide an incidental death benefit of the greater of account value or premium paid (net of prior withdrawals). However, many individual variable annuity contracts also provide death benefits equal to (i) the most recent fifth-year anniversary account value, (ii) the highest account value on any previous anniversary, (iii) premiums paid increased 5% or certain combinations of these, all adjusted for prior withdrawals. The death benefit and cash value under the variable universal life policies may vary with the investment performance of the underlying investments in the separate accounts. The assets and liabilities of these separate accounts are carried at fair value and are non-guaranteed.

Certain other separate accounts offered by the Company contain groups of variable universal life policies wherein the assets supporting account values on the underlying policies reside in private placement separate accounts. They provide a quarterly interest rate based on a crediting formula that reflects the market value to book value ratio of the investments, investment portfolio yield and a specified duration.

Certain other separate accounts relate to a guaranteed term option, which provides a guaranteed interest rate that is paid over certain maturity durations ranging from three to ten years, so long as certain conditions are met. If amounts allocated to the guaranteed term option are distributed prior to the maturity period, a market value adjustment can be assessed. The assets and liabilities of these separate accounts are carried at fair value.

The Company has a separate account that holds group annuity contracts offered through the Company’s PRT business, wherein the Company provides guaranteed benefit payments to annuitants. The Company issues PRT business out of both the general and separate accounts, and within both, the assets and liabilities of this business are carried at amortized cost. The PRT separate account business has been included as a nonindexed guarantee less than or equal to 4%.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Another separate account offered by the Company contains a group of universal life policies wherein the assets supporting the account values on the underlying policies reside in a private placement separate account. It provides an annual interest rate guarantee, subject to a minimum guarantee of 3%. The interest rate declared each year reflects the anticipated investment experience of the account. The business has been included as a nonindexed guarantee less than or equal to 4%.

The following tables summarize the separate account reserves of the Company, as of the dates indicated:

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2024
Premiums, considerations or deposits	$500	$-	$9,207	$9,707
Reserves
For accounts with assets at:
Fair value	$1,629	$108	$118,868	$120,605
Amortized cost	786	-	-	786
Total reserves[1]	$2,415	$108	$118,868	$121,391
By withdrawal characteristics: With market value adjustment	$1,629	$108	$-	$1,737
At fair value	-	-	118,785	118,785
At book value without market value adjustment and with current surrender charge less than 5%	308	-	7	315
Subtotal	$1,937	$108	$118,792	$120,837
Not subject to discretionary withdrawal	478	-	76	554
Total reserves[1]	$2,415	$108	$118,868	$121,391
1

The total reserves balance does not equal the liabilities related to separate accounts of $122.9 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.5 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2023
Premiums, considerations or deposits	$88	$-	$6,181	$6,269
Reserves
For accounts with assets at:
Fair value	$1,781	$143	$109,609	$111,533
Amortized cost	401	-	-	401
Total reserves[1]	$2,182	$143	$109,609	$111,934
By withdrawal characteristics: With market value adjustment	$1,779	$143	$-	$1,922
At fair value	-	-	109,522	109,522
At book value without market value adjustment and with current surrender charge less than 5%	304	-	6	310
Subtotal	$2,083	$143	$109,528	$111,754
Not subject to discretionary withdrawal	99	-	81	180
Total reserves[1]	$2,182	$143	$109,609	$111,934
1

The total reserves balance does not equal the liabilities related to separate accounts of $113.3 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.3 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table is a reconciliation of net transfers from separate accounts, as of the dates indicated:

	December 31,
(in millions)	2024	2023	2022
Net transfers as reported in the statutory statements of operations of the separate accounts:
Transfers to separate accounts	$9,707	$6,268	$7,757
Transfers from separate accounts	(12,859)	(9,446)	(8,860)
Net transfers from separate accounts	$(3,152)	$(3,178)	$(1,103)
Reconciling adjustments:
Exchange accounts offsetting in the general account	(431)	(889)	(606)
Fees not included in general account transfers	57	41	47
Other miscellaneous adjustments not included in the general account balance	57	284	27
Net transfers as reported in the statutory statements of operations	$(3,469)	$(3,742)	$(1,635)

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(5)	Investments

Bonds and Stocks

The following table summarizes the carrying value, the excess of fair value over carrying value, the excess of carrying value over fair value and the fair value of bonds and stocks, as of the dates indicated:

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value
December 31, 2024
Bonds:
U.S. Government	$65	$-	$1	$64
States, territories and possessions	823	4	69	758
Political subdivisions	289	5	22	272
Special revenues	2,893	23	317	2,599
Industrial and miscellaneous	32,850	191	2,484	30,557
Loan-backed and structured securities	8,878	50	257	8,671
Total bonds	$45,798	$273	$3,150	$42,921
Common stocks unaffiliated	$221	$-	$-	$221
Preferred stocks unaffiliated	42	-	-	42
Total unaffiliated stocks[1]	$263	$-	$-	$263
Total bonds and unaffiliated stocks[1]	$46,061	$273	$3,150	$43,184

December 31, 2023
Bonds:
U.S. Government	$173	$3	$-	$176
States, territories and possessions	609	10	44	575
Political subdivisions	371	11	21	361
Special revenues	2,994	57	248	2,803
Industrial and miscellaneous	31,796	311	2,206	29,901
Loan-backed and structured securities	7,924	38	304	7,658
Total bonds	$43,867	$430	$2,823	$41,474
Common stocks unaffiliated	$231	$-	$-	$231
Preferred stocks unaffiliated	47	-	1	46
Total unaffiliated stocks[1]	$278	$-	$1	$277
Total bonds and unaffiliated stocks[1]	$44,145	$430	$2,824	$41,751
1

Excludes affiliated common stocks with a carrying value of $3.7 billion and 3.4 billion as of December 31, 2024 and 2023, respectively. Affiliated common stocks include investment in NLAIC and JNL of $3.5 billion and $209 million as of December 31, 2024, respectively. Affiliated common stocks include investment in NLAIC and JNL of $3.2 billion and $203 million as of December 31, 2023, respectively.

The carrying value of bonds on deposit with various states as required by law was immaterial as of December 31, 2024 and 2023.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the carrying value and fair value of bonds, by contractual maturity, as of December 31, 2024. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties:

(in millions)	Carrying value	Fair value
Bonds:
Due in one year or less	$1,460	$1,454
Due after one year through five years	11,078	10,795
Due after five years through ten years	10,554	9,999
Due after ten years	13,828	12,002
Total bonds excluding loan-backed and structured securities	$36,920	$34,250
Loan-backed and structured securities	8,878	8,671
Total bonds	$45,798	$42,921

The following table summarizes the fair value and unrealized losses on bonds and stocks (amount by which cost or amortized cost exceeds fair value), for which other-than-temporary declines in value have not been recognized, based on the amount of time each type of bond or stock has been in an unrealized loss position, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
December 31, 2024
Bonds:
U.S. Government	$53	$1	$1	$-	$54	$1
States, territories and possessions	280	10	326	60	606	70
Political subdivisions	12	1	137	21	149	22
Special revenues	439	16	1,686	301	2,125	317
Industrial and miscellaneous	5,205	165	18,171	2,484	23,376	2,649
Loan-backed and structured securities	358	2	2,177	258	2,535	260
Total bonds	$6,347	$195	$22,498	$3,124	$28,845	$3,319
Common stocks unaffiliated	$-	$-	$-	$-	$-	$-
Preferred stocks unaffiliated	3	-	1	-	4	-
Total unaffiliated stocks	$3	$-	$1	$-	$4	$-
Total bonds and unaffiliated stocks	$6,350	$195	$22,499	$3,124	$28,849	$3,319

December 31, 2023
Bonds:
U.S. Government	$79	$-	$1	$-	$80	$-
States, territories and possessions	30	-	373	44	403	44
Political subdivisions	51	-	148	21	199	21
Special revenues	45	1	1,934	247	1,979	248
Industrial and miscellaneous	1,093	43	21,615	2,266	22,708	2,309
Loan-backed and structured securities	485	2	4,671	303	5,156	305
Total bonds	$1,783	$46	$28,742	$2,881	$30,525	$2,927
Common stocks unaffiliated	$-	$-	$37	$5	$37	$5
Preferred stocks unaffiliated	3	-	6	-	9	-
Total unaffiliated stocks	$3	$-	$43	$5	$46	$5
Total bonds and unaffiliated stocks	$1,786	$46	$28,785	$2,886	$30,571	$2,932

As of December 31, 2024, management evaluated securities in an unrealized loss position for impairment. As of the reporting date, the Company has the intent and ability to hold these securities until the fair value recovers, which may be at maturity, and therefore, does not consider the securities to be other-than-temporarily impaired.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

As of December 31, 2024, the Company had the intent to sell an immaterial balance of loan-backed and structured securities identified as having an other-than-temporary impairment. There were no loan-backed and structured securities with an other-than-temporary impairment that were intended to be sold as of December 31, 2023.

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans and the related allowance for credit losses as of the dates indicated:

	December 31,
(in millions)	2024	2023
Total amortized cost	$9,619	$9,146
Less: Allowance for credit losses	-	2
Mortgage loans, net of allowance[1,2]	$9,619	$9,144

1	For the years ended December 31, 2024, 2023 and 2022, changes in the allowance for credit losses were immaterial and due to current period provisions.

2

Effective January 1, 2023, the Company changed its method for reserving for mortgage loans by removing the need for a non-specific reserve. In the Company’s judgment, the change in reserving approach appropriately reflects the credit risk inherent for mortgage loans held. The impact of the change was recorded as a reversal of the non-specific reserves, resulting in an increase to unassigned surplus of $4 million and recorded through ‘Other, net’ activity within the statutory statements of changes in capital and surplus. There was no impact on net income.

As of December 31, 2024 and 2023, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial.

The following table summarizes the LTV ratio and DSC ratio of the mortgage loan portfolio as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than or equal to 1.00	Total
December 31, 2024
Apartment	$3,790	$58	$3,848	$3,771	$77	$3,848
Industrial	1,977	62	2,039	2,039	-	2,039
Office	902	178	1,080	1,046	34	1,080
Retail	1,974	12	1,986	1,978	8	1,986
Other	250	-	250	207	43	250
Total[1]	$8,893	$310	$9,203	$9,041	$162	$9,203
Weighted average DSC ratio	2.16	1.39	2.13	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	60%	72%	60%

December 31, 2023
Apartment	$3,831	$22	$3,853	$3,823	$29	$3,852
Industrial	1,842	-	1,842	1,842	-	1,842
Office	1,057	71	1,128	1,126	3	1,129
Retail	1,888	8	1,896	1,887	9	1,896
Other	256	-	256	216	40	256
Total[1]	$8,874	$101	$8,975	$8,894	$81	$8,975
Weighted average DSC ratio	2.20	1.33	2.19	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	56%	71%	57%

1	Excludes $416 million and $171 million of commercial mortgage loans that were under development as of December 31, 2024 and 2023, respectively.

As of December 31, 2024 and 2023, the Company has a diversified mortgage loan portfolio with no more than 22% and 23%, respectively, in a geographic region in the U.S., no more than 44% in a property type and no more than 1% with any one borrower. The maximum and minimum lending rates for mortgage loans originated or acquired during 2024 were 12.0% and 5.1%, respectively, and for those originated or acquired during 2023 were 9.2% and 4.8%, respectively. As of December 31, 2024 and 2023, the maximum LTV ratio of any one loan at the time of loan origination was 89% and 78%, respectively. As of December 31, 2024 and 2023, the Company did not hold mortgage loans with interest 90 days or more past due. Additionally, there were no taxes, assessments or amounts advanced and not included in the mortgage loan portfolio.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Securities Lending

The fair value of loaned securities was $1.1 billion and $922 million as of December 31, 2024 and 2023, respectively. The Company held $247 million and $359 million of cash collateral on securities lending as of December 31, 2024 and 2023, respectively. The carrying value and fair value of reinvested collateral assets were $247 million and $359 million and had a contractual maturity of under 30 days as of December 31, 2024 and 2023, respectively. The fair value of bonds acquired with reinvested collateral assets was $252 million and $366 million as of December 31, 2024 and 2023, respectively. There are no securities lending transactions that extend beyond one year as of the reporting date. The Company received $834 million and $584 million of non-cash collateral on securities lending as of December 31, 2024 and 2023, respectively.

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

	December 31,
(in millions)	2024	2023	2022
Bonds	$2,151	$1,917	$1,511
Mortgage loans	413	357	334
Other invested assets	740	868	196
Policy loans	46	43	42
Derivative instruments[1]	39	24	19
Other	83	62	44
Gross investment income	$3,472	$3,271	$2,146
Investment expenses	(143)	(135)	(127)
Net investment income	$3,329	$3,136	$2,019

1	Includes net investment income applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

The amount of investment income due and accrued that was nonadmitted as of December 31, 2024 and 2023 was immaterial. Investment income due and accrued as of December 31, 2024 and 2023 that was admitted was $699 million and $965 million, respectively.

Net Realized Capital Gains and Losses

The following table summarizes net realized capital gains and losses for the years ended:

		December 31,
(in millions)	2024	2023	2022
Gross gains on sales	$55	$31	$31
Gross losses on sales	(102)	(68)	(149)
Net realized capital losses on sales	$(47)	$(37)	$(118)
Net realized derivative (losses) gains	(445)	(378)	284
Other-than-temporary impairments	(36)	(21)	(26)
Total net realized capital (losses) gains	$(528)	$(436)	$140
Tax expense (benefit) on net (losses) gains	1	(4)	3
Net realized capital (losses) gains, net of tax	$(529)	$(432)	$137
Less: Net realized capital losses transferred to the IMR	(53)	(30)	(103)
Net realized capital (losses) gains, net of tax and transfers to the IMR	$(476)	$(402)	$240

For the year ended December 31, 2024, gross realized gains and gross realized losses on sales of bonds were $29 million and $97 million, respectively. For the year ended December 31, 2023, gross realized gains and gross realized losses on sales of bonds were $25 million and $64 million, respectively. For the year ended December 31, 2022, gross realized gains and gross realized losses on sales of bonds were $7 million and $145 million, respectively.

The Company did not enter into any material repurchase transactions that would be considered wash sales during the years ended December 31, 2024, 2023 and 2022.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Investment Commitments

The Company had unfunded commitments related to its investment in limited partnerships and limited liability companies totaling $1.3 billion and $1.0 billion as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, there were $267 million and $99 million of commitments to purchase private placement bonds, respectively. There were $434 million and $490 million of outstanding commitments to fund mortgage loans as of December 31, 2024 and 2023, respectively.

(6)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company may use interest rate swaps and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa.

Equity market risk management. The Company issues a variety of insurance products that expose it to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including equity index futures and options.

Indexed crediting risk management. The Company issues a variety of insurance and annuity products with indexed crediting features that expose the Company to risks related to the performance of an underlying index. To mitigate these risks, the Company enters into a variety of derivatives including index options, total return swaps and futures. The underlying indices can have exposure to equites, commodities and fixed income securities.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2024 and 2023, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the fair value, carrying value and related notional amounts of derivative instruments, as of the dates indicated:

(in millions)	Notional amount	Net carrying Value	Fair value asset	Fair value liability	Average fair value
December 31, 2024
Interest rate swaps	$2,483	$-	$-	$-	$-
Options	196	2	4	-	-
Cross currency swaps	1,748	170	172	(11)	1
Futures	1,852	-	-	-	-
Total return swaps	600	16	16	-
Total derivatives¹	$6,879	$188	$192	$(11)	$1

December 31, 2023
Interest rate swaps	$2,410	$-	$-	$-	$-
Options	137	1	7	-	-
Cross currency swaps	1,621	94	120	(22)	1
Futures	2,925	-	-	-	-
Total derivatives¹	$7,093	$95	$127	$(22)	$1
1	Fair value balance excludes immaterial accrued interest on derivative assets for December 31, 2024 and 2023.

The Company received $717 million and $253 million of cash collateral and held $125 million and $49 million of securities off-balance sheet as collateral for derivative assets as of December 31, 2024 and 2023, respectively. Cash and securities pledged for derivative liabilities were immaterial as of December 31, 2024 and 2023. The impact of netting as a result of master netting agreements reduced the fair value of derivative assets and liabilities by $10 million and $20 million as of December 31, 2024 and 2023, respectively. As a result, the Company’s uncollateralized position for derivatives instruments was immaterial in each respective period. In addition, the Company posted initial margin on derivative instruments of $229 million and $256 million as of December 31, 2024 and 2023, respectively.

The following table summarizes net gains and losses on derivatives programs by type of derivative instrument, as of the dates indicated:

	Net realized (losses) gains recorded in operations			Unrealized gains (losses) recorded in capital and surplus
	December 31,			December 31,
(in millions)	2024	2023	2022	2024	2023	2022
Cross currency swaps	$1	$-	$1	$78	$(43)	$103
Futures	(446)	(378)	283	131	(173)	124
Total return swaps	-	-	-	16	-	-
Total	$(445)	$(378)	$284	$225	$(216)	$227

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(7)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value as of December 31, 2024:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$11	$-	$-	$11
Common stocks unaffiliated	39	182	-	-	221
Preferred stocks unaffiliated	-	32	10	-	42
Derivative assets	-	16	-	-	16
Separate account assets	112,173	1,558	35	7,927	121,693
Assets at fair value	$112,212	$1,799	$45	$7,927	$121,983

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2024:

(in millions)	Preferred stocks unaffiliated	Separate account assets	Assets at fair value
Balance as of December 31, 2023	$7	$51	$58
Net gains (losses):
In surplus	(1)	5	4
Purchases	4	-	4
Sales	-	(21)	(21)
Balance as of December 31, 2024	$10	$35	$45

The following table summarizes assets and liabilities held at fair value as of December 31, 2023:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$7	$-	$-	$7
Common stocks unaffiliated	67	164	-	-	231
Preferred stocks unaffiliated	-	39	7	-	46
Separate account assets	104,555	1,637	51	6,430	112,673
Assets at fair value	$104,622	$1,847	$58	$6,430	$112,957

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2023:

(in millions)	Preferred stocks unaffiliated	Separate account assets	Assets at fair value
Balance as of December 31, 2022	$6	$55	$61
Net gains (losses):
In surplus	1	(1)	-
Purchases	3	-	3
Sales	(3)	(3)	(6)
Balance as of December 31, 2023	$7	$51	$58

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the carrying value and fair value of the Company’s assets and liabilities not held at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below or in Note 2.

	Fair Value
(in millions)	Level 1	Level 2	Level 3	Total fair value	Carrying value
December 31, 2024
Assets:
Bonds	$64	$36,103	$6,743	$42,910	$45,787
Mortgage loans, net of allowance	-	-	8,446	8,446	9,619
Policy loans	-	-	1,038	1,038	1,038
Derivative assets	-	172	4	176	178
Cash, cash equivalents and short-term investments	(66)	1,753	-	1,687	1,687
Securities lending collateral assets	247	-	-	247	247
Separate account assets	37	749	352	1,138	1,179
Total assets	$282	$38,777	$16,583	$55,642	$59,735
Liabilities:
Investment contracts	$-	$-	$3,306	$3,306	$3,605
Derivative liabilities	-	11	-	11	6
Total liabilities	$-	$11	$3,306	$3,317	$3,611
December 31, 2023
Assets:
Bonds	$175	$35,293	$5,999	$41,467	$43,860
Mortgage loans, net of allowance	-	-	8,047	8,047	9,144
Policy loans	-	-	969	969	969
Derivative assets	-	120	7	127	113
Cash, cash equivalents and short-term investments	(52)	1,607	-	1,555	1,555
Securities lending collateral assets	359	-	-	359	359
Separate account assets	5	411	157	573	597
Total assets	$487	$37,431	$15,179	$53,097	$56,597
Liabilities:
Investment contracts	$-	$-	$3,265	$3,265	$3,242
Derivative liabilities	-	22	-	22	17
Total liabilities	$-	$22	$3,265	$3,287	$3,259

Mortgage loans, net of allowance. The fair values of mortgage loans are primarily estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the statutory statements of admitted assets, liabilities, capital and surplus approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Securities lending collateral assets. These assets are comprised of bonds and short-term investments and the respective fair values are estimated based on the fair value methods described in Note 2.

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable-rate contracts approximates their carrying value.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(8)	Federal Income Taxes

The following tables summarize the net admitted deferred tax assets, as of the dates indicated:

	December 31, 2024
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$950	$4	$954
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$950	$4	$954
Less: Deferred tax assets nonadmitted	(169)	-	(169)
Net admitted deferred tax assets	$781	$4	$785
Less: Deferred tax liabilities	(103)	(22)	(125)
Net admitted deferred tax assets	$678	$(18)	$660

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$953	$21	$974
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$953	$21	$974
Less: Deferred tax assets nonadmitted	(222)	-	(222)
Net admitted deferred tax assets	$731	$21	$752
Less: Deferred tax liabilities	(105)	(15)	(120)
Net admitted deferred tax assets	$626	$6	$632

The following table summarizes components of the change in deferred income taxes reported in capital and surplus before consideration of nonadmitted assets and changes from the prior year, as of the dates indicated:

	December 31,
(in millions)	2024	2023	Change
Adjusted gross deferred tax assets	$954	$974	$(20)
Total deferred tax liabilities	(125)	(120)	(5)
Net deferred tax assets	$829	$854	$(25)
Less: Tax effect of unrealized gains and losses			(53)
Change in deferred income tax			$28

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following tables summarize components of the admitted deferred tax assets calculation, as of the dates indicated:

	December 31, 2024
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$1	$1
Adjusted gross deferred tax assets expected to be realized[1]	657	2	659
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	124	1	125
Admitted deferred tax assets	$781	$4	$785

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$3	$3
Adjusted gross deferred tax assets expected to be realized[1]	623	6	629
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	108	12	120
Admitted deferred tax assets	$731	$21	$752

1

Note that this amount is calculated as the lesser of the adjusted gross deferred tax assets expected to be realized following the balance sheet date or the adjusted gross deferred tax assets allowed per the limitation threshold. For the years ended December 31, 2024 and 2023, the threshold limitation for adjusted capital and surplus was $1.8 billion and $1.6 billion, respectively.

The adjusted capital and surplus used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was $11.8 billion and $10.5 billion as of December 31, 2024 and 2023, respectively. The ratio percentage used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was 1,108% and 1,062% as of December 31, 2024 and 2023, respectively.

The following tables summarize the impact of tax planning strategies, as of the dates indicated:

	December 31, 2024
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	17.06%	0.33%	17.39%

	December 31, 2023
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	7.19%	0.00%	7.19%

The Company’s tax planning strategies included the use of affiliated reinsurance for the years ended December 31, 2024 and 2023.

There are no temporary differences for which deferred tax liabilities are not recognized for the years ended December 31, 2024 and 2023.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the tax effects of temporary differences and the change from the prior year, for the years ended:

	December 31,
(in millions)	2024	2023	Change
Deferred tax assets
Ordinary:
Future policy benefits and claims	$244	$231	$13
Investments	114	110	4
Deferred acquisition costs	350	297	53
Tax credit carry-forward	180	259	(79)
Other	62	56	6
Subtotal	$950	$953	$(3)
Nonadmitted	(169)	(222)	53
Admitted ordinary deferred tax assets	$781	$731	$50
Capital:
Investments	4	21	(17)
Subtotal	$4	$21	$(17)
Admitted capital deferred tax assets	$4	$21	$(17)
Admitted deferred tax assets	$785	$752	$33
Deferred tax liabilities
Ordinary:
Investments	$(70)	$(68)	$(2)
Future policy benefits and claims	(15)	(22)	7
Other	(18)	(15)	(3)
Subtotal	$(103)	$(105)	$2
Capital:
Investments	(22)	(15)	(7)
Subtotal	$(22)	$(15)	$(7)
Deferred tax liabilities	$(125)	$(120)	$(5)
Net deferred tax assets	$660	$632	$28

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize all deferred tax assets. Therefore, no valuation allowances have been established as of December 31, 2024 and 2023.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the Company’s income tax incurred and change in deferred income tax. The total income tax and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows, for the years ended:

		December 31,
(in millions)	2024	2023	2022
Current income tax expense	$68	$104	$103
Change in deferred income tax (without tax on unrealized gains and losses)	(28)	(132)	(28)
Total income tax expense (benefit) reported	$40	$(28)	$75
Income before income and capital gains taxes	$1,219	$1,053	$1,077
Federal statutory tax rate	21%	21%	21%
Expected income tax expense at statutory tax rate	$256	$221	$226
(Decrease) increase in actual tax reported resulting from:
Dividends received deduction	(172)	(211)	(80)
Tax credits	(44)	(45)	(58)
Other	-	7	(13)
Total income tax expense (benefit) reported	$40	$(28)	$75

The Company incurred $1 million in federal income tax expense in 2023, which is available for recoupment in the event of future net losses.

The following table summarizes operating loss or tax credit carry-forwards available as of December 31, 2024:

(in millions)	Amount	Origination	Expiration
Operating loss carryforwards	$2	2017	2032
Business credits	$22	2018	2038
Business credits	$27	2019	2039
Business credits	$29	2020	2040
Business credits	$28	2021	2041
Business credits	$27	2022	2042
Business credits	$24	2023	2043
Business credits	$23	2024	2044

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company is included in the NMIC consolidated federal income tax return which includes the following entities:

Nationwide Mutual Insurance Company	Nationwide Financial General Agency, Inc.
Allied Insurance Company of America	Nationwide Financial Services, Inc.
Allied Property & Casualty Insurance Company	Nationwide General Insurance Company
Allied Texas Agency, Inc.	Nationwide Indemnity Company
AMCO Insurance Company	Nationwide Insurance Company of America
American Marine Underwriters	Nationwide Insurance Company of Florida
Crestbrook Insurance Company	Nationwide Investment Services Corporation
Depositors Insurance Company	Nationwide Life and Annuity Insurance Company
DVM Insurance Agency, Inc.	Nationwide Life Insurance Company
Eagle Captive Reinsurance, LLC	Nationwide Lloyds
Freedom Specialty Insurance Company	Nationwide Property & Casualty Insurance Company
Harleysville Insurance Company of New York	Nationwide Retirement Solutions, Inc.
Harleysville Insurance Company	Nationwide Sales Solutions, Inc.
Harleysville Insurance Company of New Jersey	Nationwide Trust Company, FSB
Harleysville Lake States Insurance Company	NBS Insurance Agency, Inc.
Harleysville Preferred Insurance Company	NFS Distributors, Inc.
Harleysville Worcester Insurance Company	Registered Investment Advisors Services, Inc.
Jefferson National Life Insurance Company	Retention Alternatives, Ltd.
Jefferson National Life Insurance Company of New York	Retention Alternatives Ltd. In Respect of Cell No. 1
Lone Star General Agency, Inc.	Segregated Account
National Casualty Company	Scottsdale Indemnity Company
Nationwide Advantage Mortgage Company	Scottsdale Insurance Company
Nationwide Affinity Insurance Company of America	Scottsdale Surplus Lines Insurance Company
Nationwide Agent Risk Purchasing Group. Inc.	Titan Insurance Company
Nationwide Agribusiness Insurance Company	Titan Insurance Services, Inc.
Nationwide Assurance Company	Veterinary Pet Insurance Company
Nationwide Cash Management Company	Victoria Fire & Casualty Company
Nationwide Corporation	Victoria Select Insurance Company
Nationwide Financial Assignment Company	VPI Services, Inc.

The method of allocation of regular tax among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return. Effective January 1, 2023, the Company revised its tax sharing agreement to address corporate alternative minimum tax (“CAMT”). If the consolidated federal income tax return group is an Applicable Corporation and has a CAMT liability, all members of the group will be treated as Applicable Corporations subject to CAMT. CAMT is paid by affiliates based on the ratio of the subsidiary’s CAMT liability to the total CAMT liabilities of all subsidiaries.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code as of December 31, 2024 and 2023.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

In August 2022, the Inflation Reduction Act of 2022 (“Act”) was passed by the U.S. Congress and signed into law. The Act includes a new Federal CAMT, effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an Applicable Corporation. A corporation is an Applicable Corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1 billion. The $1 billion threshold is determined on a controlled-group basis by aggregating the AFSI of all entities treated as a single employer under tax law. The controlled-group’s AFS is generally treated as the AFS for all separate entities in the controlled-group. Except under limited circumstances, once a corporation is an Applicable Corporation, it is an Applicable Corporation in all future years.

An Applicable Corporation is not automatically subject to a CAMT liability. An Applicable Corporation’s tentative CAMT liability is equal to 15% of its adjusted AFSI, and CAMT is payable to the extent the tentative CAMT liability exceeds its regular corporate income tax. However, any CAMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of CAMT. For financial statement reporting, in the event an Applicable Corporation is subject to CAMT there will be no impact to total tax as any CAMT paid will be offset by the establishment of a deferred tax asset for the credit carryover.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company comprises a controlled-group of entities and has determined that it will be an Applicable Corporation in 2024. In making such determination, the Company has made certain interpretations of, and assumptions regarding, the CAMT provisions of the Act. While the U.S. Treasury Department issued proposed regulations on September 12, 2024, there remain many open questions and significant portions of the guidance will not be effective until the regulations are issued in final form. However, the proposed regulations, including the portions not effective until finalized, will not materially impact the Company’s financial statements.

The Company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets.

For the years ended December 31, 2024 and 2023, the Act did not impact the Company’s total tax.

(9)	Short-Term Debt and FHLB Funding Agreements

Short-Term Debt

The Company is a party to a $750 million revolving variable rate credit facility agreement. The Company had no amounts outstanding under the facility as of December 31, 2024 and 2023.

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to Effective Federal Funds Rate plus 0.18%. The Company had no amounts outstanding under this agreement as of December 31, 2024 and 2023.

The terms of certain debt instruments contain various restrictive covenants, including, but not limited to, minimum statutory surplus defined in the agreements. The Company was in compliance with all covenants as of December 31, 2024 and 2023.

The amount of interest paid on short-term debt was immaterial in 2024, 2023 and 2022.

FHLB Funding Agreements

The Company is a member of the FHLB. Through its membership, the FHLB established the Company’s capacity for short-term borrowings and cash advances under the funding agreement program at up to 40% of total admitted assets.

The Company’s Board of Directors has authorized the issuance of funding agreements up to $6.0 billion to the FHLB, shared between the Company and NLAIC, in exchange for cash advances, which are collateralized by pledged securities. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. FHLB membership requires the Company to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The Company has $20 million in membership stock as of December 31, 2024 and 2023, none of which is eligible for redemption. As part of the agreement, the Company purchased and held an additional $160 million and $144 million in activity stock and an immaterial amount in excess stock as of December 31, 2024 and 2023, respectively, which is included in stocks on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s liability for advances from the FHLB was $3.6 billion and $3.3 billion as of December 31, 2024 and 2023, respectively, which is included in future policy benefits and claims on the statutory statements of admitted assets, liabilities, capital and surplus. Certain outstanding advances are subject to prepayment penalties under these agreements. The maximum amounts of aggregate advances from the FHLB were $3.6 billion and $3.3 billion for the years ended December 31, 2024 and 2023, respectively.

The Company has agreements with the FHLB to provide short-term financing for operations. These agreements, which were renewed in June 2024 and expire June 2025, allow the Company access to borrow up to $1.1 billion. As of December 31, 2024 and 2023, the Company had no amounts outstanding under these agreements.

Bonds and mortgage loans with a carrying value of $5.4 billion (2.9% of total admitted assets) and fair value of $4.8 billion

(2.5% of total admitted assets) as of December 31, 2024 and carrying value of $5.3 billion (3.0% of total admitted assets) and fair value of $4.6 billion (2.6% of total admitted assets) as of December 31, 2023 were pledged as collateral under FHLB agreements, as a condition for withdrawal, and are included in bonds and mortgage loans on the statutory statements of admitted assets, liabilities, capital and surplus. The maximum amount of collateral pledged to the FHLB had a carrying value of $5.5 billion and fair value of $4.9 billion for the year ended December 31, 2024, and a carrying value of $5.3 billion and fair value of $4.6 billion for the year ended December 31, 2023.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(10)	Surplus Notes

The following table summarizes the carrying value of surplus notes issued by the Company to NFS, as of the dates indicated:

(in millions)
Date issued	Interest rate	Par value	Carrying value	Interest and/ or principal paid in current year	Total interest and/ or principal paid	Unapproved interest and/or principal	Date of maturity
December 31, 2024
12/19/2001	7.50%	$300	$300	$23	$518	$-	12/31/2031
6/27/2002	8.15%	300	300	24	545	-	6/27/2032
12/23/2003	6.75%	100	100	7	139	-	12/23/2033
12/20/2019	4.21%	400	400	17	84	-	12/19/2059
Total		$1,100	$1,100	$71	$1,286	$-
December 31, 2023 12/19/2001	7.50%	$300	$300	$23	$495	$-	12/31/2031
6/27/2002	8.15%	300	300	24	521	-	6/27/2032
12/23/2003	6.75%	100	100	7	132	-	12/23/2033
12/20/2019	4.21%	400	400	16	67	-	12/19/2059
Total		$1,100	$1,100	$70	$1,215	$-

The surplus notes were issued in accordance with Section 3901.72 of the Ohio Revised Code. The principal and interest on these surplus notes shall not be a liability or claim against NLIC, or any of its assets, except as provided in Section 3901.72 of the Ohio Revised Code. The Department must approve interest and principal payments before they are paid.

(11)	Reinsurance

The Company has 100% coinsurance agreements with funds withheld with Eagle to cede specified GMDB and GLWB obligations provided under substantially all of the variable annuity contracts and certain fixed indexed annuity contracts issued and to be issued by NLIC. While the GMDB and GLWB contract riders are ceded by NLIC to Eagle, the base annuity contracts and any non-reinsured risks will be retained by NLIC. Amounts ceded to Eagle during 2024, 2023 and 2022 included premiums of $643 million, $635 million and $637 million, respectively, benefits and claims, net of third-party reinsurance recoveries, of $23 million, $73 million, and $75 million respectively, net investment earnings on funds withheld assets of $43 million, $55 million and $52 million, respectively, and an expense allowance for third-party reinsurance premiums of $1 million, $1 million and $2 million, respectively. As of December 31, 2024 and 2023, the carrying value of the funds withheld assets recorded within funds held under coinsurance was $1.2 billion and $1.3 billion, respectively, which consists of bonds and cash equivalents that had a carrying value of $1.1 billion and $1.2 billion, respectively, and mortgage loans that had a carrying value of $70 million and $73 million, respectively. As of December 31, 2024 and 2023, the Company’s reserve credit for guaranteed benefits ceded under the reinsurance agreements was $46 million and $91 million, respectively. Amounts payable to Eagle related to the reinsurance agreements were $116 million and $377 million as of December 31, 2024 and 2023, respectively.

The Company has a reinsurance agreement with NMIC whereby nearly all of the Company’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of the Company’s agreement, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the Company, as the original insurer, from its primary obligation to the policyholder. Amounts ceded to NMIC include revenues of $354 million, $307 million and $287 million for the years ended December 31, 2024, 2023 and 2022, respectively, while benefits, claims and expenses ceded were $341 million, $301 million and $267 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company has an intercompany reinsurance agreement with NLAIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are assumed on a modified coinsurance basis. Under modified coinsurance agreements, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under terms of the agreement, the Company bears the investment risk associated with changes in interest rates. Risk of asset default remains with NLAIC, and the Company pays a fee to NLAIC for the retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts assumed from NLAIC are included in the Company’s statutory statements of operations for 2024, 2023 and 2022 and include considerations of $4 million, $46 million and $10 million, respectively, net investment income of $25 million, $31 million and $35 million, respectively, and benefits, claims and other expenses of $145 million, $186 million and $161 million, respectively. The reserve adjustment for 2024, 2023 and 2022 of $(143) million, $(153) million and $(161) million, respectively, represents changes in reserves related to this fixed block of business, offset by investment earnings on the underlying assets. Policy reserves under this agreement totaled $619 million and $737 million as of 2024 and 2023, respectively, and amounts payable related to this agreement were $2 million and $6 million as of December 31, 2024 and 2023, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby certain variable universal life insurance, whole life insurance and universal life insurance policies are assumed on a modified coinsurance basis. Total policy reserves under this treaty were $34 million as of December 31, 2024 and 2023. Total premiums assumed under this treaty were $11 million, $12 million and $12 million during 2024, 2023 and 2022, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby a certain life insurance contract is assumed on a 100% coinsurance basis. Policy reserves assumed under this agreement totaled $154 million as of December 31, 2024 and 2023.

The Company has entered into reinsurance contracts to cede a portion of its individual annuity and life insurance business to unaffiliated reinsurers. Total reserve credits taken as of December 31, 2024 and 2023 were $252 million and $278 million, respectively. The ceding of risk does not relieve the Company, as the original insurer, from its primary obligation to the policyholder.

(12)	Transactions with Affiliates

The Company has entered into significant, recurring transactions and agreements with NMIC, and other affiliates and subsidiaries as a part of its ongoing operations. These include, but are not limited to, annuity and life insurance contracts, and agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, several benefit plans sponsored by NMIC are available to Nationwide employees, for which the Company has no legal obligations. Measures used to determine the allocation among companies includes individual employee estimates of time spent, special cost studies, the number of full-time employees and other methods agreed to by the participating companies in conformity with NAIC statutory accounting principles. In addition, the Company may underwrite insurance policies for its officers, directors, and/or other personnel providing services to the Company. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Affiliate receivables and payables are the result of cost sharing and intercompany service agreements between the Company and its affiliates in which settlement has not yet occurred. Affiliate receivables are presented net of affiliate payables when the Company has the right to offset. The net amounts due from affiliates were $41 million and $19 million as of December 31, 2024 and 2023, respectively, and are included in other assets in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. The net amounts due to affiliates were $56 million and $133 million as of December 31, 2024 and 2023, respectively, and are included in other liabilities in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. These arrangements are subject to written agreements which require that intercompany balances be settled within a certain time period, generally 30 to 60 days.

The Company and various affiliates share a home office, other facilities, equipment, common management and administrative services. In addition, NMIC provided data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. The Company was allocated costs from NMIC totaling $276 million, $245 million, and $285 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $3.3 billion and

$3.4 billion as of December 31, 2024 and 2023, respectively. Total revenues from these contracts were $117 million, $125 million and $127 million for the years ended December 31, 2024, 2023 and 2022, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances were $76 million, $84 million and $87 million for the years ended December 31, 2024, 2023 and 2022, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company receives an annual fee payable from the Tax Credit Funds, for which it is a guarantor and Managing Member, for its services in connection with the oversight of the performance of the Investee Partnerships and the compliance by their managing members and managing agents thereof with the provisions of the various operating level agreements and applicable laws. The amount the Company earned for the years ended December 31, 2024, 2023 and 2022 were immaterial.

Funds of Nationwide Variable Insurance Trust Funds (“NVITF”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2024 and 2023, customer allocations to NVITF totaled $65.4 billion and $63.9 billion, respectively. For the years ended December 31, 2024, 2023 and 2022, NVITF paid the Company $246 million, $234 million and $242 million, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $1.0 billion and $1.3 billion as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, amounts on deposit with NCMC were comprised of $938 million and $1.0 billion, respectively, of cash and cash equivalents, with remaining amounts in short-term investments.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the years ended December 31, 2024, 2023 and 2022 were $53 million, $63 million and $112 million, respectively.

The Company provides commercial mortgage loans to subsidiaries of Nationwide Realty Investors, LTD, a subsidiary of NMIC, with interest rates ranging from 3.62% to 4.90% and maturity dates ranging from January 2031 to July 2041. As of December 31, 2024 and 2023, the Company had $286 million and $304 million, respectively, outstanding under these arrangements.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities from the buyer at the original sales price plus interest. As of December 31, 2024 and 2023, the Company had no outstanding borrowings from affiliated entities under such agreements. The amounts the Company incurred for interest expense on intercompany repurchase agreements during 2024, 2023 and 2022 were immaterial.

During 2024 and 2023, the Company received capital contributions of $100 million and $135 million, respectively, from NFS. During 2025, the Company received an additional capital contribution of $25 million from NFS as of the subsequent event date.

During 2024, the Company paid capital contributions to NLAIC of $400 million. During 2023, there were no capital contributions paid to NLAIC by the Company. During 2025, the Company paid capital contributions to NLAIC of $100 million as of the subsequent event date.

The Company has a replacement unsecured promissory note and revolving line of credit agreement with JNLNY whereby JNLNY can borrow up to $5 million. No amounts have been drawn on the note as of December 31, 2024 and 2023, or through the subsequent event date.

Pursuant to financial support agreements, the Company has agreed to provide NLAIC and JNL with the minimum capital and surplus required by each state in which NLAIC and JNL does business. These agreements do not constitute the Company as guarantor of any obligation or indebtedness of NLAIC or JNL or provide any creditor of NLAIC or JNL with recourse to or against any of the assets of the Company.

Eagle’s surplus position is evaluated quarterly to determine if an additional surplus contribution is required from the Company or if a distribution to the Company can be declared as of each quarter end. During 2023, the Company made surplus contributions to Eagle. On September 29, 2023, the Company made a surplus contribution to Eagle of $10 million. During 2024 and 2023 Eagle declared distributions to the Company based on their earned surplus position. On February 11, 2025, the Company received a dividend distribution of $107 million that was declared on December 31, 2024. The dividend receivable was recorded in investment income due and accrued as of December 31, 2024. On November 8, 2024, the Company received a dividend distribution of $81 million that was declared on September 30, 2024. On August 9, 2024, the Company received a dividend distribution of $131 million that was declared on June 28, 2024. On May 10, 2024, the Company received a dividend distribution of $365 million that was declared on March 29, 2024. On February 9, 2024, the Company received a total distribution of $421 million that was declared on December 29, 2023 and consisted of a return of contributed surplus of $10 million and a dividend of $411 million. The return of contributed surplus receivable was recorded in other invested assets and the dividend receivable was recorded in investment income due and accrued as of December 31, 2023. On August 10, 2023, the Company received a dividend distribution of $205 million that was declared on June 30, 2023. On May 9, 2023, the Company received a dividend distribution of $204 million that was declared on March 31, 2023. On February 10, 2023, the Company received a total distribution of $332 million that was declared on December 30, 2022 and consisted of a return of contributed surplus of $221 million and a dividend of $111 million.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company and NWSBL have entered into a $850 million unsecured promissory note and revolving line of credit agreement whereby NWSBL can borrow up to $850 million from the Company for up to 364 days after the date of the agreement with the outstanding balance being reported in short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. As of December 31, 2023, NWSBL had an outstanding borrowing of $328 million. During 2024, additional draws increased the outstanding balance to $363 million when, on February 28, 2024, the outstanding balance was repaid and a $850 million replacement agreement was entered into with a draw amount of $363 million at an interest rate of 1-month SOFR plus 0.90% and a maturity date of February 27, 2025. As of December 31, 2024, NWSBL had an outstanding balance of $706 million. During 2025, additional draws increased the outstanding balance to $731 million when, on February 27, 2025, the outstanding balance was repaid and a $850 million replacement agreement was entered into with a draw amount of $746 million at an interest rate of 1-month SOFR plus 0.9% and a maturity date of February 26, 2026. The outstanding balance on this note is $771 million as of the subsequent event date.

The Company utilizes the look-through approach in valuing its investment in Nationwide Real Estate Investors (NLIC), LLC (“NW REI (NLIC)”), a subsidiary of NMIC, at $325 million and $251 million as of December 31, 2024 and 2023, respectively. NW REI (NLIC)’s financial statements are not audited and the Company has limited the value of its investment in NW REI (NLIC) to the value contained in the audited financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of the NW REI (NLIC), which are required under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in NW REI (NLIC), if not already recorded in the financial statements of NW REI (NLIC).

NMIC sponsors multiple benefit plans for its current and former employees including two qualified defined benefit pension plans, the Nationwide Retirement Plan – Account Balance and the Nationwide Retirement Plan – Final Average Pay, collectively the “Pension Plans”. On December 10, 2024, the Pension Plans purchased group annuity contracts that transferred certain obligations to the Company and NLAIC. The impact of this transaction was immaterial to net income and capital and surplus.

(13)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Guarantees

In accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, for all guarantees made to or on behalf of wholly-owned subsidiaries, no initial liability recognition has been made and there is no net financial statement impact related to these guarantees.

The contractual obligations under NLAIC’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988 are guaranteed by the Company. Total SPDA contracts affected by this guarantee in force were immaterial as of December 31, 2024 and 2023.

The Company has guaranteed the obligations and liabilities of NISC, including, without limitation, the full and prompt payment of all accounts payable to any party now or in the future. If for any reason NISC fails to satisfy any of its obligations, the Company will cause such obligation, loss or liability to be fully satisfied.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(14)	Regulatory Risk-Based Capital, Dividend Restrictions and Unassigned Surplus

The NAIC RBC model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where the Company is domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented.

The State of Ohio insurance laws require insurers to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (i) 10% of surplus as regards policyholders as of the prior December 31 or (ii) the net income of the insurer as of the prior year. No dividends were paid by the Company to NFS for the years ended December 31, 2024 and 2023. The Company’s surplus as regards policyholders as of December 31, 2024, was $12.5 billion and statutory net income for 2024 was $1.2 billion. As of January 1, 2025, the Company has the ability to pay dividends to NFS totaling $1.3 billion without obtaining prior approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend or distribution paid from other than earned surplus. Earned surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its stockholder.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I  Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2024:

(in millions)	Column A	Column B	Column C	Column D
	Type of investment	Cost	Fair value	Amount at which is shown in the statutory statements of admitted assets, liabilities, capital and surplus
	Bonds:
	U.S. Treasury securities and obligations of U.S. government corporations	$65	$64	$65
	U.S. government and agencies	76	76	76
	Obligations of states and political subdivisions	3,423	3,091	3,423
	Foreign governments	519	474	519
	Public utilities	5,008	4,584	4,972
	All other corporate, mortgage-backed and asset-backed securities	36,880	34,632	36,743
	Total fixed maturity securities	$45,971	$42,921	$45,798
	Equity securities:
	Common Stocks:
	Banks, trust and insurance companies	26	39	39
	Industrial, miscellaneous and all other	183	182	182
	Nonredeemable preferred stocks	38	42	42
	Total equity securities[1]	$247	$263	$263
	Mortgage loans	9,619		9,619
	Cash, cash equivalents and short-term investments	1,687		1,687
	Policy loans	1,039		1,038
	Other long-term investments[2]	2,821		2,821
	Total invested assets	$61,384		$61,226

1	Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $3.7 billion are excluded.
2

Includes derivatives, securities lending reinvested collateral assets and other invested assets. Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $396 million are excluded.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III  Supplementary Insurance Information

As of December 31, 2024, 2023 and 2022 and for each of the years then ended (in millions):

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims and loss expenses	Unearned premiums[2]	Other policy claims and benefits payable[2]	Premium revenue
2024
Annuities		$18,942			$8,677
Retirement Solutions		18,911			3,498
Life Insurance		5,532			411
Corporate Solutions and Other		8,408			3,816
Total		$51,793			$16,402
2023
Annuities		$15,213			$7,368
Retirement Solutions		20,351			4,150
Life Insurance		5,428			412
Corporate Solutions and Other		8,381			2,740
Total		$49,373			$14,670
2022
Annuities		$10,635			$5,758
Retirement Solutions		21,824			5,097
Life Insurance		5,353			415
Corporate Solutions and Other		7,670			3,265
Total		$45,482			$14,535

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income[3]	Benefits, claims, losses and settlement expenses[4]	Amortization of deferred policy acquisition costs[1]	Other operating expenses	Premiums written
2024
Annuities	$882	$15,954		$184
Retirement Solutions	788	5,398		244
Life Insurance	285	866		105
Corporate Solutions and Other	1,374	1,430		204
Total	$3,329	$23,648		$737
2023
Annuities	$613	$13,619		$158
Retirement Solutions	835	5,610		214
Life Insurance	276	757		101
Corporate Solutions and Other	1,412	1,943		203
Total	$3,136	$21,929		$676
2022
Annuities	$346	$10,871		$136
Retirement Solutions	860	6,178		120
Life Insurance	261	730		105
Corporate Solutions and Other	552	1,519		174
Total	$2,019	$19,298		$535

1	Deferred policy acquisition costs and amortization of deferred policy acquisition costs are not applicable for statutory basis of accounting.
2	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
3

Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates and reported segment operating results would change if different methods were applied.

4	Benefits to policyholders and beneficiaries, increase in reserves for future policy benefits and claims and commissions are included in Column H amounts.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV  Reinsurance

As of December 31, 2024, 2023 and 2022 and each of the years then ended:

(in millions)
Column A	Column B	Column C	Column D	Column E
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount
2024
Life insurance in force	$153,575	$(24,712)	$557	$129,420
Premiums:
Life Insurance	$3,977	$(140)	$11	$3,848
Accident and health insurance	531	(540)	9	-
Total	$4,508	$(680)	$20	$3,848

2023
Life insurance in force	$147,725	$(26,722)	$579	$121,582
Premiums:
Life Insurance	$2,931	$(143)	$12	$2,800
Accident and health insurance	457	(465)	9	-
Total	$3,388	$(608)	$21	$2,800

2022
Life insurance in force	$145,173	$(29,598)	$605	$116,180
Premiums:
Life Insurance	$3,473	$(144)	$12	$3,341
Accident and health insurance	425	(424)	-	1
Total	$3,898	$(568)	$12	$3,342

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V  Valuation and Qualifying Accounts

Years ended December 31, 2024, 2023 and 2022:

(in millions)
Column A	Column B	Column C	Column D	Column E
	Balance at	Charged to		Balance at
	beginning	costs and		end of
Description	of period	expenses	Deductions[1]	period
2024
Valuation allowances - mortgage loans	$2	$-	$(2)	$-

2023
Valuation allowances - mortgage loans[2]	$1	$1	$-	$2

2022
Valuation allowances - mortgage loans	$43	$(5)	$-	$38
1	Amounts generally represent recoveries, payoffs and sales.
2	Effective January 1, 2023, the Company changed its method for reserving for mortgage loans. Refer to Note 5 for further discussion and the resulting impacts of the change.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.